                                  CONFIDENTIAL





                          PURCHASE AND SALE AGREEMENT




                              dated August 3, 1994



                                    between



                             Emro Propane Company,
                            a Michigan Corporation,

                            Emro Marketing Company,
                             a Delaware Corporation


                                      and


                        MAPCO Natural Gas Liquids Inc.,
                            a Delaware Corporation,

                             MAPCO Petroleum Inc.,
                            a Delaware Corporation,

                              MAPCO Florida Inc.,
                             a Delaware Corporation

                               TABLE OF CONTENTS

ARTICLE I: DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
- ----------------------
         1.1    "Accounts Receivable"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.2    "Accounts Receivable Price" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.3    "Additional Agreements" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.4    "Applicable Laws" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.5    "Assets"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.6    "Asset Purchase Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.7    "Assumed Liabilities" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.8    "Business"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.9    "Closing" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.10   "Closing Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.11   "Contracts" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.12   "Effective Time"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.13   "Equipment" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.14   "Excluded Assets" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.15   "Excluded Station Assets" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.16   "Final Adjustment Certificate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.17   "Hazardous Materials" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.18   "Hydrocarbon" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.19   "Inventory" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.20   "Inventory Price" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.21   "Land"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.22   "Motor Fuel Assets" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.23   "Net Purchase Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.24   "Other Assets"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.25   "Permitted Encumbrances"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.26   "Petroleum" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.27   "Purchase Price Allocation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.28   "Records" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.29   "Stations"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.30   "Station Equipment" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.31   "Station Inventory" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.32   "Station Inventory Price" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         1.33   "Station Liabilities" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

ARTICLE II: PURCHASE AND SALE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
- -----------------------------
         2.1    Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
                -----------
         2.2    The Motor Fuel Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
                ---------------------

ARTICLE III: PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
- ---------------------------
         3.1    Net Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                ------------------
         3.2    Post Closing Receipt of Revenues  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                --------------------------------
         3.3    Estimate of Net Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                ------------------------------
         3.4    Final Determination of Net Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                -----------------------------------------
         3.5    Proration of Certain Items  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                --------------------------
         3.6    Propane Tank Inventory  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                ----------------------
         3.7    Accounts Receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                -------------------
         3.8    Adjustment for Natural Gas Encroachment.  . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                ----------------------------------------

ARTICLE IV: DISCLAIMERS, REPRESENTATIONS AND WARRANTIES OF EPC  . . . . . . . . . . . . . . . . . . . . . . .   15
- --------------------------------------------------------------
         4.1    Disclaimers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                -----------

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
         4.2    Organization and Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                ------------------------------
         4.3    Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                ---------
         4.4    Required Third Party Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                -----------------------------
         4.5    No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                -----------
         4.6    Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                -----------
         4.7    Absence of Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                ------------------
         4.8    Claims and Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
                ---------------------
         4.9    Taxes and Assessments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                ---------------------
         4.10   Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                ---------
         4.11   Equipment; Other Assets.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                -----------------------
         4.12   Title to Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                ---------------
         4.13   Land  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
                ----
         4.14   Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                ---------
                 (a)  Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                      ----------
                 (b)  Unions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                      ------
         4.15   Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                ----------------------
         4.16   Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                ---------
         4.17   Environmental Matters-The Land  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
                ------------------------------
         4.18   Financial and Operational Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                -------------------------------------

ARTICLE V: REPRESENTATIONS AND WARRANTIES OF EMC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         5.1    Organization, Qualification of EMC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                ----------------------------------
         5.2    Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                ---------
         5.3    Necessary Authorizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                ------------------------
         5.4    No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
                -----------
         5.5    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                ----------

ARTICLE VI: REPRESENTATIONS AND WARRANTIES OF MNGL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
- --------------------------------------------------
         6.1    Organization, Qualification of MNGL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                -----------------------------------
         6.2    Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                ---------
         6.3    Necessary Authorizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                ------------------------
         6.4    No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                -----------
         6.5    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
                ----------

ARTICLE VII: DISCLAIMERS, REPRESENTATIONS AND WARRANTIES OF MPI AND MFI . . . . . . . . . . . . . . . . . . .   24
- -----------------------------------------------------------------------
         7.1    Disclaimers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                -----------
         7.2    Organization and Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                ------------------------------
         7.3    Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                ---------
         7.4    Required Third Party Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                -----------------------------
         7.5    No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                -----------
         7.6    Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                -----------
         7.7    Absence of Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
                ------------------
         7.8    Claims and Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                ---------------------
         7.9    Taxes and Assessments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                ---------------------
         7.10   Station Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                -----------------
         7.11   Station Equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
                -----------------
         7.12   Title to Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
                ---------------
         7.13   Stations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
                --------
         7.14   Station Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                -----------------
         7.15   Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                ----------------------
         7.16   Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                ---------
         7.17   Environmental Matters-The Stations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
                ----------------------------------
         7.18   Financial and Operational Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
                -------------------------------------
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
ARTICLE VIII: COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
- -----------------------
         8.1    Operation of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                ---------------------
         8.2    Operation of the Motor Fuel Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                ----------------------------------
         8.3    Access  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                ------
         8.4    Hart-Scott-Rodino Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                -------------------------
         8.5    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
                ---------------
         8.6    Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
                ----------
         8.7    Maintenance of and Access to Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
                ------------------------------------
         8.8    Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
                ---------
         8.9    Permissions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
                -----------
         8.10   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
                ---------
         8.11   Internal Revenue Code 1031 Exchanges  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                ------------------------------------

ARTICLE IX: EPC EMPLOYEES AND BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
- --------------------------------------
         9.1    Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                ---------
         9.2    Union Location  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                --------------
         9.3    No Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                ----------------------------
         9.4    Family and Medical Leave  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                ------------------------
         9.5    COBRA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                -----

ARTICLE X: STATION EMPLOYEES AND BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
- -----------------------------------------
         10.1   Station Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                -----------------
         10.2   No Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                ----------------------------
         10.3   Family and Medical Leave  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                ------------------------
         10.4   COBRA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                -----

ARTICLE XI: TITLE AND CONDITION OF THE LAND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
- -------------------------------------------
         11.1   Title Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                -----------------
         11.2   Surveys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                -------
         11.3   Unpermitted Exceptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                ----------------------
         11.4   Casualty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                --------
         11.5   Condemnation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
                ------------

ARTICLE XII: TITLE AND CONDITION OF THE STATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
- ------------------------------------------------
         12.1   Title Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
                -----------------
         12.2   Surveys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
                -------
         12.3   Unpermitted Exceptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                ----------------------
         12.4   Casualty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
                --------
         12.5   Condemnation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
                ------------

ARTICLE XIII: TRADEMARKS AND TRADE NAMES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
- ----------------------------------------
         13.1   Assignment of Trademarks and Trade Names  . . . . . . . . . . . . . . . . . . . . . . . . . .   39
                ----------------------------------------
         13.2   License of Trademarks and Trade Names . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
                -------------------------------------

ARTICLE XIV: ENVIRONMENTAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
- ----------------------------------
         14.1   Assessment and Remediation of the Land  . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
                --------------------------------------
                 14.1.15  Disclosure Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
                          --------------------
         14.2   Assessment and Remediation of the Stations  . . . . . . . . . . . . . . . . . . . . . . . . .   45
                ------------------------------------------
                 14.2.18  Disclosure Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                          --------------------

ARTICLE XV: MUTUAL CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
- ---------------------------------------
         15.1   Government Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                --------------------

ARTICLE XVI: CONDITIONS PRECEDENT TO EPC'S OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
- ------------------------------------------------------

         16.1   Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                -----------
         16.2   Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                ------------------------------
         16.3   Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                -----------
         16.4   Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                -------
         16.5   Form and Substance of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                -------------------------------
         16.6   Other Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                ----------------

ARTICLE XVII: CONDITIONS PRECEDENT TO EMC'S OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
- -------------------------------------------------------
         17.1   Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                -----------
         17.2   Representation and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                -----------------------------
         17.3   Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                -----------
         17.4   Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                -------
         17.5   Form and Substance of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                -------------------------------

ARTICLE XVIII: CONDITIONS PRECEDENT TO MNGL'S OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   52
- ---------------------------------------------------------
         18.1   Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                -----------
         18.2   Representation and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                -----------------------------
         18.3   Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                -----------
         18.4   Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                -------
         18.5   Form and Substance of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                -------------------------------
         18.6   No Casualty Loss and Damage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                ---------------------------
         18.7   Other Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                ----------------

ARTICLE XIX: CONDITIONS PRECEDENT TO MPI'S AND MFI'S OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . .   53
- ----------------------------------------------------------------
         19.1   Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                -----------
         19.2   Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
                ------------------------------
         19.3   Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                -----------
         19.4   Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                -------
         19.5   Form and Substance of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                -------------------------------

ARTICLE XX: CLOSING AND DELIVERIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
- ----------------------------------
         20.1   Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                ----
         20.2   Deliveries by EPC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                -----------------
         20.3   Deliveries by EMC.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                -----------------
         20.4   Deliveries by MNGL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                ------------------
         20.5   Deliveries by MPI and MFI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                -------------------------

ARTICLE XXI: OBLIGATIONS AFTER CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
- --------------------------------------
         21.1   Survival of Warranties and Representations  . . . . . . . . . . . . . . . . . . . . . . . . .   56
                ------------------------------------------
         21.2   Taxes on the Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
                ---------------------
         21.3   Taxes on the Motor Fuel Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
                ------------------------------
         21.4   Non-Competition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                ---------------
         21.5   Post Closing Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                ---------------------
         21.6   Non-Compete Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                --------------------

ARTICLE XXII: TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
- -------------------------
         22.1   Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
                -----------
         22.2   Effect of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
                ---------------------

ARTICLE XXIII: INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
- ------------------------------
         23.1   Indemnifications-The Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
                -----------------------------
                 23.1.1  Non-Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
                         -------------------------
                 23.1.2  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
                         ---------------------
         23.2   Indemnifications-The Motor Fuel Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                --------------------------------------

                 23.2.1  Non-Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
                         -------------------------
                 23.2.2  Environmental Matters-The Motor Fuel Assets  . . . . . . . . . . . . . . . . . . . .   61
                         -------------------------------------------
         23.3   Notice and Right to Defend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
                --------------------------
         23.4   Limitations Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
                ------------------

ARTICLE XXIV: MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
- ---------------------------
         24.1   Further Assurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
                -----------------
         24.2   Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                -------
         24.3   Taxes and Recording Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                ------------------------
         24.4   Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                --------
         24.5   Assignment; Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
                --------------------------
         24.6   Amendment and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                --------------------
         24.7   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                -------
         24.8   Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                --------
         24.9   Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                -------------
         24.10  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                -------------
         24.11  Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
                --------
         24.12  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                ------------
         24.13  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                ------------
         24.14  Bulk Sales Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                ---------------
         24.15  Signage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                -------
         24.16  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
                ----------------

                               TABLE OF EXHIBITS


   Number              Description
   ------              -----------
      1.1             Accounts Receivable
      1.7             Assumed Liabilities
      1.11            Contracts
      1.13            Equipment
      1.14            Excluded Assets
      1.15            Excluded Station Assets
      1.19            Truck Spare Parts
      1.21            Land
      1.24            Other Assets
      1.27            Purchase Price Allocation
      1.29            Stations
      1.30            Station Equipment
      1.33            Station Liabilities and Contracts
      3.5(d)          Prepaid Expenses and Other Items
      3.8             Natural Gas Encroachment - Branches
      4.4             Necessary Authorizations - EPC
      4.5             Conflicts - EPC
      4.7             Absence of Changes - EPC
      4.8             Claims and Litigation - EPC
      4.9             Taxes and Assessments - EPC
      4.13            Condemnations - Land
      4.16            Contract Exceptions - EPC
      4.17            Environmental Matters - Land
      4.18            Financial Information - EPC
      5.3             Necessary Authorizations - EMC
      5.4             Conflicts - EMC
      5.5             Claims and Litigation - EMC
      6.3             Necessary Authorizations - MNGL
      6.4             Conflicts - MNGL
      6.5             Claims and Litigation - MNGL
      7.4             Necessary Authorizations - MPI & MFI
      7.5             Conflicts - MPI & MFI
      7.7             Absence of Changes - MPI & MFI
      7.8             Claims and Litigation - MPI & MFI
      7.9             Taxes and Assessments - MPI & MFI
      7.13            Condemnations - Stations
      7.16            Contract Exceptions - Stations
      7.17            Environmental Matters - Stations
      7.18            Financial Information - MPI and MFI
     14.1.1           Contaminated Land Locations
     14.1.2           Assessment Procedures
     14.2.1           Non-Contaminated Stations
     15.1             Government Approvals
     16.3             Certificate - MNGL
     16.4             Legal Opinion, Counsel for MNGL
     17.3             Certificate - MPI & MFI
     17.4             Legal Opinion, Counsel for MPI  & MFI
     18.3             Certificate - EPC
     18.4             Legal Opinion, Counsel for EPC & EMC

     19.3             Certificate - EMC
     20.2(a)          Corporate Limited Warranty Deed
     20.2(b)          Assignment of Leases - EPC
     20.2(c)          Bill of Sale - EPC
     20.2(d)          Assignment of Accounts Receivable and Contracts
     20.2(e)          Assignment and License of Trademarks
     20.5(a)          Limited Warranty Deed - MPI & MFI
     20.5(b)          Assignment of Leases - MPI & MFI
     20.5(c)          Bill of Sale - MPI & MFI
     20.5(d)          Assignment of Contracts - MPI & MFI
     21.5             Post Closing Services Agreement
     24.3             IRS Form 8594

                          PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into this 3rd day of August, 1994, by and between Emro Propane Company, a Michigan corporation ("EPC"), Emro Marketing Company, a Delaware corporation ("EMC") and MAPCO Natural Gas Liquids Inc., a Delaware corporation ("MNGL"), MAPCO Petroleum Inc., a Delaware corporation ("MPI"), and MAPCO Florida Inc. a Delaware corporation ("MFI").

         EPC desires to sell and transfer to MNGL, and MNGL desires to purchase from EPC, the right, title and interest of EPC in and to certain assets and properties used in or comprising the Business (as herein defined), as well as certain agreements, obligations, liabilities and commitments of EPC relating to such assets and properties. EMC, MPI and MFI desire to enter into agreements as a portion of such purchase and sale whereby MPI and MFI will transfer to EMC all of the right, title and interest of MPI and MFI in and to certain assets and properties comprising the Motor Fuel Assets (as herein defined).

         THEREFORE, in consideration of the mutual promises and covenants contained herein, other good and valuable consideration, and intending to be legally bound, EPC, EMC, MNGL, MPI and MFI agree as follows:

                             ARTICLE I: DEFINITIONS

         As used in this Agreement, the following capitalized terms have the meanings stated in this Article:

         1.1 "Accounts Receivable" means the agricultural, residential, commercial and industrial accounts receivable owned by EPC at Closing and more fully described on Exhibit 1.1.

         1.2 "Accounts Receivable Price" means the face value of the Accounts Receivable as shown on the books of EPC at the Effective Time, net of customer credit balances (including customer credits pending as of the Effective Time), customer prepayments or deposits, and any agreed to discounts in accordance with Section 3.7.

         1.3 "Additional Agreements" means the following additional agreements, such agreements to be made and entered into upon terms and conditions mutually agreed to by the parties: (a) the Product Supply Agreement between Marathon Oil Company and MNGL; (b) the Travel Center Agreement between EMC and MPI; (c) the Guaranty of Marathon Oil Company; (d) the Guaranty of MAPCO Inc.; (e) the Non-Competition Agreement of MAPCO Inc., MPI and MFI; (f) the Non-Competition Agreement of Marathon Oil Company; and (g) the Non-Competition Agreement of USX Corporation.

         1.4 "Applicable Laws" means the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), the federal Resource Conservation and Recovery Act ("RCRA"), any applicable underground storage tank laws and regulations, and any other Federal, State or Local laws, rules or regulations applicable to the storage, handling, transportation, remediation, removal, or disposal of Hydrocarbons or other Hazardous Materials as they may relate to or affect the Land or Stations or any substances, materials or wastes generated from the Land or Stations or stored or disposed of at the Land or Stations.

         1.5 "Assets" means the assets, properties and rights used in or arising from the Business, including the Accounts Receivable, the Contracts, the Equipment, the Inventory, the Land, the Other Assets, and the Records, as they shall exist on the Closing Date; provided, however, that the Assets do not include and MNGL is not purchasing any interest in the Excluded Assets.

         1.6 "Asset Purchase Price" means the sum of One Hundred Seventy Eight Million Forty Six Thousand Dollars U.S. ($178,046,000.00) plus the value assigned to the Stations, the Station Equipment and the Station Liabilities which is set at Ten Million Dollars U. S. ($10,000,000.00).

         1.7 "Assumed Liabilities" means, except as otherwise provided in this Agreement:

         (a) The future non-compete payments and the liabilities of the Business in the amounts set forth on Exhibit 1.7; provided, however, MNGL shall receive a credit at Closing equal to the amount by which the total of the future non-compete payments to be assumed by MNGL, as set forth on Exhibit 1.7 exceeds Two Million Five Hundred Thousand Dollars U.S. ($2,500,000.00);

         (b) The liabilities, obligations or duties of MNGL arising directly or indirectly in any manner under the terms of the Contracts to the extent they arise and become due after the Closing;

         (c) Subject to the terms and conditions set forth in this Agreement, any and all liabilities and obligations of whatever kind or nature, whether absolute, conditional, direct, indirect, fixed or contingent arising from events, acts or omissions in any way related to the ownership or use of the Assets or the conduct of the Business occurring at any time after the Effective Time.

         1.8 "Business" means the sales by EPC, of propane for use by residential, agricultural, commercial and industrial customers; the sale of appliances; the sale of propane and natural gas utilizing grills, fireplaces, appliances and similar devices; the installation, service and repair of all such appliances and accounts to the extent presently performed by EPC or EMC; and the purchase, transportation, warehousing and storage of propane and personal property, and all related activities as conducted by EPC in the States of Illinois, Indiana, Michigan and Ohio; and the retail sale of gasoline and distillates at the branches, if any.

         1.9 "Closing" means the consummation of the purchase and sale contemplated hereby which shall take place on or before September 1, 1994, at a mutually agreeable location; provided, however, that if the conditions precedent to the Closing as set forth herein shall not have been satisfied or waived on such date, and unless this Agreement is terminated as provided herein, the Closing shall take place on or before the fifth business day following the satisfaction or waiver, or on such other date as EPC and MNGL shall agree upon in writing, but in no event later than September 30, 1994, unless extended pursuant to express provisions in this Agreement.

         1.10    "Closing Date" means the date of Closing.

         1.11 "Contracts" means those certain leases for portions of the Land, and the agreements, contracts, leases and other binding arrangements pertaining to the Business, listed in Exhibit 1.11.

         1.12 "Effective Time" means, on the Closing Date, immediately before Midnight, local prevailing time.

         1.13 "Equipment" means the vehicles, tanks, equipment, business machines, computer hardware, furniture, furnishings, accessories and supplies used in connection with the Business and listed in Exhibit 1.13, together with any and all, leases, licenses thereof and assigned herein.

         1.14 "Excluded Assets" means any right, title or interest of EPC in any assets, properties, or agreements not used or held for use in the Business, and the assets, rights and properties listed on Exhibit 1.14.

         1.15 "Excluded Station Assets" means any right, title or interest of MPI and MFI in any assets, properties, or agreements not used or held for use in the operation of the Motor Fuel Assets, and the assets, rights and properties listed on Exhibit 1.15.

         1.16 "Final Adjustment Certificate" means the certificate delivered pursuant to Section 3.4.

         1.17 "Hazardous Materials" means "polychlorinated biphenyls" or "PCB's" (as those terms are defined or used presently of hereafter in the Toxic Substances Control Act, as amended, ("TSCA"), Hydrocarbons, and any "hazardous substance" (as defined in CERCLA), or "hazardous waste" (as defined in RCRA), and those substances, materials and wastes which now or hereafter are defined as "hazardous substance" or "hazardous waste" in applicable federal or state statutes or regulations.

         1.18 "Hydrocarbon" means new or used Petroleum or Petroleum products, including crude oil and any fraction thereof.

         1.19 "Inventory" means the propane, appliances, truck spare parts, including but not limited to those of the type described on Exhibit 1.19, replacement parts (including such items as fittings, regulators and similar items), goods and stock in trade in saleable and non-obsolete condition and owned by EPC for the purposes of conducting the Business, as to be physically verified with procedures to be agreed upon prior to Closing.

         1.20 "Inventory Price" means the value of the Inventory as of the Closing Date. Such value for propane will be determined by using the lower of actual laid-in cost (cost plus taxes plus transportation, if any) or current wholesale price (cost plus taxes plus transportation, if any) in effect at the applicable Marathon Oil Company supply points on the Closing Date. The price for all other items of Inventory will be EPC's wholesale delivered cost net of any agreed to discounts, rebates and allowances, including without limitation agreed to price reductions for demonstration and non-current model year goods.

         1.21 "Land" means the land located in the States of Illinois, Indiana, Michigan and Ohio described in Exhibit 1.21 together with such estate, right, title and interest of EPC in the Land, together with and including: (i) all rights, privileges, benefits and powers conferred upon EPC as the owner or lessee of the Land; and (ii) all tenements, hereditaments and appurtenances comprising or associated with the Land.

         1.22 "Motor Fuel Assets" means the Stations, the Station Inventory and the Station Equipment, but not including the Excluded Station Assets.

         1.23 "Net Purchase Price" means the price payable for the Assets and the Assumed Liabilities as determined pursuant to Article III.

         1.24 "Other Assets" means those assets of EPC used in the Business, if any, listed in Exhibit 1.24.

         1.25    "Permitted Encumbrances" means:

         (a)     liens for taxes or assessments not yet due;

         (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the Land or the Stations;

         (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate any of the Assets or the Motor Fuel Assets, as applicable, in any manner, and all applicable laws, rules, and orders of governmental authority.

         1.26    "Petroleum" shall have the meaning set forth in RCRA.

         1.27 "Purchase Price Allocation" means the allocation of the Asset Purchase Price amongst the various portions of the Assets, the Motor Fuel Assets other than the Accounts Receivable, the Inventory and the Station Inventory, as set forth on Exhibit 1.27.

         1.28 "Records" means the books, files, customer lists, inventory and sales records, and similar records relating to the Assets and the Assumed Liabilities.

         1.29 "Stations" means the real property in fee simple, certain real property leaseholds, any appurtenances thereto, improvements, facilities, fixtures and signposts owned by MPI or MFI for those thirty-nine (39) locations listed on Exhibit 1.29.

         1.30 "Station Equipment" means the equipment, tanks, flow lines, dispenser, pumps, display cases, furniture, signs (other than those which contain the trademarks of other parties) and personal property, whether tangible or intangible (but excluding the Station Inventory as defined below) owned by MPI or MFI located at and as a part of the Stations, and listed in
Exhibit 1.30, together with any and all leases and licenses thereof and assigned herein.

         1.31 "Station Inventory" means the motor fuel, goods, and stock in trade in saleable condition, as they may exist at the time of Closing maintained at the Stations for resale at retail to the public. The Station Inventory will not include any supplies bearing the Shell or MAPCO trademarks, trade names, service marks or art.

         1.32 "Station Inventory Price" means for the general Station Inventory (excluding motor fuels and fast foods) the purchase price to be determined by valuing it at MPI's or MFI's wholesale delivered cost and an actual physical count. Such determination will be made by subtracting from MPI's or MFI's then current retail price, a percentage of that retail price which represents MPI's or MFI's gross profit percentage on the retail sales of Station Inventory (excluding fast foods and motor fuels) for the first quarter of 1994. Normal prompt-pay discounts and volume-based vendor rebates and allowances, if applicable, will further reduce the cost of the Station Inventory if such discounts and rebates are not normally accounted for by MPI or MFI in its costs.

         The purchase price of fast food Station Inventory (which includes certain supplies) will be determined based on MPI's or MFI's wholesale cost and an actual physical count, less normal cash and EFT discounts and less volume based vendor rebates and allowances attributable to the saleable Station Inventory on hand as of the Closing Date.

         The purchase price of motor fuels Station Inventory shall be determined with reference to the rack price in effect at the Marathon Oil Company terminal nearest to the individual Station on the Closing Date, plus applicable taxes and governmental fees, and applicable freight charges, and by physical measurement of such motor fuel.

         1.33    "Station Liabilities" means:

         (a) the liabilities, obligations or duties of EMC arising directly or indirectly in any manner under the terms of the Station contracts including but not limited to leases, subleases and assignments (as listed on Exhibit 1.33) that are expressly assumed by EMC, to the extent they arise and become due after the Closing; and,

         (b) subject to the terms and conditions set forth in this Agreement, any and all liabilities and obligations of whatever kind or nature, whether absolute, conditional, direct, indirect, fixed or contingent arising from events, acts or omissions occurring at any time after the Effective Time (whether or not known to EMC) in any way related to the ownership or use of the Motor Fuel Assets or the operation of the Stations.

                         ARTICLE II: PURCHASE AND SALE

         2.1 Transaction. At the Closing, on the Closing Date and subject to the terms and conditions set forth in this Agreement, for the Net Purchase Price, EPC shall sell, assign, transfer and deliver to MNGL, and MNGL shall purchase, acquire and accept from EPC, the Assets, subject to the Permitted Encumbrances. At the Closing, MNGL shall assume the Assumed Liabilities, but no other obligations of or related to EPC, the Business, the Assets or the Excluded Assets, whether known or unknown, contingent, absolute or otherwise.

         2.2 The Motor Fuel Assets. At the Closing, on the Closing Date and subject to the terms and conditions set forth in this Agreement, as part of the payment for the Assets, MPI and MFI shall sell, assign, transfer and deliver to EMC, and EMC shall purchase, acquire and accept from MPI and MFI, the Motor Fuel Assets, subject to the Permitted Encumbrances. At the Closing, EMC shall assume the Station Liabilities, but no other obligations of or related to the Motor Fuel Assets or the Excluded Station Assets, whether known or unknown, contingent, absolute or otherwise.

                          ARTICLE III: PURCHASE PRICE

         3.1 Net Purchase Price. The Net Purchase Price to be paid shall be equal to the Asset Purchase Price (which includes the cash payment plus the transfer of the Stations), plus the Accounts Receivable Price and the Inventory Price, less the Station Inventory Price, plus and minus the amounts provided for in Section Section 3.2, 3.4 and 3.5 hereof. The Net Purchase Price may be adjusted in accordance with Section Section 3.6 and 3.8.

         All cash payments under this Agreement shall be by wire transfer of immediately available funds to such account as the recipient shall designate.

         3.2 Post Closing Receipt of Revenues. If EPC shall receive after the Closing Date any proceeds attributable to the Assets for any period of time after the Effective Time, EPC shall promptly pay to MNGL the amount of such proceeds, unless an adjustment of the Purchase Price for such proceeds received by EPC has previously been accounted for in the estimated Net Purchase Price. If MNGL shall receive any proceeds attributable to the Assets for any period of time prior to the Effective Time, then MNGL promptly shall pay to EPC such proceeds, unless an upward adjustment of the Purchase Price for such proceeds received by MNGL has previously been accounted for in the estimated Net Purchase Price.

         MNGL shall also pay for monies to remain in the cash drawers at each of the selling branches of the Business in the amount of Two Hundred Dollars ($200.00) per branch.

         If MPI or MFI shall receive after the Closing Date any proceeds attributable to the Motor Fuel Assets for any period of time after the Effective Time, they shall promptly pay to EMC the amount of such proceeds, unless an adjustment of the Net Purchase Price for such proceeds received by MPI or MFI has previously been accounted for in the estimated Net Purchase Price. If EMC shall receive any proceeds attributable to the Motor Fuel Assets for any period of time prior to the Effective Time, then EMC promptly shall pay to MPI such proceeds, unless an upward adjustment of the Net Purchase Price for such proceeds received by EMC has previously been accounted for in the estimated Net Purchase Price.

         EMC shall also pay for monies remaining in the cash drawers and as roll change at each Station as of the Effective Time.

         3.3 Estimate of Net Purchase Price. For purposes of estimating the Net Purchase Price to determine the amount to be paid by MNGL at the Closing, the amount of the adjustments referred to in Section 3.2 will be estimated in good faith by EPC.

         An estimate of the value of the Station Inventory Price using the most recent perpetual inventory and accounting records of MPI and MFI prior to the Closing Date shall be calculated by MPI and MFI. Such estimate, will be set forth in a certificate of MPI delivered to EMC at least seven (7) business days before the Closing Date. An estimate of the value of the Inventory Price and the Accounts Receivable Price using the most recent perpetual inventory and accounting records of EPC prior to the Closing Date shall be calculated by EPC.

         The estimated Net Purchase Price calculation using this information will be set forth in a certificate of EPC delivered to MNGL at least seven (7) business days before the Closing Date.

         In addition, EPC agrees to give MNGL a credit for underground storage tanks situated at customer locations, the sum of Two Hundred Fifty Dollars ($250.00) per tank.

         3.4 Final Determination of Net Purchase Price. The Net Purchase Price shall be finally determined as follows:

         (a) As soon as practicable, but no later than sixty (60) days after the Closing Date, MNGL, MPI, EMC and EPC together shall prepare the Final Adjustment Certificate setting forth the final computation of the Net Purchase Price (which shall include an adjustment for the Inventory Price) which shall be based on the inventories taken as follows: a complete inventory and compilation of the Inventory in the possession of EPC on the Closing Date shall be taken jointly by MNGL and EPC; concurrently, a complete inventory and compilation of the Station Inventory in the possession of MPI and MFI on the Closing Date shall be taken jointly by EMC, MFI and MPI. Such inventories shall be completed as promptly as is reasonably possible. The Final Adjustment Certificate shall also include an adjustment for the Accounts Receivable Price, being brought current to the Effective Time from its estimated value to its actual value in accordance with Section 1.2. The difference between the estimated Net Purchase Price paid at Closing and the Net Purchase Price set forth in the Final Adjustment Certificate will be paid by MNGL or EPC, as the case may be, within twenty (20) days thereafter.

         (b) If MNGL and EPC are unable to agree upon the Net Purchase Price, MNGL and EPC will submit the matters in dispute to a mutually acceptable independent accounting firm to resolve the disputed items and make a determination of the Net Purchase Price based thereon. Such determination will be made within sixty (60) days after submitting the matter to the accounting firm and will be binding upon the parties. The fees, cost and expenses of the accounting firm will be shared equally by MNGL and EPC.

         (c) The Net Purchase Price may be adjusted after such sixty (60) day period in accordance with Section Section 3.6 and 3.8.

         3.5 Proration of Certain Items. With respect to the assets being transferred pursuant to this Agreement, the appropriate parties shall receive a credit with respect to the following items:

         (a) Real Estate and Personal Property Taxes. MNGL will pay all real estate and personal property taxes on the Assets (prorated as of the Effective Time) for the calendar year 1994, if any, which are not payable until after the Closing Date. MNGL will make such payments as and when due. If the amount of such taxes is not ascertainable as of the Closing Date, then such reimbursement shall be based upon 1993 taxes paid by EPC, except for Assets in the State of Michigan which will be at a value of eighty five percent (85%) of the 1993 tax rates. MNGL shall receive a credit, or a debit where appropriate for such taxes paid in advance, for EPC's prorated share of the amounts to be paid by MNGL.

         EMC will pay all real estate and personal property taxes on the Motor Fuel Assets (prorated as of the Effective Time) for the calendar year 1994, if any, which are not payable until after the Closing Date. EMC will make such payments as and when due. If the amount of such taxes is not ascertainable as of the Closing Date, then such reimbursement shall be based upon 1993 taxes paid by MPI or MFI. EMC shall receive a credit, or a debit where appropriate for such taxes paid in advance, for MPI's or MFI's prorated share of the amounts to be paid by EMC.

         (b) Customer Tank Rent Prepayment. Prepayments of tank rent shall be prorated over the period to which the prepayment applies. MNGL shall receive a credit for the amount by which the prepayment of tank rent exceed the tank rent due through the end of the day prior to the Closing Date.

         (c) Customer Deposits and Balances. MNGL shall receive a credit for all customer deposits made with EPC, not otherwise included in the Accounts Receivable Price, as described on Exhibit 1.24, in connection with the use, lease or purchase of propane, propane tanks, cylinders, regulators or equipment; provided, however, MNGL shall assume all liabilities and obligations to such customers for refunds of customer deposits or credit balances of any kind, not to exceed the amount of the credit received by MNGL.

         (d) Prepaid Expenses and Other Prepayments. EPC shall receive a credit at Closing in an amount equal to the value of real property lease payments, personal property lease payments, taxes, utility charges, or other prepaid expenses, as described on Exhibit 3.5(d), made by EPC, if any, that are related to the Business, and which are allocable to periods following the Effective Time.

         MPI or MFI shall receive a credit at Closing in an amount equal to the value of real property lease payments, personal property lease payments, taxes, utility charges, or other prepaid expenses, as described on Exhibit 3.5(d), made by MPI or MFI, if any, that are related to the Motor Fuel Assets, and which are allocable to periods following the Effective Time.

         The foregoing items to be prorated between the parties will be computed as of the Effective Time and will be adjustments to the payment to be made by MNGL to EPC, as further described in Section 3.1.

         3.6 Propane Tank Inventory. Subsequent to the Closing Date and within three hundred sixty-five (365) days thereafter, MNGL and EPC agree to make payments and agree to take the actions set forth in this Section 3.6. Any dispute between EPC and MNGL in connection with this Propane Tank Inventory that cannot be resolved between them shall be finally determined in the same manner set forth in Section 3.4(b). EPC represents to MNGL that Exhibit 1.13 lists the number of propane customer storage tanks (250 gallon or greater) and propane bulk storage tanks, by water capacity size, owned by EPC.

         (a) Within three hundred sixty-five (365) days after the Closing Date, MNGL shall verify and give written notice to EPC of any discrepancies in the total water capacity of such propane customer storage tanks purchased by MNGL from EPC as listed on Exhibit 1.13. Within ninety (90) days after EPC's receipt of MNGL's written notice to EPC of any discrepancies in the total water capacity of such tanks purchased by MNGL from EPC, EPC with MNGL's cooperation shall have the right to confirm MNGL's tank verification and MNGL's verification of the percentage of EPC-owned propane customer storage tanks, where such verifications indicate discrepancies in the total water capacity of the number of tanks listed on Exhibit 1.13.

         A propane customer storage tank shall be "verified" as EPC-owned if:

                 (1) the tank has a proper data plate or tank identification (marked in accordance with NFPA 58) attached and shall be rated for a working pressure of at least 200 pounds per square inch, determined in accordance with the standards of the American Society of Mechanical Engineers, and

                 (2) an executed lease covering the tanks is provided to MNGL; or

                 (3) MNGL acknowledges the existence of those tanks used at the branch or in any branch inventory of tanks; or

                 (4) MNGL or EPC receives a statement signed by the customer acknowledging MNGL's or EPC's ownership of the tanks.

         In addition, at such time as the percentage of the tanks "verified" by MNGL in accordance with the above procedures reaches seventy-five percent (75%) of the numbers set forth on Exhibit 1.13, the customer storage tanks (250 gallons or greater) may also be "verified" for non-agricultural and non-commercial propane customers, if documentation is provided to MNGL showing that:

         (A) The customer has received deliveries of propane from EPC into the tank(s) to be "verified" and an invoice has been paid by the customer including payment of an annual rental for the tank(s) to be "verified"; or

         (B) In cases where the annual rental for the tank(s) to be "verified" has been waived by EPC, the customer is purchasing propane
         (i) on EPC's budget pay plan, or (ii) on EPC's courtesy fill plan, or
         (iii) in excess of a volume which would otherwise require annual rental for the tank(s) to be "verified."

         At such time as the percentage of tanks (250 gallon or greater) "verified" at any branch is equal to ninety-seven percent (97%) of the quantity listed for such branch, the total at such branch shall be considered as "verified." If the quantity "verified" is greater than one hundred percent (100%), the excess shall be included in the aggregate water capacity determination.

         In the event there exists a shortage of propane customer storage tanks (250 gallon or greater), and such shortage is greater than three percent (3%) of the aggregate water capacity of the EPC-owned propane customer storage tanks (250 gallon or greater) for all locations described in Exhibit 1.13, as determined in MNGL's tank verification within the 365 days following Closing, additional time shall be given to MNGL to continue its "verification" of such tanks at any branch with shortages greater than three percent (3%) of the aggregate water capacity of the EPC-owned storage tanks (250 gallon or greater) for such branch. During the time following such initial period the minimum percentage of "verification" at any branch shall be met if the percentages set forth below are met:

                 90 days after initial period      96%
                 180 days after initial period     95%
                 270 days after initial period     94%

         All "verifications" are subject to EPC's confirmation in the manner set forth in this Section 3.6. If the indicated percentages are not met within the appropriate time periods, an adjustment shall be made in the Net Purchase Price to reflect the actual number of tanks. Any adjustment arising from the propane customer storage tank verification shall be made at an agreed adjustment value of One and Ten/100 Dollars ($1.10) per gallon of total tank water capacity for such tank (250 gallon or greater) shortage. In the event that an overage in the total water capacity of propane customer storage tanks is determined, there shall be no adjustment to the Net Purchase Price. In the event that a shortage adjustment in the number of propane customer storage tanks is determined, EPC shall pay to MNGL, in cash within sixty (60) days of the EPC's audit of MNGL's verification, the value of such shortage adjustment.

         (b) A propane bulk storage tank shall be "verified" as EPC-owned if:

                 (1) the tank has a proper data plate or tank identification (marked in accordance with NFPA 58) attached and shall be rated for a working pressure of at least 200 pounds per square inch, determined in accordance with the standards of the American Society of Mechanical Engineers, and

                 (2) MNGL acknowledges the existence of those tanks used at the branch, satellite, or installed on any vehicle or trailer; provided, further, for such tanks installed on vehicles or trailers, EPC shall provide MNGL with the "Manufacturer's Data Report for Unfired Pressure Vessels" and the current "Certificate of Hydrostatic Testing" for each such tank installed on a vehicle or trailer.

         In the event there exists a shortage of propane bulk storage tanks described in Exhibit 1.13, as determined by MNGL's propane bulk storage tank verification as set forth in this Section 3.6, which shall be accomplished by MNGL at or prior to the Closing Date, and subject to EPC's confirmation within sixty (60) days after the Closing Date, an adjustment shall be made, as set forth in Section Section 3.4 above, in the Net Purchase Price to reflect the actual number of propane bulk storage tanks. Any adjustment arising from the propane bulk storage tank verification shall be made at an agreed adjustment value of: (i) Eight and Seventy-five/100 Dollars ($8.75) per gallon of total tank water capacity for any vehicle mounted propane bulk storage tank (bobtails) shortage; (ii) Five and No/100 Dollars ($5.00) per gallon of total tank water capacity for any trailer mounted propane bulk storage tank (transports) shortage; and (iii) One and Ten/100 Dollars ($1.10) per gallon of total water capacity for all other propane bulk storage tank shortages, including without limitation all such tanks installed at EPC branch or satellite locations. In the event that an overage adjustment in the number of propane bulk storage tanks is determined, there shall be no adjustment to the Net Purchase Price.

         3.7 Accounts Receivable. To determine the price of the Accounts Receivable, EPC's total outstanding Accounts Receivable shall be verified by EPC and MNGL as of the Effective Time. The price to be paid shall be the applicable percentage, as set forth in the schedule below, of the amount of the Accounts Receivable, subject to adjustments for the final determination of Net Purchase Price as provided above in Section 3.4.

              Accounts Receivable Age                       Percentage
              -----------------------                       ----------
           0 -  30 days after invoice date                   100.00%
          31 -  60 days after invoice date                    99.58%
          61 -  90 days after invoice date                    99.16%
          91 - 120 days after invoice date                    98.75%
         121 - 150 days after invoice date                    98.33%
         151 - 180 days after invoice date                    97.81%

         Delinquent Accounts Receivable past due in excess of 180 days of the invoice date, those in bankruptcy proceedings or placed for collection shall be retained by EPC.

         EPC agrees that all Accounts Receivable transferred to MNGL that are or become delinquent and reach an age of 181 days or greater, at the option of MNGL, may be reconveyed to EPC at the end of the sixth calendar month following Closing. The Accounts Receivable shall be reconveyed to EPC by an assignment substantially in the form of Exhibit 20.2(d) and shall be at a value equal to one hundred percent (100%) of the face value of the principal amount of such account at the time of reconveyance. The option to reconvey the Accounts Receivable shall cease ten (10) days after the end of the sixth calendar month following Closing; provided, further, within ten (10) days after the time of reconveyance of such accounts, EPC shall pay to MNGL an amount equal to 100% of the face value of such accounts reconveyed to EPC. MNGL agrees to use its best efforts to collect the Accounts Receivable conveyed to it by EPC, reconveyed by MNGL to EPC, and to assist EPC in collection of those Accounts Receivable not conveyed to MNGL for a period of twelve (12) months from the Closing Date.

         Effective on the Closing Date, EPC hereby irrevocably constitutes and appoints MNGL and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of EPC and in the name of EPC or in its own name, without notice to or assent by EPC to sign, endorse and negotiate any check, draft, deposit item or other instruments received by MNGL as a customer payment on the Accounts Receivable transferred or assigned as provided in this Section 3.7; provided, however, the parties agree to, within thirty
(30) days of receipt, remit to the other party any payments received by such party on accounts receivable transferred hereunder to MNGL or retained by EPC.

         3.8 Adjustment for Natural Gas Encroachment. The Net Purchase Price to be paid to EPC by MNGL is based, in substantial part, on MNGL's assessment of the value of the EPC retail propane customer base. Accordingly, if a significant erosion to the customer base for the branch locations listed on Exhibit 3.8 occurs within the thirty-six (36) month period following the Closing as a result of encroachment to such customer base by natural gas (except those customers with existing natural gas service), an adjustment to the Net Purchase Price shall be made in accordance with the following provisions. MNGL will give EPC prompt notice upon its learning of any efforts by natural gas suppliers to expand within or in to the areas serviced by the branches listed on Exhibit 3.8.

         (a) Adjustment Period. In the event: (i) more than the percentage indicated below of EPC's propane customer base being serviced by any EPC branch listed on Exhibit 3.8 convert from propane to natural gas (except those customers with existing natural gas service), within any twelve (12) month period after Closing; or (ii) more than fifteen percent (15%) of EPC's propane customer base being serviced by any EPC branch listed on Exhibit 3.8 convert from propane to natural gas (except those customers with existing natural gas service), within thirty-six (36) months following Closing, EPC shall reimburse MNGL for such customers. MNGL agrees to provided EPC on a quarterly basis, by month by branch listed on Exhibit 3.8, with a listing of the number of customers converting to natural gas. Such list shall include the customer name, address, EPC account number, the approximate date of conversion to natural gas and the system to which such account was connected.

         Months after Closing                      Percentage
         --------------------                      ----------
             1 - 24                                   5.00
                 25                                   5.08
                 26                                   5.17
                 27                                   5.25
                 28                                   5.33
                 29                                   5.42
                 30                                   5.50
                 31                                   5.58
                 32                                   5.67
                 33                                   5.75
                 34                                   5.83
                 35                                   5.92
                 36                                   6.00

At the end of the 36-month adjustment period, MNGL shall identify for purposes of calculation the 12-month periods which exceed the above percentages or the 36-month total if greater than 15%. The reimbursement shall be an amount equal to One Thousand Dollars ($1,000.00) multiplied by the total number of customers converting to natural gas, in excess of two percent (2%) of the customer base for the affected branch(es). Examples of this reimbursement are shown on
Exhibit 3.8. In no event will EPC be required to pay in excess of Five Million Dollars ($5,000,000.00) to MNGL under this Section 3.8. The customer base for all percentage calculations hereunder shall be established as the number of customers at the branches as of the Effective Time. No adjustment shall be made for customers serviced by any branch not listed on Exhibit 3.8 who may convert to natural gas at any time.

         (b) Reimbursement Procedure. Within sixty (60) days following the end of the thirty-sixth month after Closing, and if any adjustment is to be made pursuant to the provisions of this section, MNGL shall provide EPC with a list of customers, by servicing branch, who qualify hereunder. Such list shall include the customer name, address, EPC's account number, the approximate date of conversion to natural gas and the system to which such account was connected. Within sixty (60) days thereafter, EPC shall pay to MNGL the amount of the adjustment calculated in accordance with Section 3.8(a). If EPC disputes the adjustment with respect to any of the customers, which dispute cannot be resolved by mutual agreement of the parties, the dispute shall be finally determined in the same manner as set forth in Section 3.4(b).

         ARTICLE IV: DISCLAIMERS, REPRESENTATIONS AND WARRANTIES OF EPC

         4.1 Disclaimers. Except as specifically provided in this Agreement, EPC makes no warranties or representations, express or implied in connection with the Assets and Business. Subject to this Section 4.1 and to the Permitted Encumbrances, EPC makes the warranties and representations set forth in Section Section 4.2 through 4.17.

EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE ASSETS SHALL BE SOLD AND TRANSFERRED TO MNGL "AS IS, WHERE IS AND WITH ALL FAULTS" AND WITHOUT ANY REPRESENTATIONS, WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, CONDITION OR FITNESS THEREOF OR AS TO USE FOR A PARTICULAR PURPOSE OR COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. MNGL HAS MADE ITS OWN INVESTIGATION AND DETERMINATION REGARDING THE ASSETS AND THEIR NATURE AND CONDITION AND THE PURCHASE THEREOF AND HAS NOT RELIED ON ANY REPRESENTATIONS, STATEMENTS OR WARRANTIES OF EPC, ITS AGENTS OR EMPLOYEES WITH RESPECT TO THE ASSETS, EXCEPT AS SPECIFICALLY SET FORTH HEREIN. MNGL ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS, STATEMENTS OR WARRANTIES HAVE BEEN MADE, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.

         4.2 Organization and Qualification. EPC is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and is duly qualified to do business as a foreign corporation in all jurisdictions in which the ownership of its properties or the nature of its activities in connection with the Business makes such qualification necessary, and where the failure to be so qualified would have a material adverse effect on the Business taken as a whole.

         4.3 Authority. EPC has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of EPC, and, subject to the general laws affecting creditors' rights, this Agreement is a valid and binding obligation of EPC, enforceable against EPC in accordance with its terms.

         4.4 Required Third Party Consents. Except as set forth in Exhibit 4.4, neither the execution and delivery of, nor performance under, this Agreement on the part of EPC is prohibited by or requires any prior consent, by any third parties under any agreement related to the Business to which EPC is a party, and by which EPC is bound with respect to which the failure to obtain such consent would have a material adverse effect on the operation of the Business or the ownership of the Assets.

         4.5 No Conflict. Except as set forth in Exhibit 4.5 and as contemplated by Section 8.4, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it on the part of EPC will be in conflict with, or result in a breach or violation adverse to the ownership of the Assets or operation of the Business of: (i) any of the terms of the certificates or articles of incorporation or By-Laws of EPC, (ii) any material agreement, instrument, or obligation related to the Business to which EPC is a party or by which any of the Assets are bound, or
(iii) any material order, judgment, injunction, decree, law, statute, rule, or regulation applicable to EPC or the conduct of the Business or by which any of the Assets are bound.

         4.6 Liabilities. With respect to the Assets and the Business, EPC has no material liabilities, fixed or contingent, nor any material contractual commitments nor any short- or long-term debt which are not described or listed in this Agreement or its Exhibits, except for liabilities incurred in the ordinary course of conducting the Business since December 31, 1993. Exhibit 1.7 sets forth the liabilities of EPC with respect to future non-compete payments.

         4.7 Absence of Changes. Except as set forth in Exhibit 4.7, since December 31, 1993, there has not been:

         (1) Any change in the condition (financial or other), of the properties, assets, liabilities and Business except normal and usual changes in the ordinary course of business which are in the aggregate materially adverse to the Business and Assets.

         (2) Any damage, destruction or losses (whether or not covered by insurance) in an aggregate amount exceeding $25,000.00 affecting the Business and Assets.

         (3) Except in the ordinary course of business, any sale, lease, abandonment or other disposition by EPC of any interest in any property, machinery, equipment or other operating property, as respects the Business and Assets.

         (4) Any other occurrence, event, or condition which materially and adversely affects or, to the best of EPC's and EMC's knowledge, is likely to materially and adversely affect the Business and Assets.

         4.8 Claims and Litigation. Except as set forth in Exhibit 4.8, (i) there are no legal or administrative proceedings, claims or investigations now pending before any court or administrative body against EPC; (ii) to EPC's knowledge, there are no material, threatened legal or administrative proceedings, claims or investigations against EPC;

(iii) EPC has not received notice of any investigation threatened or contemplated by any federal, state or local governmental or regulatory authority, including those involving the safety of products, the working conditions of employees, the Business' employment practices or policies, or compliance with environmental regulations; and (iv) neither the Business, nor any of the Assets is subject to any material judgment, order, writ, injunction, stipulation or decree of any court or any governmental agency or any arbitrator.

         4.9 Taxes and Assessments. Except as set forth in Exhibit 4.9, all taxes of any kind, including ad valorem, property, excise, income and similar taxes and assessments which have become due and payable have been properly paid; EPC has filed or caused to be filed all tax returns required to be filed under the laws of the United States, the state of incorporation of EPC and each state in which EPC is required to file returns because of the conduct of the Business; all taxes shown by such returns to be due and payable have been paid; and EPC knows of no proposed assessment, assessment or claim by the United States government, or any state or any other taxing authority in which the Business is conducted for additional taxes other than those paid in accordance with such returns or which has been disclosed to MNGL.

         4.10 Inventory. The Inventory contains no material amounts that are not saleable and usable for the purposes intended in the ordinary course of the Business.

         4.11    Equipment; Other Assets.

         (a) Motor Vehicles. Exhibit 1.13 contains an accurate and complete list of all motor vehicles used in the Business to be conveyed to MNGL, whether presently owned by EPC or leased by a parent of EPC. EPC warrants that, as of the Closing Date, as to such vehicles and other items of rolling stock, all are: (i) properly licensed and registered in accordance with applicable law;
(ii) in substantial compliance with applicable state and federal Department of Transportation standards and regulatory requirements and there are no material items of non-compliance thereunder; (iii) not subject to any lien or other encumbrance, contract of sale, security agreement or charge of any kind or character other than those contained in the leases for such vehicles, and (iv) the sole property of EPC and no person, corporation or firm has any ownership interest in such vehicles other than those contained in the leases for the leased vehicles.

         (b)     Equipment, excluding Motor Vehicles; Other Assets. Exhibits
1.13 and 1.24 contain an accurate and complete list of all Equipment and Other Assets used in the Business to be conveyed to MNGL. With respect to the propane tanks and propane related equipment, contained in the Equipment and Other Assets, EPC warrants that, as of the Closing Date: (i) substantially all propane tanks at customer locations were installed in compliance with the then effective edition of NFPA Pamphlet No. 58, (ii) all propane tanks are in safe and working order and are in substantial compliance with NFPA Pamphlet No. 58, 1992 Edition; and
(iii) all customer storage tanks or cylinders, bulk storage tanks and bulk truck tanks included in the Assets shall include proper data plates or tank identification (marked in accordance NFPA 58) and shall be rated for a working pressure of at least 200 pounds per square inch, determined in accordance with the standards of the American Society of Mechanical Engineers.

         4.12    Title to Assets. Subject to the provisions of the Contracts,
(i) EPC has the sole and exclusive legal and equitable owner of all right, title and interest in and has good and marketable title to all of the Equipment, Other Assets and Inventory, (ii) it will transfer such Equipment, Inventory or Other Assets free and clear of any contract of sale, encumbrance, security agreement, lien or charge of any kind or character, and (iii) no person, corporation or firm has any ownership interest in the Equipment, Inventory or Other Assets being transferred pursuant to this Agreement other than EPC (other than leasehold interests of customers in the storage tanks or cylinders).

         4.13 Land. Exhibit 1.21 sets forth the addresses of the Land. Where EPC is owner of the Land in fee, it is the sole and exclusive legal and equitable owner of all right, title and interest in and has good, marketable and insurable title to, as conveyed by a limited warranty deed or its equivalent, and is in possession of all Land which it purports to own, including the buildings, structures, sidetracks and improvements situated thereon and appurtenances thereto. Where EPC is the lessee of such Land, EPC is in current uninterrupted possession of the Land and is not in default, nor with the passage of time will a default exist, under any of the terms, covenants or conditions of the leases therefor and the leases are valid and enforceable and have not been altered, modified, or amended except as shown in the lease documents provided to MNGL.

         Except as set forth in Exhibit 4.13, no portion of any Land has been condemned, requisitioned or otherwise taken by any public authority, and no notice of any such condemnation, requisition or taking has been received. To the knowledge of EPC, no such condemnation, requisition or taking is threatened or contemplated. Except as set forth in Exhibit 4.13, EPC has no knowledge of any public improvements which may result in special assessments against or otherwise affect the Land. The Land as conveyed pursuant to this Agreement shall include all rights to any off-site facilities necessary to ensure compliance in all material respects with all zoning, building, health, fire, water, use or similar statutes, codes, ordinances, laws, rules or regulations. To the knowledge of EPC, no fact or condition exists which would result in the termination or impairment of access to the Land or discontinuation of sewer, water, electric, gas, telephone, waste disposal or other utilities or services.

         4.14    Employees.

         (a) Compliance. EPC has substantially complied with all laws, rules and regulations relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, occupational health and safety, severance and the payment of Social Security and other taxes.

         (b) Unions. Employees of EPC at the branch located in Toledo, Ohio are represented for the purpose of collective bargaining by Local No. 20 of the International Brotherhood of Teamsters. The collective bargaining agreement between EPC and such local expires on September 13, 1994.

         4.15 Employee Benefit Plans. At no time has EPC or EMC been required to contribute to any "multi-employer pension plan" (as defined in Section 3(37) of Employee Retirement Income Security Act of 1974, ("ERISA")) or incurred any withdrawal liability with the meaning of Section 4201 of ERISA.

         4.16 Contracts. Exhibit 1.11 sets forth an accurate and complete list of all material instruments, commitments and agreements related to the Business to which MNGL will become bound, or by which any of the Assets will be bound following Closing. Except as set forth in Exhibit 4.16, each Contract is in full force and effect and is valid, binding and enforceable in accordance with its terms; no event has occurred which is or, after the giving of notice or passage of time, or both, would constitute a default under or a breach of any Contract by EPC, or, to the knowledge of EPC, by any other party; and EPC has not received or given notice of an intention to cancel or terminate a Contract or to exercise or not exercise options or rights under a Contract.

         4.17 Environmental Matters-The Land. With regard to environmental matters, including any contamination of the environment at or by any of the Lands or release of Hazardous Materials from or upon the Lands, except as set forth in Exhibit 4.17, there are no lawsuits, claims by the government or third parties, notices of violation, administrative orders, or letters of inquiry (hereinafter "actions") by any governmental entity, pending or threatened, or administrative orders, consent decrees or orders or injunctions already entered, relating to the Lands and that there are no CERCLA Section 104(e) letters or requests for information, notifications by the federal, state or local government or a private party that EPC is a potentially responsible party for the assessment or remediation of contamination caused at any such location from Hazardous Materials which originated from the Land.

         Except as set forth in Exhibit 4.17, as to the Lands, there are no suspected or confirmed releases of Petroleum or other Hazardous Materials. Any releases of propane gas to the environment which have caused no known damage or are not otherwise reportable to the government are not included hereunder. Except as set forth on Exhibit 4.17, to the best of EPC's knowledge and without further inquiry or investigation, there are no Class V injection wells (as that term is defined in federal and/or state underground injection laws and regulations) and to the best of EPC's knowledge and without further inquiry or investigation, none of the Class V injection wells received any waste from bay drains.

         EPC warrants that as of the Closing, the Business is in compliance with laws and regulations relating to:

         a. underground storage tanks, including, but not limited to: testing the tanks and lines in the frequency required and in conformity with required procedures; leak detection requirements, upgrading of tanks and lines as required by the regulations; reporting of releases of hydrocarbon or hazardous materials; conducting assessment and remediation of underground storage tank system (tanks and lines) releases; registration of tanks and payment of applicable fees; satisfying financial responsibility requirements;

         b. Title III of the Superfund Amendments and Reauthorization Act, also known as the Emergency Planning and Community Right-to-Know Act of 1986, as amended, ("SARA Title III"), and its regulations, including, but not limited to, submitting the necessary Tier I and Tier II information to the appropriate agencies and paying any required fees for all materials at its branches which are regulated by said law;

         c. clean water, including, but not limited to, it is in compliance with any NPDES permits it may have at any locations;

         d. air pollution, including, but not limited to, that all underground storage tanks comply with Stage I and Stage II requirements, as applicable, and that all registration documents have been filed and all fees paid (as applicable) for all underground storage tanks (as air emission sources);

         EPC further warrants that as of the Closing Date, the Business is in compliance with laws and regulations relating to releases of Hazardous Materials onto or from any of the Land (underground storage tank related releases of petroleum already disclosed herein and propane releases which have caused no known damage are not covered by this sentence); and no activity has been conducted on any of the Land which would require a permit for the storage, treatment or disposal of hazardous waste (as that term is defined in the federal RCRA and applicable federal or state regulations).

         4.18 Financial and Operational Information. EPC has heretofore delivered to MNGL copies of certain financial and operational information, described in Exhibit 4.18. Except as noted in Exhibit 4.18, such financial and operational information represents fairly the financial position of the Business and Assets as of the dates indicated therein, and there has been no material adverse change therein.

                ARTICLE V: REPRESENTATIONS AND WARRANTIES OF EMC

         EMC represents and warrants the following to MPI:

         5.1 Organization, Qualification of EMC. EMC is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, and is duly qualified to do business in all jurisdictions in which the ownership of its properties or the nature of its activities makes such qualification necessary, and where the failure to be so qualified could be expected to have a material adverse effect on EMC's ability to complete the transaction contemplated hereby.

         5.2 Authority. EMC has full power to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of EMC and, subject to the general laws affecting creditors' rights, this Agreement is a valid and binding obligation of EMC, enforceable against EMC in accordance with its terms.

         5.3 Necessary Authorizations. Except as set forth in Exhibit 5.3, neither the execution and delivery of, nor performance under, this Agreement on the part of EMC is prohibited by or requires any consent, authorization, approval or registration under any law, rule or regulation, or any judgment, order, writ, injunction or decree binding upon EMC.

         5.4 No Conflict. Except as set forth in Exhibits 5.3 and 5.4, and as contemplated under Section 8.4, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it on the part of EMC will be in conflict with, or result in a breach or violation of:
(i) any of the terms of the Articles of Incorporation or By-Laws of EMC; (ii) any agreement, instrument or obligation to which EMC is a party, or by which EMC or any of its properties is bound or affected; or (iii) any order, judgment, injunction, decree, statute, rule, or regulation applicable to EMC.

         5.5 Litigation. Except as set forth in Exhibit 5.5, there are no legal or administrative proceedings or investigations now pending or threatened before any court or administrative body against EMC and EMC is not a party or subject to any unsatisfied judgment, order or decree of any court of law, administrative board or regulatory agency which would have a material adverse effect on EMC's ability to consummate the transactions contemplated hereby.

               ARTICLE VI: REPRESENTATIONS AND WARRANTIES OF MNGL

         MNGL represents and warrants the following to EPC:

         6.1 Organization, Qualification of MNGL. MNGL is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, and is duly qualified to do business in all jurisdictions in which the ownership of its properties or the nature of its activities makes such qualification necessary, and where the failure to be so qualified could be expected to have a material adverse effect on MNGL's ability to complete the transaction contemplated hereby.

         6.2 Authority. MNGL has full powers to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MNGL and, subject to the general laws affecting creditors' 8rights, this Agreement is a valid and binding obligation of MNGL, enforceable against MNGL in accordance with its terms.

         6.3 Necessary Authorizations. Except as set forth in Exhibit 6.3, neither the execution and delivery of, nor performance under, this Agreement on the part of MNGL is prohibited by or requires any consent, authorization, approval or registration under any law, rule or regulation, or any judgment, order, writ, injunction or decree binding upon MNGL.

         6.4 No Conflict. Except as set forth in Exhibits 6.3 and 6.4, and as contemplated under Section 8.4, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it on the part of MNGL will be in conflict with, or result in a breach or violation of:
(i) any of the terms of the Articles of Incorporation or By-Laws of MNGL; (ii) any agreement, instrument or obligation to which MNGL is a party, or by which MNGL or any of its properties is bound or affected; or (iii) any order, judgment, injunction, decree, statute, rule, or regulation applicable to MNGL.

         6.5 Litigation. Except as set forth in Exhibit 6.5, there are no legal or administrative proceedings or investigations now pending or threatened before any court or administrative body against MNGL and MNGL is not a party or subject to any unsatisfied judgment, order or decree of any court of law, administrative board or regulatory agency which would have a material adverse effect on MNGL's ability to consummate the transactions contemplated hereby.

    ARTICLE VII: DISCLAIMERS, REPRESENTATIONS AND WARRANTIES OF MPI AND MFI

         As appropriate, MPI and MFI represent and warrant to EMC:

         7.1 Disclaimers. Except as specifically provided in this Agreement, MPI and MFI make no warranties or representations, express or implied in connection with the Motor Fuel Assets. Subject to this Section 7.1 and to the Permitted Encumbrances, MPI and MFI make the warranties and representations set forth in Section Section 7.2 through 7.16.

EXCEPT AS SPECIFICALLY SET FORTH HEREIN, THE MOTOR FUEL ASSETS SHALL BE SOLD AND TRANSFERRED TO EMC "AS IS, WHERE IS AND WITH ALL FAULTS" AND WITHOUT ANY REPRESENTATIONS, WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, CONDITION OR FITNESS THEREOF OR AS TO USE FOR A PARTICULAR PURPOSE OR COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. EMC HAS MADE ITS OWN INVESTIGATION AND DETERMINATION REGARDING THE MOTOR FUEL ASSETS AND THEIR NATURE AND CONDITION AND THE PURCHASE THEREOF AND HAS NOT RELIED ON ANY REPRESENTATIONS, STATEMENTS OR WARRANTIES OF MPI, MFI, THEIR AGENTS OR EMPLOYEES WITH RESPECT TO THE MOTOR FUEL ASSETS, EXCEPT AS SPECIFICALLY SET FORTH HEREIN. EMC ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS, STATEMENTS OR WARRANTIES HAVE BEEN MADE, EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

         7.2 Organization and Qualification. MPI and MFI are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware, and are duly qualified to do business as foreign corporations in all jurisdictions in which the ownership of their properties or the nature of their activities in connection with the Motor Fuel Assets makes such qualification necessary, and where the failure to be so qualified would have a material adverse effect on the Motor Fuel Assets taken as a whole.

         7.3 Authority. MPI and MFI each have full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MPI and MFI, and, subject to the general laws affecting creditors' rights, this Agreement is a valid and binding obligation of MPI and MFI, enforceable against MPI and MFI in accordance with its terms.

         7.4 Required Third Party Consents. Except as set forth in Exhibit 7.4, neither the execution and delivery of, nor performance under, this Agreement on the part of MPI or MFI is prohibited by or requires any prior consent, by any third parties under any agreement related to the Motor Fuel Assets to which MPI or MFI is a party, and by which MPI or MFI is bound with respect to which the failure to obtain such consent would have a material adverse effect on the ownership or operation of the Motor Fuel Assets.

         7.5 No Conflict. Except as set forth in Exhibit 7.5 and as contemplated by Section 8.4, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by it on the part of MPI or MFI will be in conflict with, or result in a breach or violation adverse to the ownership or operation of the Motor Fuel Assets of: (i) any of the terms of the certificates or articles of incorporation or By-Laws of MPI or MFI, (ii) any material agreement, instrument, or obligation related to the Motor Fuel Assets to which MPI or MFI is a party or by which any of the Motor Fuel Assets are bound, or (iii) any material order, judgment, injunction, decree, law, statute, rule, or regulation applicable to MPI or MFI or the conduct of the Station business or by which any of the Motor Fuel Assets are bound.

         7.6 Liabilities. With respect to the Motor Fuel Assets, MPI and MFI have no material liabilities, fixed or contingent, nor any material contractual commitments nor any short- or long-term debt which are not described or listed in this Agreement or its Exhibits, except for liabilities incurred in the ordinary course of operating the Stations since December 31, 1993.

         7.7 Absence of Changes. Except as set forth in Exhibit 7.7, since December 31, 1993, there has not been:

         (1) Any change in the condition (financial or other), of the properties, assets, liabilities and Motor Fuel Assets except normal and usual changes in the ordinary course of business which are in the aggregate materially adverse to the Motor Fuel Assets.

         (2) Any damage, destruction or losses (whether or not covered by insurance) in an aggregate amount exceeding $25,000.00 affecting the Motor Fuel Assets.

         (3) Except in the ordinary course of business, any sale, lease, abandonment or other disposition by MPI or MFI of any interest in any property, machinery, equipment or other operating property, as respects the Motor Fuel Assets.

         (4) Any other occurrence, event, or condition which materially and adversely affects or, to the best of MPI's and MFI's knowledge, is likely to materially and adversely affect the Motor Fuel Assets.

         7.8 Claims and Litigation. With respect to the Motor Fuel Assets, except as set forth in Exhibit 7.8, (i) there are no legal or administrative proceedings, claims or investigations now pending before any court or administrative body against MPI or MFI; (ii) to MPI's or to MFI's knowledge, there are no material, threatened legal or administrative proceedings, claims or investigations against them; (iii) MPI or MFI have not received notice of any investigation threatened or contemplated by any federal, state or local governmental or regulatory authority, including those involving the safety of products, the working conditions of employees, their employment practices or policies, or compliance with environmental regulations; and (iv) neither the Station business, nor any of the Motor Fuel Assets is subject to any material judgment, order, writ, injunction, stipulation or decree of any court or any governmental agency or any arbitrator.

         7.9 Taxes and Assessments. Except as set forth in Exhibit 7.9, all taxes of any kind, including ad valorem, property, excise, income and similar taxes and assessments which have become due and payable have been properly paid; MPI and MFI have filed or caused to be filed all tax returns required to be filed under the laws of the United States, the state of incorporation of MPI and MFI and each state in which MPI or MFI is required to file returns because of the conduct of the Station business; all taxes shown by such returns to be due and payable have been paid; and MPI and MFI know of no proposed assessment, assessment or claim by the United States government, or any state or any other taxing authority in which the Station business is conducted for additional taxes other than those paid in accordance with such returns or which has been disclosed to EMC.

         7.10 Station Inventory. The Station Inventory contains no material amounts that are unsalable and unusable for the purposes intended in the ordinary course of the Station business.

         7.11 Station Equipment. Exhibit 1.30 contains an accurate and complete list of all Station Equipment used in the business of the Motor Fuel Assets to be conveyed to EMC. MPI and MFI warrant that, as of the Closing Date, as to all vehicles: (i) all are properly licensed and registered in accordance with applicable law; (ii) all meet applicable state and federal standards and regulatory requirements and there are no material items of non-compliance thereunder; (iii) they are not subject to any lien or other encumbrance, contract of sale, security agreement or charge of any kind or character other than those contained in the leases for such vehicles, and (iv) they are the sole property of MPI or MFI and no person, corporation or firm has any ownership interest in such vehicles other than those contained in the leases for the leased vehicles.

         7.12 Title to Assets. Subject to the provisions of the Stations' contracts, (i) MPI or MFI is the sole and exclusive legal and equitable owner of all right, title and interest in and has good and marketable title to all of the Station Equipment and Station Inventory, (ii) they will transfer such Station Equipment and Station Inventory free and clear of any contract of sale, encumbrance, security agreement, lien or charge of any kind or character, and
(iii) no person, corporation or firm has any ownership interest in the Station Equipment and Station Inventory being transferred pursuant to this Agreement other than MPI or MFI.

         7.13 Stations. Exhibit 1.29 sets forth the street addresses of each of the Stations. Where MFI is the owner of a Station in fee, it is the sole and exclusive legal and equitable owner of all right, title and interest in and has good, marketable and insurable title as conveyed by a limited warranty deed or its equivalent, and is in exclusive possession of, all real estate which it purports to own, including the buildings, structures, sidetracks and improvements situated thereon and appurtenances thereto. Where MPI or MFI is the lessee of a Station, MPI or MFI is in current uninterrupted possession of the Station and is not in default, nor with the passage of time will a default exist, under any of the terms, covenants or conditions of the lease therefor and the lease is valid and enforceable and has not been altered, modified, or amended except as shown in the lease documents provided to EMC. Except as set forth in Exhibit 7.13, no portion of any Station has been condemned, requisitioned or otherwise taken by any public authority, and no notice of any such condemnation, requisition or taking has been received. To the knowledge of MPI and MFI, no such condemnation, requisition or taking is threatened or contemplated. MPI and MFI have no knowledge of any public improvements which may result in special assessments against or otherwise affect any of the Stations. The Stations as conveyed pursuant to this Agreement shall include all rights to any off- site facilities necessary to ensure compliance in all material respects with all zoning, building, health, fire, water, use or similar statutes, codes, ordinances, laws, rules or regulations. To the knowledge of MPI and MFI, no fact or condition exists which would result in the termination or impairment of access to any of the Stations or discontinuation of sewer, water, electric, gas, telephone, waste disposal or other utilities or services.

         7.14 Station Employees. MPI and MFI have substantially complied with all laws, rules and regulations relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, occupational health and safety, severance and the payment of Social Security and other taxes.

         7.15 Employee Benefit Plans. At no time has MPI or MFI been required to contribute to any "multi-employer pension plan" (as defined in Section 3(37) of ERISA) or incurred any withdrawal liability with the meaning of Section 4201 of ERISA.

         7.16 Contracts. Exhibit 1.33 sets forth an accurate and complete list of all material instruments, commitments and agreements related to the Motor Fuel Assets to which EMC will become bound, or by which any of the Motor Fuel Assets will be bound following Closing. Except as set forth in Exhibit 7.16, each contract to which EMC will become bound is in full force and effect and is valid, binding and enforceable in accordance with its terms; no event has occurred which is or, after the giving of notice or passage of time, or both, would constitute a default under or a breach of any such contract by MPI or MFI, or, to the knowledge of MPI or MFI, by any other party; and MPI and MFI have not received or given notice of an intention to cancel or terminate any such contract or to exercise or not exercise options or rights under any such contract.

         7.17 Environmental Matters-The Stations. With regard to environmental matters, including any contamination of the environment at or by any of the Stations or release of Hazardous Materials from or upon the Stations, except as set forth in Exhibit 7.17, there are no lawsuits, claims by the government or third parties, notices of violation, administrative orders, or letters of inquiry (hereinafter "actions") by any governmental entity, pending or threatened, or administrative orders, consent decrees or orders or injunctions already entered, relating to the Stations and that there are no CERCLA Section 104(e) letters or requests for information, notifications by the federal, state or local government or a private party that MPI or MFI is a potentially responsible party for the assessment or remediation of contamination caused at any such location from Hazardous Materials which originated from the Stations.

         Except as set forth in Exhibit 7.17, as to the Stations, there are no suspected or confirmed releases of Petroleum or other Hazardous Materials. Except as set forth on Exhibit 7.17, to the best of MPI's and MFI's knowledge and without further inquiry or investigation, there are no Class V injection wells (as that term is defined in federal and/or state underground injection laws and regulations) and to the best of MPI and MFI's knowledge and without further inquiry or investigation, none of the Class V injection wells received any waste from bay drains or from surface water drainage from the exterior grounds of a gasoline station.

         MPI and MFI warrant that as of the Closing, the Motor Fuel Assets are in compliance with laws and regulations relating to:

         a. underground storage tanks, including, but not limited to: testing the tanks and lines in the frequency required and in conformity with required procedures; leak detection requirements, upgrading of tanks and lines as required by the regulations; reporting of releases of hydrocarbon or hazardous materials; conducting assessment and remediation of underground storage tank system (tanks and lines) releases; registration of tanks and payment of applicable fees; satisfying financial responsibility requirements;

         b. SARA Title III, including, but not limited to submitting the necessary Tier I and Tier II information to appropriate agencies and it has paid any required fees for all materials at the Stations which are regulated by said law;

         c. clean water, including, but not limited to, it is in compliance with any NPDES permits it may have at any locations;

         d. air pollution, including, but not limited to, that all underground storage tanks comply with Stage I and Stage II requirements, as applicable, and that all registration documents have been filed and all fees paid (as applicable) for all underground storage tanks (as air emission sources);

         MPI and MFI further warrant that as of the Closing Date, the Motor Fuel Assets are in compliance with laws and regulations relating to releases of Hazardous Materials onto or from any of the Stations (underground storage tank related releases of petroleum already disclosed herein are not covered by this sentence); and, that no activity has been conducted on any of the Stations which would require a permit for the storage, treatment or disposal of hazardous waste (as that term is defined in the federal RCRA and applicable federal or state regulations).

         7.18    Financial and Operational Information.

         (a) MPI and MFI have heretofore delivered to EMC copies of certain financial and operational information, described in Exhibit 7.18. Except as noted in Exhibit 7.18, such financial and operational information represents fairly the financial position of the Motor Fuel Assets as of the dates indicated therein, and there has been no material adverse change therein.

                            ARTICLE VIII: COVENANTS

         8.1 Operation of Business. From the date hereof to the Closing Date, unless acting under MNGL's direction, EPC shall: (i) conduct the Business in good faith in accordance with the ordinary course, (ii) maintain in effect the insurance coverage, if any, now in force with respect to the Assets, (iii) not engage in any transactions outside the ordinary course of conducting the Business, and (iv) not sell or dispose of any of the Assets nor encumber the Assets other than in the ordinary course of conducting the Business.

         8.2 Operation of the Motor Fuel Assets. From the date hereof to the Closing Date, unless acting under EMC's direction, MPI and MFI shall: (i) conduct the business of operating the Motor Fuel Assets in good faith in accordance with the ordinary course, (ii) maintain in effect the insurance coverage, if any, now in force with respect to the Motor Fuel Assets, (iii) not engage in any transactions outside the ordinary course of operating the Motor Fuel Assets, and (iv) not sell or dispose of any of the Motor Fuel Assets nor encumber the Motor Fuel Assets other than in the ordinary course of operating the Motor Fuel Assets.

         8.3 Access. Prior to the execution hereof and subject to Section 8.5, EPC has granted MNGL access to the data, files and information relating to the Business. From and after the date of this Agreement, subject to Section 8.5 and prior to the Closing Date, EPC will give to MNGL and to its representatives access during normal business hours to the offices of EPC used in the Business and to the files and records pertaining to the transaction contemplated hereby.

         Prior to the execution hereof and subject to Section 8.5, MPI and MFI have granted EMC access to the data, files and information relating to the Motor Fuel Assets. From and after the date of this Agreement, subject to
Section 8.5 and prior to the Closing Date, MPI and MFI will give to EMC and to its representatives access during normal business hours to the offices of MPI and MFI used in operating the Motor Fuel Assets and to the files and records pertaining to the transaction contemplated hereby.

         8.4 Hart-Scott-Rodino Filings. Each party shall submit filings in connection with the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). Each party agrees that in the event that a further request for information is forthcoming under the HSR Act, it will use its best efforts to coordinate their responses and to comply with such request in a timely fashion.

         8.5 Confidentiality. Each party acknowledges that, pursuant to its right of access to books and records, they have had and will have access to confidential information of other parties hereto and that communication of such information to third parties (unless such communication of information is authorized prior to disclosure thereof in writing) would irreparably injure the party to whom such information pertains in the event that the transaction contemplated hereby is not consummated. MNGL has previously executed a Confidentiality Agreement dated March 10, 1994, in which MNGL agreed to keep confidential the information about the Business furnished to MNGL by or on behalf of EPC. If all or any part of the Closing should not occur for any reason, all confidential information concerning any party, or any of the businesses or operations obtained by other parties pursuant to or in anticipation of executing this Agreement, pertaining solely to the part of this transaction which is not closed, shall be returned to the party to whom it pertains or be destroyed under the terms of the Confidentiality Agreement and the obligations under the Confidentiality Agreement shall survive the termination of this Agreement indefinitely. Information which relates to the portion of the transaction which does close may be used by the parties and disclosed to third parties as necessary in the ordinary course of business.

         8.6 Conditions. All parties shall use all reasonable efforts to cause the mutual conditions precedent to their obligations, and the conditions precedent to the obligations of the parties to be satisfied on or before the Closing Date.

         8.7 Maintenance of and Access to Records. For a period after the Closing Date, each party shall each maintain files, books and records (including those delivered to another) relating to the Motor Fuel Assets and the Business. Such period shall be equal to the applicable regulatory period for governmental audit of such records, and in no event less than three (3) years. During such period, each party shall have access to such files, books or records during normal business hours upon advance written notice to the other party in connection with federal, state or local regulatory or tax matters, resolution of existing disputes or contract compliance matters affecting the party and to audit the same. Further, during such period, each party shall each provide to the other parties such assistance as is reasonably requested in the review and analysis of such files, books, and records. Such assistance will include, but not be limited to, providing tax data for the period of time through the Closing Date; providing space, facilities and assistance to the requesting party's internal and external auditors to complete their audit work; assisting the requesting party in responding to questions and issues raised by tax authorities during their audits of periods ending prior to or including the Closing Date; and providing information which may be relevant to the requesting party in defending or pursuing claims or litigation by or against the requesting party. Each party will notify the other before destroying any such files, books and records. Their disposition shall be mutually agreed upon by the party requesting permission to destroy or dispose of same giving to the other party sixty (60) days to respond to such request. Either party may choose to have the documents noticed for destruction or disposition delivered to it for retention by the party at the party's expense.

         The party requesting assistance hereunder shall reimburse the other party for reasonable out-of-pocket expenses and agree on a fee for providing such assistance at the providing party's usual rates.

         Further, in connection with operating audits relating to periods of time prior to the Effective Time, the parties reserve the right to examine the books and records of other parties for periods subsequent to the Effective Time, as may be reasonably requested.

         8.8 Contracts. Without MNGL's prior consent, except in the ordinary course of conducting the Business, EPC will not: (a) enter into any agreement or arrangement to transfer, sell, or encumber any portion of the Assets, or (b) grant any preferential right to purchase or similar right or agree to require the consent of any party to the transfer and assignment of any portion of the Assets to MNGL.

         Without EMC's prior consent, except in the ordinary course of operating the Motor Fuel Assets, MPI and MFI will not: (a) enter into any agreement or arrangement to transfer, sell, or encumber any portion of the Motor Fuel Assets, or (b) grant any preferential right to purchase or similar right or agree to require the consent of any party to the transfer and assignment of any portion of the Motor Fuel Assets to EMC.

         8.9 Permissions. EMC and MNGL shall each be responsible for obtaining all licenses, registrations, and permits needed or desirable to operate the Motor Fuel Assets or the Business, respectively, after Closing. Each party will cooperate and use all reasonable efforts to obtain all such permits, registrations, and licenses and all permissions, approvals and consents by federal, state and local governmental authorities and others as may be required to effect the transaction contemplated by this Agreement.

         8.10 Insurance. As of the Effective Time, EPC will cause the termination of all insurance coverage, if any, for the Assets and the operation of the Business, including that provided under EPC's self-insurance program. MNGL shall obtain such replacement insurance as it shall deem necessary.

         As of the Effective Time, MPI and MFI will cause the termination of all insurance coverage, if any, for the Motor Fuel Assets and their operation, including that provided under MPI's or MFI's self-insurance program. EMC shall obtain such replacement insurance as it shall deem necessary.

         8.11 Internal Revenue Code 1031 Exchanges. EPC and EMC acknowledge and agree that MNGL, MPI or MFI may engage in a deferred exchange of like-kind property utilizing a qualified intermediary pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the "IRC"). Notwithstanding any provision herein to the contrary, in the event MNGL, MPI or MFI elects to engage in a deferred like-kind exchange, EPC and EMC agree to consent to the assignment of MNGL's, MPI's or MFI's rights under this Agreement to a qualified intermediary in order to facilitate the deferred like-kind exchange. EPC and EMC also agree to accept payment for the Assets or receive the Motor Fuel Assets from a qualified intermediary. MNGL, MPI and MFI agree that notwithstanding any assignment of this Agreement to a qualified intermediary, they shall remain responsible for the performance of the terms and conditions herein, including the environmental obligations contained in Article XIV herein. Further provided, however, that EPC and EMC acknowledge and agree that they shall have no recourse whatsoever as against the qualified intermediary under the Agreement, including any breach of representations and warranties herein contained, except for those obligations of payment. MNGL, EPC and EMC agree to execute any and all documents necessary to consummate the purposes of this section. EPC and EMC agree to consent to such assignment of rights under
Section 1031 provided that (i) it is to an intermediary qualified as such pursuant to the regulations under IRC Section 1031; (ii) in no event will EPC or EMC be required to become the owner of record of any real property other than the Stations; (iii) there shall be no adverse tax consequences to EPC or EMC as the result of such exchange; and (iv) the participation in any such exchange shall not be a representation by EPC or EMC of the tax consequences to MNGL, MPI or MFI of the exchange.

         Further, the parties acknowledge that they may engage in a like-kind property exchange with each other pursuant to IRC Section 1031.

                     ARTICLE IX: EPC EMPLOYEES AND BENEFITS

         9.1 Employees. MNGL will offer to substantially all of the regular, full-time, actively-at-work employees of EPC engaged in the conduct of the Business, other than employees located at the main office in Flint, Michigan, as of the Closing Date, the opportunity to become at-will employees of MNGL. Other than for those employees of EPC who are represented for the purposes of collective bargaining, such offer shall be at base salaries or wage rates comparable to those in effect for similarly situated MNGL employees. MNGL shall not assume any employee benefit or compensation plans, programs, agreements or practices of EPC or its affiliates, or any obligations or liabilities associated therewith.

         9.2 Union Location. With respect to the employees of EPC at the Toledo, Ohio branch, MNGL acknowledges that such employees are represented by Local No. 20 of the International Brotherhood of Teamsters.

         9.3 No Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended to confer upon or deny, any employee of EPC any rights or remedies including, but not limited to, any rights of employment with EPC or MNGL for any specified period of time.

         9.4 Family and Medical Leave. EPC agrees that it shall be solely responsible for providing any and all notices, election forms, continued employment, and related benefit plan participation that may become due or be required with respect to an employee of EPC under the federal Family and Medical Leave Act and any similar state law with respect to any leave of such an individual commencing while employed by EPC.

         9.5     COBRA.   EPC agrees that it shall be solely responsible for
providing any and al notices, election forms, and related continuation coverage that may become due or be required with respect to any employee of EPC under
Section 4980B of the IRC on account of such employee's termination from employment with EPC or on account of any other qualifying event (as defined in IRC Section 4980B) which occurs (or relates to continuation coverage which may commence) on or before employment, if any, of such individual by MNGL.

                   ARTICLE X: STATION EMPLOYEES AND BENEFITS

         10.1 Station Employees. Within sixty (60) days of the execution hereof, EMC will offer to substantially all of the employees of MPI and MFI engaged in the operation of the Stations as of the Closing Date, the opportunity to become at-will employees of EMC effective as of the Effective Time. Such offer shall be at base salaries or wage rates comparable to those in effect for similarly situated employees of EMC. EMC shall not assume any employee benefit or compensation plans, programs, agreements or practices of MPI or MFI or their affiliates, or any obligations or liabilities associated therewith.

         10.2 No Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended to confer upon or deny any employee of MPI or MFI any rights or remedies including, but not limited to, any rights of employment for any specified period of time.

         10.3 Family and Medical Leave. MPI and MFI agree that they shall be solely responsible for providing any and all notices, election forms, continued employment, and related benefit plan participation that may become due or be required with respect to an employee of MPI or MFI under the federal Family and Medical Leave Act and any similar state law with respect to any leave of such an individual commencing while employed by MPI or MFI.

         10.4 COBRA. MPI and MFI agree that they shall be solely responsible for providing any and all notices, election forms, and related continuation coverage that may become due or be required with respect to any employee of MPI or MFI under Section 4980B of the IRC on account of such employee's termination from employment with MPI or MFI or on account of any other qualifying event (as defined in IRC Section 4980B) which occurs (or relates to continuation coverage which may commence) on or before employment, if any, of such individual by EMC.

                  ARTICLE XI: TITLE AND CONDITION OF THE LAND

         11.1 Title Commitments. No later than twenty-five (25) days prior to the Closing, EPC shall pay for and provide commitments for owners title insurance policies to MNGL for the Land owned by EPC. Each policy shall be issued by First American Title Insurance Company in the amounts set forth on
Exhibit 1.27, and such policies shall be in standard ALTA Owners Policy Form
(1992) showing good and marketable title in EPC for the Land subject to the Permitted Encumbrances and to the standard form exceptions, other than those removed by a survey of the Land.

         11.2 Surveys. No later than twenty-five (25) days prior to the Closing EPC shall deliver to MNGL current surveys of the Land owned by EPC prepared by a surveyor licensed in the appropriate jurisdiction, which contain a certification specifically addressed to EPC, MNGL and the title company that the surveys were made in accordance with the applicable state land survey standards and contain a legal description of the particular location, the acreage of the particular location, and locate all building lines, and show all improvements to be within the lot lines. EPC shall be responsible for the expense of the surveys of the Land.

         11.3 Unpermitted Exceptions. If a commitment or survey discloses any unpermitted exceptions, MNGL shall notify EPC of its objection to any such unpermitted exception within ten (10) days of receipt of the commitment or survey.

         EPC shall have fifteen (15) days after receipt of notice of an unpermitted exception to use its reasonable efforts to either: (i) cause the unpermitted exception to be removed or released or correct the survey defect; or (ii) have the title company undertake to insure against loss or damage that may be occasioned by the unpermitted exception. EPC shall not be obligated to expend more than an aggregate of One Hundred Thousand Dollars ($100,000.00) to remove unpermitted exceptions or cause the title company to insure against loss or damage.

         If EPC does not cause an unpermitted exception to be removed, released or corrected, or cause the title company to undertake to insure against the same within the fifteen (15) day period specified above, MNGL shall, at its option, by notice to EPC within three (3) days after the expiration of the fifteen (15) day period: (i) terminate this Agreement as to the particular location with a reduction of the Asset Purchase Price in accordance with
Exhibit 1.27; or (ii) accept the title to the particular location in its then condition with the right to deduct from the cash portion of the Asset Purchase Price liens or encumbrances of a definite or ascertainable amount.

         11.4 Casualty. Subject to the provisions set forth below, until the Effective Time, EPC shall bear the risk of loss due to damage or destruction of the Land.

         (a) In the event that any parcel of Land or any part thereof shall be substantially damaged or destroyed (which shall mean that more than fifty percent (50%) of a location has been damaged or destroyed) by fire or other casualty prior to the Effective Time, MNGL shall proceed to close the purchase of the Assets in accordance with the terms of this Agreement with a reduction in the cash portion of the Asset Purchase Price of such percentage of destruction times the Land price shown in Exhibit 1.27.

         (b) In the event that a location has not been substantially damaged, and there is no insurance coverage for the loss or damage, EPC shall pay to MNGL the cost of repair or replacement of the location as a credit against the cash portion of the Asset Purchase Price or shall restore the location to its condition prior to the loss or damage.

         11.5    Condemnation.

         (a) In the event that all or substantially all of any location shall be taken or proposed to be taken by eminent domain or condemnation prior to the Closing Date, MNGL shall have the right to terminate this Agreement as to such location with a reduction in the cash portion of the Asset Purchase Price in accordance with Exhibit 1.27. MNGL shall have the right to terminate within thirty (30) days after receipt by MNGL of written notice from EPC of the commencement of such condemnation. Failure to so elect shall constitute MNGL's election to proceed pursuant to clause (b) below.

         (b) If MNGL does not terminate as provided in clause (a) above, or if such condemnations shall be less than substantially all of the location, MNGL shall take an assignment of EPC's award payable in connection with the taking or condemnation (without representation or warranty by, or recourse to, EPC) and proceed to close the purchase of the location in accordance with the terms of this Agreement on the later of (i) the Closing Date or (ii) sixty (60) days after EPC's notice.

         (c) In the event MNGL does not elect to terminate this Agreement as to such location, EPC shall not adjust or settle any condemnation awards whatsoever without the prior written approval of MNGL (not to be unreasonably withheld or delayed) and MNGL shall participate in all negotiations relating to any such condemnation awards, and in the event that any litigation arises as a result of any such condemnation, MNGL shall participate in and direct the course of any such litigation, at MNGL's expense, and EPC shall reasonably cooperate in such litigation.

                ARTICLE XII: TITLE AND CONDITION OF THE STATIONS

         12.1 Title Commitments. No later than twenty-five (25) days prior to the Closing, MPI and MFI shall pay for and provide commitments for owners or lessees title insurance policies, as the case may be, to EMC for the Stations. Each policy shall be issued by First American Title Insurance Company or Chicago Title Insurance Company in the amounts set forth on Exhibit 1.27. The owners policy shall be in standard ALTA Owners Policy Form (1992) showing good and marketable title in MFI for the Station subject to the Permitted Encumbrances and to the standard form exceptions, other than those removed by a survey of the Station. The lessee's policy shall be in standard ALTA Lessees Policy Form (1992) showing the first right of undisturbed possession and occupancy in MPI or MFI for the Stations subject to the Permitted Encumbrances and to the standard form exceptions, other than those removed by a survey of the Stations.

         12.2 Surveys. No later than twenty-five (25) days prior to the Closing MPI shall deliver to EMC current surveys of the Stations prepared by a surveyor licensed in the appropriate jurisdiction, which contain a certification specifically addressed to MPI, MFI, EMC, and the title company that the surveys were made in accordance with the applicable state land survey standards and contain a legal description of the particular location, the acreage of the particular location, and locate all building lines, and show all improvements to be within the lot lines. MPI shall be responsible for the expense of the surveys for the Stations.

         12.3 Unpermitted Exceptions. If a commitment or survey discloses any unpermitted exceptions, EMC shall notify MPI of its objection to any such unpermitted exception within ten (10) days of receipt of the commitment or survey.

         MPI or MFI shall have fifteen (15) days after receipt of notice of an unpermitted exception to use its reasonable efforts to either: (i) cause the unpermitted exception to be removed or released or correct the survey defect; or (ii) have the title company undertake to insure against loss or damage that may be occasioned by the unpermitted exception. MPI and MFI shall not be obligated to expend more than an aggregate of One Hundred Thousand Dollars ($100,000.00) to remove unpermitted exceptions or cause the title company to insure against loss or damage.

         If MPI or MFI does not cause an unpermitted exception to be removed, released or corrected, or cause the title company to undertake to insure against the same within the fifteen (15) day period specified above, EMC shall, at its option, by notice to MPI within three (3) days after the expiration of the fifteen (15) day period: (i) terminate this Agreement as to the particular Station with the requirement that MNGL pay at Closing the cash value of the Location in accordance with Exhibit 1.27; or (ii) accept the title to the particular location in its then condition with the right to require an addition to the cash payment at Closing for liens or encumbrances of a definite or ascertainable amount.

         12.4 Casualty. Subject to the provisions set forth below, until the Effective Time, MPI and MFI shall bear the risk of loss due to damage or destruction of the Stations.

         (a) In the event that any Station or any part thereof shall be substantially damaged or destroyed (which shall mean that more than fifty percent (50%) of a location has been damaged or destroyed) by fire or other casualty prior to the Effective Time, MPI or MFI shall retain such Station and MNGL shall increase the cash payment at Closing by the amount set forth in
Exhibit 1.27.

         (b) In the event that a Station has not been substantially damaged, and there is no insurance coverage for the loss or damage, MPI shall pay to EMC the cost of repair or replacement of the location or shall restore the location to its condition prior to the loss or damage.

         12.5    Condemnation.

         (a) In the event that all or substantially all of any Station shall be taken or proposed to be taken by eminent domain or condemnation prior to the Closing Date, EMC shall have the right to terminate this Agreement as to such location with an increase in the cash payment at Closing in accordance with Exhibit 1.27. EMC shall have the right to terminate within thirty (30) days after receipt by EMC of written notice from MPI or MFI of the commencement of such condemnation. Failure to so elect shall constitute EMC's election to proceed pursuant to clause (b) below.

         (b) If EMC does not terminate as provided in clause (a) above, or if such condemnations shall be less than substantially all of the Station, EMC shall take an assignment of MPI's or MFI's award payable in connection with the taking or condemnation (without representation or warranty by, or recourse to, MPI or MFI) and proceed to close the purchase of the location in accordance with the terms of this Agreement on the later of (i) the Closing Date or (ii) sixty (60) days after MPI's notice.

         (c) In the event EMC does not elect to terminate this Agreement as to such location, MPI and MFI shall not adjust or settle any condemnation awards whatsoever without the prior written approval of EMC (not to be unreasonably withheld or delayed) and EMC shall participate in all negotiations relating to any such condemnation awards, and in the event that any litigation arises as a result of any such condemnation, EMC shall participate in and direct the course of any such litigation, at EMC's expense, and MPI and MFI shall reasonably cooperate in such litigation.

                    ARTICLE XIII: TRADEMARKS AND TRADE NAMES

         13.1 Assignment of Trademarks and Trade Names. EPC and EMC agree to assign to MNGL all right title and interest they have in the trade names of Fuelgas and NRG and all related trademarks and art. Such assignment shall be without warranty and shall be substantially in the form attached as Exhibit 20.2(e).

         13.2 License of Trademarks and Trade Names. EPC agrees to license to MNGL for a period of twelve (12) months following the Effective Time the trade name of Emro Propane Company and all related trademarks and art. Such license shall be substantially in the form attached as Exhibit 20.2(e).

                       ARTICLE XIV: ENVIRONMENTAL MATTERS

         14.1    Assessment and Remediation of the Land.

         14.1.1 Except as provided in Section 20.2, EPC has provided MNGL with copies of the following environmental information which it has in its custody and which are not privileged: any assessments, studies, reports, or data which EPC has submitted to, or prepared for, a governmental agency regarding the Land; any notices of violations, order or inquiries of an environmental nature from any government or third party directed to EPC regarding the Land; and any information with respect to suspected or confirmed releases of Hazardous Materials at the Land. MNGL acknowledges that Hydrocarbon contamination exists at each parcel of the Land identified in Exhibit 14.1.1.

         14.1.2 EPC has started conducting Phase I and, as necessary, Phase II environmental site assessments on all of the Land. All Phase I assessments shall be completed at least thirty (30) days before the Closing Date and all Phase II assessments, as needed, shall be completed by December 31, 1994. The assessments shall be performed in accordance with ASTM standards and shall include the procedures set forth in Exhibit 14.1.2. Phase II work shall include soil and groundwater monitoring sampling and laboratory analysis to adequately define the lateral and vertical extent of any Petroleum or other Hazardous Materials at the Land or migrating from the Land. Phase II testing for underground storage tanks shall include tank and line tightness tests using appropriately experienced contractors. All corrective work that may be required so that the underground storage tanks and lines test tight and otherwise comply with all applicable requirements shall be completed by December 31, 1994. The results of these assessments will be provided to MNGL. Upon receipt of such assessments, MNGL may exclude any Land for which suspected or confirmed contamination appears to be present in a significant amount or where in the reasonable judgment of MNGL, there is significant third party exposure to liability because of such contamination; in that case, and if prior to the Closing, the cash allocated price shown on Exhibit 1.27 for such Land together with reasonable cost to relocate the Assets located on the Land shall be paid by EPC at Closing. If receipt of the Phase II assessment occurs after Closing, MNGL shall reconvey the Land to EPC by quitclaim deed and receive from EPC the cash allocated price for such Land, together with reasonable cost to relocate the Assets located on such Land.

         For the branch at Neapolis, Ohio, and the satellite at Lucerne, Indiana, or at any other branches or satellites, if tank and/or line tightness tests reveal that tanks and/or lines are leaking and are, at EPC's reasonable determination, repairable in accordance with good oil industry practices, EPC shall commence repair of such tanks and lines at its own cost prior to the Closing Date; provided, however, that EPC shall advise MNGL of the costs EPC will incur in repairing said tanks and/or lines, and if MNGL desires to replace rather than repair such lines and/or tanks, MNGL shall so advise EPC and the tanks and lines shall be replaced at MNGL's sole cost and expense and EPC shall pay to MNGL the amount EPC would have incurred to repair. If, in the reasonable determination of EPC's independent UST engineering consultant, tanks and/or lines are not repairable and require replacement, then EPC shall replace such tanks at its sole cost.

         14.1.3 EPC has reported or shall report all suspected or confirmed releases of Petroleum or other Hazardous Materials in conformity with Applicable Laws, and are complying with the Applicable Laws for these properties and for all properties for which a suspected or confirmed release has already been reported in conducting the following work and any other work required by Applicable Laws, including work at any off-site properties to where contamination has migrated; assessing and reporting the contamination, developing a corrective, or remedial, action plan for the contamination, obtaining approval of the plan from the appropriate governmental authorities, implementing the approved plan, and obtaining a "no-further-action" letter or equivalent from such governmental authorities or if applicable law, regulation or practice does not practically make such letter available, remediating the contamination to standards contained in Applicable Laws.

         14.1.4 Subsequent to Closing and during site remediation being conducted by EPC, MNGL shall report all suspected or confirmed releases of Petroleum or other Hazardous Materials to EPC within 48 hours and provide EPC with all documentation in regard to that location and incident, including all sampling results taken at that location and all environmental documents and reports prepared for that location along with any reports or documents submitted to any governmental agency.

         14.1.5 Prior to the commencement of any remedial or corrective action plan or assessments to create such plans, such plans shall be sent by overnight mail to MNGL at least fourteen (14) days before they are due with the governmental agency to allow MNGL the opportunity to comment to EPC before the work plans are finalized. In the event a remedial or corrective action plan has been prepared and approved by the relevant governmental agency prior to Closing, EPC shall forward such plans to MNGL within thirty (30) days after Closing. Thereafter, EPC shall provide MNGL with all reports prepared pursuant to the work plans. No remedial measures in excess of those required by the U.S. Environmental Protection Agency or relevant state regulatory agency shall be required to be performed by EPC hereunder.

         14.1.6 Before work is concluded at any particular site, EPC shall submit a "no further action" letter or equivalent or other documentation to MNGL demonstrating that all environmental laws, regulations or other applicable requirements have been satisfied at that particular Land. If MNGL disputes that such standards have been satisfied, MNGL shall notify EPC of such dispute and the parties shall discuss this issue in good faith and seek to resolve it. No remedial measures in excess of those required by the U. S. Environmental Protection Agency or relevant state regulatory agency shall be required to be performed by EPC hereunder, and all remedial measures for the Land may be deemed completed for purposes of this Agreement upon the receipt of a "no further action" letter or its equivalent from the U. S. Environmental Protection Agency or relevant state regulatory agency accepting the measures performed at the Land and stating that no further action is required beyond periodic monitoring of groundwater wells. The receipt of a "no further action" letter or its equivalent from the U. S. Environmental Protection Agency or relevant state regulatory agency shall not relieve any party of its obligations as to third parties under the indemnity portions of this Agreement.

         14.1.7 EPC shall not unreasonably reject recommendations by MNGL as to assessment plans or remediation strategies which are required by applicable standards, are prudent measures that are generally accepted in the oil industry, or are necessary to make the affected Land suitable for commercial uses other than those involving the retail sale of propane.

         14.1.8 If there is more than one treatment strategy available to EPC at Land where it is required to conduct remediation, which strategies can effectively remediate the contamination to applicable standards, preference shall be given to the treatment strategy which shall be least disruptive to the post-Closing business activities of MNGL, which remediates the contamination in the most expeditious manner and which reduces the potential of the contamination migrating to other person's property. MNGL may require an excavation and landfilling remedy to be selected over remedies which take a longer period of time to implement so long as the excavation and landfilling remedy is materially faster to implement and so long as the excavation and landfilling remedy is reimbursable by a governmental authority to the same extent as other remedies. In those situations where the site is not reimbursable or where some portion of the excavation and landfilling remedy is not reimbursable, the excavation and landfilling remedy may still be required by MNGL over remedies which take a longer period of time to implement so long as the excavation and landfilling remedy will not result in an increase in out-of-pocket cost by EPC of more than ten percent of the overall cost of the remedy originally chosen.

         14.1.9 MNGL may accompany EPC or its contractors when it is conducting any of the assessments or other work at the Land and EPC shall give notice of such work at least 48 hours before it is conducted.

         14.1.10 EPC shall employ scientific consultants, who meet with the reasonable approval of MNGL, to conduct the work required by this Article, and all of the assessments and work shall be conducted in conformance with any applicable state, local or federal requirements and normal oil industry practices for this type of work. EPC shall for all remediation activities, to the extent permissible, pass through to MNGL any contractors' warranties it receives. At its own expense, MNGL may require split samples to be taken, with one sample given to MNGL.

         14.1.11 EPC shall indemnify and hold MNGL harmless from any claim, action or suit arising from EPC's or its consultant's conducting of this work. EPC shall require that any of its consultants conducting work under this Agreement maintain insurance coverage of at least $1,000,000.00 and in the form of an insurance policy common to the type of work being conducted by this consultant for the oil industry and it shall cover any personal injury, property damage, or environmental liability caused by their activities and shall name MNGL as an additional insured.

         14.1.12 If remediation work will occur after MNGL takes possession of the Land, this Agreement shall serve to grant reasonable access to EPC and its contractors, as necessary, at no cost, to accomplish the work required by this Agreement. No separate access or license agreement shall be needed. EPC shall provide 72 business hours notice to MNGL of work to be conducted on the Land after Closing. In their activities, EPC and its contractors shall minimize any disturbance to MNGL's business, and shall restore the Land to as good a condition as existed at the commencement of the remediation work.

         If at any time after the Closing Date, during the performance of remedial measures at the Land as set forth in this article, EPC or its consultants or contractors determines that the level of then existing hydrocarbons has begun to increase due to reasons that cannot be explained by the existing technical data for the site, EPC shall so notify MNGL immediately and MNGL agrees to cease, or cause to be ceased, the operation of equipment that could be related to the increase in contamination at such location promptly within receipt of oral or written notice from EPC until testing can be performed by MNGL. MNGL shall give advance notice of the testing. Such additional tank and line tightness tests shall be performed at the cost of MNGL; provided, however, that in the event the written reports of such tests indicate that the equipment did not leak, EPC shall be responsible to pay said testing expenses directly or reimburse MNGL. If, upon subsequent investigation by EPC and MNGL, the presence of hydrocarbons is determined to have occurred subsequent to the Closing Date which is not attributable to a release of Hydrocarbons occurring prior to the Closing and it is caused by any reason other than the acts or omissions of EPC, EPC and MNGL shall jointly determine how best to remedy such additional hydrocarbon impact and MNGL agrees that it shall be responsible for remediation of such additional Hydrocarbon impact.

         MNGL agrees that to the extent such remedial measures undertaken and performed by EPC would entitle either EPC or MNGL to compensation or financial assistance from any applicable state or federal underground storage tank trust fund, then the party who paid for the cost of such measures shall receive such compensation or financial assistance and the other parties will take all steps necessary to cooperate in pursuit of such monies.

         14.1.13 MNGL has the right (but is not obligated) to conduct work required by this Agreement and bill EPC if the work needs to be immediately conducted as a matter of public health or safety and EPC fails to do work under this Agreement after MNGL provides reasonable notice that it will assume such work.

         14.1.14 MNGL agrees and covenants that it shall take no action or fail to comply with any applicable state or federal statute or law, and any regulations, rules and orders promulgated thereunder, presently existing or promulgated after the Closing Date, which the omission to act or failure to comply with, would result in EPC or MNGL losing its right to compensation or financial assistance from any applicable state or federal underground storage tank trust fund. MNGL further agrees on the Closing Date to execute and deliver Underground Storage Tank Notifications for filing with the responsible governmental agency to show that EPC is no longer the "owner and/or operator" and that MNGL is the new "owner and/or operator", as such terms are defined under applicable federal, state and local laws, rules and regulations promulgated thereunder. In the event MNGL's actions, or failure to comply or act, results in the Land being suspended, deleted, declared ineligible or removed from any applicable underground storage tank trust fund or reimbursement program, MNGL agrees to additionally indemnify EPC under Article XXIII for lost compensation for such remediation costs, expenses, claims and damages.

         14.1.15 Disclosure Documents. To the extent required by state law, on or before fifteen (15) days before Closing, EPC shall deliver to MNGL an environmental disclosure document for each property where one is required by applicable law or regulation. EPC and MNGL expressly waive any requirement that such disclosure documents be delivered and received in a period greater than such fifteen (15) day time limit. The disclosure document shall be prepared in accordance with applicable law or regulation and shall include a discussion of any obligation under Applicable Law to register underground storage tanks.

         14.2    Assessment and Remediation of the Stations.

         14.2.1 Except as provided in Section 20.5(e), MPI and MFI have provided EMC with copies of the following environmental information which it has in its custody and which are not privileged: any assessments, studies, reports, or data which MPI and MFI have submitted to, or prepared for, a governmental agency regarding the Stations; any notices of violations, order or inquiries of an environmental nature from any government or third party directed to MPI and MFI regarding the Stations; and any information with respect to suspected or confirmed releases of Hazardous Materials at the Stations. EMC acknowledges that Hydrocarbon contamination exists at each Station identified in Exhibit 14.2.1.

         14.2.2 MPI and MFI have commenced testing of all underground storage tanks and tank lines at the Stations, to ensure that they test tight and to ensure their compliance with the underground storage tank system laws of the States of Florida and Tennessee, as applicable, using appropriately experienced contractors. MPI and MFI shall provide EMC with copies of all test results, as certified by such contractors as soon as practicable but in no event any later than thirty (30) days before Closing. All corrective work that may be required so that the underground storage tanks and lines test tight and otherwise comply with all applicable requirements shall be completed by the Closing Date.

         If tank and/or line tightness tests reveal that tanks and/or lines are leaking and are, at MPI's or MFI's reasonable determination, repairable in accordance with good oil industry practices, MPI or MFI shall repair such tanks and lines at its own cost prior to the Closing Date; provided, however, that MPI or MFI shall advise EMC of the costs MPI or MFI will incur in repairing said tanks and/or lines, and if EMC desires to replace rather than repair such lines and/or tanks, EMC shall so advise MPI or MFI and the tanks and lines shall be replaced at EMC's sole cost and expense and MPI or MFI shall pay to EMC the amount MPI or MFI would have incurred to repair. If, in the reasonable determination of MPI's or MFI's independent UST engineering consultant, tanks and/or lines are not repairable and require replacement, then MPI or MFI shall replace such tanks at its sole cost; provided, however, that in the event the aggregate cost estimate of such replacement for a Station exceeds One Hundred Thousand Dollars ($100,000), then MPI or MFI may withdraw such Station from the transactions contemplated by this Agreement and the cash payment for the Purchase Price shall be adjusted by the allocated value of the withdrawn Station. Upon notice of withdrawal, EMC may, within fifteen (15) days of such notice of withdrawal, advise MPI or MFI that it elects to pay MPI or MFI those replacement costs in excess of One Hundred Thousand Dollars ($100,000); and in such event this Agreement shall remain in full force and effect as to the Stations and the replacement shall be undertaken. In the event EMC desires additional replacement of lines and/or tanks beyond the replacement required under this Section, then EMC shall have the option to replace such lines and/or tanks at EMC's sole cost and expense.

         14.2.3 MPI and MFI have commenced Phase I and Phase II environmental site assessments at all the Stations. All Phase I assessments shall be completed and provided to EMC at least thirty (30) days before the scheduled Closing Date and all Phase II assessments shall be completed at least five (5) days before the scheduled Closing Date. A Phase I assessment shall include the procedures set forth in Exhibit 14.1.2 and a review of documents within MPI's or MFI's custody which could identify any environmental contamination, suspected or confirmed release of Petroleum or other Hazardous Materials, or environmental non- compliance problem at the facility and a walk through at the locations by a qualified environmental engineer or scientist to identify any material environmental contamination or environmental non-compliance problems. Phase II shall include the procedures set forth in Exhibit 14.1.2 and shall include soil and groundwater monitoring sampling and laboratory analysis to adequately define the lateral and vertical extent of any Petroleum or other Hazardous Materials at the Stations or migrating from the Stations. Upon receipt of such assessments, EMC may exclude any Station(s) for which suspected or confirmed contamination appears to be present in a significant amount or where in the reasonable judgment of EMC, there is significant third party exposure to liability because of such contamination; in that case, and if prior to the Closing, the cash allocated price shown on Exhibit 1.27 for such Station shall be paid by MNGL at Closing. If receipt of the Phase II assessment occurs after Closing, EMC shall reconvey the Station to MPI or MFI by quitclaim deed and receive from MNGL the cash allocated price shown on Exhibit 1.27 for such Station.

         14.2.4 MPI or MFI, as appropriate, may seek to have or continue to have the State of Florida and/or prior owners/operators of the Stations be responsible to remediate or pay for the remediation of certain of the Stations, as the laws or regulations of those states provide. MPI and MFI, however, maintain ultimate responsibility to EMC for the work to be conducted under this Agreement, including the costs of the work. MPI and MFI agree that all of the work under this Agreement shall be conducted in a reasonably prompt and professional manner and should the States of Florida or Tennessee, as appropriate, fail to conduct the work in such manner, MPI and MFI shall take over said work and conduct it in said manner.

         14.2.5 MPI and MFI have reported or shall report all suspected or confirmed releases of Petroleum or other Hazardous Materials in conformity with Applicable Law, and are complying with the Applicable Laws for these properties and for all properties for which a suspected or confirmed release has already been reported in conducting the following work and any other work required by Applicable Law, including work at any off-site properties to where contamination has migrated; assessing and reporting the contamination, developing a corrective, or remedial, action plan for the contamination, obtaining approval of the plan from the appropriate governmental authorities, implementing the approved plan, and obtaining a "no further action" letter or equivalent from such governmental authorities or if applicable law, regulation or practice does not practically make such letter available, remediating the contamination to standards contained in Applicable Law and so as to satisfy any requirements for the lease of the Station(s).

         14.2.6 Subsequent to Closing and during site remediation being conducted by MPI or MFI, EMC shall report all suspected or confirmed releases of Hazardous Materials on the Stations to MPI or MFI within 48 hours and provide MPI or MFI with all documentation in regard to that location and incident, including all sampling results taken at that location and all environmental documents and reports prepared for that location along with any reports or documents submitted to any governmental agency.

         14.2.7 Prior to the commencement of any remedial or corrective action plan or assessments to create such plans, the work plans shall be sent by overnight mail to EMC at least fourteen (14) days before they are due with the governmental agency to allow EMC the opportunity to comment to MPI or MFI before such work plans are finalized. In the event a remedial or corrective action plan has been prepared and approved by the relevant governmental agency prior to Closing, MFI or MPI shall forward such plans to EMC within thirty (30) days after Closing. Thereafter, MFI or MPI shall provide EMC with all reports prepared pursuant to the work plans. No remedial measures in excess of those required by the U.S. Environmental Protection Agency or relevant state regulatory agency shall be required to be performed by MFI or MPI hereunder.

         14.2.8 Before work is concluded at any particular site, MPI or MFI shall submit a "no further action" letter or equivalent or other documentation to EMC demonstrating that all environmental laws, regulations or other applicable requirements have been satisfied at that particular Station. If EMC disputes that such standards have been satisfied, EMC shall notify MPI and MFI of such dispute and the parties shall discuss this issue in good faith and seek to resolve it. No remedial measures in excess of those required by the U. S. Environmental Protection Agency or relevant state regulatory agency shall be required to be performed by MPI or MFI hereunder, and all remedial measures for the Stations may be deemed completed for purposes of this Agreement upon the receipt of a "no-further-action" letter or its equivalent from the U. S. Environmental Protection Agency or relevant state regulatory agency accepting the measures performed at the Stations and stating that no further action is required beyond periodic monitoring of groundwater wells. The receipt of a "no-further-action" letter or its equivalent from the U. S. Environmental Protection Agency or relevant state regulatory agency shall not relieve any party of its obligations as to third parties under the indemnity portions of this Agreement.

         14.2.9 MPI and MFI shall not unreasonably reject recommendations by EMC as to assessment plans or remediation strategies which are required by applicable standards, are prudent measures that are generally accepted in the oil industry, or are necessary to make the affected Station suitable for commercial uses other than those involving gasoline stations, or will make the Station(s) comply with particular leasehold requirements.

         14.2.10 If there is more than one treatment strategy which can effectively remediate the contamination to applicable standards at Stations where MPI or MFI are required to conduct remediation, preference shall be given to the treatment strategy which shall be least disruptive to the post-Closing business activities of EMC, which remediates the contamination in the most expeditious manner and which reduces the potential of the contamination migrating to other person's property. EMC may require an excavation and landfilling remedy selected over remedies which take a longer period of time to implement so long as the excavation and landfilling remedy is materially faster to implement and so long as the excavation and landfilling remedy is reimbursable by a governmental authority to the same extent as other remedies. In those situations where the site is not reimbursable or where some portion of the excavation and landfilling remedy is not reimbursable, the excavation and landfilling remedy may still be required by EMC over remedies which take a longer period of time to implement so long as the excavation and landfilling remedy will not result in an increase in out-of-pocket cost by MPI or MFI of more than ten percent of the overall cost of the remedy originally chosen.

         14.2.11 EMC may accompany MPI and MFI or their contractors when any of them are conducting any of the assessments required or any of the work or testing required by this Agreement and MPI or MFI shall give notice of any such activity at least 48 hours before it is conducted.

         14.2.12 MPI and MFI shall employ scientific consultants, who meet with the reasonable approval of EMC, to conduct the work required by this section, and all of the assessments and work shall be conducted in conformance with any applicable state, local or federal requirements. MPI and MFI shall for all remediation activities, to the extent permissible, pass through to EMC any contractors' warranties they receive. At its own cost, EMC may require split samples to be taken, with one sample given to EMC.
         14.2.13 MPI and MFI shall indemnify and hold EMC harmless from any claim, action or suit arising from MPI's or MFI's conducting of this work. MPI or MFI shall require that any of its consultants conducting work under this Agreement maintain insurance coverage of at least $1,000,000.00 and in the form of an insurance policy common to the type of work being conducted by this consultant for the oil industry and it shall cover any personal injury, property damage, or environmental liability caused by their activities and shall name EMC as an additional insured.

         14.2.15 If remediation work will occur after EMC takes possession of the Stations, this Agreement shall serve to grant reasonable access to MPI, MFI and their contractors, and/or the State of Florida or third parties responsible for remediation, as necessary, at no cost, to accomplish the work required by this Agreement. No separate access or license agreement shall be needed. MPI or MFI shall provide 72 business hours notice to EMC of work to be conducted at the Stations after Closing. In their activities, MPI and MFI and their contractors shall minimize any disturbance to EMC's business, and shall restore the surface of the Station(s) to as good a condition as existed at the commencement of the remediation work.

         If at any time after the Closing Date, during the performance of remedial measures at the Stations as set forth in this article, MPI or MFI or their consultants or contractors determine that the level of then existing hydrocarbons has begun to increase due to reasons that cannot be explained by the existing technical data for the site, MPI or MFI shall so notify EMC immediately and EMC agrees to cease, or cause to be ceased, the operation of equipment that could be related to the increase in contamination at such location promptly within receipt of oral or written notice from MPI or MFI until testing can be performed by EMC. EMC shall give advance notice of the testing. Such additional tank and line tightness tests shall be performed at the cost of EMC; provided, however, that in the event the written reports of such tests indicate that the equipment did not leak, MPI or MFI shall be responsible to pay said testing expenses directly or reimburse EMC. If, upon subsequent investigation by MPI or MFI and EMC, the presence of hydrocarbons is determined to have occurred subsequent to the Closing Date which is not attributable to a release of Hydrocarbons occurring prior to the Closing and it is caused by any reason other than the acts or omissions of MPI or MFI, EMC and MPI or MFI shall jointly determine how best to remedy such additional hydrocarbon impact and EMC agrees that it shall be responsible for remediation of such additional Hydrocarbon impact.

         EMC agrees that to the extent such remedial measures undertaken and performed by MPI or MFI would entitle either MPI or MFI or EMC to compensation or financial assistance from any applicable state or federal underground storage tank trust fund, then the party who paid for the cost of such measures shall receive such compensation or financial assistance and the other parties will take all steps necessary to cooperate in pursuit of such monies.

         14.2.16 EMC has the right (but is not obligated) to conduct work required by this Agreement and bill MFI and MPI if the work needs to be immediately conducted as a matter of public health or safety and both MFI and MPI fail to do work under this Agreement after EMC provides reasonable notice to them that it will assume such work.

         14.2.17 EMC agrees and covenants that it shall take no action or fail to comply with any applicable state or federal statute or law, and any regulations, rules and orders promulgated thereunder, presently existing or promulgated after the Closing Date, which the omission to act or failure to comply with, would result in MPI or MFI or EMC losing its right to compensation or financial assistance from any applicable state or federal underground storage tank trust fund. EMC further agrees on the Closing Date to execute and deliver Underground Storage Tank Notifications for filing with the Department or other responsible governmental agency to show that MPI or MFI is no longer the "owner and/or operator" and that EMC is the new "owner and/or operator", as such terms are defined under applicable federal, state and local laws, rules and regulations promulgated thereunder. In the event EMC's actions, or failure to comply or act, results in the Stations being suspended, deleted, declared ineligible or removed from any applicable underground storage tank trust





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
fund or reimbursement program, EMC agrees to additionally indemnify MPI or MFI under Article XIII for lost compensation for such remediation costs, expenses, claims and damages.

         14.2.18 Disclosure Documents. To the extent required by state law, on or before fifteen (15) days before Closing MFI or MPI shall deliver to EMC an environmental disclosure document for each property where one is required by applicable law or regulation. EMC, MPI and MFI expressly waive any requirement that such disclosure documents be delivered and received in a period greater than such fifteen (15) day time limit. The disclosure document shall be prepared in accordance with applicable law or regulation and shall include a discussion of any obligation under Applicable Law to register underground storage tanks.

                    ARTICLE XV: MUTUAL CONDITIONS PRECEDENT

         The obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver by the appropriate party of the following conditions:

         15.1    Government Approvals. Those governmental approvals listed on
Exhibit 15.1 and necessary to the consummation of the transactions contemplated by this Agreement shall have become final. The applicable waiting period required by the HSR Act shall have terminated following the applicable filings therefor.

             ARTICLE XVI: CONDITIONS PRECEDENT TO EPC'S OBLIGATIONS

         The obligation of EPC to consummate the transactions contemplated by this Agreement is subject to the following conditions precedent:

         16.1 Performance. MNGL shall have complied with each of its obligations and covenants contained herein.

         16.2 Representations and Warranties. The representations and warranties made by MNGL in this Agreement shall be true and correct in all material respects at the Closing Date.

         16.3 Certificate. EPC shall have received a certificate of a duly authorized officer of MNGL, in the form of Exhibit 16.3, certifying that the conditions set forth in Section Section 16.1 and 16.2 have been satisfied.

         16.4 Opinion. EPC shall have received an opinion from Royse M. Parr, General Counsel for MNGL, substantially in the form set forth as Exhibit 16.4.

         16.5 Form and Substance of Documents. The form and substance of all certificates, instruments, opinions and other documents delivered to EPC by MNGL under this Agreement shall be satisfactory in all reasonable respects to EPC and its legal counsel. MNGL shall provide EPC with such documents in addition to those specifically set forth in this Agreement as may be reasonably requested by EPC.

         16.6 Other Conditions. All of the conditions precedent to EMC's obligation to close shall be satisfied as set forth in Article XVII. MNGL shall have delivered executed copies of the Additional Agreements.

            ARTICLE XVII: CONDITIONS PRECEDENT TO EMC'S OBLIGATIONS

         The obligations of EMC to consummate the transactions contemplated by this Agreement are subject to the following conditions precedent:

         17.1 Performance. MPI and MFI each shall have complied with each of its obligations and covenants contained herein.

         17.2 Representation and Warranties. The representations and warranties made by MPI and MFI in this Agreement shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made on such date.

         17.3 Certificate. EMC shall have received a certificate of a duly authorized officers of MPI and MFI, in the form of Exhibit 17.3, certifying that the conditions set forth in Section Section 17.1 and 17.2 have been satisfied.

         17.4 Opinion. EMC shall have received an opinion from Linn Patterson, General Counsel for MPI and MFI, in the form set forth as Exhibit 17.4.

         17.5 Form and Substance of Documents. The form and substance of all certificates, instruments, opinions and other documents delivered to EMC by MPI and MFI under this Agreement shall be satisfactory in all reasonable respects to EMC and EMC's counsel. MPI and MFI shall provide EMC with such documents in addition to those specifically set forth in this Agreement as may be reasonably requested by EMC.

           ARTICLE XVIII: CONDITIONS PRECEDENT TO MNGL'S OBLIGATIONS

         The obligations of MNGL to consummate the transactions contemplated by this Agreement are subject to the following conditions precedent:

         18.1 Performance. EPC shall have complied with each of its obligations and covenants contained herein.

         18.2 Representation and Warranties. The representations and warranties made by EPC in this Agreement shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made on such date.

         18.3 Certificate. MNGL shall have received a certificate of a duly authorized officer of EPC, in the form of Exhibit 18.3, certifying that the conditions set forth in Section Section 18.1 and 18.2 have been satisfied.

         18.4 Opinion. MNGL shall have received an opinion from Jeffrey L. Benson, counsel for EPC, in the form set forth as Exhibit 18.4.

         18.5 Form and Substance of Documents. The form and substance of all certificates, instruments, opinions and other documents delivered to MNGL by EPC under this Agreement shall be satisfactory in all reasonable respects to MNGL and MNGL's counsel. EPC shall provide MNGL with such documents in addition to those specifically set forth in this Agreement as may be reasonably requested by MNGL.

         18.6 No Casualty Loss and Damage. No adverse change in the Business resulting from any one or more casualty losses or damages to any of the physical assets used in the Business in the aggregate amount exceeding Twenty-five Thousand Dollars ($25.000.00) shall have occurred prior to the Closing Date unless EPC shall have properly accounted to MNGL for such casualty in accordance with Section 11.4.

         18.7 Other Conditions. All of the conditions precedent to MPI's and MFI's obligations to close shall be satisfied as set forth in Article XIX. EPC shall have delivered executed copies of the Additional Agreements. EPC shall have delivered agreements executed by its key employees, who do not become employees of MNGL, in which they will agree to be bound by the restrictions set forth in Section 21.4.

        ARTICLE XIX: CONDITIONS PRECEDENT TO MPI'S AND MFI'S OBLIGATIONS

         The obligation of MPI and MFI to consummate the transactions contemplated by this Agreement is subject to the following conditions precedent:

         19.1 Performance. EMC shall have complied with each of its obligations and covenants contained herein.

         19.2 Representations and Warranties. The representations and warranties made by EMC in this Agreement shall be true and correct in all material respects at the Closing Date.





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
         19.3 Certificate. MPI and MFI shall have received a certificate of a duly authorized officer of EMC, in the form of Exhibit 19.3, certifying that the conditions set forth in Section Section 19.1 and 19.2 have been satisfied.

         19.4 Opinion. MPI and MFI shall have received an opinion from Jeffrey L. Benson, counsel for EMC, substantially in the form set forth as
Exhibit 18.4.

         19.5 Form and Substance of Documents. The form and substance of all certificates, instruments, opinions and other documents delivered to MPI and MFI by EMC under this Agreement shall be satisfactory in all reasonable respects to MPI and MFI and its legal counsel. EMC shall provide MPI and MFI with such documents in addition to those specifically set forth in this Agreement as may be reasonably requested by MPI and MFI.

                       ARTICLE XX: CLOSING AND DELIVERIES

         20.1 Time. The Closing shall take place at 10:00 a.m. prevailing local time at the place of Closing on the Closing Date, or at such other time as the MNGL and EPC agree in writing.

         20.2 Deliveries by EPC. At Closing, EPC shall deliver to MNGL possession of the Assets and the certificates and other documents required to be delivered by EPC hereunder including the following documents:

         (a) limited warranty deeds or their equivalents subject to the Permitted Encumbrances, properly executed and acknowledged and in the form attached as Exhibit 20.2(a) conveying the Land owned by EPC, suitable for recording in the appropriate counties, together with the policies of title insurance (or binders therefor) described in Section 11.1;

         (b) an assignment of leases, together with the written consent of the Lessors where such consent is a condition of such assignments, subject to the Permitted Exceptions, and memoranda reflecting these assignments properly executed and acknowledged and in the form attached as Exhibit 20.2(b) conveying the interests of EPC in the Land leased by EPC, suitable for recording in the appropriate counties;

         (c) a bill of sale for the personal property portion of the Assets, including without limitation the Equipment and the Inventory, properly executed and acknowledged and in the form attached as Exhibit 20.2(c);

         (d) an assignment of the Accounts Receivable, the Contracts and all intangible property comprising the Assets not transferred pursuant to
Section 20.2(a), (b), (c) or (e) in the form attached as Exhibit 20.2(d) together with all necessary consents thereto;

         (e) an Assignment and License of the Trademarks in the form attached as Exhibit 20.2(e); and





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

         (f) a non-recourse Assignment of the Vehicle leases including an acceptance thereof form the Lessors to be provided by MNGL.

         (g) all documents which relate to the Land and would otherwise have been provided pursuant to Section 14.1.1 but which were previously withheld on the basis of a claim that they were privileged documents (on the condition that such delivery will not invalidate the privilege).

         20.3 Deliveries by EMC. At Closing, EMC shall deliver and pay to MPI the Station Inventory Price as estimated pursuant to Section 3.3 to such account of MPI at such bank as MPI shall designate, by direct bank or wire transfer of immediately available funds (federal). At Closing, EMC also shall deliver to MPI and MFI the certificates and other documents required to be delivered by EMC hereunder.

         20.4 Deliveries by MNGL. At Closing, MNGL shall deliver and pay to EPC the Net Purchase Price as estimated pursuant to Section 3.3 to such account of EPC at such bank as EPC shall designate, by direct bank or wire transfer of immediately available funds (federal). At Closing, MNGL also shall deliver to EPC the certificates and other documents required to be delivered by MNGL hereunder.

         20.5 Deliveries by MPI and MFI. At Closing, MPI and MFI shall deliver to EMC possession of the Motor Fuel Assets and the certificates and other documents required to be delivered by MPI and MFI hereunder including the following documents:

         (a) limited warranty deed or its equivalent subject to the Permitted Encumbrances, properly executed and acknowledged and in the form attached as Exhibit 20.5(a) conveying the Station owned by MFI, suitable for recording in the appropriate counties, together with the policy of title insurance (or binder therefor) described in Section 12.1;

         (b) an assignment of leases, together with the written consent of the Lessors where such consent is a condition of such assignments, for the Stations subject to the Permitted Exceptions, properly executed and acknowledged and in the form attached as Exhibit 20.5(b) conveying the interests of MPI and MFI in the Stations leased by MPI and MFI, and memoranda reflecting these assignments suitable for recording in the appropriate counties together with the policy of title insurance (or binder therefor) described in
Section 12.1;





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

         (c) a bill of sale for the personal property portion of the Motor Fuel Assets, including without limitation the Station Equipment and the Station Inventory, properly executed and acknowledged and in the form attached as
Exhibit 20.5(c); and

         (d) an assignment of the contracts and all intangible property comprising the Motor Fuel Assets not transferred pursuant to Section 20.5(a),
(b), or (c) in the form attached as Exhibit 20.5(d) together with all necessary consents thereto.

         (e) all documents which relate to the Stations and would otherwise have been provided pursuant to Section 14.2.1 but which were previously withheld on the basis of a claim that they were privileged documents (on the condition that such delivery will not invalidate the privilege).

                     ARTICLE XXI: OBLIGATIONS AFTER CLOSING

         21.1 Survival of Warranties and Representations. The representations and warranties of parties contained herein shall survive for the period ending twenty-four (24) months after the Closing Date and shall terminate for all purposes after the end of such 24-month period. The period for making claims shall not be extended by making any kind of general claim related to the warranties and representations.

         21.2 Taxes on the Business. EPC and MNGL mutually agree that for any taxable period ending on or before the Effective Time, EPC shall be responsible for all property, excise, business, income and any other taxes and assessments based upon or measured by the ownership of the Assets or the receipt of proceeds therefrom. EPC and MNGL also mutually agree that for any taxable period that includes any period after the Effective Time, MNGL shall be responsible for all property, excise, business, income and any other taxes and assessments based upon or measured by the ownership of the Assets or the receipt of proceeds therefrom.

         21.3 Taxes on the Motor Fuel Assets. EMC and MPI and MFI mutually agree that for any taxable period ending on or before the Closing Date, MPI or MFI shall be responsible for all property, excise, business, income and any other taxes and assessments based upon or measured by the ownership of the Motor Fuel Assets or the receipt of proceeds therefrom. For any taxable period that includes any period after the Effective Time, EMC shall be responsible for all property, excise, business, income and any other taxes and assessments based upon or measured by the ownership of the Motor Fuel Assets or the receipt of proceeds therefrom.

         21.4 Non-Competition. If Closing occurs, except for the retail sale of propane cylinders at motor fuel stations, the retail sale of propane for transportation at motor fuel stations where the majority of motor fuel sold is not propane, and the wholesale sale of propane, consistent with past practices, EPC and EMC agree for themselves and for their subsidiary corporations that they will not engage in, finance, promote, encourage or assist in any manner whatsoever in any enterprise which shall be engaged in the retail, agricultural, commercial and industrial sale of propane, other retail sale of appliances or propane utilization equipment, or both, for a period of ten (10) years following the Closing. Such restrictions shall apply to a geographic area comprised of a radius of 50 miles from each of the branch and satellite locations described on Exhibit 1.21.

         21.5 Post Closing Services. Upon request from MNGL (given to EPC a reasonable time before the Closing) EPC or EMC, as appropriate, will provide accounting and other services, at MNGL's expense, through EPC or "leased employees." Such services will be available for a period not to exceed December 31, 1994 and shall be provided under the terms and conditions set forth in
Exhibit 21.5.

         21.6 Non-Compete Payments. EPC will assign to MNGL any benefits it receives under the terms of the non-competition agreements listed on Exhibit
1.7 and MNGL will assume the obligation to make such payments as are due thereunder. To the extent that such agreements are not assignable, EPC agrees to continue to make such payments and MNGL agrees to reimburse EPC for any cost thereunder.

                           ARTICLE XXII: TERMINATION

         22.1 Termination. This Agreement may be terminated on or before the Closing Date as follows:

         (a)     by EPC or MNGL, if any material condition set forth in Section
15.1 shall not be satisfied at the Closing Date, or if any governmental antitrust action or claim is filed or initiated to prohibit: (i) the consummation of the transaction contemplated hereby or (ii) substantially change the terms of this Agreement, or (iii) if any court of competent jurisdiction or properly empowered governmental body shall have issued an order, decree, or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transaction contemplated hereby;

         (b) by EPC, if any material condition set forth in Article XVI shall not be satisfied by the Closing Date; provided that EPC shall give MNGL notice of its decision to terminate under this Section 22.1(b) as to which MNGL shall have





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
thirty (30) business days to correct or cure any situation (which shall be stated in such notice) giving rise to the failure to satisfy;

         (c) by MNGL, if any material condition set forth in Article XVIII shall not be satisfied by the Closing Date; provided that MNGL shall give EPC notice of its decision to terminate under this Section 22.1(c) as to which EPC shall have a period of thirty (30) business days to correct or cure any situation (which shall be stated in such notice) giving rise to the failure to satisfy, and;

         (d)     by the mutual written agreement of MNGL and EPC.

         22.2 Effect of Termination. If this Agreement is terminated for any reason pursuant to Section 22.1, nothing contained herein shall be construed to limit any party's legal or equitable remedies including, without limitation, damages for the breach or failure of any representation, warranty, covenant or agreement contained herein and the right to enforce specific performance of this Agreement; provided, that in no event shall either party be liable to the other in connection with this Agreement for any indirect, consequential or special damages.

                         ARTICLE XXIII: INDEMNIFICATION

         23.1    Indemnifications-The Business.

         23.1.1 Non-Environmental Matters. Except as otherwise expressly provided in this Agreement, MNGL will not assume any liabilities or obligations of EPC, the Assets, including without limitation the Inventory, the Accounts Receivable, the Business or its operation prior to the Closing. Except as expressly provided in the environmental provisions, EPC will agree to protect, defend, indemnify and save MNGL harmless from any third party claims, liabilities, judgments, costs or expenses, including reasonable attorneys' fees, caused by or arising from any and all acts or omissions of EPC before the Closing, in connection with the Assets, including without limitation, the Inventory, the Accounts Receivable, the Business or any breach by EPC of the warranty or other terms of this Agreement. Further provided, except as expressly provided in the environmental provisions, MNGL will agree to protect, defend, indemnify and save EPC harmless from any third party claims, liabilities, judgments, costs or expenses, including reasonable attorneys' fees, caused by or arising from any and all acts or omissions of MNGL after the Closing, in connection with the Assets, including without limitation, the Inventory, the Accounts Receivable, and the Business or any breach by MNGL of the warranty or other terms of this Agreement.

         23.1.2  Environmental Matters-The Business.

         (a) MNGL shall indemnify and hold harmless EPC, its parents and affiliated companies from and against the following as to the Land:

                 (i) costs, expenses and damages which are the result of a release(s) of Hazardous Material, which release(s) occur after the Closing, which are not caused by EPC or its agents in their remediation efforts. If MNGL is obligated to indemnify, defend, protect and hold harmless EPC pursuant to the foregoing, such obligation shall include, without limitation, performing the work required and bearing the costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work to the extent necessary to attain cleanup levels acceptable to the governmental authority with jurisdiction. Such obligation shall also include, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work required by any federal, state or local governmental law, agency or political subdivision, sums paid in settlement of claims, penalties, attorneys' fees, court costs, consultants' and laboratories' fees, and experts' fees. To the extent that MNGL's release of Hazardous Materials adds to an existing release by the EPC, MNGL shall be responsible only in the proportion to which MNGL has worsened the existing contamination.

                 (ii) MNGL's indemnification liability as provided for herein shall include all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with or incident to any matters indemnified against in this section.

         (b) EPC shall indemnify and hold harmless MNGL, its parents and affiliated companies from and against the following:

                 (i) cost, expenses and damages which arise as a result of any non-compliance with Class V injection well laws and regulations that are found on the Land, any which arise as a result of any EPC-owned underground storage tanks (gasoline or distillate) located or found on the Land or at customer locations, any environmental contamination or Hazardous Materials present or occurring in, on or under the Land or migrating onto or off of the Land or resulting from the degradation of such contamination or Hazardous Materials so long as the environmental contamination or Hazardous Materials of concern originated on the Land, or migrated onto or off of the Land as of the Effective Time, even if there is subsequent migration or degradation of it after the Effective Time (in which case such subsequent migration is covered





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
by this paragraph). If EPC is obligated to indemnify, defend, protect and hold harmless MNGL pursuant to the foregoing, such obligation shall include, without limitation, performing the work required and bearing the costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work to the extent necessary to attain cleanup levels which meet with the approval of the government agency(ies) with jurisdiction. Additionally, such obligation shall include, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work required by any federal, state or local governmental law, agency or political subdivision, sums paid in settlement of claims, penalties, attorneys' fees, court costs, consultants' and laboratories' fees, and experts' fees. It shall also include any costs incurred as the result of any violations by EPC, resulting from acts or omissions of EPC or its agents, employees, contractors, invitees, licensees, successors or assigns, of any Applicable Law, rule, regulation, government order or requirement imposed on any of the properties by any governmental agency, including operating permits and their conditions.

                 (ii) EPC's indemnification liability shall include all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with or incident to any matters indemnified against in this section.

                 (iii) In the event that a breach of a representation or warranty contained in Section 4.17 is discovered within the time period set forth in Section 21.1, the remedy therefor shall be to require that EPC undertake, and complete within a reasonable time, to bring such non-complying portion of the Assets in to compliance with the appropriate law or regulation as such exist as of the Closing Date. Such remedy shall not otherwise modify any obligations under Articles XIV or XXIII.

         23.2    Indemnifications-The Motor Fuel Assets.

         23.2.1 Non-Environmental Matters. Except as otherwise expressly provided in the Agreement, EMC will not assume any liabilities or obligations of MPI and MFI, the Stations, including Inventory and the operation of the Stations prior to the Closing. Except as expressly provided in the environmental provisions, MPI or MFI will agree to protect, defend, indemnify and save EMC harmless from any third party claims, liabilities, judgments, costs or expenses, including reasonable attorneys' fees, caused by or arising from any and all acts or omissions of MPI or MFI before the Closing, in connection with the Stations and the operation thereof or the Station Inventory, including without limitation, any breach by MPI or MFI of the warranty or other terms of this Agreement. Further provided, except as expressly provided in the environmental provisions, EMC will agree to protect, defend, indemnify and save MPI or MFI harmless from any third party





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
claims, liabilities, judgments, costs or expenses, including reasonable attorneys' fees, caused by or arising directly from any and all acts or omissions of EMC after the Closing, in connection with the Stations, the operation thereof or the Station Inventory, including without limitation, any breach by EMC of the warranty or other terms of this Agreement.

         23.2.2  Environmental Matters-The Motor Fuel Assets.

         (a) EMC shall indemnify and hold harmless MPI and MFI, its parents and affiliated companies from and against the following as to the Stations:

                 (i) costs, expenses and damages which are the result of a release(s) of Hazardous Material, which release(s) occur after the Closing, which are not caused by MPI or MFI or their agents in their remediation efforts. If EMC is obligated to indemnify, defend, protect and hold harmless MPI or MFI pursuant to the foregoing, such obligation shall include, without limitation, performing the work required and bearing the costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work to the extent necessary to attain cleanup levels acceptable to the governmental authority with jurisdiction. Such obligation shall also include, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work required by any federal, state or local governmental law, agency or political subdivision, sums paid in settlement of claims, penalties, attorneys' fees, court costs, consultants' and laboratories' fees, and experts' fees. To the extent that EMC's release of Hazardous Materials adds to an existing release by MPI or MFI, EMC shall be responsible only in the proportion to which EMC has worsened the existing contamination.

                 (ii) EMC's indemnification liability as provided for herein shall include all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with or incident to any matters indemnified against in this section.

         (b) MPI and MFI shall indemnify and hold harmless EMC, its parents and affiliated companies from and against the following:

                 (i) cost, expenses and damages which arise as a result of any non-compliance with Class V injection well laws or regulations that are found at the Stations, any environmental contamination or Hazardous Materials present or occurring in, on or under the Stations or migrating onto or off of the Stations or resulting from the degradation of such contamination or Hazardous Materials so long as the environmental contamination or Hazardous Materials of concern





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
originated on the Stations, or migrated onto or off of the Stations as of the Effective Time, even if there is subsequent migration or degradation of it after the Effective Time (in which case such subsequent migration is covered by this paragraph). If MPI or MFI is obligated to indemnify, defend, protect and hold harmless EMC pursuant to the foregoing, such obligation shall include, without limitation, performing the work required and bearing the costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work to the extent necessary to attain cleanup levels which meet with the approval of the government agency(ies) with jurisdiction. Additionally, such obligation shall include, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restorative work required by any federal, state or local governmental law, agency or political subdivision, sums paid in settlement of claims, penalties, attorneys' fees, court costs, consultants' and laboratories' fees, and experts' fees. It shall also include any costs incurred as the result of any violations by MPI or MFI, resulting from acts or omissions of MPI or MFI or their agents, employees, contractors, invitees, licensees, successors or assigns, of any Applicable Law, rule, regulation, government order or requirement imposed on any of the properties by any governmental agency, including operating permits and their conditions.

                 (ii) MPI's and MFI's indemnification liability shall include all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with or incident to any matters indemnified against in this section.

                 (iii) In the event that a breach of a representation or warranty contained in Section 7.17 is discovered within the time period set forth in Section 21.1, the remedy therefor shall be to require that MPI or MFI undertake, and complete within a reasonable time, to bring such non-complying portion of the Motor Fuel Assets in to compliance with the appropriate law or regulation as such exist as of the Closing Date. Such remedy shall not otherwise modify any obligations under Articles XIV or XXIII.

         23.3 Notice and Right to Defend. The party against whom any claim is asserted or any suit, action or proceeding is commenced with respect to which indemnity may be sought hereunder or which the party is otherwise obligated to defend, shall give prompt and timely notice to the other party of such assertion or commencement within sixty (60) days from when the manager responsible for the operation of the facility receives oral or written notice of the claim or action. The party obligated to assume the defense thereof shall promptly assume the defense or settlement of any such claim, suit, action or proceeding; provided, however, that: (i) the defending party shall cooperate and communicate





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
with the other party as to significant developments in the matters being defended or handled and shall seek the advice and opinions of such other party and give due regard to such advice and opinions as to aspects of the matters being handled or defended which relate to settlements thereof or are reasonably expected to require the expenditure of substantial sums of money, (ii) the non-defending party shall at all times have the right, at its option and expense, to participate fully in any such claim, suit, action or proceeding,
(iii) the defending party shall not settle any claim involving equitable relief that may effect the non-defending party without the consent of the non-defending party, and (iv) if the party obligated to defend or handle notice does not proceed to diligently defend or handle the claim or litigation within thirty (30) days after receipt of notice of the claim, the other party shall have the right, but not the obligation to undertake the defense of any such claim for the account of and at the risk of the party obligated to defend and the party obligated to defend shall be bound by any defense or settlement that the other party may make as to such claim. The parties shall cooperate in defending any such claim, suit, action or proceeding and each party shall have reasonable access to the books and records, and personnel in the possession or control of the other party which are pertinent to the defense. Any party, at its own expense, shall have the right to join another in any action, claim or proceeding brought by a third party, as to which any right of indemnity created by this Agreement would or might apply, for the purpose of enforcing its right of indemnity granted hereunder.

         23.4 Limitations Period. All claims for indemnification under this Agreement must be made by a party seeking the indemnification within ten (10) years of the Closing Date; provided however, that for any Land or Stations that do not have their remediation completed by ten (10) years following the Closing, such period will be extended until a "no-further-action letter" or its equivalent is issued by a state regulatory agency.

                          ARTICLE XXIV: MISCELLANEOUS

         24.1 Further Assurance. Subject to the terms and conditions set forth in this Agreement, and in addition to other provisions in this Agreement, from time to time subsequent to the Closing Date, each party shall use reasonable efforts to execute and deliver at the request of the other party such additional documents as may be reasonably required to carry out the intent of this Agreement and the transactions contemplated hereby.





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

         24.2 Brokers. Each party represents to the other that it has not employed any brokers, finders or intermediaries in connection with the transactions contemplated herein who might be entitled to a fee or commission for which the other party might be liable.

         24.3 Taxes and Recording Fees. In addition to other sums payable hereunder, EPC or EMC will be responsible for payment without collection from MNGL, MPI or MFI for all sales, excise, or gross income taxes on the transfer of the Assets of the Business.

         All recording and similar fees which become payable as a result of the transactions in connection with the Assets contemplated by this Agreement shall be paid by MNGL. The transfer taxes or fees for the Land shall be paid by EPC.

         In addition to other sums payable hereunder, MNGL, MPI or MFI will be responsible for payment without collection from EPC or EMC for all sales, excise, or gross income taxes on the transfer of the Motor Fuel Assets.

         All recording and similar fees which become payable as a result of the transactions in connection with the Motor Fuel Assets contemplated by this Agreement shall be paid by EMC. The transfer taxes or fees for the Stations shall be paid by MPI or MFI.

         If a party fails to pay timely such taxes then such party will also pay related interest and penalty charges, however, nothing in this paragraph shall prevent a party from exercising its right to contest such taxes. In the event of such contest, each party shall fully cooperate with the other in regard to tax information requests and other requests that may be made by the other.

         The parties agree that completed Form 8594, attached as Exhibit 24.3, with Part I completed for each party, will be filed as required by Section 1060 of the IRC, with their respective returns for the tax year which includes the Closing Date.

         24.4 Expenses. Except as specifically provided elsewhere in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all filing fees, legal, consulting and other costs incurred in connection with this Agreement and the transactions contemplated herein shall be paid by the party incurring such expenses.

         24.5 Assignment; Binding Effect. Except for the non-competition covenants granted or assigned between MNGL, MPI or MFI and EPC or EMC, which covenants can be assigned without the consent of any other party to this Agreement, no party may assign this Agreement or any of its rights hereunder nor delegate its duties hereunder without the prior express written consent of the other party; provided, however, MNGL may, with written notice thereof to EPC,





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
assign any of its rights or delegate any of its obligations hereunder to its wholly owned subsidiary, Thermogas Company, a Delaware corporation, without the consent of any other party to this Agreement. Subject to the foregoing limitations on assignments and delegations, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         24.6 Amendment and Waiver. This Agreement may not be amended nor any provisions herein waived except by an instrument in writing signed by all parties which specifically states an intent to amend this Agreement or waive any of its provisions. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, unless otherwise provided in the writing referring to the waiver.

         24.7 Notices. All notices, requests, and other communications required or permitted under this Agreement shall be in writing and shall be delivered in person or sent by telex, facsimile or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         If to EPC:

         Emro Propane Company
         500 Speedway Dr.
         Enon, OH 45323-1056
         Attention: President



         with a copy to:  Emro Marketing Company
                          500 Speedway Dr.
                          Enon, OH 45323-1056
                          Attention: Senior Counsel


         If to MNGL:

         MAPCO Natural Gas Liquids Inc.
         1800 South Baltimore Ave.
         Tulsa, Oklahoma 74119
         Attention: President

         with a copy to:  MAPCO Natural Gas Liquids Inc.
                          1800 South Baltimore Ave.
                          Tulsa, Oklahoma 74119
                          Attention: General Counsel

         If to EMC:

         Emro Marketing Company
         500 Speedway Dr.

         Enon, OH 45323-1056
         Attention: Vice President, Finance & Administration

         with a copy to:  Emro Marketing Company
                          500 Speedway Dr.
                          Enon, OH 45323-1056
                          Attention: Senior Counsel

         If to MPI or MFI:

         MAPCO Petroleum Inc.
         1101 Kermit Drive, Suite 800
         Nashville, Tennessee 37217
         Attention: Vice President

         with a copy to:  MAPCO Petroleum Inc.
                          1800 South Baltimore Ave.
                          Tulsa, Oklahoma 74119
                          Attention: Assistant General Counsel


or to such other address of which a party shall have given notice as herein provided. All notices by a party shall be deemed given at the time received by the other party.

         24.8 Headings. The headings and subheadings contained in this Agreement are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision hereof.

         24.9 Announcements. The parties shall consult with each other with regard to all press releases and other announcements issued at or prior to the Closing Date concerning this Agreement or the transactions contemplated hereby and, except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange, and except as MNGL or EPC's counsel may deem necessary or appropriate, neither party shall issue any such press release or other publicity without the prior written consent of the other party.

         24.10 Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of Delaware without giving effect to the conflict of laws provisions thereof; however, when this Agreement requires performance of an act in accordance with a state and/or a federal standard, law or regulation, then such state and/or federal requirement shall control that act.

         24.11 Exhibits. All references to Exhibits herein are to the Exhibits attached hereto which are specifically incorporated by reference into this Agreement. Where necessary the Exhibits shall be updated as of the Effective Time to reflect changes therein in accordance with this Agreement.





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
         24.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original instrument, but all of which together shall constitute one and the same Agreement.

         24.13 Severability. Should any provisions of this Agreement, or portions hereof, be found to be invalid by any court of competent jurisdiction, the remainder of this Agreement shall nonetheless remain in full force and effect.

         24.14 Bulk Sales Laws. MNGL waives compliance by EPC with the provisions of any Bulk Sales Law of any jurisdiction in connection with the transactions contemplated hereby and EPC shall indemnify and hold MNGL harmless from and against any and all loss, cost, expense or liability arising as a result of noncompliance with any such Bulk Sales Law.

         EMC waives compliance by MPI or MFI with the provisions of any Bulk Sales Law of any jurisdiction in connection with the transactions contemplated hereby and MFI shall indemnify and hold EMC harmless from and against any and all loss, cost, expense or liability arising as a result of noncompliance with any such Bulk Sales Law.

         24.15 Signage. EMC acknowledges that substantially all of the Stations are branded under the Shell trademark and that the Jobber Supply Agreement therefor will be terminated at or before the Closing. EMC agrees to re-sign the Stations at a time as near to the Closing as is practical and the cost will be equitably apportioned. MPI and MFI agree to cooperate fully in such effort and to permit the use of the MAPCO trademarks as may be necessary in the transition period.

         24.16 Entire Agreement. This Agreement and the Exhibits hereto constitute the entire agreement between the parties with respect to the subject matter contained herein; and, except as the Confidentiality Agreement shall remain in effect under Section 8.5, supersedes all prior and contemporaneous agreements, including without limitation the "Letter of Intent" dated June 8, 1994, between the parties, representations and understandings of the parties which are hereby merged into the terms of this Agreement.

         IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Agreement effective as of the date first above written.



WITNESSES:                                  EMRO PROPANE COMPANY


/s/ DANIEL J. SULLENBERGER                  By:  /s/ M. E. MITTLEMAN

/s/ JEFFREY L. BENSON                       Its: President

                                        EMRO MARKETING COMPANY

/s/ DANIEL J. SULLENBERGER              By:  /s/ R. N. YAMMINE

/s/ JEFFREY L. BENSON                   Its: President





                                        MAPCO Natural Gas Liquids Inc.

/s/ DANIEL J. SULLENBERGER              By:  /s/ ROBERT G. SACHSE

/s/ JEFFREY L. BENSON                   Its: President





                                        MAPCO Petroleum Inc.

/s/ DANIEL J. SULLENBERGER              By:  /s/ ROBERT G. SACHSE

/s/ JEFFREY L. BENSON                   Its:___________________________________




                                        MAPCO Florida Inc.

/s/ DANIEL J. SULLENBERGER              By:  /s/ ROBERT G. SACHSE

/s/ JEFFREY L. BENSON                   Its:___________________________________

                                  EXHIBIT 1.1

                              ACCOUNTS RECEIVABLE

The Accounts Receivable aging as of August 23, 1994, is as follows:

Aging Status                Balance               Percentage           Net Due
- ------------                -------               ----------           -------
0 - 30 days              $2,877,309.00              100.00          2,877,309.00
31 - 60 days              1,020,572.00               99.58          1,016,285.60
61 - 90 days                822,197.00               99.16            815,290.55
91 - 120 days               561,071.00               98.75            554,057.61
121-150 days                205,898.00               98.33            202,459.50
151-180 days                166,773.00               97.81            163,120.67
                                                                   -------------
                                                                    5,628,522.93

Less credit balances                                               (2,900,000.00)
                                                                   -------------
Estimated Net Due                                                   2,728,522.93

                                  EXHIBIT 1.7

                              ASSUMED LIABILITIES

1.       The non-compete payments shown on page 2 of this Exhibit.

                                  EXHIBIT 1.7

                              ASSUMED LIABILITIES

1.       The non-compete payments shown on page 2 of this Exhibit.

                                  EXHIBIT 1.7
                                  (Continued)


                              EMRO PROPANE COMPANY
                               COVENANTS PAYABLE

Pursuant to the Agreement and subject to MNGL receiving a credit at Closing equal to the amount by which the total below of the future non-compete payments to be assumed by MNGL exceeds Two Million Five Hundred Thousand Dollars ($2,500,000.00), the below listed covenants payable shall be assumed by MNGL at
Closing:


                                                             BALANCE
                                                             10/1/94
                                                             -------
Jack L. Short/Miller's Gas Company                            350000.00
Rosene Short/Miller's Gas Company                             350000.00
Russell Gericke/Miller's Gas Company                          700000.00
Jellison Ser/Tri County Gas Co/Connie Stewart                  25000.00
B&C L P Gas Co/Cutts & Blade                                  150000.00
Blue Flame/Gary R. Cowan                                      220000.00
Gammill Gas                                                    25000.00
Globe Propane/Gloria Wood                                       7500.00
Goben Oil Co                                                   24000.00
Hicksgas                                                        2000.00
Leihser Oil Co/Richard & Barbara                                5000.00
Mason True Blue                                                 2000.00
Modern Gas/Fred Ziegler                                         2000.00
Modern Gas/Gerald Ziegler                                       2000.00
Modern Gas/Marvin Hill                                          2000.00
Platolene '500' Inc & I William Connelly                       60000.00
Ray Summers/Harry & Edna Backs/Jacklyn Rossman                  2000.00
Yontz & Sons/Karl W. Yontz                                      3000.00
Yontz & Sons, Inc. Karl W. Yontz Jr.                           10000.00
Jim J. Macari/Margorie Macari                                 180000.00
Robert & Shirley Wheatly                                       20000.00
James Frushour                                                 62500.00
John Frushour                                                  62500.00
Fase's LP Gas                                                  60000.00
Robert & Joyce Fase                                           180000.00
Merle Yaggie & Louise Yaggie                                   20000.00
Lowell & Marilyn Karnes/Urbana                                 60000.00
                                                             ----------

     Total                                                   2586500.00

                                  EXHIBIT 1.11

                                   CONTRACTS


1.   Vehicle Leases

     A. Motor Vehicle Operating Agreement - TRAC Lease dated and effective as of April 15, 1992, between Gelco Corporation d/b/a GE Capital Fleet Services, as Lessor, and Marathon Oil Company, as Lessee Vehicles.

     B. Motor Vehicle Operating Agreement - TRAC Lease No. 0046961 dated and effective as of August 12, 1988, between Pitney Bowes Credit Corporation, as Lessor, and Marathon Oil Company as Lessee.

     C. Lease Agreement dated February 1, 1980, between Wheels, Inc., as Lessor, and Marathon Oil Company, as Lessee.

     D. Motor Vehicle Operating Agreement - TRAC Lease No. 89-090 dated and effective as of May 26, 1989, between Citizens Leasing Corporation, as successor in interest to PHH Financial Services, Inc., as Lessor, and Marathon Oil Company, as Lessee.

     E. Motor Vehicle Operating Agreement - TRAC Lease No. 3421 dated and effective as of May 17, 1988, between Peterson, Howell & Heather, Inc., as Lessor, and USX Corporation, as Lessee.

2. The contracts of EPC with those parties listed on Page 5 of this Exhibit, to the extent such are transferable or assignable by EPC.

3.   The leases for the Land shown on page 2 through 4 of this Exhibit.

4.   The leases for propane tanks with customers of EPC.

                                  LEASED SITES

                                    ILLINOIS


SITE                               DATE OF LEASE                    LESSOR
- ----                               -------------                    ------
3009 Red Stripe Road               11/03/93 (signed)                J. Ray Young
SELMAVILLE, IL                     11/06/92

St. Rt. 49                         06/09/93                         H&H Propane, Inc.
KANSAS, IL

RR #4, Co. Rd. 725 N               Month-to-Month                   Muriel McGehee, Trustee of the
BOYLESTON, IL                                                       Marion Lee Revocable Trust

RR #1, St. Rt. 1                   07/16/90                         Village of Norris City
NORRIS CITY, IL

Lerna Road                         07/17/90                         Marian S. Gammill, Successor
LERNA, IL                                                           Trustee under the Testamentary Trust
                                                                    of Nancy H. Sampson

RR #3, Co. Rd. 325 E               09/28/89 (lease)                 Hubert & Norma Henson
XENIA, IL                          10/01/89 (assign)

Springfield Avenue                 Month-to-Month                   Consolidated Rail Corporation
PARIS, IL

Illinois & "A" Sts.                08/29/91                         CSX Transportation, Inc.
CHRISMAN, IL

                                           INDIANA

Folsomville & Degonia Rds.         01/29/92                         Loetta Thomas
FOLSOMVILLE, IN

P.O. Box 07 - RR #2                10/22/90                         Lowell & Marilyn Karns
URBANA, IN

631 E. Broadway                    11/02/93                         Jack D. and Iffie Colleen Barton
LOGANSPORT, IN

                                           MICHIGAN

Coman & Broom Roads                To Be Executed                   Waldron Grain & Fuel
WALDRON, MI

4407 M-99                          07/01/81 (lease)                 Folk Oil Company, Inc.
HOMER, MI                          11/25/85 (letter agmnt)
                                   06/09/93 (amendment)

SITE                               DATE OF LEASE                    LESSOR
- ----                               -------------                    ------
7923 N. Dixie Hwy.                 Month-to-Month                   Carl Masserant, dba Masserant's
NEWPORT, MI                                                         Garage

2750 Lippincott                    03/17/93                         Phillip Agree, Trustee of Phillip
FLINT, MI                          03/12/93 (addendum)              Agree Trust
                                   02/18/94 (amendment)

3302 Lapeer Road                   05/19/92                         Roger Blevins
FLINT, MI

                                             OHIO

318 N. High Street                 To Be Executed                   Mt. Blanchard Farms
MT. BLANCHARD, OH

Dewey Road                         01/31/93                         Connie R. Stewart
AMHERST, OH

7164 Farmer/Markcenter Rds.        To Be Executed                   Eckert-Dinner Bell Farm
FARMER, OH

1851 S.R. 590 Near US 20           To Be Executed                   Helen Haas
GIBSONBURG, OH

Nr. Bookerman & Clarence           09/11/92                         Kellstone, Inc.
KELLY'S ISLAND, OH

2040 St. Rd.                       01/23/85                         Kedory, an Ohio Ptnrshp.
PORT CLINTON, OH

382 Funk Road                      To Be Executed                   Schumacher Farms
SHELBY, OH

Small parcel situated at           To Be Executed                   Emro Marketing Company
Emro Marketing Company's
Fuel Center located at
8924 Lake Road
LODI, OH

                               RECEIVABLE LEASES

SITE                               DATE OF LEASE                    LESSEE
- ----                               -------------                    ------
5517 Woodville Road                To Be Executed                   Thomas Industrial Gas
TOLEDO, OH

5523 Woodville Road                09/14/92                         Barbara G. Lockhart, individually
TOLEDO, OH                                                          and d/b/a Barb's Flower, Gifts & Crafts

8346 US 127                        To Be Executed                   Donald Dennis
ADDISON, MI

907 E. Cumberland                  09/01/92                         James Blade, individually and
GREENUP, IL                                                         d/b/a James Blade Insurance Agency

US 40 (RR #2)                      10/25/91                         Clark County, Illinois
MARTINSVILLE, IL

5001 Ann Arbor Road                02/22/91                         Adams Outdoor Advertising
DUNDEE, MI

3306 Lapeer Road                   Undated                          Jim McKay d/b/a McKay's
FLINT, MI                                                           Appliance Service

Rt. 2                              09/18/89                         Fair Rite Products Corporation
FLAT ROCK, IL

                                  EXHIBIT 1.11
                                  (CONTINUED)


                               SERVICE AGREEMENTS

Reference No.            Vendor
- -------------    ------------------------------------------
89-MI-299-2-     Xerox
      299-1-     Xerox (service maintenance agree)
      282 -      International Mailings System (postage meter)
      283 -      IMS Better Packages, Inc (maintenance agree)
      274 -      AT&T Phone Systems
      297 -      Thatcher The Cleaner & Garment Rental Service
      328 -      MRPS Copy Systems
      325 -      Ganetee Outdoor Co. of Michigan
      295 -      Tidy Brite Janitoral Services, Inc.
      330 -      Leran Cooper & Brass


                              SOFTWARE AGREEMENTS

89-MI-276 -      PKWare, Inc. (2 Oracle Site License)
      277 -      Walker, Richer & Quinn, Inc.
      278 -      TSI Software
      279 -      Subject Wheels and Company
      280 -      American Telerep
      142 -      Smart Star
      147 -      Digital
      326 -      Contech, Inc.
      353 -      Meridian Software

                                OTHER AGREEMENTS

89-IL-229                 Fair Rite Products Corporation
89-IL-230-1      Mobile Radio Specialists (Grayville, IL)

                                  EXHIBIT 1.13

                                   EQUIPMENT

1. The customer storage tanks listed on pages 2 through 15 of this Exhibit, together with all customer tanks or cylinders less than 250 gallons in size.

2. The motor vehicles, both owned and leased, listed on pages 16 through 37 of this Exhibit.

3. The bobtail and transport tank inventory listed on pages 38 and 39 of this Exhibit.

4. The remaining Equipment listed on pages 40 through the end of this Exhibit. In the event of a conflict betweeen the items listed on these pages and those under nos. 1 and 2 above, items 1 and 2 shall control.

       BR             TANK SIZE      QUANT                              PAGE: 1
       1                    120        179
       1                    250        129
       1                    330         83
       1                    420          1
       1                    500      1,256
       1                   1000        153
       1                   1850          2
       -----------------------------------
       1              BR  TOTAL      1,803
       ===================================

       2                    120         50
       2                    124          1
       2                    250        113
       2                    330         83
       2                    500      1,312
       2                   1000        157
       -----------------------------------
       2              BR  TOTAL      1,716
       ===================================

       3                    120         97
       3                    250        369
       3                    320         35
       3                    330        283
       3                    500      1,682
       3                   1000         61
       -----------------------------------
       3              BR  TOTAL      2,527
       ===================================

       4                    120         95
       4                    124          1
       4                    250        469
       4                    320         18
       4                    330        471
       4                    420         45
       4                    500      2,238
       4                   1000        127
       -----------------------------------
       4               BR TOTAL      3,464
       ===================================

       5                    120        102
       5                    124          1
       5                    250        146
       5                    330        103
       5                    420          9
       5                    500      1,015
       5                   1000        168
       -----------------------------------
       5              BR  TOTAL      1,544
       ===================================

       6                    120         39

BR            TANK SIZE      QUANT                                       PAGE: 2
- --            ---------      -----
6                  250         363
6                  300          34
6                  320         143
6                  330         329
6                  500       1,699
6                 1000         125
- ----------------------------------
6             BR TOTAL       2,732
==================================

7                  114           1
7                  120          84
7                  250         300
7                  320          50
7                  330         245
7                  420           9
7                  500       1,380
7                 1000          69
- ----------------------------------
7             BR TOTAL       2,138
==================================

8                  120          46
8                  250         917
8                  320           2
8                  330         542
8                  500       2,391
8                 1000          75
- ----------------------------------
8             BR TOTAL       3,973
==================================

9                  120          63
9                  124          12
                   250         339
9                  330          76
9                  500       1,910
9                 1000          80
- ----------------------------------
9             BR TOTAL       2,480
==================================

10                 120         133
10                 124           1
10                 250         148
10                 330         117
10                 420          18
10                 500       1,049
10                1000         204
- ----------------------------------
10            BR TOTAL       1,670
==================================

11                 114           5
11                 120           8

BR              TANK SIZE       QUANT                                   PAGE:  3
11                    250         302
11                    320          18
11                    330         295
11                    420           9
11                    500       2,009
11                   1000          83
- -------------------------------------
11               BR TOTAL       2,729
=====================================

12                    120          27
12                    250          61
12                    300          17
12                    330          49
12                    500       1,058
12                   1000         141
- -------------------------------------
12               BR TOTAL       1,353
=====================================

13                    120          49
13                    250         454
13                    320         116
13                    330         765
13                    420          63
13                    500       1,946
13                   1000          84
- -------------------------------------
13               BR TOTAL       3,477
=====================================

14                    120         130
14                    124           1
14                    250         148
14                    330          77
14                    420           9
14                    500       1,616
14                   1000         208
- -------------------------------------
14               BR TOTAL       2,189
=====================================

15                    120         132
15                    250         383
15                    320          83
15                    330         197
15                    500       1,502
15                   1000         103
- -------------------------------------
15               BR TOTAL       2,400
=====================================

16                    120          26
16                    250          83
16                    300           1

BR            TANK SIZE         QUANT                              PAGE:       4
- ---           ---------         -----
16                    330          93
16                    420           4
16                    500       1,681
16                   1000         110
- -------------------------------------
16               BR TOTAL       1,998
=====================================

17                    120          90
17                    250         587
17                    320          18
17                    330         567
17                    500       3,208
17                   1000          90
- -------------------------------------
17               BR TOTAL       4,560
=====================================

18                    120         108
18                    124         104
18                    250         108
18                    330          79
18                    375           1
18                    420          24
18                    500       2,528
18                    1000        256
- -------------------------------------
18               BR TOTAL       3,208
=====================================

19                    120          59
19                    250         201
19                    330         250
19                    500       2,127
19                    1000        225
- -------------------------------------
19               BR TOTAL       2,862
=====================================

20                    120         128
20                    124          53
20                    250          67
20                    320          11
20                    330          79
20                    420          29
20                    500       1,832
20                   1000         172
- -------------------------------------
20               BR TOTAL       2,371
=====================================

21                    120         233
21                    124          22
21                    250          16
21                    330         342

BR             TANK SIZE        QUANT                                 PAGE:  5
- --             ---------        -----
21                   420           54
21                   500        1,096
21                  1000          141
21                  1200            1
- -------------------------------------
21              BR TOTAL        1,905
=====================================

22                   120           55
22                   250           27
22                   330           28
22                   420           24
22                   500          681
22                  1000           96
- -------------------------------------
22              BR TOTAL          911
=====================================

23                   120           51
23                   250           45
23                   330           69
23                   420           67
23                   500        1,524
23                  1000          212
- -------------------------------------
23              BR TOTAL        1,968
=====================================

25                   120           53
25                   124            1
25                   250          318
25                   300            1
25                   320           64
25                   330          376
25                   420           17
25                   500        1,980
25                  1000          160
- -------------------------------------
25              BR TOTAL        2,970
=====================================

26                   120           64
26                   124            1
26                   250          340
26                   320           89
26                   330          335
26                   420           12
26                   500        1,762
26                  1000          109
- -------------------------------------
26              BR TOTAL        2,712
=====================================

27                   120           36
27                   124            0

BR              TANK SIZE       QUANT                                   PAGE:  6
- --              ---------       -----
27                    250         242
27                    320         115
27                    330         395
27                    420           9
27                    500       2,259
27                    965           9
27                   1000         114
- -------------------------------------
27               BR TOTAL       3,179
=====================================

28                    120         107
28                    250          39
28                    330          23
28                    420          49
28                    500       1,036
28                   1000          84
- -------------------------------------
28               BR TOTAL       1,338
=====================================

29                    120          45
29                    250          29
29                    320          72
29                    330         168
29                    420           9
29                    500         907
29                    965           6
29                   1000          61
- -------------------------------------
29               BR TOTAL       1,297
=====================================

30                    120          54
30                    250           1
30                    330         137
30                    500       1,370
30                   1000         203
- -------------------------------------
30               BR TOTAL       1,765
=====================================

31                    120          78
31                    124          54
31                    250           2
31                    330         122
31                    420           8
31                    500       1,616
31                    550           1
31                   1000         132
- -------------------------------------
31               BR TOTAL       2,013
=====================================

33                   1000           1

BR             TANK SIZE        QUANT                                   PAGE:  7
- --             ---------        -----
- -------------------------------------
33              BR TOTAL            1
=====================================

34                  1000            1
- -------------------------------------
34              BR TOTAL            1
=====================================

36                  1000            1
- -------------------------------------
36              BR TOTAL            1
=====================================

37                   114            3
37                   120           71
37                   250           78
37                   251            1
37                   300            1
37                   320           46
37                   325            2
37                   330            0
37                   500          625
37                   639            2
37                   750            2
37                  1000           82
- -------------------------------------
37             BR  TOTAL          913
=====================================

38                   114            6
38                   115            1
38                   120            8
38                   124            1
38                   125            1
38                   250           14
38                   320           13
38                   325            1
38                   330           11
38                   500          648
38                   550            1
38                   600            1
38                  1000           53
38                  1500            1
- -------------------------------------
38             BR  TOTAL          760
=====================================

39                   114          110
39                   120           20
39                   124            3
39                   125           10
39                   250           52
39                   251            4
39                   300            1

BR              TANK SIZE       QUANT                                   PAGE:  8
- --              ---------       -----
39                    500         933
39                    639           8
39                    750           6
39                    910           2
39                   1000         121
39                   1200           1
39                   4800           1
- -------------------------------------
39               BR TOTAL       1,272
=====================================

40                    120         160
40                    124          93
40                    250         157
40                    330         117
40                    420          68
40                    500       1,722
40                    850           1
40                   1000         270
- -------------------------------------
40               BR TOTAL       2,588
=====================================

41                    120          35
41                    124           9
41                    250          74
41                    330         188
41                    420          59
41                    500       1,437
41                   1000         391
- -------------------------------------
41               BR TOTAL       2,193
=====================================

42                    120         156
42                    124          49
42                    250         105
42                    330         132
42                    420         129
42                    500       1,763
42                   1000         523
42                   1850           3
- -------------------------------------
42               BR TOTAL       2,860
=====================================

43                    120          62
43                    124           1
43                    250          63
43                    330          80
43                    420         101
43                    500       1,548
43                   1000         366

BR               TANK SIZE      QUANT                                   PAGE:  9
- --               ---------      -----
- -------------------------------------
43               BR  TOTAL      2,221
=====================================

45                    120         119
45                    124           4
45                    250          59
45                    330          98
45                    420         228
45                    500       2,114
45                   1000         285
45                   1850           6
- -------------------------------------
45               BR TOTAL       2,913
=====================================

46                    120         189
46                    124         130
46                    250          10
46                    330         365
46                    500         831
46                   1000         118
46                   1850          11
- -------------------------------------
46               BR TOTAL       1,654
=====================================

47                    120         142
47                    124         215
47                    250          52
47                    330          29
47                    420          27
47                    500       1,010
47                   1000         267
47                   1850          16
- -------------------------------------
47               BR TOTAL       1,758
=====================================

48                    120          51
48                    124         125
48                    250          19
48                    330         257
48                    500       1,186
48                    850           3
48                   1000         121
48                   1850           4
48                   2650           1
- -------------------------------------
48               BR TOTAL       1,767
=====================================

49                    120         179
49                    124         123
49                    250           8

BR            TANK SIZE         QUANT                                  PAGE:  10
49                 330            445
49                 500          1,218
49                1000             67
- -------------------------------------
49            BR TOTAL          2,040
=====================================

50                 120             22
50                 124              1
50                 250             79
50                 325              1
50                33.0              2
50                 500            930
50                63.9              3
50                1000             60
- -------------------------------------
50            BR TOTAL          1,098
=====================================

53                 110             14
53                 114              5
53                 120             14
53                 124             19
53                 250             38
53                 320              1
53                 325              4
53                 460             12
53                 500          1,403
53                 639              3
53                 750              5
53                1000            377
53                1500              0
- -------------------------------------
53            BR TOTAL          1,895
=====================================

54                 120            116
54                 125              1
54                 250            171
54                 320              1
54                 325             44
54                 460             14
54                 500          1,278
54                 639              3
54                1000            516
54                1400              0
54                1500              1
54                1650              1
54                1760              1
54                2500              1
54                2700              1
54                3134              1


BR              TANK SIZE       QUANT                                  PAGE:  11
- --              ---------       -----
- -------------------------------------
54               BR TOTAL       2,150
=====================================

55                    114           0
55                    500           0
55                   5000           0
- -------------------------------------
55             BR   TOTAL           0
=====================================

57                    120          14
57                    250         101
57                    353           4
57                    500         966
57                    550           1
57                    639          10
57                    750           1
57                    1000         47
57                    1364          2
57                    3000          1
57                    3366          1
- -------------------------------------
57                BR TOTAL      1,148
=====================================

59                     114          3
59                     115          1
59                     120         65
59                     124         15
59                     250        112
59                     325         17
59                     500      2,246
59                     600          1
59                    1000        259
59                    1200          1
59                    2500          1
- -------------------------------------
59                BR TOTAL      2,721
=====================================

60                     110          1
60                     120         59
60                     220          1
60                     250         43
60                     320         57
60                     330         11
60                     500      1,066
60                     639         12
60                     750          1
60                    1000         66
- -------------------------------------
60                BR TOTAL      1,317
=====================================

BR             TANK SIZE        QUANT                                  PAGE:  12
- --             ---------        -----
64                   250            1
- -------------------------------------
64              BR TOTAL            1
=====================================

65                   100           10
65                   114            1
65                   120           48
65                   250           17
65                   353            8
65                   500          857
65                  1000           47
65                  1500            1
65                  3000            1
65                  3360            1
- -------------------------------------
65              BR TOTAL          991
=====================================

66                   120           40
66                   124          102
66                   250           14
66                   330           24
66                   420           18
66                   500          496
66                  1000           98
- -------------------------------------
66              BR TOTAL          792
=====================================

68                   120           36
68                   124            1
68                   250           19
68                   300            3
68                   420           18
68                   500          627
68                  1000          114
68                  6000            2
- -------------------------------------
68              BR TOTAL          820
=====================================

69                   110            1
69                   120            6
69                   250           13
69                   320            1
69                   500          639
69                  1000          118
69                  2000            1
69                  6000            2
- -------------------------------------
69              BR TOTAL          781
=====================================

70                   120           34

BR              TANK SIZE       QUANT                                  PAGE:  13
- --              ---------       -----
70                    124           1
70                    250           1
70                    330         105
70                    420          18
70                    500         537
70                   1000          61
- -------------------------------------
70               BR TOTAL         757
=====================================

71                    120          81
71                    124           7
71                    250         124
71                    330         142
71                    500       1,127
71                   1000         189
- -------------------------------------
71               BR TOTAL       1,670
=====================================

72                    120          21
72                    250          60
72                    330           8
72                    420         119
72                    500         634
72                   1000          41
- -------------------------------------
72               BR TOTAL         883
=====================================

73                    120          12
73                    125          26
73                    250          29
73                    325          47
73                    353           1
73                    460          13
73                    500         465
73                   1000          81
- -------------------------------------
73               BR TOTAL         674
=====================================

75                    114           2
75                    120          22
75                    124          10
75                    250          23
75                    330          16
75                    420          27
75                    500         602
75                   1000          92
- -------------------------------------
75               BR TOTAL         794
=====================================
100                   120           2

BR             TANK SIZE        QUANT                                  PAGE:  14
- --             ---------        -----
100                   25            4
100                  330            4
100                  420           18
100                  500           10
100                 1000           10
- -------------------------------------
100             BR TOTAL           48
=====================================

              CORP TOTAL      112,734

                                                       EMRO PROPANE COMPANY
                                                          OWNED VEHICLES

 BR    VEHICLE #    EMRO ID    YEAR/MAKE      DESCRIPTION       FUEL TYPE     IN SERVICE      VEHICLE ID #           LICENSE #
  1    0161         30160      86-FORD        BULK F700             P         05/23/90        1FDPF7087GVA05801      BN9510
  1    0162         30917      92-H&H         TRL-HDW-1                       12/04/91        1H91016SON1018771      B92289
  1    0173         30161      87-FORD        SERV F-250            G         05/23/90        2FTHF25L5HCA53734      SP6053
  1    0510         10035      76-BRIN        TRL-TANDE                       09/01/77        76202                  61518Q
  1    9005         10315      79-TRAI        TRL-SALT                        06/01/79        S32294                 09056N
  2    0266         10006      86-H&H         TRL-10HD                        06/27/86        1H91016S4G1019036      93976B
  3    0386         06149      88-H&H         TRL-10HDW                       08/15/88        1H91016S9J1019279      00564W
  3    9026         00921      84-INT.        BULK S1700            P         10/22/84        1HTLBEFN5EHA44033      BN9608
  4    0402         10025      81-BRIN        TRL-10-HD                       06/01/81        81592DHW               B92422
  4    0416         31022      91-H&H         TRL-HDW-1                       06/17/91        1H91016S6M1018658      98142Q
  5    0596         30102      89-H&H         TRL-10-HD                       07/06/89        1H91016S4K1018381      16374Y
  6    0609         10495      84-H&H         TRL-10-HD                       02/07/84        1H91016S9E1018835      C86871
  6    0661         06254      86-FORD        BULK F-800            P         12/08/86        1FDXF8282GVA51331      BN9885
  7    0703         10434      82-H&H         TRL-10-HD                       03/01/82        82666 HDW              93983B
  7    0771         06305      87-FORD        BULK F-800            P         09/18/87        1FDXF828XHVA35721      BP0179
  8    0804         00745      84-H&H         TRL-10-HD                       04/19/84        1H91016S2E1018850      B92423
  8    0826         31809      92-H&H         TRL-HYD                         06/18/92        1H91016S0N1018799      C86700
  8    0851         06039      85-FORD        BULK F-800            P         12/30/85        1FDXF8287FVA66129      BN9650
  9    0911         10272      83-H&H         TRL-10-HD                       09/21/83        1H9101654C1018822      93987B
 10    3116         31029      91-H&H         TRL-HDW-1                       06/24/91        1H91016S8M1018662      B39244
 11    1176         10802      87-H&H         TRL-10-HD                       04/13/87        1H91016S6H1019122      90721S
 12    1214         10096      80-H&H         TRL-10-HD                       12/01/80        80569-HDW              29456X
 12    1260         06238      86-FORD        STAK F-800            P         09/11/86        1FDWF8278GVA45777      ZF7559
 12    9028         06246      86-FORD        BULK F-800            P         02/05/87        1FDXF8280GVA51338      BN9887
 13    1309         10102      80-H&H         TRL-10-EL                       04/01/80        80498                  93993B
 13    1316         31023      91-H&H         TRL-HDW-1                       06/17/91        1H91016S8M1018659      98141Q
 14    1408         10109      65-FRUE        TRL-SALT                        06/01/65        13518                  NO LIC
 14    1496         30103      89-H&H         TRL-10-HD                       07/24/89        1H91016S6K1018382      16523Y
 14    9048         10066      89-FORD        BULK- F-800           P         09/09/89        1FDXF8287KVA11545      BN9004
 14    9073         10322      76-BRIN        TRL-10-HD                       11/01/81        763795                 E54373
 15    1506         10433      82-H&H         TRL-10-HD                       03/01/82        82667 HDW              93994B
 15    1571         06311      87-FORD        BULK F-800            P         11/25/87        1FDXF8283HVA35723      BP0187
 15    2608         10184      74-H&H         TRL-10-HW                       06/01/75        74118ES                00766W
 16    1696         30162      90-H&H         TRL-10-HD                       08/03/90        1H91016S4L1018575      99239Z



                                                       EMRO PROPANE COMPANY
                                                          OWNED VEHICLES

 BR    VEHICLE #    EMRO ID    YEAR/MAKE      DESCRIPTION       FUEL TYPE     IN SERVICE      VEHICLE ID #           LICENSE #
 17    1702         10424      82-H&H         TRL-HDW-1                       05/01/82        82690HDW               93961B
 17    1796         30163      90-H&H         TRL-10-HD                       08/03/90        1H91016S6L1018576      99240Z
 17    9047         10060      88-FORD        BULK F-700            P         01/31/89        1FDNF708XJVA10005      BN9005
 18    1816         31024      91-H&H         TRL-HDW-1                       06/26/91        1H91016S4M1018660      B39219
 18    1876         10801      87-H&H         TRL-10-HD                       04/13/87        1H91016S8H1019123      90720S
 19    1996         31025      91-H&H         TRL-10-HD                       12/26/90        1H91016S2M1018625      61405Q
 19    9046         10061      88-FORD        BULK F-800            P         01/31/89        1FDX828XJVA56249       BN9006
 20    2061         06253      86-FORD        BULK F-800            P         10/27/86        1FDXF8280GVA51330      BN9890
 20    2066         10099      86-H&H         TRL-10-HD                       07/24/86        1H91016S6G1019037      29457X
 21    2110         10236      85-H&H         TRL-10-HD                       04/15/85        1H91016S9F1018933      22597M
 22    2206         10161      73-BRIN        TRL-10-HD                       06/01/75        73051E                 32171V
 22    2240         32364      95-FORD        STAK F-700            P                         1FDXF7086SVA03529
 22    2261         06252      86-FORD        BULK F-800            P         10/22/86        1FDXF8283GVA51337      BN9891
 22    5001         06096      85-FORD        STAK F-800            P         09/20/85        1FDWF8278FVA67244      BN9647
 23    2366         10098      86-H&H         TRL-10-HD                       03/07/86        1H91016S8G1019038      93999B
 24    2403         30057      90-INT.        TRAC 8300             D         10/25/90        1HSHJRHN7MH338062      RF8576
 25    2512         10498      84-H&H         TRL-10 HD                       06/27/84        1H91016SOE1018871      45964Y
 25    2516         31026      91-H&H         TRL-HDW-1                       06/27/91        1H91016S6M1018661      B39218
 26    2662         31028      92-H&H         TRL-10-HD                       12/23/91        1H61016S9N1018770      B92362
 26    2671         06307      87-FORD        BULK F-800            P         10/15/87        1FDXF8289HVA35726      BP0183
 26    2696         30104      89-H&H         TRL-10-HD                       07/24/89        1H91016SXK1018384      16524Y
 27    2702         10190      81-H&H         TRL-10-HD                       03/01/81        81590-DHW              94003B
 27    2736         31794      93-H&H         TRL-10-HD                       01/12/93        1H91016S1P1018877      E54313
 27    9021         06031      85-FORD        BULK F-800            P         12/04/85        1FDXF8380FVA65582      BN9649
 28    2803         10084      83-HOME        TRL-10-HD                       03/01/83        83766 HDW              050557
 29    2986         06145      88-H&H         TRL-10HDW                       08/15/86        1H61016S7J1019278      00565W
 30    3011         10234      85-H&H         TRL-10-HD                       04/16/85        1H91016S0F1018934      61469Q
 31    1907         10416      82-H&H         TRL-10-MA                       03/01/82        82668 HDW              93998B
 31    3171         06304      87-FORD        BULK F-800            P         09/23/87        1FDXF8288HVA35717      BP0180
 31    3186         06148      88-H&H         TRL-10HDW                       09/11/88        1H91016S5J1019280      00563W
 33    3301         00974      89-EVAN        TRL-ANDI-                       07/17/89        1DZTA432XGG117290      82574X
 33    3302         00955      89-EVAN        TRL-ANDI-                       06/26/89        1DZTA432XGG117291      82573X
 33    3304         10227      65-BEAR        TRL-BEAR-                       06/01/65        133604                 B92290
 33    3308         10228      60-FRUE        TRL-FRUE-                       06/01/60        OMA115701              E54371


                                                       EMRO PROPANE COMPANY
                                                          OWNED VEHICLES

 BR    VEHICLE #    EMRO ID    YEAR/MAKE      DESCRIPTION       FUEL TYPE     IN SERVICE      VEHICLE ID #           LICENSE #
 33    3310         10229      77-LUBB        TRL-LUBB-                       06/01/77        59540                  90323S
 33    3312         10231      78-LUBB        TRL-LUBB-                       07/01/78        59977                  E54365
 33    3314         10232      78-LUBB        TRL-LUBB-                       09/01/78        59978                  B92427
 33    3318         10271      83-EVAN        TRL-EVAN-                       08/01/83        1EVINST33DLL61235      B92428
 33    3319         10056      89-EVAN        TRL-ANDI-                       01/27/89        1DZTA432XGG117009      29404X
 33    3320         10042      89-LUBB        TRL-ANDI-                       05/12/89        1DZTA432XGG117289      30025X
 33    3321         31808      92-EVAN        TRL-MID--                       12/12/92        1M9TT4332P1308127      E54241
 33    3332         06982      67-LUBB        TRL-1962-                       09/04/85        56486                  00765W
 33    3376         06194      88-INT.        TRAC 9670-           D          09/20/88        1HSRDBNR4KH640528      BPO127
 33    3378         06184      89-INT.        TRAC 9300-           D          12/30/88        2HSFEX2R1KCO26190      BPO159
 33    3380         30009      90-INT.        TRAC 9300-           D          09/28/89        2HSFEZCR2LCO37064      BN9688
 33    3383         30007      91-INT.        TRAC 9300-           D          08/31/90        2HSFEMDROMCO47369      BN9722
 33    3384         30008      91-INT.        TRAC 9300-           D          08/31/90        2HSFEMDROMCO47370      BN9723
 33    8988         30228      58-TRAM        TRL-SUPER                       09/11/90        NB1921                 61509Q
 36    4401         10208      82-FORD        SERV STEP            P          02/01/82        1FCJE30G5CHA18567      NU7134
 37    3714         30165      78-FORD        SERV F-150           P          09/25/90        F15HCCC5841            1191FJ
 37    3721         10012      85-H&H         TRL-10-HD                       11/06/85        1H910165S4F101898      17414T
 38    3807         06985      81-FORD        SERV 100 V           P          10/08/85        1FTDEO4E7BHA00736      979607
 38    3886         06421      88-H&H         TRL-10HDW                       05/10/88        1H91016S7J1019282      32260T
 39    3946         32625      94-H&H         TRL-10-HD                       06/08/94        1H91016SOR1018968      33454T
 40    4008         10254      81-H&H         TRL-10-HD                       02/01/81        81589-DHW              T599FK
 40    4036         31793      93-H&H         TRL-10-HD                       01/12/93        1H91016S3P1018878      T552VS
 40    4061         06243      86-FORD        BULK F-800           P          12/01/86        1FDXF8280GVA58987      PV610G
 40    4071         30105      87-FORD        BULK F800            P          12/19/89        1FDXF8280HVA67089      PV214E
 41    4161         06244      86-FORD        BULK F-800           P          01/12/87        1FDXF8284GVA58989      PV613G
 41    4162         31031      92-H&H         TRL-HDW-1                       12/01/91        1H91016S4N1018773      T598FK
 42    2001         10153      75-FORD        BULK 800             P          11/01/79        N80XVX47600            PV195E
 42    3105         10224      50-HOME        TRL-10-MA                       10/01/81        HOMEMADE               T597FK
 42    4203         10269      53-HOME        TRL-10-MA                       06/01/53        HOMEMADE               T596FK
 42    8017         30101      76-H&H         TRL-BRIND                       09/06/90        709895E                T545WY
 42    9022         06247      86-FORD        BULK F-800           P          01/06/87        1FDXF8286GVA51333      PV854G
 42    9041         06044      85-FORD        BULK F-800           P          04/02/86        1FDXF8287FVA65577      PV188E
 43    4302         10278      53-BRIN        TRL-10-MA                       06/01/53        55192                  T593FK
 45    2841         10207      75-H&H         TRL-11-HD                       06/01/77        75161EKST              T302FK


                                                       EMRO PROPANE COMPANY
                                                          OWNED VEHICLES

 BR    VEHICLE #    EMRO ID    YEAR/MAKE      DESCRIPTION       FUEL TYPE     IN SERVICE      VEHICLE ID #           LICENSE #
 45    8030         31810      92-H&H         TRL-10HDW                       06/02/92        1H91016S7N1018802      T664HS
 46    4646         32622      94-H&H         TRL-10-HD                       06/24/94        1H91016S5R1018965
 46    4674         10326      83-H&H         TRL-LATO!            D          04/20/89        831LO7165B             T595FK
 46    4695         10334      88-FORD        BULK F-800           P          04/20/89        1FDPF8286JVA51579      PV167E
 46    4797         10366      88-GMC         SERV 3/4             P          04/20/89        1GTGK34K2JE535888      PV168E
 47    4716         31032      91-H&H         TRL-HDW-1                       05/21/91        1H91016SXM1018663      T736FK
 47    4792         10364      86-FORD        BULK F-800           P          04/20/89        1FDPF8284GVA59818      PV159E
 47    4796         10365      88-FORD        BULK F-800           P          04/20/89        1FDPF8282JVA51580      PV158E
 48    4846         32623      94-H&H         TRL-10-HD                       06/24/94        1H91016S7R1018966
 48    4898         10379      88-GMC         SERV K-30            G          04/20/89        1GTGK34K3JE535897      PV148E
 49    4923         10380      80-HOME        TRL-LAWN                        04/20/89        NONE                   30026X
 49    4946         32621      94-H&H         TRL-10-HD                       05/26/94        1H91016S9R1018967
 49    4990         10385      86-GMC         SERV 2500            P          04/20/89        2GTEK24L7G1527354      PA7419
 49    4994         10387      88-FORD        BULK F=800           C          04/20/89        1FDPF8284JVA51578      BN9195
 50    5007         30110      89-H&H         TRL 10-HDW-6                    06/06/89        1HP1016SXK1018465      398834
 50    5901         30170      86-CHEV        BULK                 P          09/28/89        1GBJ7D1B9GV101398      20561H
 51    3305         10300      63-MTC         TRL-NORYZ            D          04/20/89        63640                  178865
 51    3309         30171      74-FRUE        TRL-AND--                       03/21/89        394739                 178866
 51    3325         30172      79-HOME        TRL-DALW-                       09/25/90        TP61299                178867
 51    3329         30174      74-TRAI        TRL-TRIN-                       09/27/89        1015-74                178868
 51    3330         10348      59-BEAR        TRL-BEAR-                       05/15/85        MW7836                 178869
 51    3331         10349      73-HOME        TRL-APEX-                       05/15/85        1316                   178864
 51    3365         06257      86-INT.        TRAC 9670            D          09/17/86        1HSRDT4R2HHB12070      P17136
 51    3372         06195      88-INT.        TRAC 9670            D          10/12/88        1HSRDBNRXKH630425      P17137
 51    3373         06196      88-INT.        TRAC 9670            D          10/14/88        1HSRDBNR1KH630426      P17134
 51    3374         06197      88-INT.        TRAC 9670-           D          10/10/88        1HSRDBNR3KH630427      BP0124
 52    2401         00800      84-INT.        STAK 1724            P          04/17/84        1HTLBEFP9EHA35384      20560H
 53    5341         30176      84-FORD        BULK F-800           P          07/17/90        1FDNF8283EVA39273      20559H
 53    5342         30177      87-FORD        SERV F-150           P          07/17/90        1FTDF15Y2HLA55256      6451FB
 53    5380         06422      88-H&H         TRL-10HDW                       05/10/88        1H91016S7J1019281      32259T
 54    5419         31036      91-FORD        BULK F-700           P          01/29/92        1FDNF7089MVA14521      7664J
 54    5447         10130      85-FORD        SERV F700B           C          10/01/86        1FDNF70H9FVA03604      20558H
 54    5451         10187      85-FORD        SERV F-250           P          10/01/86        2FTHF25G5FCA38022      1526BX
 54    5476         10195      87-H&H         TRL-10-HD                       01/15/87        1H91016S8H1019106      32258T


                                                       EMRO PROPANE COMPANY
                                                          OWNED VEHICLES

 BR    VEHICLE #    EMRO ID    YEAR/MAKE      DESCRIPTION       FUEL TYPE     IN SERVICE      VEHICLE ID #           LICENSE #
 54    5485         31011      88-CHEV        CYL CR-34             P         01/29/92        1GBHR34K4JJ129641      5988B
 57    6026         31812      92-H&H         TRL-HYD                         06/26/92        1H91016S3N1018800      32257T
 58    5801         31964      93-HOME        TRL-WL CA                       07/19/93        1WC200C16P1060430      F95070
 58    5802         31965      93-HOME        TRL-WL CA                       07/19/93        1WC200C18P1060431      F95071
 59    3151         06048      85-FORD        SERV 800 B            P         12/10/85        1FDXF8287FVA66132      20551H
 59    5449         10075      85-CHEV        BULK C-70             P         10/01/86        1GBJ7D1B6FV105486      20555H
 59    5458         30206      76-BRIN        TRL-                            03/21/89        763865                 17413T
 59    5996         30180      89-H&H         TRL-10-HD                       07/06/89        1H91016S6K1018463      32256T
 60    3728         30167      81-FORD        BULKLN-80             P         09/25/90        1FDPN80K6BVJ10646      7660J
 60    5376         10117      77-HOME        TRL-HOMEM                       04/09/87        601214TILTBED          832872
 60    6005         00991      62-HOME        TRL-                            05/31/89        G320829                32255T
 62    6203         10389      83-INT.        BULKS-190             D         04/20/89        1HTAA1959DHA24378      PV149E
 65    6508         30188      85-GMC         BULK 350 B            P         09/27/89        1GDHC34M6FVA50470      37272D
 65    6510         30189      86-CHEV        BULK C70              P         09/28/89        1GBJ7D1B5GV104282      P17133
 66    6646         32624      94-H&H         TRL-10-HD                       06/13/94        1H91016S3R1018964
 66    6811         31042      91-CHEV        BULK C-70             P         09/19/91        1GBL7J1P2MJ102648      13562E
 66    9036         06310      87-FORD        BULK F-800            P         10/16/87        1FDXF8281HVA35719      13297E
 68    4687         10331      85-GMC         CYL C-30              P         04/20/89        1GDJC34M6FS521100      19152B
 68    6862         31040      92-H&H         TRL-10-HD                       11/15/91        1H91016SON1018768      15460C
 68    6891         30218      89-FORD        BULK F-800            P         09/11/90        1FDPF82K1KVA50210      12871E
 68    6895         31045      89-CHEV        CYC C-24              P         09/19/91        1GCGC24K1KE184982      720745
 69    1602         10123      81-H&H         TRL-10-HD                       03/01/81        81591DHW               17412T
 69    3723         10054      86-FORD        SERV F-250            P         05/23/89        2FTEF25H7GCB49068      976633
 69    6990         30194      69-FORD        SERV F600             P         09/18/90        F6OCKE12174            37270D
 69    6991         30195      89-FORD        BULK F-800            P         09/18/90        1FDXF828XKVA43762      7658J
 70    7056         30224      87-BRN         TRL-HYDCA                       10/19/90        1L9HL1524HLO85844      14102C
 70    7081         30222      87-FORD        BULK LT800            D         10/19/90        1FDXR82A5HVA20277      4105F
 70    7091         30221      88-FORD        BULK L-800            D         10/19/90        9BFXH81A3JDMO1684      4104F
 70    7092         30220      89-FORD        SERV F-150            P         10/19/90        1FTDF15Y2KNB60035      669002
 71    7126         31811      92-H&H         TRL-HYD                         08/21/92        1H91016S5N1018801      15995C
 71    7171         30567      87-FORD        BULK L-800            P         02/28/91        1FDPF8281HVA50012      5781F
 71    7182         30570      88-CHEV        SERV 1500             P         02/28/91        2GCDC14H2J1250375      743101
 71    7191         30566      89-FORD        BULK F-800            P         02/28/91        1FDPF8286KVA53978      8287F
 71    7196         30573      73-H&H         TRL-ELECT                       02/28/91        Z74166000027137        15994C


                                                       EMRO PROPANE COMPANY
                                                          OWNED VEHICLES

 BR    VEHICLE #    EMRO ID    YEAR/MAKE      DESCRIPTION       FUEL TYPE     IN SERVICE      VEHICLE ID #           LICENSE #
 72    6983         30193      88-DODG        SERV D50              P        09/18/90         JB7FL29E3JP102896      630FJB
 72    7242         31807      84-DODG        SERV D-200            C        08/26/92         1B7JD24TOES268342      7312HJ
 72    7261         31804      86-FORD        BULK F-800            P        08/26/92         1FDPF8288GVA05860      7656J
 72    7286         31805      77-H&H         TRL-?                 P        08/26/92         77324-DSH              32254T
 73    4710         10343      69-H&H         TRL-SINGL                      04/20/89         TD125355               17409T
 73    6036         31792      93-H&H         TRL-10-HD                      01/12/93         1H91016S4P1018856      17411T
 73    7300         31800      90-CHEV        SERV G-30             P        11/05/92         2GCGG39K2L4139635      6637HM
 73    7311         31798      89-FORD        BULK F-800            P        11/07/92         1FDPF8286KVA56279      7653J
 73    7323         31802      92-FORD        SERV F-250            G        11/05/92         1FTEF25H1NLA81952      6633HM
 73    7390         31799      79-CHEV        STAK C6D04            P        11/05/92         C16DA9V158392          20552H
 73    7391         31795      79-CHEV        BULK C7D04            P        11/05/92         C17DE9V180172          7652J
 74    3306         10301      70-LUBB        TRL------             D        04/20/89         57474                  E54367
 74    3307         10305      75-MTC         TRL------             D        04/20/89         79652                  29875X
 74    3311         10230      77-LUBB        TRL-LUBB-                      06/01/77         59539                  B29020
 74    3316         10108      77-MTC         TRL-MTC--                      07/05/83         80182                  E54368
 74    3317         10233      75-MTC         TRL-MTC--                      06/01/75         79696                  E54370
 74    3367         00872      87-INT.        TRAC 9370-            D        04/04/91         2HSFBGTR2HC000116      RH2338
 74    3369         00779      88-INT.        TRAC 4300-            D        04/04/91         2HSFBG2R8JC010964      RH2339
 74    3375         06198      88-INT.        TRAC 9670-            D        10/10/88         1HSRDBNR5KH630428      BP0123
 74    3379         06182      88-INT.        TRAC 9300-            D        12/30/88         2HSFEX2R5KCO26189      BP0160
 74    3381         06493      90-INT.        TRAC 9300-            D        09/28/89         2HSFEZCR4LC037065      RH2341
 74    3382         06495      89-INT.        TRAC 9300-            D        09/28/89         2HSFEZCR6LC037066      BN9690
 74    3421         10244      70-GORB        TRL-GORB-                      11/01/79         70190F374811           E54364
 74    3422         10245      67-ARRO        TRL-AROW-                      10/01/79         360006                 E54369
 74    3423         10246      77-TRAM        TRL- TRAIL                     06/01/77         414086                 65774T
 74    3424         10247      71-GORB        TRL-GORB-                      06/01/71         71099F377104           46208W
 75    0951         06040      85-FORD        BULK F-800            P        02/04/86         1FDXF8287FVA65580      BN9644
 75    9074         31977      93-H&H         TRL-10-HD                      08/23/93         1H91016S7P1018916
 89    3303         30196      68-FRUE        TRL-SUP--                      09/18/90         303-66/OMF34140        521915
 89    3366         06313      87-INT.        TRAC 9670             D        06/08/87         1HSRDX2ROHH515956      LG6029
150    0311         10021      74-BRIN        TRL-10-HD                      06/01/74         742595D                B92426
150    0810         10062      80-H&H         TRL-ELEC-                      04/01/80         80502-DKW              93985B
150    2771         06308      87-FORD        BULK F-800            P        10/01/87         1FDXF8288HVA35720      BP0182
150    9037         06306      87-FORD        BULK F-800            P        10/15/87         1FDXF8285HVA35724      BP0186


                                                       EMRO PROPANE COMPANY
                                                          OWNED VEHICLES

 BR    VEHICLE #    EMRO ID    YEAR/MAKE      DESCRIPTION       FUEL TYPE     IN SERVICE      VEHICLE ID #           LICENSE #
151    0310         10020      53-BRIN        TRL                                             53046                  6157Q
151    0114         10005      80-H&H         TRL-10HW                        01/01/80        80501DKW               90302S
151    0407         10028      93-HOME        TRL-10-HD                       06/01/73        73030E                 C86481
151    0805         10058      68-BRIN        TRL-TNK T                       06/01/73        688088S                22728M
151    1406         10449      82-INT.        STAK S-170            P         05/01/82        2HTAA1782CCA16363      BN9825
151    2171         06303      87-FORD        BULK F-800            P         09/24/87        1FDXF8281HVA35722      BPO181
152    4064         30200      86-FORD        SERV CLUB             P         12/19/89        1FTHX26L5GKA42092      PV135E
152    4512         10080      83-H&H         TRL-1--HD                       02/01/83        82748 HDW              T577FK
152    4712         10345      70-H&H         TRL-DUAL                        04/20/89        81653                  T582FK
152    5321         30201      82-FORD        SERV 800-B            P         04/09/87        1FDPN8075CVA17343      PV142E
152    9035         06309      87-FORD        BULK F-800            P         10/07/87        2FDXF8287HVA35725      BPO184
153    1001         10074      76-BRIN        TRL-10-HD                       06/01/78        76255                  16439C
153    3727         30182      81-FORD        BULK LN-80            P         09/25/90        1FDNN7089BVJ1458       13563E
153    4041         30202      84-FORD        BULK N80C             P         12/19/89        1FDXN808XEVA57994      BPO283
156    5041         10083      84-FORD        BULK LN800            P         07/08/86        1FDPN8089EVA58568      7671J
156    5346         30197      71-BRIN        TRL-MANUA                       07/17/90        710395                 728050
156    5721         10007      83-FORD        BULK LN 70            P         11/05/87        1FDNN7072DVA06027      20553H
156    7001         30229      87-INT.        BULK BULK             D                         1HTLDUXP4HH519399      13272E
158    3364         06256      87-INT.        TRAC 9670             D         09/25/86        1HSRDT4R9HHB12101      RF8635
158    3400         31030      91-HOME        TRL- -PROV                      08/08/91        22466                  B91938
158    3401         32620      94-HOME        TRL- -PROV                      05/12/94        25262


NUMBER OF VEHICLES LISTED:                225
SUPPLEMENTAL VEHICLE LISTING:              33
VEHICLES PURCHASED BUT NOT YET RECEIVED:    7
                                          ---
    TOTAL VEHICLES:                       265
                                          ===

            EMRO PROPANE COMPANY
        SUPPLEMENTAL VEHICLE LISTING
      FOR PERIOD ENDING JULY 31, 1994

                                       BRANCH
YEAR     MAKE        SERIAL NUMBER     NUMBER
1995  FORD F700    1FDXF7089SVA03850    16
1995  FORD F700    1FDXF708XSVA03842    03
1995  FORD F700    1FDXF7088SVA03855    06
1995  FORD F700    1FDXF7087SVA03720    13
1995  FORD F700    1FDXF7080SVA03719    28
1995  FORD F700    1FDXF7089SVA03718    01
1995  FORD F700    1FDXF7084SVA03531    21
1995  FORD F700    1FDXF7082SVA03530    14
1995  FORD F700    1FDXF7082SVA02992    90
1995  FORD F700    1FDXF7080SVA02991    19
1995  FORD F700    1FDXF7089SVA03721    60
1995  FORD F700    1FDXF7086SVA03532    04
1995  FORD F700    1FDXF7085SVA03845    54
1995  FORD F700    1FDXF7080SVA03848    65
1995  FORD F700    1FDXF7082SVA03849    10
1995  FORD F700    1FDXF7089SVA03847    90
1995  FORD F700    1FDXF7087SVA03846    90
1995  FORD F700    1FDXF708XSVA03856    25
1995  FORD F700    1FDXF7086SVA03854    05
1995  FORD F700    1FDXF7084SVA03853    90
1995  FORD F700    1FDXF7082SVA03852    20
1995  FORD F700    1FDXF7080SVA03851    09
1995  FORD F700    1FDXF7086SVA03529    22
1995  FORD F700    1FDXF7081SVA03857    02
1995  FORD F700    1FDXF7087SVA03863    45
1995  FORD F700    1FDXF7089SVA03864    46
1995  FORD F700    1FDXF7083SVA03861    45
1995  FORD F700    1FDXF7085SVA03859    40
1995  FORD F700    1FDXF7085SVA03862    43
1995  FORD F700    1FDXF7081SVA03860    42
1995  FORD F700    1FDXF7083SVA03858    43
1995  FORD F700    1FDXF7083SVA03844    59
1995  FORD F700    1FDXF7081SVA03843    57

                             EMRO PROPANE COMPANY
               TRANSPORT VEHICLES PURCHASE BUT NOT YET RECEIVED
                              AS OF JULY 31, 1994


<Cption>
YEAR                      MAKE              SERIAL #          BRANCH
- ----                      ----              --------          ------
1995               INTERNATIONAL 9400       UNKNOWN        33 TRANSPORT
1995               INTERNATIONAL 9400       UNKNOWN        33 TRANSPORT
1995               INTERNATIONAL 9400       UNKNOWN        33 TRANSPORT
1995               INTERNATIONAL 9400       UNKNOWN        33 TRANSPORT
1995               INTERNATIONAL 9400       UNKNOWN        33 TRANSPORT
1995               INTERNATIONAL 8200       UNKNOWN        24 WAREHOUSE
1995               INTERNATIONAL 4700       UNKNOWN        52 WAREHOUSE (CASEY)


EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
  1    31123   1992    FORD           F700G             1FDXF70J7NVA20430    MEDIUM DUTY TRUCK        GELCO 08
  2    31108   1992    FORD           F700G             1FDXF70J0NVA20429    MEDIUM DUTY TRUCK        GELCO 08
  3    31121   1992    FORD           F700G             1FDXF70J9NVA20431    MEDIUM DUTY TRUCK        GELCO 08
  4    31251   1993    NAVISTAR       9300              2HSFELSR6PC065065    TRACTOR                  GELCO 13
  5    31250   1993    NAVISTAR       9300              2HSFELSR8PC065066    TRACTOR                  GELCO 13
  6    31249   1993    NAVISTAR       9300              2HSFELSR4PC066064    TRACTOR                  GELCO 13
  7    31118   1992    FORD           F700G             1FDXF70J7NVA27099    MEDIUM DUTY TRUCK        GELCO 15
  8    31115   1992    FORD           F700G             1FDXF70J9NVA27105    MEDIUM DUTY TRUCK        GELCO 15
  9    31126   1992    FORD           F700G             1FDXF70J7NVA27104    MEDIUM DUTY TRUCK        GELCO 15
 10    31117   1992    FORD           F700G             1FDXF70J1NVA20939    MEDIUM DUTY TRUCK        GELCO 15
 11    31116   1992    FORD           F700G             1FDXF70J9NVA20798    MEDIUM DUTY TRUCK        GELCO 16
 12    31122   1992    FORD           F700G             1FDXF70J8NVA20940    MEDIUM DUTY TRUCK        GELCO 17
 13    31120   1992    FORD           F700G             1FDXF70JXNVA20938    MEDIUM DUTY TRUCK        GELCO 17
 14    31119   1992    FORD           F700G             1FDXF70J8NVA20937    MEDIUM DUTY TRUCK        GELCO 17
 15    31111   1992    FORD           F700G             1FDXF70J1NVA27101    MEDIUM DUTY TRUCK        GELCO 18
 16    31112   1992    FORD           F700G             1FDXF10J0NVA27106    MEDIUM DUTY TRUCK        GELCO 18
 17    31114   1992    FORD           F700G             1FDXF70J5NVA27103    MEDIUM DUTY TRUCK        GELCO 18
 18    31110   1992    FORD           F700G             1FDXF70JXNVA27100    MEDIUM DUTY TRUCK        GELCO 18
 19    31113   1992    FORD           F700G             1FDXF70J2NVA27107    MEDIUM DUTY TRUCK        GELCO 18
 20    31104   1992    FORD           F700G             1FDXF70J9NVA20428    MEDIUM DUTY TRUCK        GELCO 18
 21    31107   1992    FORD           F700G             1FDXF70J3NVA27102    MEDIUM DUTY TRUCK        GELCO 18
 22    31105   1992    FORD           F700G             1FDXF70J4NVA27108    MEDIUM DUTY TRUCK        GELCO 18
 23    31106   1992    FORD           F700G             1FDXF70J5NVA27098    MEDIUM DUTY TRUCK        GELCO 18
 24    31109   1992    FORD           F700G             1FDXF70J4NVA22085    MEDIUM DUTY TRUCK        GELCO 18
 25    31124   1992    FORD           F700G             1FDXF70J0NVA20432    MEDIUM DUTY TRUCK        GELCO 18
 26    31125   1992    FORD           F700G             1FDXF70J2NVA20433    MEDIUM DUTY TRUCK        GELCO 18
 27    31103   1992    FORD           F700G             1FDXF7085PVA02458    MEDIUM DUTY TRUCK        GELCO 19
 28    31759   1993    FORD           F700G             1FDXF7088PVA28052    MEDIUM DUTY TRUCK        GELCO 28
 29    31760   1993    FORD           F700G             1FDXF7085PVA27778    MEDIUM DUTY TRUCK        GELCO 28
 30    31761   1993    FORD           F700G             1FDXF7081PVA27776    MEDIUM DUTY TRUCK        GELCO 28
 31    31789   1993    FORD           F700G             1FDXF7088PVA27774    MEDIUM DUTY TRUCK        GELCO 28
 32    31762   1993    FORD           F700G             1FDXF7086PVA28051    MEDIUM DUTY TRUCK        GELCO 28
 33    31755   1993    FORD           F700G             1FDXF7081PVA28054    MEDIUM DUTY TRUCK        GELCO 28
 34    31786   1993    FORD           F700G             1FDXF7084PVA27772    MEDIUM DUTY TRUCK        GELCO 28
 35    31787   1993    FORD           F700G             1FDXF708XPVA27775    MEDIUM DUTY TRUCK        GELCO 28
 36    31788   1993    FORD           F700G             1FDXF7086PVA27773    MEDIUM DUTY TRUCK        GELCO 28

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
 37    31785   1993    FORD           F700G             1FDXF708XPVA28053    MEDIUM DUTY TRUCK        GELCO 28
 38    31783   1993    FORD           F700G             1FDXF7083PVA27777    MEDIUM DUTY TRUCK        GELCO 28
 39    31781   1993    FORD           F700G             1FDXF7083PVA28055    MEDIUM DUTY TRUCK        GELCO 28
 40    31782   1993    FORD           F700G             1FDXF7083PVA28959    MEDIUM DUTY TRUCK        GELCO 31
 41    31784   1993    FORD           F700G             1FDXF7089PVA28965    MEDIUM DUTY TRUCK        GELCO 31
 42    31764   1993    FORD           F700G             1FDXF7088PVA34126    MEDIUM DUTY TRUCK        GELCO 31
 43    31763   1993    FORD           F700G             1FDXF7087PVA28964    MEDIUM DUTY TRUCK        GELCO 31
 44    31791   1993    FORD           F700G             1FDXF7080PVA28966    MEDIUM DUTY TRUCK        GELCO 31
 45    31758   1993    FORD           F700G             1FDXF708XPVA28960    MEDIUM DUTY TRUCK        GELCO 31
 46    31757   1993    FORD           F700G             1FDXF7081PVA28961    MEDIUM DUTY TRUCK        GELCO 31
 47    31756   1993    FORD           F700G             1FDXF7083PVA28962    MEDIUM DUTY TRUCK        GELCO 31
 48    31790   1993    FORD           F700G             1FDXF7085PVA28963    MEDIUM DUTY TRUCK        GELCO 31
 49    31974   1994    NAVISTAR       9400              2HSFHLSR5RC083759    6X4 TRACTOR              GELCO 34
 50    31976   1994    NAVISTAR       9400              2HSFHLSR3RC063761    6X4 TRACTOR              GELCO 34
 51    31975   1994    NAVISTAR       9400              2HSFHLSR1RC083760    6X4 TRACTOR              GELCO 34
 52     6415   1989    FRUEHAUF       FRUVAN            1H2V04828KB020501    48' VAN TRAILER          PBCC 813
 53     6500   1990    FORD           F800              1FDXF7084LVA30827    HEAVY DUTY TRUCK         PBCC 829
 54     6534   1990    FORD           F800              1FDXF8282LVA29372    HEAVY DUTY TRUCK         PBCC 829
 55     6533   1990    FORD           F800              1FDXF8288LVA30512    HEAVY DUTY TRUCK         PBCC 829
 56     6542   1990    FORD           F800              1FDXF8283LVA29154    HEAVY DUTY TRUCK         PBCC 829
 57     6541   1990    FORD           F800              1FDXF8280LVA29371    HEAVY DUTY TRUCK         PBCC 829
 58    30012   1990    FORD           F800              1FDXF8285LVA30516    HEAVY DUTY TRUCK         PBCC 829
 59    30011   1990    FORD           F800              1FDXF828XLVA36179    HEAVY DUTY TRUCK         PBCC 829
 60     6543   1990    FORD           F800              1FDXF8286LVA36180    HEAVY DUTY TRUCK         PBCC 829
 61     6539   1990    FORD           F800              1FDXF8284LVA29373    HEAVY DUTY TRUCK         PBCC 829
 62     6538   1990    FORD           F800              1FDXF828XLVA30849    HEAVY DUTY TRUCK         PBCC 829
 63     6548   1990    FORD           F800              1FDXF828XLVA28700    HEAVY DUTY TRUCK         PBCC 829
 64     6536   1990    FORD           F800              1FDXF8288LVA31210    HEAVY DUTY TRUCK         PBCC 829
 65     6535   1990    FORD           F800              1FDXF8280LVA33792    HEAVY DUTY TRUCK         PBCC 829
 66     6547   1990    FORD           F800              1FDXF8284LVA31396    HEAVY DUTY TRUCK         PBCC 829
 67     6532   1990    FORD           F800              1FDXF828XLVA30513    HEAVY DUTY TRUCK         PBCC 829
 68     6546   1990    FORD           F800              1FDXF8282LVA30845    HEAVY DUTY TRUCK         PBCC 829
 69     6531   1990    FORD           F800              1FDXF8283LVA30515    HEAVY DUTY TRUCK         PBCC 829
 70     6530   1990    FORD           F800              1FDXF8284LVA30166    HEAVY DUTY TRUCK         PBCC 829
 71     6510   1990    FORD           F800              1FDXF8281LVA30514    HEAVY DUTY TRUCK         PBCC 829
 72    30010   1990    FORD           F800              1FDXF8282LVA30165    HEAVY DUTY TRUCK         PBCC 829

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
 73     6545   1990    FORD           F800              1FDXF828XLVA31211    HEAVY DUTY TRUCK         PBCC 829
 74     6544   1990    FORD           F800              1FDXF8282LVA31753    HEAVY DUTY TRUCK         PBCC 829
 75    30013   1991    FORD           F700              1FDXF7084MVA02575    MEDIUM DUTY TRUCK        PBCC 831
 76    30058   1991    NAVISTAR       4900C             1HTSDZ7N6MH338063    MEDIUM DUTY TRUCK        PBCC 836
 77    30540   1991    FORD           F800              1FDXF8285MVA12169    HEAVY DUTY TRUCK         PBCC 844
 78    30548   1991    FORD           F800              1FDXF828XMVA13261    HEAVY DUTY TRUCK         PBCC 844
 79    30549   1991    FORD           F800              1FDXF8286MVA13662    HEAVY DUTY TRUCK         PBCC 845
 80    30555   1991    FORD           F800              1FDXF828XMVA11123    HEAVY DUTY TRUCK         PBCC 845
 81    30554   1991    FORD           F800              1FDXF8288MVA11122    HEAVY DUTY TRUCK         PBCC 845
 82    30539   1991    FORD           F700              1FDXF708XMVA10969    MEDIUM DUTY TRUCK        PBCC 845
 83    30538   1991    FORD           F700              1FDXF7088MVA10968    MEDIUM DUTY TRUCK        PBCC 845
 84    30537   1991    FORD           F700              1FDXF7086MVA10967    MEDIUM DUTY TRUCK        PBCC 845
 85    30536   1991    FORD           F700              1FDXF7084MVA10966    MEDIUM DUTY TRUCK        PBCC 845
 86    30546   1991    FORD           F800              1FDXF8281MVA13259    HEAVY DUTY TRUCK         PBCC 849
 87    30544   1991    FORD           F800              1FDXF828XMVA13258    HEAVY DUTY TRUCK         PBCC 849
 88    30552   1991    FORD           F800              1FDXF8284MVA11120    HEAVY DUTY TRUCK         PBCC 849
 89    30553   1991    FORD           F800              1FDXF8286MVA11121    HEAVY DUTY TRUCK         PBCC 849
 90    30541   1991    FORD           F800              1FDXF8284MVA12462    HEAVY DUTY TRUCK         PBCC 849
 91    30550   1991    FORD           F800              1FDXF8288MVA13663    HEAVY DUTY TRUCK         PBCC 849
 92    30551   1991    FORD           F800              1FDXF8288MVA11119    HEAVY DUTY TRUCK         PBCC 849
 93    30556   1991    FORD           F800              1FDXF8281MVA11124    HEAVY DUTY TRUCK         PBCC 851
 94    30543   1991    FORD           F800              1FDXF8288MVA13257    HEAVY DUTY TRUCK         PBCC 851
 95    30557   1991    FORD           F800              1FDXF8283MVA11125    HEAVY DUTY TRUCK         PBCC 851
 96    30545   1991    FORD           F800              1FDSF8289MVA14756    HEAVY DUTY TRUCK         PBCC 851
 97    30542   1991    FORD           F800              1FDSF8286MVA13256    HEAVY DUTY TRUCK         PBCC 851
 98    30547   1991    FORD           F800              1FDXF8288MVA13260    HEAVY DUTY TRUCK         PBCC 851
 99    30648   1992    NAVISTAR       9300              2HSFELSR2NCO56604    6X4 TRACTOR              PBCC 858
100    30647   1992    NAVISTAR       9300              2HSFELSRONCO56603    6X4 TRACTOR              PBCC 858
101    30937   1992    TRAILMOBILE    01AA1UAL          1PTO1AAH9N9006504    TRAILER                  PBCC 862
102     6461   1989    FORD           F800              1FDXF8284KVA42333    HEAVY DUTY TRUCK         CITIZENS LEASING 1
103     6459   1989    FORD           F800              1FDXF8286KVA42334    HEAVY DUTY TRUCK         CITIZENS LEASING 1
104     6454   1989    FORD           F800              1FDXF8288KVA42335    HEAVY DUTY TRUCK         CITIZENS LEASING 1
105     6452   1989    FORD           F800              1FDXF828XKVA42336    HEAVY DUTY TRUCK         CITIZENS LEASING 1
106     6455   1989    FORD           F800              1FDXF8281KVA42337    HEAVY DUTY TRUCK         CITIZENS LEASING 1
107     6451   1989    FORD           F800              1FDXF8285KVA42339    HEAVY DUTY TRUCK         CITIZENS LEASING 1
108     6458   1989    FORD           F800              1FDXF8281KVA42340    HEAVY DUTY TRUCK         CITIZENS LEASING 1

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
109     6460   1989    FORD           F800              1FDXF8283KVA42341    HEAVY DUTY TRUCK         CITIZENS LEASING 1
110     6456   1989    FORD           F800              1FDXF8285KVA42342    HEAVY DUTY TRUCK         CITIZENS LEASING 1
111     6457   1989    FORD           F800              1FDXF8287KVA42343    HEAVY DUTY TRUCK         CITIZENS LEASING 1
112     6462   1989    FORD           F800              1FDXF8280KVA42345    HEAVY DUTY TRUCK         CITIZENS LEASING 1
113     4298   1985    FORD           F150              2FTCF15N0FCB14488    FULL SIZE PICKUP TRUCK   WHEELS
114     4302   1985    FORD           F250              2FTEF26H4FCB14890    FULL SIZE PICKUP TRUCK   WHEELS
115     4303   1985    FORD           F250              2FTEF25H5FCB10865    FULL SIZE PICKUP TRUCK   WHEELS
116     4306   1985    FORD           F250              2FTEF25H8FCB14490    FULL SIZE PICKUP TRUCK   WHEELS
117     4309   1985    FORD           F350              2FDKF37H6FCB13968    FULL SIZE PICKUP TRUCK   WHEELS
118     4310   1985    FORD           F350              2FDKF37H8FCB13969    FULL SIZE PICKUP TRUCK   WHEELS
119     4972   1986    FORD           F250              2FTHF26H6GCB25341    FULL SIZE PICKUP TRUCK   WHEELS
120     4973   1986    FORD           F250              2FTHF25H8GCB12971    FULL SIZE PICKUP TRUCK   WHEELS
121     4978   1986    FORD           F250              2FTEF25H5GCB38800    FULL SIZE PICKUP TRUCK   WHEELS
122     4979   1986    FORD           F250              2FTEF25H7GCB38801    FULL SIZE PICKUP TRUCK   WHEELS
123     4980   1986    FORD           F250              1FTEF25H4GPB56347    FULL SIZE PICKUP TRUCK   WHEELS
124     4983   1986    FORD           F250              2FTHF26H1GCB25344    FULL SIZE PICKUP TRUCK   WHEELS
125     4986   1986    FORD           F350              2FDKF37H0GCB32596    FULL SIZE PICKUP TRUCK   WHEELS
126     4989   1986    FORD           F350              2FTHF26H8GCB23817    FULL SIZE PICKUP TRUCK   WHEELS
127     4991   1986    FORD           F250              2FTHF26H8GCB25342    FULL SIZE PICKUP TRUCK   WHEELS
128     4992   1986    FORD           F350              2FDKF37H9GCB32595    FULL SIZE PICKUP TRUCK   WHEELS
129     4993   1986    FORD           F350              2FDKF37H5GCB32593    FULL SIZE PICKUP TRUCK   WHEELS
130     4994   1986    FORD           F350              2FDKF37HXGCB35618    FULL SIZE PICKUP TRUCK   WHEELS
131     4995   1986    FORD           F350              2FDKF37H8GCB35620    FULL SIZE PICKUP TRUCK   WHEELS
132     4996   1986    FORD           F350              2FDKF37H1GCB35619    FULL SIZE PICKUP TRUCK   WHEELS
133     4997   1986    FORD           F350              2FDKF37H7GCB32594    FULL SIZE PICKUP TRUCK   WHEELS
134     5455   1987    FORD           F350              1FDKF37H8HKB17535    FULL SIZE PICKUP TRUCK   WHEELS
135     5456   1987    FORD           F350              1FDKF37H6HKB20773    FULL SIZE PICKUP TRUCK   WHEELS
136     5458   1987    FORD           F250              2FTHF26H2HCA68539    FULL SIZE PICKUP TRUCK   WHEELS
137     5459   1987    FORD           F250              2FTHF26H2HCA83946    FULL SIZE PICKUP TRUCK   WHEELS
138     5460   1987    FORD           F250              2FTEF25H1HCA78337    FULL SIZE PICKUP TRUCK   WHEELS
139     5463   1987    FORD           F250              2FTEF25H8HCA78335    FULL SIZE PICKUP TRUCK   WHEELS
140     5464   1987    FORD           F250              2FTEF25H5HCA83945    FULL SIZE PICKUP TRUCK   WHEELS
141     5466   1987    FORD           F250              2FTEF25H7HCA76673    FULL SIZE PICKUP TRUCK   WHEELS
142     5467   1987    FORD           F250              2FTEF26H6HCA78334    FULL SIZE PICKUP TRUCK   WHEELS
143     5501   1986    CHEV           EL CAMINO         3GCCW80Z0GS916950    CAR                      WHEELS
144     5689   1988    FORD           F250              2FTEF25H8JCA25866    FULL SIZE PICKUP TRUCK   WHEELS

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
145     5694   1988    FORD           F150              1FTDF15N3JKA46325    FULL SIZE PICKUP TRUCK   WHEELS
146     6065   1988    FORD           F800              1FDXF8280JVA33398    HEAVY DUTY TRUCK         WHEELS
147     6072   1988    FORD           F800              1FDXF8282JVA33399    HEAVY DUTY TRUCK         WHEELS
148     6079   1988    FORD           F800              1FDXF8284JVA32335    HEAVY DUTY TRUCK         WHEELS
149     6082   1988    FORD           F800              1FDXF828XJVA33392    HEAVY DUTY TRUCK         WHEELS
150     6083   1988    FORD           F800              1FDXF8283JVA33394    HEAVY DUTY TRUCK         WHEELS
151     6090   1988    FORD           F800              1FDXF8289JVA33397    HEAVY DUTY TRUCK         WHEELS
152     6093   1988    FORD           F800              1FDXF8280JVA33403    HEAVY DUTY TRUCK         WHEELS
153     6098   1988    FORD           F800              1FDXF8285JVA33395    HEAVY DUTY TRUCK         WHEELS
154     6099   1988    FORD           F800              1FDXF8289JVA33402    HEAVY DUTY TRUCK         WHEELS
155     6102   1988    FORD           F800              1FDXF8285JVA33400    HEAVY DUTY TRUCK         WHEELS
156     6103   1988    FORD           F800              1FDXF8281JVA33393    HEAVY DUTY TRUCK         WHEELS
157     6104   1988    FORD           F800              1FDXF8280JVA32333    HEAVY DUTY TRUCK         WHEELS
158     6105   1988    FORD           F800              1FDXF8282JVA32334    HEAVY DUTY TRUCK         WHEELS
159     6106   1988    FORD           F800              1FDXF8287JVA33396    HEAVY DUTY TRUCK         WHEELS
160     7250   1988    FORD           F250              1FTEF25H6JNB75694    FULL SIZE PICKUP TRUCK   WHEELS
161     7251   1988    FORD           F250              2FTEF25H3JCB30329    FULL SIZE PICKUP TRUCK   WHEELS
162     7252   1988    FORD           F250              2FTEF25H0JCB34080    FULL SIZE PICKUP TRUCK   WHEELS
163     7253   1988    FORD           F250              2FTEF25HXJCB30330    FULL SIZE PICKUP TRUCK   WHEELS
164     7254   1988    FORD           F250              2FTEF25H8JCB30326    FULL SIZE PICKUP TRUCK   WHEELS
165     7255   1988    FORD           F250              2FTEF25HXJCB30327    FULL SIZE PICKUP TRUCK   WHEELS
166     7256   1988    FORD           F250              2FTEF25H1JCB30328    FULL SIZE PICKUP TRUCK   WHEELS
167     7258   1988    FORD           F250              2FTEF25H2JCB34081    FULL SIZE PICKUP TRUCK   WHEELS
168     7259   1988    FORD           F250              2FTHF25H0JCB24760    FULL SIZE PICKUP TRUCK   WHEELS
169     7260   1988    FORD           F250              2FTHF26H4JCB24759    FULL SIZE PICKUP TRUCK   WHEELS
170     7263   1988    FORD           F250              2FTHF26H8JCB24764    FULL SIZE PICKUP TRUCK   WHEELS
171     7264   1988    FORD           F250              2FTHF26H6JCB24763    FULL SIZE PICKUP TRUCK   WHEELS
172     7265   1988    FORD           F250              2FTHF26H4JCB24762    FULL SIZE PICKUP TRUCK   WHEELS
173     7266   1988    FORD           F350              2FDKF37H4JCB24766    FULL SIZE PICKUP TRUCK   WHEELS
174     7267   1988    FORD           F350              1FDKF37H2JNB70011    FULL SIZE PICKUP TRUCK   WHEELS
175     7268   1988    FORD           F350              2FDKF37H6JCB24767    FULL SIZE PICKUP TRUCK   WHEELS
176     7269   1988    FORD           F350              2FDKF37H8JCB24768    FULL SIZE PICKUP TRUCK   WHEELS
177     7270   1988    FORD           F350              1FDKF37H9JNB59653    FULL SIZE PICKUP TRUCK   WHEELS
178     7271   1988    FORD           F350              1FDKF37H0JNB70010    FULL SIZE PICKUP TRUCK   WHEELS
179    32219   1994    FORD           F250              2FTHF25HXRCA13761    FULL SIZE PICKUP TRUCK   PHH
180    32337   1994    FORD           F250              2FTHF26H4RCA67703    FULL SIZE PICKUP TRUCK   PHH

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
181    32339   1994    FORD           F250              2FTHF26H8RCA63606    FULL SIZE PICKUP TRUCK   PHH
182    32341   1994    FORD           F250              2FTHF26H2RCA67702    FULL SIZE PICKUP TRUCK   PHH
183    32342   1994    FORD           F250              2FTHF26H0RCA67701    FULL SIZE PICKUP TRUCK   PHH
184    32345   1994    FORD           F250              2FTHF26H9RCA67700    FULL SIZE PICKUP TRUCK   PHH
185    32347   1994    FORD           F250              2FTHF26H6RCA67699    FULL SIZE PICKUP TRUCK   PHH
186    32348   1994    FORD           F250              2FTHF26H4RCA67698    FULL SIZE PICKUP TRUCK   PHH
187    32350   1994    FORD           F250              2FTHF26H2RCA67697    FULL SIZE PICKUP TRUCK   PHH
188    32355   1994    FORD           F250              2FTHF25H0RCA63603    FULL SIZE PICKUP TRUCK   PHH
189    32360   1994    FORD           F250              2FTHF25H9RCA65592    FULL SIZE PICKUP TRUCK   PHH
190    32361   1994    FORD           F250              2FTHF25H7RCA65591    FULL SIZE PICKUP TRUCK   PHH
191    32362   1994    FORD           F250              2FTHF25H5RCA65590    FULL SIZE PICKUP TRUCK   PHH
192    32369   1994    FORD           F350              2FDKF37H6RCA65599    FULL SIZE PICKUP TRUCK   PHH
193    32370   1994    FORD           F350              2FDKF37H4RCA65598    FULL SIZE PICKUP TRUCK   PHH
194    32371   1994    FORD           F350              2FDKF37H2RCA65597    FULL SIZE PICKUP TRUCK   PHH
195    32374   1994    FORD           F350              2FDKF38G7RCA70879    FULL SIZE PICKUP TRUCK   PHH
196    32376   1994    FORD           F350              2FDKF37H0RCA65596    FULL SIZE PICKUP TRUCK   PHH
197    32377   1994    FORD           F350              2FDKF37H9RCA65595    FULL SIZE PICKUP TRUCK   PHH
198    32378   1994    FORD           F350              2FDKF38G5RCA70878    FULL SIZE PICKUP TRUCK   PHH
199    32380   1994    CHEV           C1500             1GCDC14Z5RZ256439    FULL SIZE PICKUP TRUCK   PHH
200    32381   1994    CHEV           C1500             1GCDC14Z7RZ256524    FULL SIZE PICKUP TRUCK   PHH
201    32382   1994    CHEV           C1500             1GCDC14Z7RZ256393    FULL SIZE PICKUP TRUCK   PHH
202    32383   1994    CHEV           C1500             1GCDC14Z5RZ256327    FULL SIZE PICKUP TRUCK   PHH
203    32384   1994    CHEV           C1500             1GCDC14ZXRZ256386    FULL SIZE PICKUP TRUCK   PHH
204    32385   1994    CHEV           C1500             1GCDC14ZXRZ256257    FULL SIZE PICKUP TRUCK   PHH
205     7462   1989    FORD           F250              2FTEF25H5KCA65873    FULL SIZE PICKUP TRUCK   PHH
206     7619   1989    FORD           F700              1FDWF7089KVA26346    MEDIUM DUTY TRUCK        PHH
207     7752   1989    FORD           F250              1FTEF25H4KNB42470    FULL SIZE PICKUP TRUCK   PHH
208     7753   1989    FORD           F250              2FTEF25H0KCB02733    FULL SIZE PICKUP TRUCK   PHH
209     7754   1989    FORD           F250              1FTEF25H9KNB47292    FULL SIZE PICKUP TRUCK   PHH
210     7755   1989    FORD           F250              2FTEF25H2KCB02734    FULL SIZE PICKUP TRUCK   PHH
211     7756   1989    FORD           F250              2FTEF25H4KCB02735    FULL SIZE PICKUP TRUCK   PHH
212     7757   1989    FORD           F250              2FTEF25H6KCB02736    FULL SIZE PICKUP TRUCK   PHH
213     7758   1989    FORD           F250              1FTEF25H7KNB47291    FULL SIZE PICKUP TRUCK   PHH
214     7759   1989    FORD           F250              1FTEF25H0KNB47309    FULL SIZE PICKUP TRUCK   PHH
215     7760   1989    FORD           F250              2FTHF26H2KCB09517    FULL SIZE PICKUP TRUCK   PHH
216     7761   1989    FORD           F250              2FTHF26H7KCB09514    FULL SIZE PICKUP TRUCK   PHH

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
217     7762   1989    FORD           F250              2FTHF26H1KCB02011    FULL SIZE PICKUP TRUCK   PHH
218     7763   1989    FORD           F250              2FTHF26H3KCB02012    FULL SIZE PICKUP TRUCK   PHH
219     7764   1989    FORD           F350D             2FDKF37H5KCB09520    FULL SIZE PICKUP TRUCK   PHH
220     7765   1989    FORD           F350D             2FDKF37H9KCB09519    FULL SIZE PICKUP TRUCK   PHH
221     7766   1989    FORD           F350D             2FDKF37H7KCB09518    FULL SIZE PICKUP TRUCK   PHH
222     7812   1989    FORD           CROWN VICTORIA    2FABP72F9KX198621    CAR                      PHH
223     7840   1989    FORD           F250              1FTHF26H5KNB50993    FULL SIZE PICKUP TRUCK   PHH
224     7842   1989    DODGE          CARAVAN           2B4FK45J2KR343167    COMPACT PASSENGER VAN    PHH
225     7843   1989    DODGE          CARAVAN           2B4FK45J0KR343166    COMPACT PASSENGER VAN    PHH
226     7844   1989    CHEV           C/K1500           1GCDC14Z1KE226612    FULL SIZE PICKUP TRUCK   PHH
227     7846   1989    CHEV           C/K1500           1GCDC14Z4KE227575    FULL SIZE PICKUP TRUCK   PHH
228     7847   1989    DODGE          CARAVAN           2B4FK45J5KR344877    COMPACT PASSENGER VAN    PHH
229     7898   1989    FORD           F250              1FTEF25H4KNB57115    FULL SIZE PICKUP TRUCK   PHH
230     7986   1989    CHEV           C/K1500           1GCDC14Z1KZ101652    FULL SIZE PICKUP TRUCK   PHH
231     8027   1989    FORD           F250              1FTEF25H3KNB77081    FULL SIZE PICKUP TRUCK   PHH
232     8157   1990    CHEV           C/K1500           1GCDC14Z4LZ187170    FULL SIZE PICKUP TRUCK   PHH
233     8206   1990    DODGE          CARAVAN           2B4FK453BLR543697    COMPACT PASSENGER VAN    PHH
234     8641   1990    FORD           F150              1FTDF15N9LLA52689    FULL SIZE PICKUP TRUCK   PHH
235     8653   1990    FORD           A11               1FMCA11U0LZB68542    COMPACT PASSENGER VAN    PHH
236     8654   1990    FORD           A11               1FMCA11U2LZB68543    COMPACT PASSENGER VAN    PHH
237     8661   1990    FORD           F150              2FTDF1593LCB25987    FULL SIZE PICKUP TRUCK   PHH
238     8663   1990    CHEV           M10               1GNDM15ZBLB217699    COMPACT PASSENGER VAN    PHH
239     8664   1990    FORD           A11               1FMCA11U4LZB68544    COMPACT PASSENGER VAN    PHH
240     8665   1990    FORD           F150              2FTDF1591LCB25986    FULL SIZE PICKUP TRUCK   PHH
241     8666   1990    CHEV           M10               1GNDM15Z9LB221731    COMPACT PASSENGER VAN    PHH
242     8667   1990    FORD           A11               1FMCA11U4LZB68558    COMPACT PASSENGER VAN    PHH
243     8668   1990    CHEV           C/K1500           1GCDC14H0LZ264477    FULL SIZE PICKUP TRUCK   PHH
244     8669   1990    FORD           F150              1FTDF159XLKB46170    FULL SIZE PICKUP TRUCK   PHH
245     8670   1990    FORD           F150              2FTDF1597LCB26012    FULL SIZE PICKUP TRUCK   PHH
246     8671   1990    FORD           F250              2FTHF2594LCB26010    FULL SIZE PICKUP TRUCK   PHH
247     8673   1990    FORD           F250              2FTHF2596LCB26011    FULL SIZE PICKUP TRUCK   PHH
248     8676   1990    FORD           F250              2FTHF2592LCB26006    FULL SIZE PICKUP TRUCK   PHH
249     8677   1990    FORD           F250              2FTHF2594LCB26007    FULL SIZE PICKUP TRUCK   PHH
250     8678   1990    FORD           F250              2FTHF2596LCB26008    FULL SIZE PICKUP TRUCK   PHH
251     8679   1990    FORD           F250              2FTHF2598LCB26009    FULL SIZE PICKUP TRUCK   PHH
252     8680   1990    FORD           F250              1FTHF26H4LNB39372    FULL SIZE PICKUP TRUCK   PHH

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
253     8681   1990    FORD           F250              1FTHF26H6LNB39373    FULL SIZE PICKUP TRUCK   PHH
254     8682   1990    FORD           F250              1FTHF26HXLNB39375    FULL SIZE PICKUP TRUCK   PHH
255     8683   1990    FORD           F350              1FDHF38G1LNB39383    FULL SIZE PICKUP TRUCK   PHH
256     8684   1990    FORD           F350D             1FDKF37H6LNB39380    FULL SIZE PICKUP TRUCK   PHH
257     8685   1990    FORD           F350D             1FDKF37H8LNB39381    FULL SIZE PICKUP TRUCK   PHH
258    30029   1990    FORD           A11               1FMCA11U6LZB68545    COMPACT PASSENGER VAN    PHH
259    30062   1991    FORD           F250              1FTHF25Y3MNA37628    FULL SIZE PASSENGER VAN  PHH
260    30063   1991    FORD           F250              1FTHF25Y0MNA34492    FULL SIZE PASSENGER VAN  PHH
261    30064   1991    FORD           F250              1FTHF25Y2MNA34493    FULL SIZE PASSENGER VAN  PHH
262    30396   1991    FORD           A11               1FMCA11U6MZA99194    COMPACT PASSENGER VAN    PHH
263    30397   1991    FORD           E350              1FDKE37H0MHA64565    FULL SIZE CARGO VAN      PHH
264    30399   1991    DODGE          CARAVAN           2B4GK45R7MR299759    COMPACT PASSENGER VAN    PHH
265    30439   1991    FORD           F350D             2FDKF37H7MCAB0251    FULL SIZE PICKUP TRUCK   PHH
266    30440   1991    FORD           F350D             2FDKF37H1MCAB0858    FULL SIZE PICKUP TRUCK   PHH
267    30441   1991    FORD           F350D             2FDKF37H5MCA76540    FULL SIZE PICKUP TRUCK   PHH
268    30442   1991    FORD           F250              2FTHF26H9MCA76535    FULL SIZE PICKUP TRUCK   PHH
269    30443   1991    FORD           F250              2FTHF26H0MCA76536    FULL SIZE PICKUP TRUCK   PHH
270    30444   1991    FORD           F250              2FTHF26H2MCA76537    FULL SIZE PICKUP TRUCK   PHH
271    30445   1991    FORD           F250              2FTHF26H7MCA80857    FULL SIZE PICKUP TRUCK   PHH
272    30446   1991    FORD           F250              2FTHF26H4MCA76538    FULL SIZE PICKUP TRUCK   PHH
273    30447   1991    FORD           F250              2FTHF26H6MCA76539    FULL SIZE PICKUP TRUCK   PHH
274    30448   1991    FORD           F250              2FTHF25H2MCA76541    FULL SIZE PICKUP TRUCK   PHH
275    30449   1991    FORD           F250              2FTHF25H4MCA76542    FULL SIZE PICKUP TRUCK   PHH
276    30468   1991    CHEV           LUMINA EURO       2G1WN54T5M9223796    CAR                      PHH
277    30469   1991    DODGE          CARAVAN           2B4GK45R9MR313497    COMPACT PASSENGER VAN    PHH
278    30471   1991    DODGE          DYNASTY           1B3XC46R7MD280079    CAR                      PHH
279    30472   1991    FORD           F150              1FTDF15Y5MLA65368    FULL SIZE PICKUP TRUCK   PHH
280    30473   1991    FORD           F150              1FTDF15Y7MLA65369    FULL SIZE PICKUP TRUCK   PHH
281    30474   1991    FORD           F150              1FTDF15Y3MLA65370    FULL SIZE PICKUP TRUCK   PHH
282    30475   1991    CHEV           M10               1GNDM15Z5MB198871    COMPACT PASSENGER VAN    PHH
283    30476   1991    CHEV           M10               1GNDM15Z3MB209477    COMPACT PASSENGER VAN    PHH
284    30477   1991    CHEV           M10               1GNDM15Z4MB208757    COMPACT PASSENGER VAN    PHH
285    30478   1991    DODGE          CARAVAN           2B4GK45R6MR320942    COMPACT PASSENGER VAN    PHH
286    30481   1991    FORD           F250              1FTHF25H6MLA64124    FULL SIZE PICKUP TRUCK   PHH
287    31048   1992    FORD           F350D             1FDFK37H4NNB05067    FULL SIZE PICKUP TRUCK   PHH
288    31049   1992    FORD           F350D             1FDKF37H2NNB05066    FULL SIZE PICKUP TRUCK   PHH

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
289    31050   1992    FORD           F350              2FDHF37H9NCA92980    FULL SIZE PICKUP TRUCK   PHH
290    31051   1992    FORD           F350D             1FDKF37H0NNB05065    FULL SIZE PICKUP TRUCK   PHH
291    31052   1992    FORD           F350D             1FDKF37H8NNB05069    FULL SIZE PICKUP TRUCK   PHH
292    31053   1992    FORD           F350D             1FDKF37H4NNB05070    FULL SIZE PICKUP TRUCK   PHH
293    31054   1992    FORD           F350D             1FDKF37H6NNB05071    FULL SIZE PICKUP TRUCK   PHH
294    31055   1992    FORD           F350D             1FDKF37H6NNB05068    FULL SIZE PICKUP TRUCK   PHH
295    31056   1992    CHEV           M10               1GNDM15Z4NB206668    COMPACT PASSENGER VAN    PHH
296    31057   1992    CHEV           C/K1500           1GCDC14Z3NE206561    COMPACT PASSENGER VAN    PHH
297    31058   1992    CHEV           M10               1GNDM15Z2NB205390    COMPACT PASSENGER VAN    PHH
298    31059   1992    CHEV           M10               1GNDM15Z0NB202360    COMPACT PASSENGER VAN    PHH
299    31060   1992    CHEV           M10               1GNDM15Z7NB203165    COMPACT PASSENGER VAN    PHH
300    31061   1992    CHEV           C/K1500           1GCDC14Z0NE207134    COMPACT PASSENGER VAN    PHH
301    31062   1992    CHEV           M10               1GNDM15Z6NB202993    COMPACT PASSENGER VAN    PHH
302    31063   1992    CHEV           C/K1500           1GCDC14Z9NZ212616    COMPACT PASSENGER VAN    PHH
303    31064   1992    CHEV           LUMINA EURO       2G1WN54T5N1155189    CAR                      PHH
304    31065   1992    CHEV           M10               1GNDM15Z2NB203879    COMPACT PASSENGER VAN    PHH
305    31066   1992    CHEV           LUMINA EURO       2G1WN54T4N9259190    CAR                      PHH
306    31067   1992    FORD           F250              2FTHF25H5NCA88023    FULL SIZE PICKUP TRUCK   PHH
307    31068   1992    FORD           F250              2FTHF25H7NCA88024    FULL SIZE PICKUP TRUCK   PHH
308    31069   1992    FORD           F250              2FTHF25H9NCA88025    FULL SIZE PICKUP TRUCK   PHH
309    31070   1992    FORD           F250              2FTHF25H0NCA88026    FULL SIZE PICKUP TRUCK   PHH
310    31071   1992    FORD           F250              2FTHF26H4NCA88027    FULL SIZE PICKUP TRUCK   PHH
311    31072   1992    FORD           F250              2FTHF26H6NCA88028    FULL SIZE PICKUP TRUCK   PHH
312    31073   1992    FORD           F250              2FTHF26H8NCA88029    FULL SIZE PICKUP TRUCK   PHH
313    31074   1992    FORD           F250              2FTHF26H4NCA88030    FULL SIZE PICKUP TRUCK   PHH
314    31075   1992    FORD           F250              2FTHF26H6NCA88031    FULL SIZE PICKUP TRUCK   PHH
315    31076   1992    FORD           F250              2FTHF26H8NCA88032    FULL SIZE PICKUP TRUCK   PHH
316    31077   1992    FORD           F250              2FTHF26HXNCA88033    FULL SIZE PICKUP TRUCK   PHH
317    31078   1992    FORD           F250              2FTHF26H1NCA88034    FULL SIZE PICKUP TRUCK   PHH
318    31079   1992    FORD           F250              2FTHF26H3NCA88035    FULL SIZE PICKUP TRUCK   PHH
319    31080   1992    FORD           F250              2FTHF26H5NCA88036    FULL SIZE PICKUP TRUCK   PHH
320    31081   1992    FORD           F250              2FTHF26H7NCA88037    FULL SIZE PICKUP TRUCK   PHH
321    31657   1993    DODGE          DYNASTY           1B3XC5634PD224882    CAR                      PHH
322    31677   1993    DODGE          DYNASTY           1B3XC5630PD221817    CAR                      PHH
323    31716   1993    FORD           F250              1FTHF25H8PNB02610    FULL SIZE PICKUP TRUCK   PHH
324    31718   1993    FORD           F250              1FTHF25H0PNB02603    FULL SIZE PICKUP TRUCK   PHH

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
325    31719   1993    FORD           F250              1FTHF25H2PNB02604    FULL SIZE PICKUP TRUCK   PHH
326    31720   1993    FORD           F250              1FTHF25H4PNB02605    FULL SIZE PICKUP TRUCK   PHH
327    31721   1993    FORD           F250              1FTHF25H6PNB02606    FULL SIZE PICKUP TRUCK   PHH
328    31722   1993    FORD           F250              1FTHF25H8PNB02607    FULL SIZE PICKUP TRUCK   PHH
329    31723   1993    FORD           F250              1FTHF25HXPNB02608    FULL SIZE PICKUP TRUCK   PHH
330    31724   1993    FORD           F250              1FTHF25H1PNB02609    FULL SIZE PICKUP TRUCK   PHH
331    31725   1993    FORD           F250              1FTHF26H9PNB02596    FULL SIZE PICKUP TRUCK   PHH
332    31726   1993    FORD           F250              1FTHF26H4PNB02599    FULL SIZE PICKUP TRUCK   PHH
333    31727   1993    FORD           F250              1FTHF26H7PNB02600    FULL SIZE PICKUP TRUCK   PHH
334    31728   1993    FORD           F250              1FTHF26H0PNB02602    FULL SIZE PICKUP TRUCK   PHH
335    31729   1993    FORD           F250              1FTHF26H9PNB02601    FULL SIZE PICKUP TRUCK   PHH
336    31730   1993    FORD           F250              1FTHF26HXPNB02591    FULL SIZE PICKUP TRUCK   PHH
337    31731   1993    FORD           F250              1FTHF26H1PNB02592    FULL SIZE PICKUP TRUCK   PHH
338    31732   1993    FORD           F250              1FTHF26H7PNB02595    FULL SIZE PICKUP TRUCK   PHH
339    31733   1993    FORD           F250              1FTHF26H3PNB02593    FULL SIZE PICKUP TRUCK   PHH
340    31734   1993    FORD           F250              1FTHF26H5PNB02594    FULL SIZE PICKUP TRUCK   PHH
341    31735   1993    FORD           F250              1FTHF26H0PNB02597    FULL SIZE PICKUP TRUCK   PHH
342    31736   1993    FORD           F250              1FTHF26H2PNB02598    FULL SIZE PICKUP TRUCK   PHH
343    31737   1993    FORD           F350              1FDKF37H6PNB02612    FULL SIZE PICKUP TRUCK   PHH
344    31738   1993    FORD           F350              1FDKF37H4PNB02611    FULL SIZE PICKUP TRUCK   PHH
345    31739   1993    FORD           F350              1FDKF37H8PNB02613    FULL SIZE PICKUP TRUCK   PHH
346    31740   1993    FORD           F350              1FDHF38GXPNB02614    FULL SIZE PICKUP TRUCK   PHH
347    31744   1993    CHEV           C1500             1GCDC14Z7PE236245    FULL SIZE PICKUP TRUCK   PHH
348    31745   1993    CHEV           C1500             1GCDC14Z0PE236278    FULL SIZE PICKUP TRUCK   PHH
349    31746   1993    CHEV           C1500             1GCDC14Z6PE240125    FULL SIZE PICKUP TRUCK   PHH
350    31747   1993    CHEV           C1500             1GCDC14Z6PE236334    FULL SIZE PICKUP TRUCK   PHH
351    31748   1993    CHEV           C1500             1GCDC14Z2PE236556    FULL SIZE PICKUP TRUCK   PHH
352    31749   1994    CHEV           C1500             1GCDC14Z0RZ176577    FULL SIZE PICKUP TRUCK   PHH
353    31750   1993    CHEV           C1500             1GCDC14Z7PE236276    FULL SIZE PICKUP TRUCK   PHH
354    31751   1993    FORD           F250              1FTHF25H8PNB04079    FULL SIZE PICKUP TRUCK   PHH
355    31818   1994    FORD           AEROSTAR          1FTDA14U5RZA70555    COMPACT CARGO VAN        PHH
356    31819   1993    FORD           F250              1FTHF25H0PNB02617    FULL SIZE PICKUP TRUCK   PHH
357    31820   1993    FORD           F250              1FTHF25H9PNB02616    FULL SIZE PICKUP TRUCK   PHH
358    32217   1994    FORD           AEROSTAR          1FMCA11U8RZA60419    COMPACT CARGO VAN        PHH
359    32218   1994    FORD           AEROSTAR          1FMCA11U4RZA60420    COMPACT CARGO VAN        PHH
360    32338   1994    FORD           F250              2FTHF26HXRCA63607    FULL SIZE PICKUP TRUCK   PHH

29-Jul-94

EMRO PROPANE LEASED VEHICLES


                                                        VEHICLE
       UNIT                                             IDENTIFICATION
CNT    NUMBER  YEAR    MAKE           MODEL             NUMBER               DESCRIPTION              SCHEDULE NAME
- ---    ------  ----    -----------    --------------    -----------------    ----------------------   ------------------
361    32340   1994    FORD           F250              2FTHF26H1RCA63608    FULL SIZE PICKUP TRUCK   PHH
362    32351   1994    FORD           F250              2FTHF26H6RCA63605    FULL SIZE PICKUP TRUCK   PHH
363    32353   1994    FORD           F250              2FTHF25H2RCA63604    FULL SIZE PICKUP TRUCK   PHH
364    32356   1994    FORD           F250              2FTHF25H9RCA63602    FULL SIZE PICKUP TRUCK   PHH
365    32357   1994    FORD           F250              2FTHF25H7RCA63601    FULL SIZE PICKUP TRUCK   PHH
366    32358   1994    FORD           F250              2FTHF25H2RCA65594    FULL SIZE PICKUP TRUCK   PHH
367    32359   1994    FORD           F250              2FTHF25H0RCA65593    FULL SIZE PICKUP TRUCK   PHH
368    32396   1994    PONT           GRAND PRIX        1G2WJ52M4RF309067    CAR                      PHH
369    32397   1994    DODGE          CARAVAN           2B4GH45R5RR775058    COMPACT PASSENGER VAN    PHH
370    32398   1994    FORD           TAURUS            1FALP52U5RG238362    CAR                      PHH


29-Jul-94

                                 Exhibit 1.13
                                 (Continued)

                            PROPANE TANK INVENTORY

                                   BOBTAILS

                                                    S I Z E
              ---------------------------------------------------------------------------------
BRANCH          2400      2500      2600     2800     2900      2950     3000      3499   OTHER
- ------          ----      ----      ----     ----     ----      ----     ----      ----   -----
1                                             1                           2
2                                   1                                     2
3                1                  2
4                                   2         1                           1
5                                             1                           1
6                                   4
7                                   2
8                         1         1         1        1
9                                   3
10                                  1         1
11                                  1         2
12                                  2
13                                  1         2
14                                            2                           2
15                                            1                           1
16                        1                   1                           1
17                                  1         1                           2
18               1                  2                                     2
19                                            2                           2
20                                  3                                     1
21                                            2        1
22                                  1         1
23               1                                     1                  1
25                                  1         2                           1
26                                  2         1
27               1                  3
28                                  1         1                           1
29                                            1                           1
30                                                                        3
31               1                                                        2
37                        1         1
38               1                  1
39                                  1         1
40                                                               1        1         2
41                                                                                  3
42                        1         1                                     2         1
43                                            1                                     3      3466-1
45                                                                        1         2      3200-1;
                                                                                           3468-1
46                                            4                           1
47                                  1         2
48                                            2                           1
49                                  1         1                           1

                                                             S I Z E
              ---------------------------------------------------------------------------------
BRANCH         2400     2500      2600     2800     2900      2950     3000      3499   OTHER
- ------         ----     ----      ----     ----     ----      ----     ----      ----   -----
50                      1        2
53            1                  1         2
54            2                  2
57                               1                            1
59            1                            2                                              1800-1
60                               1         1                           1         1
65                               3
66               1                            1
68                                            1                  1
69                                  1         1
70                                                                        2
71               1                                                        2
72                                  1
73                                  2         1
75                                  2

150              1                  3
151              3                                                        1
152              1
153              1                  1         1
156              1                  1                                                      2170-1

             Total 192

                                                              TRANSPORTS

Branch 33                                                    Branch 51
              11,000                1                         10,500                5
              11,800                1                         11,100                1
              13,480                1
              14,500                9

Branch 74
              10,250                1
              11,200                1
              11,300                2
              11,400                2
              11,500                1
              12,000                1
              14,500                1

Branch 89
              10,325                1

             Total 28

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   001

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000000302  DOLLY                                                            1
P00000001453  PUMPING STATION-HOLLY HILLS                                      1
P00000001454  SKIL SAW                                                         1
P00000001455  PROPANE EQUIP                                                    1
P00000001456  PLATFORM SCALES                                                  1
P00000001459  MORSE SCALE                                                      1
P00000012370  DEGREE DAY CLOCK                                                 1
P00000038015  PUMPING STATION                                                  1
P00000038190  2 CABINET-PEPSI                                                  1
P00000041226  TRENCHER                                                         1
**  ACCOUNT               0353000100
                                                                             ---
                                                                              10
                                                                             ---

P00000000303  BLACK TOP                                                        1
P00000000304  30000 GALLON TANK                                                1
P00000000305  18000 GALLON TANKS                                               2
P00000000307  INSTALLATION OF BULK HEADS                                       1
P00000020461  SECURITY LIGHTING                                                1
P00000042334  COMPRESSOR                                                       1
P00000050064  PLANT IMPROVEMENT                                                1
**  ACCOUNT               0353000300
                                                                             ---
                                                                               8
                                                                             ---
P00000050062  SIGN
**  ACCOUNT               0353000800                                           1
                                                                             ---

P00000002662  VICTOR 305 CALC                                                  1

DATE/TIME 08/30/94 11.44                               EMRO PROPANE COMPANY
                                                       M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   001

ITEM NUMBER  ASSET DESC                                                   ITEM
             LONG                                                     QUANTITY
- ------------------------------------------------------------------------------
P00000002672  CASH DRAWER                                                   1
P00000004557  MICRON 750 VIEWER                                             1
P00000004591  96 X 30 TABLE                                                 1
**  ACCOUNT               0357000000                                        --
                                                                            4
                                                                            --

P00000035761  RADIO/MOBIL STATION                                           6
P00000035791  BASE STATION                                                  1
P00000036004  MOBIL STATION/RADIO                                           2
**  ACCOUNT               0357000100                                        --
                                                                            9
                                                                            --

P00000048316  IBM 14V COLR/S MONITOR                                        1
P00000049990  9600 MODEM & CABLES/ROBOTICS                                  1
**  ACCOUNT               0357000200                                        --
                                                                            2
                                                                            --

**  BRANCH                001                                              ---
                                                                           34
                                                                           ---

DATE/TIME 08/30/94 11.44                                    EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   002

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000000315  FURNACE VACUUM                                                  1
P00000001462  CORKIN PUMP                                                     1
P00000001463  PUMP                                                            1
P00000001465  CORKIN PUMP                                                     1
P00000003644  GRINDER                                                         1
P00000007761  FAIRBANKS SCALE                                                 1
P00000007762  FAIRBANKS SCALE                                                 1
P00000019862  490 CORKIN COMPRESSOR                                           1
P00000048770  PUMPING STA/MI SPORTSMAN                                        1
**  ACCOUNT               0353000100                                          --
                                                                              9
                                                                              --
P00000000318  FIRE SAFETY VALVES                                              1
P00000000319  FIRE SAFETY VALVES                                              1
P00000000320  18000 GALLON TANKS                                              2
P00000002682  CATWALK                                                         1
P00000002683  INSTALLATION OF BULK HEADS                                      1
**  ACCOUNT               0353000300                                          --
                                                                              6
                                                                              --
P00000009485  PORTABLE SIGN                                                   1
P00000009694  PERMAMENT SIGN                                                  1
P00000010238  LABOR TO INSTALL SIGN                                           1
**  ACCOUNT               0353000800                                          --
                                                                              3
                                                                              --
P00000003602  PICNIC TABLE                                                    1
P00000004195  12 X 66 REGAL CARPET                                            1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   002

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000009405  TYPEWRITER                                                     1
** ACCOUNT               0357000000                                          --
                                                                             3
                                                                             --

P00000035762  RADIO/MOBIL STATION                                            5
P00000035792  BASE STATION                                                   1
P00000036005  MOBIL STATION/RADIO                                            2
P00000049796  RADIO/MOBILE STATION                                           1
                                                                             --
                                                                             9
                                                                             --

P00000041793  MONITOR/DISPLAY COLOR                                          1
P00000048298  IBM PS/V 486SX                                                 1
P00000048321  IBM 14V COLR/S MONITOR                                         1
P00000048341  IBM 14V COLR/S MONITOR                                         1
P00000049991  9600 MODEM & CABLES/ROBOTICS                                   1
** ACCOUNT               0357000200                                          --
                                                                             5
                                                                             --

** BRANCH                002                                                ---
                                                                            35
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   003

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000000322  PUMP                                                            1
P00000000323  490 COMPRESSOR                                                  1
P00000001472  VACUUM                                                          1
P00000001473  DRILL                                                           1
P00000001474  SNOW PLOW                                                       1
P00000001475  WEED EATER                                                      1
P00000001477  AIR COMPRESSOR                                                  1
P00000001478  DIESEL PUMP                                                     1
P00000001486  CORKEN PUMP                                                     1
P00000001487  CORKEN PUMP                                                     1
P00000012593  DEGREE DAY CLOCK                                                1
P00000033231  PUMPING STA/BURNSIDE/HOUGHTON LAKE                              1
P00000045921  TRACTOR/LAWNMOWER                                               1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             13
                                                                             ---
P00000000324  30000 & 18000 GALLON TANK                                       2
P00000000325  24000 GALLON DIESEL TANK                                        1
P00000000327  NEW ROOF                                                        1
P00000000331  REPIPING                                                        1
P00000000332  MOVING TANK                                                     1
P00000000333  TRANSPORT UNLOADING EQUIPMENT                                   1
P00000047099  ELECTRICAL FACILITIES                                           1
**  ACCOUNT               0353000300
                                                                              --
                                                                              8
                                                                              --

P00000000335  ADDITION                                                        1
P00000000336  NEW GARAGE                                                      1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   003

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000400                                          --
                                                                              2
                                                                              --
P00000006875  FUELGAS SIGN                                                    1
**  ACCOUNT               0353000800                                          --
                                                                              1
                                                                              --
P00000002732  WATER COOLER                                                    1
P00000002733  DEIBOLD SAFE                                                    1
P00000002734  SCM PORTABLE TYPEWRITER                                         1
P00000002741  CASH REGISTER                                                   1
P00000002749  SWEEPER - EUREKA                                                1
P00000004559  MICRON 750 VIEWER                                               1
P00000021921  CARPET                                                          1
**  ACCOUNT               0357000000                                          --
                                                                              7
                                                                              --
P00000035763  RADIO/MOBIL STATION                                             5
P00000035793  BASE STATION                                                    1
P00000036006  MOBIL STATION/RADIO                                             1
**  ACCOUNT               0357000100                                          --
                                                                              7
                                                                              --
P00000041811  PRINTER/EPSON FX-1050                                           1
P00000044014  386SX COMPUTER                                                  1
P00000046662  9600 MODEM & CABLES/ROBOTICS                                    1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   003

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000048280  IBM 14V COLOR MONITOR                                          1
P00000048295  IBM PS/V 486SX                                                 1
P00000049992  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT              0357000200                                          --
                                                                             6
                                                                             --

**  BRANCH               003                                                ---
                                                                            44
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   004

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000000343  SNOW PLOW                                                      1
P00000000344  SAW & HOLESHOOTER                                              2
P00000000345  490 COMPRESSOR                                                 1
P00000001496  PAINT BOOTH EQUIP                                              1
P00000001500  CORKEN PUMP                                                    1
P00000001510  FAIRBANKS MORSE SCALE                                          1
P00000004152  1000 GALLON TANK                                               1
P00000004155  STEEL PAINT BOOTH                                              1
P00000004588  PUMPING STA-FAMILY CIRCLE                                      1
P00000004798  COMPRESSOR                                                     1
P00000005477  PUMPING STA-HAYES                                              1
P00000011654  LPG DISPENSER                                                  1
P00000011765  ELETRIC PIPE THREADER                                          1
P00000012371  DEGREE DAY CLOCK                                               1
P00000015139  PP5-200 DISPENSER                                              1
P00000033234  PUMPING STA/JAY'S RV CTR                                       1
P00000046857  PUMPING STA/GOLD BOND                                          1
P00000048031  TRENCHER                                                       1
**  ACCOUNT               0353000100                                        ---
                                                                            19
                                                                            ---

P00000000347  30000 GALLON STORAGE TANK                                      1
P00000000351  30000 GALLON STORAGE TANK                                      1
P00000000353  PUMP & INSTALLATION OF BULK HEADS                              1
P00000000354  COMPLETION OF ROOF                                             1
P00000000355  INSTALLATION OF BULK HEADS                                     1
P00000027602  REPIPE PLANT                                                   1
**  ACCOUNT               0353000300                                         --
                                                                             6
                                                                             --

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   004

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000000360  LIGHTED PORTABLE SIGN                                           1
P00000048412  SIGN                                                            1
**  ACCOUNT               0353000800
                                                                              --
                                                                              2
                                                                              --

P00000002762  BROWN DESK WITH TYPING EXTENSION                                1
P00000002765  SCM TYPEWRITER                                                  1
P00000002766  VICTOR SAFE                                                     1
P00000002776  FILES                                                           3
P00000002777  SECRETARY CHAIR                                                 1
P00000003548  CARPETING                                                       1
P00000015146  FURNACE                                                         1
P00000046902  CARPET                                                          1
P00000048127  COPIER                                                          1
**  ACCOUNT               0357000000
                                                                             ---
                                                                             11
                                                                             ---

P00000035764  RADIO/MOBIL STATION                                             8
P00000035794  BASE STATION                                                    1
P00000036007  MOBIL STATION/RADIO                                            12
**  ACCOUNT               0357000100
                                                                             ---
                                                                             21
                                                                             ---

P00000041762  CPU 286/386 PC386SX/IS IMB                                      1
P00000041778  MONITOR/DISPLAY COLOR                                           1
P00000049993  9600 MODEM & CABLES/ROBOTICS                                    1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   004

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000200                                         --
                                                                             3
                                                                             --

**  BRANCH                004                                               ---
                                                                            62
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   005

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000001513  AIR SCRIBE                                                     1
P00000001514  CORKEN COMPRESSOR                                              1
P00000001516  CORKIN PUMP                                                    1
P00000001517  BEAM SCALES                                                    1
P00000003549  APPLIANCE CART                                                 1
P00000003684  PUMPING STATION                                                1
P00000005488  FURNACE VACUUM                                                 1
P00000013412  DEGREE DAY CLOCK                                               1
P00000043832  TRENCHER                                                       1
**  ACCOUNT               0353000100                                        ---
                                                                            10
                                                                            ---

P00000000366  30000 GALLON TANK                                              1
P00000000367  SAFETY VALVE                                                   1
P00000000368  ELECTRICAL WIRING                                              1
P00000000369  NEW PUMP - WIRING                                              1
P00000000370  30000 GALLON TANK                                              1
P00000000377  FIRE SAFETY VALVE                                              1
P00000000378  INSTALLATION OF BULK HEADS                                     1
**  ACCOUNT               0353000300                                         --
                                                                             7
                                                                             --

P00000000379  GARAGE DOOR FOR DOCK                                           1
**  ACCOUNT               0353000400                                         --
                                                                             1
                                                                             --

P00000002780  LARGE SIGN                                                     1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   005

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000005528  LIGHTED SIGN                                                    1
**  ACCOUNT               0353000800                                          --
                                                                              2
                                                                              --
P00000002786  CHECK PROTECTOR                                                 1
P00000002801  3' X 5' SAFE                                                    1
P00000003550  CARPETING & TILE                                                1
P00000003551  BEIGE 4-DRAWER FILE                                             1
P00000004597  REFRIGERATOR                                                    1
P00000005522  IBM TYPEWRITER                                                  1
P00000005895  FURNACE-AIR CONDITIONER                                         1
P00000006479  AIR CONDITIONING UNIT                                           1
P00000014707  DV60SSP FURNACE                                                 1
P00000045964  COPIER                                                          1
**  ACCOUNT               0357000000                                         ---
                                                                             10
                                                                             ---
P00000035765  RADIO/MOBIL STATION                                             5
P00000035795  BASE STATION                                                    1
P00000036008  MOBIL STATION/RADIO                                             1
P00000049800  RADIO/MOBIL STATION                                             1
**  ACCOUNT               0357000100                                          --
                                                                              8
                                                                              --
P00000040214  COMPUTER 386SX/ISIMB                                            1
P00000048312  IBM PS/V 486SX                                                  1
P00000048318  IBM 14V COLR/S MONITOR                                          1
P00000049994  9600 MODEM & CABLES/ROBOTICS                                    1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   005

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

**  ACCOUNT               0357000200
                                                                             --
                                                                             4
                                                                             --

**  BRANCH                005
                                                                            ---
                                                                            42
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   006

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000381  SCALES                                                         1
P00000000382  CORKEN PUMP                                                    1
P00000000383  CORKEN PUMP                                                    1
P00000000384  FIRE EXT.                                                      1
P00000000386  SNOW BLADE                                                     1
P00000000387  SAWZALL                                                        1
P00000001532  LADDER                                                         1
P00000001536  SPRAY BOOTH EQUIP                                              1
P00000001539  PLATFORM SCALE                                                 1
P00000004235  100# CYLINDER CART                                             1
P00000012587  DEGREE DAY CLOCK                                               1
P00000015284  WATER SOFTENER TEST KIT                                        1
P00000021837  PIPE THREADER                                                  1
**  ACCOUNT               0353000100                                        ---
                                                                            13
                                                                            ---

P00000000388  30000 GALLON STORAGE TANK                                      1
P00000000389  30000 GALLON STORAGE TANK                                      1
P00000000390  BUILDING PLANT                                                 1
P00000002809  INSTALLATION OF 30000 GAL TANK                                 1
P00000002811  REPIPING                                                       1
P00000002812  NEW ROOF                                                       1
P00000002813  INSTALLATION OF BULK HEADS                                     1
P00000032499  CONVERTED COMPRESSOR                                           1
**  ACCOUNT               0353000300                                         --
                                                                             8
                                                                             --

P00000002815  PERMANENT SIGN                                                 1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   006

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000800                                         --
                                                                             1
                                                                             --

P00000002820  CLARY CASH REGISTER                                            1
P00000002822  MOSLER SAFE                                                    1
P00000002827  3-DRAWER FILE CABINET                                          1
P00000002840  CHECK PROTECTOR                                                1
P00000003566  CHAIR                                                          1
P00000003567  CHAIR                                                          1
P00000003568  CHAIR                                                          1
P00000003569  CHAIR                                                          1
P00000003570  CHAIR                                                          1
P00000015141  CANON COPIER                                                   1
P00000019584  IBM TYPEWRITER                                                 1
**  ACCOUNT               0357000000                                        ---
                                                                            11
                                                                            ---

P00000035766  RADIO/MOBIL STATION                                            6
P00000035796  BASE STATION                                                   1
P00000036009  MOBIL STATION/RADIO                                            2
**  ACCOUNT               0357000100                                         --
                                                                             9
                                                                             --

P00000048288  IBM PS/V 486SX                                                 1
P00000049995  9600 MODEM & CABLES/ROBOTICS                                   1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   006

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

**  ACCOUNT               0357000200
                                                                             --
                                                                             2
                                                                             --

**  BRANCH                006
                                                                            ---
                                                                            44
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   007

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000001555  PUMP                                                           1
P00000001556  BEAM SCALE                                                     1
P00000001558  SNOW PLOW                                                      1
P00000001559  KRUG COMP                                                      1
P00000001560  AIR SCRIBE                                                     1
P00000001561  CORKEN PUMP                                                    1
P00000003518  FURNACE VACUUM                                                 1
P00000012373  DEGREE DAY CLOCK                                               1
P00000041228  TRENCHER                                                       1
P00000047075  SNOW PLOW                                                      1
**  ACCOUNT               0353000100
                                                                            ---
                                                                            10
                                                                            ---

P00000000391  30000 GALLON STORAGE TANK                                      1
P00000000392  30000 GALLON STORAGE TANK                                      1
P00000000398  INSTALLATION OF 30000 GALLON STORAGE TANK                      1
P00000002849  TRANSPORT UNLOADING                                            1
P00000033228  ESV PUMP                                                       1
**  ACCOUNT               0353000300
                                                                             --
                                                                             5
                                                                             --

P00000002854  PERMANENT SIGN                                                 1
P00000002855  PORTABLE SIGN                                                  1
**  ACCOUNT               0353000800
                                                                             --
                                                                             2
                                                                             --

P00000002857  2 1/2" X 5" SAFE                                               1
P00000002858  CHECK PROTECTOR                                                1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   007

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000002871  4-DRAWER FILE CABINET                                           1
P00000002877  CHAIR                                                           2
P00000004635  EMPIRE HEATER                                                   1
P00000005656  CARPET                                                          1
P00000048126  COPIER                                                          1
**  ACCOUNT               0357000000                                          --
                                                                              8
                                                                              --
P00000035767  RADIO/MOBIL STATION                                             8
P00000035797  BASE STATION                                                    1
P00000036010  MOBIL STATION/RADIO                                             1
**  ACCOUNT               0357000100                                         ---
                                                                             10
                                                                             ---
P00000040240  COMPUTER 386SX/ISIMB                                            1
P00000049996  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200                                          --
                                                                              2
                                                                              --
**  BRANCH                007                                                ---
                                                                             37
                                                                             ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   008

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000000403  APPLIANCE CART                                                 1
P00000001562  CYLINDER CART                                                  1
P00000001563  REVERSIBLE DRILL                                               1
P00000001565  SPRAY PAINT UNIT                                               1
P00000001577  CORKEN PUMP                                                    1
P00000001578  KRUG COMP                                                      1
P00000012374  DEGREE DAY CLOCK                                               1
P00000045860  LAWNMOWER                                                      1
**  ACCOUNT               0353000100
                                                                             --
                                                                             8
                                                                             --

P00000000404  10000 GALLON STORAGE TANK                                      1
P00000000405  30000 GALLON STORAGE TANK                                      1
P00000000407  CORKEN PUMP & PARTS                                            1
P00000000408  REPIPING                                                       1
P00000000409  PAVING                                                         1
P00000000410  TRANSPORT UNLOADING EQUIPMENT                                  1
P00000041726  30000 STORAGE TANK                                             1
**  ACCOUNT               0353000300
                                                                             --
                                                                             7
                                                                             --

P00000002881  PERMANENT SIGN                                                 1
**  ACCOUNT               0353000800
                                                                             --
                                                                             1
                                                                             --

P00000002887  AIR CONDITIONER                                                1
P00000002891  SCM TYPEWRITER                                                 1
P00000002911  SWIVEL CHAIR                                                   1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   008

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000002919  STEREO RADIO                                                    1
P00000002920  RECORD A CALL                                                   1
P00000003501  DIEBOLD SAFE                                                    1
P00000004554  STACK CHAIRS                                                    4
P00000005463  SAND FILE WITH LOCK                                             1
P00000005464  SAND FILE                                                       1
P00000005465  SAND FILE                                                       1
P00000007940  SUBDUE SHADES                                                   6
P00000032082  CARPET                                                          1
P00000045965  COPIER                                                          1
**  ACCOUNT               0357000000                                         ---
                                                                             21
                                                                             ---
P00000035768  RADIO/MOBIL STATION                                             8
P00000035798  BASE STATION                                                    1
P00000036011  MOBIL STATION/RADIO                                             4
**  ACCOUNT               0357000100                                         ---
                                                                             13
                                                                             ---
P00000041759  CPU 286/386 PC386SX/IS IMB                                      1
P00000041787  MONITOR/DISPLAY COLOR                                           1
**  ACCOUNT               0357000200                                          --
                                                                              2
                                                                              --
**  BRANCH                008                                                ---
                                                                             52
                                                                             ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   009

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000413  CYLINDER FILLER                                                1
P00000000414  PUMPING STATION                                                1
P00000001585  PAINT SPRAY BOOTH FAN                                          1
P00000001586  SCALES                                                         1
P00000001588  CORKEN COMP                                                    1
P00000012396  DEGREE DAY CLOCK                                               1
P00000041330  TRENCHER                                                       1
**  ACCOUNT               0353000100                                         --
                                                                             7
                                                                             --

P00000000415  12000 GAL TANK                                                 1
P00000000416  18000 GAL TANK                                                 1
P00000000417  FIRE SAFETY VALVE                                              1
P00000000418  SAFETY VALVE                                                   1
P00000000419  30000 GAL TANK                                                 1
P00000000420  INSTALLATION OF BULK HEADS                                     1
P00000033232  PUMP/PIPING                                                    1
**  ACCOUNT               0353000300                                         --
                                                                             7
                                                                             --

P00000002925  PORTABLE SIGN                                                  1
P00000048413  SIGN                                                           1
**  ACCOUNT               0353000800                                         --
                                                                             2
                                                                             --

P00000002515  MICROVIEWER                                                    1
P00000002928  SAFE                                                           1
P00000002934  MICROVIEWER                                                    1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   009

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000002937  BEIGE FILE CABINET                                             1
P00000048408  COPY MACHINE                                                   1
**  ACCOUNT               0357000000
                                                                             --
                                                                             5
                                                                             --

P00000035769  RADIO/MOBIL STATION                                            6
P00000035799  BASE STATION                                                   1
P00000036012  MOBIL STATION/RADIO                                            1
P00000046517  MOBIL STATION/RADIO                                            1
**  ACCOUNT               0357000100
                                                                             --
                                                                             9
                                                                             --

P00000046518  9600 MODEM & CABLES/ROBOTICS                                   1
P00000046519  MONITOR                                                        1
P00000048279  IBM 14V COLOR MONITOR                                          1
P00000048304  IBM PS/V 486SX                                                 1
**  ACCOUNT               0357000200
                                                                             --
                                                                             4
                                                                             --

**  BRANCH                009
                                                                            ---
                                                                            34
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   010

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000001593  AIR SCRIBE                                                     1
P00000001594  COMP                                                           1
P00000001599  PAINT SPRAY BOOTH                                              1
P00000001608  SPRAY BOOTH FAN                                                1
P00000001610  SPRAY GUN & HOSE                                               1
P00000001618  SCALE                                                          1
P00000012397  DEGREE DAY CLOCK                                               1
P00000037019  MOWER                                                          1
P00000045962  FILL STATION                                                   1
P00000048189  POWER WASHER                                                   1
**  ACCOUNT               0353000100
                                                                            ---
                                                                            10
                                                                            ---

P00000000421  30000 GAL TANK                                                 1
P00000000422  30000 GAL TANK                                                 1
P00000000425  CORKEN PUMP                                                    1
P00000000426  FIRE SAFETY VALVE                                              1
P00000000427  PANELING                                                       1
P00000000428  SAFETY VALVE                                                   1
P00000000429  CYLINDER PUMP                                                  1
P00000000430  PLANT IMP                                                      1
P00000048036  PIPING                                                         1
P00000048541  UPDATE ELECTRICAL SYSTEM                                       1
P00000049955  PIPING                                                         1
**  ACCOUNT               0353000300
                                                                            ---
                                                                            11
                                                                            ---

P00000002949  PERMANENT SIGN                                                 1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   010

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000800                                          --
                                                                              1
                                                                              --
P00000004587  HON 2-DRAWER CABINET                                            1
P00000045966  COPIER                                                          1
**  ACCOUNT               0357000000                                          --
                                                                              2
                                                                              --
P00000035770  RADIO/MOBIL STATION                                             5
P00000035800  BASE STATION                                                    1
P00000036013  MOBIL STATION/RADIO                                             1
**  ACCOUNT               0357000100                                          --
                                                                              7
                                                                              --
P00000040205  COMPUTER 386SX/ISIMB                                            1
P00000046722  9600 MODEM & CABLES/ROBOTICS                                    1
P00000048272  IBM PS/V 486SX                                                  1
P00000048315  IBM 14V COLR/S MONITOR                                          1
**  ACCOUNT               0357000200                                          --
                                                                              4
                                                                              --
**  BRANCH                010                                                ---
                                                                             35
                                                                             ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   011

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000001622  AUTO FILL SCALES                                               2
P00000001624  AIR CONDITIONER                                                1
P00000001628  SPRAY GUN                                                      1
P00000001629  SPRAY BOOTH FAN                                                1
P00000003899  PAINT SPRAYER                                                  1
P00000004272  BARE COMPRESSOR                                                1
P00000004464  WEED EATER                                                     1
P00000012588  DEGREE DAY CLOCK                                               1
P00000034675  RIDING MOWER                                                   1
P00000041229  TRENCHER                                                       1
P00000047228  SNOW PLOW                                                      1
P00000048188  POWER WASHER                                                   1
**  ACCOUNT               0353000100
                                                                            ---
                                                                            13
                                                                            ---

P00000000432  30000 GAL TANK                                                 1
P00000000434  CORKIN PUMP                                                    1
P00000000435  WAREHOUSE                                                      1
P00000000436  ELECTRICAL SERVICE                                             1
P00000029097  30,000 GALLON TANK                                             1
**  ACCOUNT               0353000300
                                                                             --
                                                                             5
                                                                             --

P00000002975  PERMANENT SIGN                                                 1
**  ACCOUNT               0353000800
                                                                             --
                                                                             1
                                                                             --

P00000002981  DIEBOLD SAFE                                                   1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   011

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000002997  2 DRAWER FILE CABINET                                          1
P00000002998  SECTARY CHAIR                                                  1
P00000002999  USED DINETTE                                                   1
P00000046914  COPY MACHINE                                                   1
**  ACCOUNT               0357000000                                         --
                                                                             5
                                                                             --

P00000035771  RADIO/MOBIL STATION                                            6
P00000035801  BASE STATION                                                   1
P00000036014  MOBIL STATION/RADIO                                            2
P00000046992  RADIO                                                          1
**  ACCOUNT               0357000100                                        ---
                                                                            10
                                                                            ---

P00000046013  COLOR MONITOR                                                  1
P00000046456  9600 MODEM & CABLES/ROBOTICS                                   1
P00000046458  COMPUTER                                                       1
P00000046500  9600 MODEM & CABLES/ROBOTICS                                   1
P00000046775  CPU NRC 3865X                                                  1
P00000046777  NCR MONITOR                                                    1
**  ACCOUNT               0357000200                                         --
                                                                             6
                                                                             --

**  BRANCH                011                                               ---
                                                                            40
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   012

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000441  CORKEN PUMP                                                     1
P00000000447  TRENCHER                                                        1
P00000000449  MYRON METER                                                     1
P00000001642  SCALES & FILLERS                                                1
P00000001649  CORKEN PUMP                                                     1
P00000001651  CORKEN PUMP                                                     1
P00000004041  POWER VISE                                                      1
P00000011282  16 HP GILSON YARD TRACTOR                                       1
P00000012407  DEGREE DAY CLOCK                                                1
**  ACCOUNT               0353000100                                          --
                                                                              9
                                                                              --
P00000003001  WATER SERVICE                                                   1
P00000003003  INSTALL BULK HEADS                                              1
P00000004616  PUMPING STATION                                                 1
P00000030593  30000 GALLON TANK W/PIPING                                      1
P00000032397  REPIPING                                                        1
**  ACCOUNT               0353000300                                          --
                                                                              5
                                                                              --
P00000003006  PERMANENT SIGN                                                  1
P00000003007  PORTABLE SIGN                                                   1
**  ACCOUNT               0353000800                                          --
                                                                              2
                                                                              --
P00000003015  SAFE                                                            1
P00000003029  PAYMASTER                                                       1
P00000003039  4-DRAWER LETTER-SIZE FILES                                      2


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   012

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003040  2-DRAWER LETTER-SIZE FILE                                      1
P00000031272  CARPET                                                         1
**  ACCOUNT               0357000000                                         --
                                                                             6
                                                                             --

P00000035772  RADIO/MOBIL STATION                                            5
P00000035802  BASE STATION                                                   1
P00000036015  MOBIL STATION/RADIO                                            1
**  ACCOUNT               0375000100                                         --
                                                                             7
                                                                             --

P00000040212  COMPUTER 386SX/ISIMB                                           1
P00000041779  MONITOR/DISPLAY COLOR                                          1
P00000049998  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200                                         --
                                                                             3
                                                                             --

**  BRANCH                012                                               ---
                                                                            32
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   013

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000000451  CHAIN VISE                                                     1
P00000000453  CYLINDER CART                                                  1
P00000000456  SAWZALL                                                        1
P00000003606  PAINT SPRAYER                                                  1
P00000004309  LIFT                                                           1
P00000012408  DEGREE DAY CLOCK                                               1
P00000022595  POWER THREADER                                                 1
P00000023141  PUMPING STATION-PLANT                                          1
P00000024518  PAINT BOOTH                                                    1
P00000029713  AIR COMPRESSOR                                                 1
P00000031667  MOWER                                                          1
P00000048030  TRENCHER                                                       1
**  ACCOUNT               0353000100
                                                                            ---
                                                                            12
                                                                            ---

P00000000457  18000 GALLON STORAGE TANKS                                     2
P00000000458  COMPRESSOR                                                     1
P00000000459  NEW PIPING                                                     1
P00000000460  TRANSPORT UNLOADING EQUIPMENT                                  1
P00000046707  30000 GAL STORAGE TANK                                         1
P00000046711  TANK SET                                                       1
**  ACCOUNT               0353000300
                                                                             --
                                                                             7
                                                                             --

P00000003043  PERMANENT SIGN                                                 1
**  ACCOUNT               0353000800
                                                                             --
                                                                             1
                                                                             --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   013

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003044  4-DRAWER FILE CABINET                                          1
P00000003045  FILE CABINET                                                   1
P00000003050  OFFICE FURNITURE                                               1
P00000046873  COPY MACHINE                                                   1
**  ACCOUNT               0357000000
                                                                             --
                                                                             4
                                                                             --
P00000035773  RADIO/MOBIL STATION                                            6
P00000035803  BASE STATION                                                   1
P00000036016  MOBIL STATION/RADIO                                            2
**  ACCOUNT               0357000100
                                                                             --
                                                                             9
                                                                             --
P00000041768  CPU 286/386 PC386SX/IS IMB                                     1
P00000041777  MONITOR/DISPLAY COLOR                                          1
P00000046005  PC 1523604482                                                  1
P00000046017  PC 1523982440                                                  1
P00000049999  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200
                                                                             --
                                                                             5
                                                                             --
**  BRANCH                013
                                                                            ---
                                                                            38
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   014

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000465  PAINT SPRAYER                                                  1
P00000000467  SANDER                                                         1
P00000001659  SPRAY BOOTH FAN                                                1
P00000001667  CORKEN COMPRESSOR                                              1
P00000004044  CYLINDER VISE                                                  1
P00000006473  PUMPING STATION-MICHIGAN SEED                                  1
P00000013481  DEGREE DAY CLOCK                                               1
P00000034105  SCALES                                                         1
P00000034782  TRENCHER                                                       1
** ACCOUNT                0353000100
                                                                             --
                                                                             9
                                                                             --

P00000000469  18000 GALLON STORAGE TANK                                      1
P00000000470  FILLROOM & DOCK                                                1
P00000000471  30000 GALLON STORAGE TANK                                      1
P00000000475  INSTALLATION OF 18000 GALLON TANK                              1
P00000000476  INSTALLATION OF 30000 GALLON TANK                              1
P00000000477  INSTALLATION OF BULK HEADS                                     1
P00000006910  5" DRILLED WELL                                                1
P00000038010  LOADING RACK                                                   1
** ACCOUNT                0353000300
                                                                             --
                                                                             8
                                                                             --

P00000003057  PERMANENT SIGN                                                 1
P00000003058  PORTABLE SIGN                                                  1
** ACCOUNT                0353000800
                                                                             --
                                                                             2
                                                                             --



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   014

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003073  CASH DRAWER                                                   1
P00000003077  DIEBOLD SAFE                                                  1
P00000003088  TIME CLOCK                                                    1
P00000003090  MICROVIEWER                                                   1
P00000003091  MICROVIEWER                                                   1
P00000003092  SCM TYPEWRITER                                                1
P00000004560  MICRON 750 VIEWER                                             1
P00000006111  FURNACE WITH AIR CONDITIONER                                  1
P00000045967  COPIER                                                        1
P00000049773  CARPET                                                        1
**  ACCOUNT               0357000000
                                                                           ---
                                                                           10
                                                                           ---
P00000033915  ANTENNA                                                       1
P00000035774  RADIO/MOBIL STATION                                           8
P00000036017  MOBIL STATION/RADIO                                           4
P00000040364  BASE STATION                                                  1
**  ACCOUNT               0357000100
                                                                           ---
                                                                           14
                                                                           ---
P00000040225  COMPUTER 386SX/ISIMB                                          1
P00000041756  CPU 286/386 PC386SX/IS IMB                                    1
P00000041776  MONITOR/DISPLAY COLOR                                         1
P00000044010  386SX COMPUTER                                                1
P00000046022  COLOR MONITOR                                                 1
P00000050000  9600 MODEM & CABLES/ROBOTICS                                  1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   014

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
** ACCOUNT                0357000200
                                                                             --
                                                                             6
                                                                             --

** BRANCH                 014
                                                                            ---
                                                                            49
                                                                            ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   015

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000001676  PLATFORM SCALE                                                  1
P00000001677  HAND WINCH                                                      1
P00000001678  PUMP                                                            1
P00000001682  APPLIANCE CART                                                  1
P00000001688  PLATFORM SCALE                                                  1
P00000001693  CORKEN PUMP                                                     1
P00000001696  KRUG COMPRESSOR                                                 1
P00000001697  COMPRESSOR                                                      1
P00000003804  M & E
P00000003901  LAWN MOWER                                                      1
P00000003902  SYSTEMS TESTER                                                  1
P00000004507  LAWN TRIMMER                                                    1
P00000004613  1/2 " SKIL DRILL                                                1
P00000004645  SAWZALL                                                         1
P00000012410  DEGREE DAY CLOCK                                                1
P00000045862  TRACTOR/LAWNMOWER                                               1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             15
                                                                             ---

P00000000481  30000 GALLON STORAGE TANK                                       1
P00000000485  COMPRESSOR                                                      1
P00000000486  TRANSPORT UNLOADING EQUIPMENT                                   1
P00000028855  30000 STORAGE TANK
P00000030596  PLANT                                                           1
**  ACCOUNT               0353000300
                                                                              --
                                                                              4
                                                                              --

P00000002469  MICROVIEWER                                                     1
P00000003100  SWIVEL CHAIR                                                    1
P00000003101  ANSWERING SERVICE                                               1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   015

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003103  BEIGE 4-DRAWER FILE CABINET                                    1
P00000003113  VICTOR SAFE                                                    1
P00000003115  PAYMASTER                                                      1
P00000003117  GIBSON AIR CONDITIONER                                         1
P00000003574  MICROWAVE                                                      1
P00000019384  PC20 CANNON COPIER & CART                                      1
** ACCOUNT                0357000000
                                                                             --
                                                                             9
                                                                             --

P00000035775  RADIO/MOBIL STATION                                            5
P00000035805  BASE STATION                                                   1
P00000036018  MOBIL STATION/RADIO                                            1
P00000048530  RADIO                                                          1
** ACCOUNT                0357000100
                                                                             --
                                                                             8
                                                                             --
P00000050001  9600 MODEM & CABLES/ROBOTICS                                   1
** ACCOUNT                0357000200
                                                                             --
                                                                             1
** BRANCH                 015                                                --
                                                                            ---
                                                                            37
                                                                            ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   016

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000493  PUMPING STATION                                                 1
P00000001703  PLATFORM SCALE                                                  1
P00000001709  AIR SCRIBE                                                      1
P00000001710  SAW                                                             1
P00000012589  DEGREE DAY CLOCK                                                1
P00000015286  WATER SOFTENER TEST KIT                                         1
P00000033916  THREADER                                                        1
P00000045869  TRENCHER                                                        1
**  ACCOUNT               0353000100
                                                                              --
                                                                              8
                                                                              --

P00000000450  30000 GALLON STORAGE TANKS                                      1
P00000000496  19000 GALLON STORAGE TANK                                       1
P00000000497  PLANT IMPROVEMENTS                                              1
P00000000498  PANELING                                                        1
P00000000499  FIRE VALVES                                                     1
P00000000500  SAFETY VALVES                                                   1
P00000003119  SHUT-OFF VALVE                                                  1
** ACCOUNT                0353000300
                                                                              --
                                                                              7
                                                                              --
P00000003124  FREE STANDING SIGN                                              1
P00000003125  PERMANENT SIGN                                                  1
P00000003126  4X8 SIGN                                                        1
**  ACCOUNT               0353000800                                          --
                                                                              3
                                                                              --
P00000003129  DIEBOLD SAFE                                                    1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   016

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003130  BEIGE 4-DRAWER FILE CABINET                                     1
P00000003143  VICTOR ADDING MACHINE                                           1
P00000003153  TIME CLOCK                                                      1
P00000003155  WATER COOLER                                                    1
P00000003157  4-DRAWER FILE                                                   1
P00000003502  4-DRAWER FILE                                                   1
P00000003575  CHAIR                                                           1
P00000003576  CHAIR                                                           1
P00000003794  MICRON READERS                                                  1
P00000045968  COPIER                                                          1
**  ACCOUNT               0357000000
                                                                             ---
                                                                             11
                                                                             ---

P00000035776  RADIO/MOBIL STATION                                             6
P00000035806  BASE STATION                                                    1
**  ACCOUNT               0357000100
                                                                              --
                                                                              7
                                                                              --

P00000040235  COMPUTER 386SX/ISIMB                                            1
P00000050002  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              2
                                                                              --

**  BRANCH                016
                                                                             ---
                                                                             38
                                                                             ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   017

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000501  HAND WINCH                                                      1
P00000000502  SPRAY GUN                                                       1
P00000000503  SAWZALL                                                         1
P00000001712  HOOVER VACUUM                                                   1
P00000001714  SPRAY PAINT BOOTH                                               1
P00000001715  CORKEN PUMP                                                     1
P00000001718  PAINT PUMP                                                      1
P00000001719  COMPRESSOR                                                      1
P00000001721  SCALES & COMPRESSOR                                             1
P00000006471  PUMPING STATION                                                 1
P00000013502  DEGREE DAY CLOCK                                                1
P00000015320  WATER SOFTENER TEST KIT                                         1
P00000041224  TRENCHER                                                        1
P00000045859  LAWNMOWER                                                       1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             14
                                                                             ---

P00000000504  PLANT IMPROVEMENTS                                              1
P00000000505  8000 GALLON STORAGE TANK                                        1
P00000000506  12000 GALLON STORAGE TANK                                       1
P00000000507  MASTER GAUGE                                                    1
P00000000508  30000 GALLON STORAGE TANK                                       1
P00000000509  REPIPING                                                        1
P00000000510  COMPRESSOR                                                      1
P00000003159  REPIPING                                                        1
P00000003160  REPIPING                                                        1
P00000003161  CEMENT WORK                                                     1
P00000003162  INSTALL BULK HEADS                                              1
P00000003163  METER FOR FILLING STATION                                       1
P00000033225  ESV PUMP                                                        1
P00000040371  30000 GALLON TANK                                               1
P00000041754  SET TANK                                                        1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   017

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000300
                                                                             ---
                                                                             15
                                                                             ---

P00000003167  PERMANENT SIGN                                                  1
P00000004403  40 X 8 SIGN                                                     1
**  ACCOUNT               0353000800
                                                                              --
                                                                              2
                                                                              --

P00000003169  MICROVIEWER                                                     1
P00000003179  SCM TYPEWRITER                                                  1
P00000003188  DIEBOLD SAFE                                                    1
P00000003191  TABLE                                                           1
P00000003192  YELLOW CHAIRS                                                   6
P00000003193  STEEL WORK BENCH                                                1
P00000003795  VICTOR ADDERS                                                   1
P00000006469  HON DESK - BLACK W/ WALNUT                                      1
P00000006470  HON DESK - BLACK W/ WALNUT                                      1
**  ACCOUNT               0357000000
                                                                             ---
                                                                             14
                                                                             ---

P00000035777  RADIO/MOBIL STATION                                             7
P00000035807  BASE STATION                                                    1
P00000036020  MOBIL STATION/RADIO                                             3
**  ACCOUNT               0357000100
                                                                             ---
                                                                             11
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   017

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000041767  CPU 286/386 PC386SX/LS IMB                                      1
P00000041791  MONITOR                                                         1
P00000046510  IBM PRINTER                                                     1
P00000046886  ROBOTIC MODEM                                                   1
P00000046887  386SX HARD DRIVE                                                1
**  ACCOUNT               0357000200
                                                                              --
                                                                              5
                                                                              --

**  BRANCH                017
                                                                             ---
                                                                             61
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   018

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000513  COMPRESSOR                                                      1
P00000000514  PAINT SPRAYER & GUN                                             1
P00000000515  VISE - 100# CYLINDERS                                           1
P00000000516  ELECTRIC DRILL                                                  1
P00000001722  PUMPING STATION _ GM PROVING                                    1
P00000001725  CORKEN COMPRESSOR                                               1
P00000001726  UNITED APACHE BEAM SCALE                                        1
P00000001727  CORKEN PUMP                                                     1
P00000001728  CORKEN PUMP                                                     1
P00000005476  SALAMANDER                                                      1
P00000012590  DEGREE DAY CLOCK                                                1
P00000026526  TRENCHER                                                        1
P00000038016  PUMPING STATION                                                 1
P00000038191  CABINET-PEPSI                                                   1
P00000044354  FREEON RECOVERY UNIT                                            1
P00000046704  POWER WASHER                                                    1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             16
                                                                             ---


P00000000517  12000 GALLON STORAGE TANK                                       1
P00000000519  30000 GALLON STORAGE TANK                                       1
P00000003194  OVERHEAD DOOR                                                   1
P00000003196  INSTALL BULK HEADS                                              1
P00000003197  ELECTRIC SERVICE                                                1
P00000028355  SAFETY MTR                                                      1
P00000046708  30000 GAL STORAGE TANK                                          1
P00000046710  TANK SET                                                        1
P00000046737  PIPING                                                          1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   018

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000300
                                                                              --
                                                                              9
                                                                              --
P00000003201  PERMANENT SIGN                                                  1
**  ACCOUNT               0353000800
                                                                              --
                                                                              1
                                                                              --

P00000003235  BEIGE FILE CABINET                                              1
P00000003236  MICRON 750 READER                                               1
P00000003903  LUXAIRE AIR CONDITIONER                                         1
P00000005519  IBM TYPEWRITER                                                  1
P00000006239  FURNACE - LUXAIRE                                               1
P00000008499  CARPET                                                          1
P00000011284  HOOVER VACUUM                                                   1
P00000045969  COPIER                                                          1
**  ACCOUNT               0357000000
                                                                              --
                                                                              8
                                                                              --

P00000035778  RADIO/MOBIL STATION                                             5
P00000035808  BASE STATION                                                    1
P00000036021  MOBIL STATION/RADIO                                             6
P00000046990  RADIO                                                           1
P00000048403  RADIO                                                           1
**  ACCOUNT               0357000100
                                                                             ---
                                                                             14
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   018

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000040202  COMPUTER 386SX/ISIMB                                            1
P00000041764  CPU 286/386 PC386SX/IS IMB                                      1
P00000041790  MONITOR/DISPLAY COLOR                                           1
P00000050003  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              4
                                                                              --

**  BRANCH                018
                                                                             ---
                                                                             52
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   003

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000000521  HOWE SCALES                                                     3
P00000000527  APPLIANCE CART                                                  1
P00000000528  ALARM SYSTEM                                                    1
P00000000529  ALUMINUM LADDER                                                 1
P00000006308  W S TEST KIT                                                    1
P00000012594  DEGREE DAY CLOCK                                                1
P00000031671  TRACTOR MOWER                                                   1
P00000037018  TRENCHER                                                        1
**  ACCOUNT          0353000100
                                                                             ---
                                                                             10
                                                                             ---

P00000000530  30000  GALLON STORAGE TANKS                                     2
P00000003241  NEW BULK PLANT                                                  1
**  ACCOUNT               0353000300
                                                                              --
                                                                              3
                                                                              --

P00000003245  SIGN                                                            --
**  ACCOUNT               0353000800                                          1
                                                                              --

P00000002523  MICROVIEWER                                                     1
P00000003256  SCM TYPEWRITER                                                  1
P00000003260  DIEBOLD SAFE                                                    1
P00000003267  VACUUM                                                          1
P00000003268  MICROWAVE                                                       1
P00000003269  REFRIGERATOR                                                    1
P00000003270  FILES                                                           4
P00000003271  HON DESK                                                        1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   003

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000003272  STENO CHAIRS                                                   3
P00000003273  GLOBAL CHAIR                                                   1
P00000003274  RUBBERMAID MATS                                                3
P00000003275  FOLDING TABLE                                                  1
P00000003276  STACK CHAIR                                                    8
P00000003277  BOOKCASES WITH WALNUT DOORS                                    2
P00000003278  RUBBERMAID MAT                                                 1
P00000003279  BOOKCASE                                                       1
P00000004679  VICTOR 305                                                     1
P00000048422  CARPET                                                         1
**  ACCOUNT               0357000100
                                                                            ---
                                                                            33
                                                                            ---

P00000035779  RADIO/MOBIL STATION                                            6
P00000035809  BASE STATION                                                   1
P00000036022  MOBIL STATION/RADIO                                            3
**  ACCOUNT               0357000100                                         ---

                                                                             ---
                                                                             10
                                                                             ---

P00000040218  COMPUTER 386SX/ISIMB                                           1
P00000048299  IBM PS/V 486SX                                                 1
P00000048324  IBM 14V COLR/S MONITOR                                         1
P00000050004  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200                                         --
                                                                             4
                                                                             --

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   019

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
**  BRANCH               019
                                                                             ---
                                                                             61
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   020

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000001738  CORKEN COMPRESSOR                                               1
P00000001740  PAINT SPRAY COMPRESSOR                                          1
P00000012595  DEGREE DAY CLOCK                                                1
P00000014708  PIPE THREADER                                                   1
P00000037170  PRESSURE WASHER                                                 1
P00000038011  PUMPING STATION                                                 1
P00000038850  TRENCHER                                                        1
P00000041674  PUMPING STA/ELECTRICAL                                          1
P00000042067  STORAGE CABINET/CYLINDER                                       16
P00000048237  LAWN TRACTOR                                                    1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             25
                                                                             ---

P00000000535  18000 GALLON STORAGE TANKS                                      2
P00000000536  PLANT IMPROVEMENTS                                              1
P00000000537  PLANT IMPROVEMENTS                                              1
P00000000538  WELL                                                            1
P00000031552  18000 GAL-WEST MILGROVE                                         1
P00000040139  WIRING                                                          1
**  ACCOUNT               0353000300
                                                                              --
                                                                              7
                                                                              --

P00000041679  SIGN                                                            1
**  ACCOUNT               0353000800
                                                                              --
                                                                              1
                                                                              --

P00000003296  4-DRAWER FILE                                                   1
P00000003303  FILE CABINET                                                    1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   020

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------

P00000003307  BROWN DESK                                                      1
P00000003308  CHAIRS                                                          2
P00000005531  MICROWAVE                                                       1
P00000045970  COPIER                                                          1
**  ACCOUNT               0357000000
                                                                              --
                                                                              7
                                                                              --

P00000002375  TOWER & BASE
P00000035780  RADIO/MOBIL STATION                                             5
P00000035810  BASE STATION                                                    1
P00000036023  MOBIL STATION/RADIO                                             2
P00000046991  RADIO                                                           1
**  ACCOUNT               0357000100
                                                                              --
                                                                              9
                                                                              --

P00000040236  COMPUTER 386SX/ISIMB                                            1
P00000046006  PC 1523604477                                                   1
P00000046021  COLOR MONITOR                                                   1
P00000050005  9600 MODEM & CALBES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              4
                                                                              --

**  BRANCH                020
                                                                             ---
                                                                             53
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   021

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000641  PUMPING STATION - AT PLANT                                      1
P00000009099  RAND AIR COMPRESSOR                                             1
P00000012596  DEGREE DAY CLOCK                                                1
P00000044350  FREON RECOVERY UNIT                                             1
**  ACCOUNT               0353000100
                                                                              --
                                                                              4
                                                                              --

P00000005863  30000 GALLON STORAGE TANK                                       1
P00000005865  12000 GALLON STORAGE TANK                                       1
P00000006562  INSTALLATION OF 490 COMPRESSOR                                  1
P00000006873  ELECTRIC HOOKUP - COMPRESSOR                                    1
**  ACCOUNT               0353000300
                                                                              --
                                                                              4
                                                                              --

P00000006876  FUELGAS SIGN                                                    1
P00000008241  PLEX SIGN 4X16X4X8                                              1
** ACCOUNT                0353000800
                                                                              --
                                                                              2
                                                                              --

P00000005877  4-DRAWER FILE CABINET                                           1
P00000005880  DESK - 4-DRAWER (WOODGRAIN)                                     1
P00000005881  DESK - 4-DRAWER (WOODGRAIN)                                     1
P00000005882  2-DRAWER FILE CABINET                                           1
P00000005883  TENNSCO STORAGE CABINET                                         1
P00000005886  UNISONIC X11                                                    1
P00000006477  MICROVIEWERS                                                    1
P00000008240  TILE FLOOR COMPLETE                                             1
P00000012347  FLOOR SAFE                                                      1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   021

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000000
                                                                              --
                                                                              9
                                                                              --

P00000035781  RADIO/MOBIL STATION                                             6
P00000035811  BASE STATION                                                    1
P00000036019  MOBIL STATION/RADIO                                             1
**  ACCOUNT               0357000100
                                                                              --
                                                                              8
                                                                              --

P00000040204  COMPUTER 386SX/ISIMB                                            1
P00000046008  COMPUTER                                                        1
P00000046663  MONITOR                                                         1
P00000048281  IBM 14V COLOR MONITOR                                           1
P00000048290  IBM PS/V 486SX                                                  1
P00000050006  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              6
                                                                              --

**  BRANCH                021
                                                                             ---
                                                                             33
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   022

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000001749  SCALES                                                          1
P00000001750  APPLIANCE CART                                                  1
P00000001752  CYLINDER VISE                                                   1
P00000001753  SCALES                                                          1
P00000001755  SCALES                                                          1
P00000001758  COMPRESSOR                                                      1
P00000012597  DEGREE DAY CLOCK                                                1
P00000045864  TRACTOR/LAWNMOVER                                               1
P00000045868  TRENCHER                                                        1
**  ACCOUNT               0353000100                                          1
                                                                              --
                                                                              9
                                                                              --

P00000000541  18000  GALLON STORAGE TANK                                      1
P00000000542  18000  GALLON STORAGE TANK                                      1
P00000000543  PIPING EQUIPMENT                                                1
P00000000544  MOVING TANK                                                     1
P00000003852  USED WAREHOUSE                                                  1
P00000003853  USED WAREHOUSE                                                  1
P00000041081  PIPING/TRANSPORT UNLOAD                                         1
**  ACCOUNT               0353000300                                          1
                                                                              --
                                                                              7
                                                                              --

P00000000548  SIGN                                                            1
**  ACCOUNT               0353000800
                                                                              --
                                                                              1
                                                                              --

P00000003309  OFFICE MACHINES                                                 1
P00000003310  UTILITY TABLE                                                   1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   022

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003316  MICRONVIEWER                                                    1
P00000048129  COPIER                                                          1
**  ACCOUNT               0357000000
                                                                              --
                                                                              4
                                                                              --

P00000035782  RADIO/MOBIL STATION                                             5
P00000035812  BASE STATION                                                    1
P00000049407  RADIO                                                           1
**  ACCOUNT               0357000100
                                                                              --
                                                                              7
                                                                              --

P00000040208  COMPUTER 386SX/ISIMB                                            1
P00000050007  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              2
                                                                              --
**  BRANCH                022
                                                                             ---
                                                                              3
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   023

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000549  APPLIANCE DOLLY                                                 1
P00000000550  FURNANCE VACUUM                                                 1
P00000000551  MACHINES & PARTS                                                1
P00000000552  MONEY SAFE                                                      1
P00000000553  CORKEN PUMP                                                     1
P00000000554  SCALE                                                           1
P00000003601  PUMPING STA/LARRY WILCOX                                        1
P00000004617  PUMPING STATION - WOODLANDS WATER CAMPGROUND                    1
P00000012598  DEGREE DAY CLOCK                                                1
P00000037065  TRENCHER                                                        1
P00000046703  POWER WASHER                                                    1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             11
                                                                             ---

P00000000558  PLANT IMPROVEMENTS                                              1
P00000003318  30000  GAL TANK                                                 1
P00000031340  30000  GAL STORAGE TANK                                         1
P00000036203  CONCRETE SUPPORT                                                1
**  ACCOUNT               0353000300
                                                                              --
                                                                              4
                                                                              --

P00000003325  PERMANENT SIGN                                                  1
                                                                              --
                                                                              1
                                                                              --

P00000002525  VICTOR 605                                                      1
P00000003326  ANSWERING SERVICE                                               1
P00000003330  BEIGE FILE CABINET                                              1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   023

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003331  CHAIRS                                                         2
P00000003333  FILE                                                           1
P00000003334  WALL CABINET                                                   1
P00000004714  VICTOR 305                                                     1
P00000028345  FLOOR                                                          1
P00000045971  COPIER                                                         1
**  ACCOUNT               0357000000
                                                                            ---
                                                                            10
                                                                            ---

P00000035783  RADIO/MOBIL STATION                                            4
P00000035813  BASE STATION                                                   1
P00000049798  RADIO/MOBIL STATION                                            2
**  ACCOUNT               0357000100
                                                                             --
                                                                             7
                                                                             --

P00000040234  COMPUTER 386SX/ISIMB                                           1
P00000040246  COMPUTER 386SX/ISIMB                                           1
P00000041781  MONITOR/DISPLAY COLOR                                          1
P00000048291  IBM PS/V 486SX                                                 1
P00000048334  IBM 14V COLR/S MONITOR                                         1
P00000050008  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200
                                                                             --
                                                                             6
                                                                             --

**  BRANCH                023
                                                                            ---
                                                                            39
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   024

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000012789  WET/DRY VACCUM                                                  1
P00000015287  TENTS & ACCESSORIES                                             2
P00000025664  DOCK PLATE-TRUCK                                                1
P00000031308  PLATENS                                                         1
P00000044213  PALLET RACKING                                                  1
P00000045557  CASCADE CLAMP                                                   1
P00000046718  FORKLIFT SER# 23500785152                                       1
P00000047664  TENT                                                            4
P00000048032  FLOOR SCALE                                                     1
P00000048415  FORKLIFT                                                        1
P00000048496  SHELVING                                                        1
P00000048974  PART OF FLOOR SCALE                                             1
P00000049086  FORKLIFT ADDITION                                               1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             17
                                                                             ---
P00000002447  IBM TYPEWRITER                                                  1
P00000004669  VICTOR 605                                                      1
P00000004670  VICTOR 605                                                      1
P00000004733  VICTOR 605                                                      1
P00000031828  POSTAGE MACHINE                                                 1
P00000032234  LENOX AIR CONDITIONER                                           1
P00000033474  SHELVES                                                         1
P00000048131  COPIER                                                          1
P00000049792  DESK                                                            1
**  ACCOUNT               0357000000
                                                                              --
                                                                              9
                                                                              --

P00000046720  MULTIPLEXOR                                                     1
P00000046885  IBM PC MODEM                                                    1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   024

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000047759  DISK - TRUCK ROUTING SYS                                        1
P00000049986  VT420                                                           1
P00000049987  VT420                                                           1
P00000049988  VT420                                                           1
P00000049989  VT420                                                           1
**  ACCOUNT               0357000200
                                                                              --
                                                                              7
                                                                              --

**  BRANCH                024
                                                                             ---
                                                                             33
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   025

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000559  FURNACE VACUM                                                   1
P00000000560  4-HORSEPOWER COMPRESSOR                                         1
P00000001759  SCALE                                                           1
P00000001760  SCALE                                                           1
P00000001767  PAINT SPRAYER                                                   1
P00000001768  COMP                                                            1
P00000001770  DOLLY                                                           1
P00000001776  FLOW PREVENTER                                                  1
P00000001777  STEAM CLEANER                                                   1
P00000003503  1/2" MAGNUM HOLESHOOTER                                         1
P00000003635  ELECTRIC POWER BRUSH                                            1
P00000011632  PUMPING STATION-GULF WESTERN                                    1
P00000012599  DEGREE DAY CLOCK                                                1
P00000015285  WATER SOFTENER TEST KIT                                         1
P00000018666  ELECTRIC PIPE THREADER                                          1
P00000022941  TOLEDO SCALE                                                    1
P00000027601  SNOW PLOW                                                       1
P00000034678  PUMP/CONNECTOR ETC                                              1
P00000039203  TRENCHER                                                        1
P00000043982  VAPORIZER                                                       1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             20
                                                                             ---

P00000000561  12000 GALLON STORAGE TANK                                       1
P00000000562  26000 GALLON STORAGE TANK                                       1
P00000000563  NEW BULK PLANT                                                  1
P00000000565  PUMP & WIRING                                                   1
P00000000566  COMPRESSOR                                                      1
P00000000567  COMPRESSOR                                                      1
P00000000568  CORKEN PUMP                                                     1
P00000003335  INSTALL BULK HEADS                                              1
P00000028353  30000 WARNER-TWP-STORAGE                                        1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   025

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000033226  PIPING                                                          1
P00000037064  30000 GALLON TANK                                               1
P00000038906  INSTALATION/30000 GAL                                           1
**  ACCOUNT               0353000300
                                                                             ---
                                                                             12
                                                                             ---

P00000003340  PERMANENT SIGN                                                  1
P00000003341  PORTABLE SIGN                                                   1
**  ACCOUNT               0353000800
                                                                              --
                                                                              2
                                                                              --

P00000002932  VICTOR ADDING MACHINE                                           1
P00000003311  MICROVIEWER                                                     1
P00000003344  BEIGE 4-DRAWER FILE                                             1
P00000003345  BROWN-TOP DESK                                                  1
P00000003346  BROWN-TOP 2-DRAWER DESK                                         1
P00000003347  BLACK SWIVEL CHAIR                                              1
P00000003350  BROWN WOODEN EXECUTIVE DESK                                     1
P00000003351  BLACK CHAIR                                                     1
P00000003353  BROWN STACK CHAIRS                                              5
P00000003359  LATHAM TIME CLOCK                                               1
P00000003361  GREEN 4-DRAWER FILE                                             1
P00000003362  BEIGE 4-DRAWER FILE                                             1
P00000003367  PAYMASTER                                                       1
P00000003368  YORK SAFE                                                       1
P00000003378  LUXAIRE CONDITIONER                                             1
P00000015144  CANON COPIER                                                    1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   025

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000000
                                                                             ---
                                                                             20
                                                                             ---

P00000035784  RADIO/MOBIL STATION                                             7
P00000035814  BASE STATION                                                    1
P00000036024  MOBIL STATION/RADIO                                             3
**  ACCOUNT               0357000100
                                                                             ---
                                                                             11
                                                                             ---

P00000041761  CPU 286/386 PC386SX/IS IMB                                      1
P00000041783  MONITOR/DISPLAY COLOR                                           1
P00000046730  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              3
                                                                              --

**  BRANCH                025
                                                                             ---
                                                                             68
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   026

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000571  FURNACE                                                         1
P00000001783  KRUG COMP                                                       1
P00000001784  PAINT SPRAY GUN                                                 1
P00000001786  VISE                                                            1
P00000001787  LADDER                                                          1
P00000004170  PUMPING STA/LEWISTON HDWRE                                      1
P00000012600  DEGREE DAY CLOCK                                                1
P00000022324  PIPE TREADER                                                    1
P00000036896  PUMPING STATION                                                 1
P00000041227  TRENCHER                                                        1
P00000043499  FILL STATION/GAYLORD TRUE VALUE                                 1
**  Account               0353000100
                                                                             ---
                                                                             11
                                                                             ---

P00000000494  12000  GALLON STORAGE TANK                                      1
P00000000572  12000  GALLON STORAGE TANK                                      1
P00000000573  REPIPING - ELECTRIC                                             1
P00000000574  NEW BULK PLANT                                                  1
P00000000576  30000  GALLON STORAGE TANK                                      1
**  ACCOUNT               0353000300                                          1
                                                                             ---
                                                                              5
                                                                             ---

P00000002720  PORTABLE SIGN                                                   1
P00000003380  PERMANENT SIGN                                                  1
**  ACCOUNT               0353000800                                          1
                                                                             ---
                                                                              2
                                                                             ---

P00000003393  BEIGE 4-DRAWER FILE                                             1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   001

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003583  MICROWAVE                                                      1
P00000004405  64 YARDS OF CARPET                                             1
P00000046888  COPY MACHINE                                                   1
**  ACCOUNT               0357000000                                         --
                                                                             4
                                                                             --

P00000035815  BASE STATION                                                   1
P00000036025  MOBIL STATION/RADIO                                            1
P00000046557  MOBIL STA/RADIO                                                1
P00000046564  MOBIL STATION/RADIO                                            1
**  ACCOUNT               0357000100                                         --
                                                                             4
                                                                             --
P00000046502  9600 MODEM & CABLES/ROBOTICS                                   1
P00000046503  MONITOR                                                        1
P00000046504  COMPUTER                                                       1
P00000050009  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200                                         --
                                                                             4
                                                                             --

**  BRANCH               026
                                                                            ---
                                                                             30
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   027

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000579  TRI-STAND VISE                                                  1
P00000001788  FURNACE VAC                                                     1
P00000001795  KRUG COMP                                                       1
P00000001796  AIR COMP & GUN                                                  1
P00000001797  AIR SCRIBE                                                      1
P00000005655  LAWN MOWER                                                      1
P00000012601  DEGREE DAY CLOCK                                                1
P00000022122  PUMPING STATION                                                 1
P00000041248  TRENCHER                                                        1
P00000045858  LAWNMOWER                                                       1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             10
                                                                             ---

P00000000580  6000 GALLON STORAGE                                             1
P00000000583  PLANT IMPROVEMENTS                                              1
P00000000584  COMPRESSOR                                                      1
P00000000585  PLANT IMPROVEMENTS                                              1
P00000000586  TRANSPORT UNLOADING EQUIPMENT                                   1
P00000000587  ELECTRICAL SERVICE                                              1
P00000000588  12000 GALLON STORAGE TANK                                       1
P00000003402  30000 GAL TANK                                                  1
P00000033227  ESV PUMP                                                        1
P00000035737  WIRING                                                          1
P00000040101  320 GALLON TANK                                                 1
P00000046706  30000 GAL STORAGE TANK                                          1
P00000046712  TANK SET/ONAWAY                                                 1
P00000046732  ELECTRIC - ONAWAY                                               1
**  ACCOUNT               0353000300
                                                                             ---
                                                                             14
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   027

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003404  PERMANENT SIGN                                                  1
P00000003405  PORTABLE SIGN                                                   1
**  ACCOUNT               0353000800
                                                                              --
                                                                              2
                                                                              --

P00000003416  CASH DRAWER                                                     1
P00000048973  COPY MACHINE                                                    1
**  ACCOUNT               0357000000
                                                                              --
                                                                              2
                                                                              --

P00000035786  RADIO/MOBIL STATION                                             5
P00000036026  MOBIL STATION/RADIO                                             1
**  ACCOUNT               0357000100
                                                                              --
                                                                              6
                                                                              --

P00000046566  9600 MODEM & CABLES/ROBOTICS                                    1
P00000046569  MONITOR                                                         1
P00000046571  COMPUTER                                                        1
**  ACCOUNT               0357000200
                                                                              --
                                                                              3
                                                                              --

**  BRANCH                027
                                                                             ---
                                                                             37
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   028

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000589  SAFE                                                            1
P00000000590  SAW                                                             1
P00000000591  APPLIANCE CART                                                  1
P00000008607  PUMPING STATION-AQUAMIST                                        1
P00000012724  PIP THREADER                                                    1
P00000026635  FILL STATION-GUARDIAN GLASS                                     1
P00000037049  TRENCHER                                                        1
P00000044353  FREEON RECOVERY UNIT                                            1
**  ACCOUNT               0353000100
                                                                              --
                                                                              8
                                                                              --

P00000000593  14747 GALLON NEWPORT                                            1
P00000000594  30000 GAL TANK                                                  1
P00000000595  15000 GAL TANK                                                  1
P00000000596  6000 GAL TANK                                                   1
P00000000597  5500 GAL TANK                                                   1
P00000000598  18000 GALLON TANK-DUNDEE                                        1
P00000003727  INSTALLATION OF BULK HEADS - DUNDEE                             1
P00000039788  REPIPING                                                        1
P00000040288  REPIPING                                                        1
**  ACCOUNT               0353000300
                                                                              --
                                                                              9
                                                                              --

P00000003426  PERMANENT SIGN                                                  1
**  ACCOUNT               0353000800
                                                                              --
                                                                              1
                                                                              --

P00000003431  MICROVIEWER                                                     1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   028

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003432  FURNITURE & FIXTURES - PHILLIPS                                 1
P00000047070  DESK                                                            1
P00000048494  COPY MACHINE                                                    1
P00000049793  DESK                                                            1
**  ACCOUNT               0357000000
                                                                              --
                                                                              5
                                                                              --

P00000002412  TOWER                                                           1
P00000035787  RADIO/MOBIL STATION                                             5
P00000035817  BASE STATION                                                    1
P00000036027  MOBIL STATION/RADIO                                             1
**  ACCOUNT               0357000100
                                                                              --
                                                                              8
                                                                              --

P00000040237  COMPUTER 386SX/ISIMB                                            1
P00000050010  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              2
                                                                              --

**  BRANCH                028
                                                                             ---
                                                                             33
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   029

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000012016  FURNACE VAC W/HOSE & TOOLS                                      1
P00000012186  PUMPING STATION                                                 1
P00000012745  DEGREE DAY CLOCK                                                1
P00000038012  PUMPING STATION                                                 1
P00000044066  LAWN TRACTOR                                                    1
P00000048033  TRENCHER                                                        1
**  ACCOUNT               0353000100
                                                                              --
                                                                              6
                                                                              --

P00000007402  2 30,000 GALLON STORAGE TANK                                    1
P00000007403  FILLING EQUIP-PIPING-MATERIALS-LABOR                            1
**  ACCOUNT               0353000300
                                                                              --
                                                                              2
                                                                              --

P00000006874  FUELGAS SIGN                                                    1
P00000009391  INSTALL NEW SIGN                                                1
**  ACCOUNT               0353000800
                                                                              --
                                                                              2
                                                                              --

P00000004803  VICTOR 305                                                      1
P00000009392  CREDENZA                                                        1
P00000009393  30X60 DESKS                                                     2
P00000009394  24X45 DESK                                                      1
P00000009395  STENO CHAIRS                                                    2
P00000009396  SIDE CHAIRS /ARMS                                               4
P00000009397  4 DR FILES                                                      4
P00000009398  2 DR FILE W/LOCK                                                1
P00000011134  DIEBOLD SAFE #18956                                             1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   029

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000011357  PHONE SYSTEM                                                    1
**  ACCOUNT               0357000000
                                                                             ---
                                                                             18
                                                                             ---

P00000009598  ROHN TOWER 64FT                                                 1
P00000035788  RADIO/MOBIL STATION                                             5
P00000035818  BASE STATION                                                    1
P00000035028  MOBIL STATION/RADIO                                             1
**  ACCOUNT               0357000100
                                                                              --
                                                                              8
                                                                              --

P00000050011  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              1
                                                                              --

**  BRANCH                029
                                                                             ---
                                                                             37
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   030

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000599  APPLIANCE CART                                                  1
P00000000600  WET - DRY VAC                                                   1
P00000000601  PUMP                                                            1
P00000000602  PUMP                                                            1
P00000000603  PLATFORM SCALE                                                  1
P00000003952  PUMPING STATION                                                 1
P00000011358  SPRAY PAINTER                                                   1
P00000012746  DEGREE DAY CLOCK                                                1
P00000037017  TRENCHER                                                        1
**  ACCOUNT               0353000100
                                                                              --
                                                                              9
                                                                              --

P00000000607  30000 GAL TANK                                                  1
P00000000608  6000 GAL TANK                                                   1
P00000000609  6000 GAL TANK                                                   1
P00000000610  PLANT REVAMPING                                                 1
P00000000611  PLANT REVAMPING                                                 1
P00000000612  PLANT REVAMPING                                                 1
P00000000613  PLANT REVAMPING                                                 1
P00000000614  LOADING DOCK                                                    1
P00000000615  COMPRESSOR                                                      1
P00000000616  INSTALLATION OF BULK HEADS                                      1
P00000000617  30000 GAL TANK -HOMER                                           2
P00000005706  POLE BARN 30 X 90                                               1
P00000046896  GARAGE DOORS                                                    4
**  ACCOUNT               0353000300
                                                                             ---
                                                                             17
                                                                             ---

P00000000618  SIGN                                                            1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   030

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000800                                         --
                                                                             1
                                                                             --

P00000003434  EUREKA VACUUM                                                  1
P00000003435  MICRON 750 VIEWERS                                             2
P00000004598  END TABLE & SIX FOOT TABLE                                     2
P00000004687  VICTOR 605                                                     1
P00000005534  DIEBOLD SAFE                                                   1
P00000037797  TILE - CERAMIC                                                 1
**  ACCOUNT               0357000000                                         --
                                                                             8
                                                                             --

P00000002421  TOWER                                                          1
P00000035789  RADIO/MOBIL STATION                                            6
P00000035819  BASE STATION                                                   1
P00000036029  MOBIL STATION/RADIO                                            2
**  ACCOUNT               0357000100                                        ---
                                                                            10
                                                                            ---

P00000040221  COMPUTER 386SX/ISIMB                                           1
P00000046194  ROBOTIC MODEM                                                  1
P00000046195  COLOR MONITOR                                                  1
P00000049997  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200                                         --
                                                                             4
                                                                             --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   030

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  BRANCH               030
                                                                            ---
                                                                            49
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   001

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003449  COMPRESSOR & EQUIP                                             1
P00000006236  PIPE DIE SET                                                   1
P00000006255  TRI-POD                                                        1
P00000012761  DEGREE DAY CLOCK                                               1
P00000036894  TRENCHER                                                       1
P00000048190  POWER WASHER                                                   1
**  ACCOUNT               0353000100                                         --
                                                                             6
                                                                             --

P00000003450  18000 GAL TANKS                                                2
P00000003451  COMPRESSOR & BULK HEADS                                        1
P00000011875  BLOCK WALLS FOR CAR PORT                                       1
P00000028349  PLANT IMPR                                                     1
P00000038565  ROOF                                                           1
**  ACCOUNT               0353000300                                         --
                                                                             6
                                                                             --

P00000050063  SIGN                                                           1
**  ACCOUNT               0353000800                                         --
                                                                             1

P00000003452  OFFICE EQUIPMENT                                               1
P00000003453  OFFICE CHAIR                                                   1
P00000003505  DIEBOLD SAFE                                                   1
P00000004688  VICTOR 120                                                     1
P00000006172  AIR CONDITIONING SYSTEM                                        1
P00000011655  PHONE EQUIPMENT                                                1
P00000023540  CARPET                                                         1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   031

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045972  COPIER                                                          1
**  ACCOUNT               0357000000
                                                                              --
                                                                              7
                                                                              --

P00000035790  RADIO/MOBIL STATION                                             5
P00000035820  BASE STATION                                                    1
P00000036030  MOBIL STATION/RADIO                                             1
P00000049797  RADIO/MOBIL STATION                                             2
**  ACCOUNT               0357000100
                                                                              --
                                                                              9
                                                                              --

P00000040203  COMPUTER 386SX/ISIMB                                            1
P00000041788  MONITOR/DISPLAY COLOR                                           1
P00000050012  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              3
                                                                              --

**  BRANCH                031
                                                                             ---
                                                                             32
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   033

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000293  DIESEL PUMP-CASS CITY                                           1
P00000019585  DIESEL PUMP                                                     1
P00000043369  POWER WASHER                                                    1
P00000043414  MACHINERY & EQUIPMENT                                           1
P00000045924  HYDRULIC SYSTEM                                                 5
**  ACCOUNT               0353000100
                                                                              --
                                                                              9
                                                                              --

P00000000294  24000 GALLON DIESEL TANK                                        1
P00000000295  RETENTION POND                                                  1
P00000000296  STONE                                                           1
P00000004777  20000 GALLON STORAGE TANK                                       1
P00000020463  SECURITY LIGHTING                                               1
**  ACCOUNT               0353000300
                                                                              --
                                                                              5
                                                                              --

P00000002433  VICTOR CALCULATOR                                               1
P00000002434  HON FILE                                                        1
P00000002435  FILE CABINET                                                    1
P00000003317  CALCULATOR - VICTOR                                             1
P00000003600  MITA 600-D COPIER                                               1
P00000035972  CADEC 2000 SYSTEM/DATA LINK                                     1
P00000046477  LOCKER                                                          8
P00000048420  COPY MACHINE                                                    1
**  ACCOUNT               0357000000
                                                                             ---
                                                                             15
                                                                             ---

P00000040239  COMPUTER 386SX/ISIMB                                            1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   033

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045867  TRUCK COMPUTER                                                 20
P00000046877  IBM PC/COLOR DISPLAY                                            1
P00000046919  OFFICE READER                                                   5
P00000046920  LOGTRACK/PROSERIES                                              5
P00000046921  COMM SOFTWARE/ORIG                                              1
P00000046922  COMM SOFTWARE/ADDT                                              4
P00000047137  TRIPMASTER RECORDER                                             1
P00000050013  9600 MODEM & CABLES/ROBOTICS                                    1
P00000050056  PRINTER EPSON FX-1050                                           1
P00000050057  PRINTER/EPSON FX-1050                                           1
**  ACCOUNT               0357000200
                                                                             ---
                                                                             41
                                                                             ---

**  BRANCH                 033
                                                                             ---
                                                                             70
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   034

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000000619  DRILL #1479R                                                   1
P00000000620  BRAKE BLEEDER                                                  1
P00000000621  ELECTRIC WATER HEATER                                          1
P00000000622  INFRA-RED PERFORMANCE ANALZER                                  1
P00000000623  WRENCH                                                         1
P00000000624  WALKER 25-TON PRESS                                            1
P00000000625  DRILLS                                                         1
P00000000626  JACKS                                                          1
P00000001798  LADDER                                                         1
P00000001799  CART                                                           1
P00000001800  4 TON JACK                                                     1
P00000001801  10 TON JACK                                                    1
P00000001802  TRANS JACK                                                     1
P00000001803  JACK STAND                                                     1
P00000001806  STAND                                                          1
P00000001807  1 TON CRANE                                                    1
P00000001808  ALLISON ADAPTOR                                                1
P00000001809  ALLISON ADAPTOR                                                1
P00000001810  LUBRICATOR                                                     1
P00000001812  VOLTAGE TESTER                                                 1
P00000001813  EXHAUST ANALYZER                                               1
P00000001814  AMP TESTER & STAND                                             1
P00000001815  PAINT GUN                                                      1
P00000001816  KAL EQUIP                                                      1
P00000001817  HANSON DIE & TAP SET                                           1
P00000001818  VISE                                                           1
P00000001819  BATTERY CHARGER                                                1
P00000001820  DRILL                                                          1
P00000001821  HYDROMETER                                                     1
P00000001822  DRILL #1472                                                    1
P00000001823  DRILL #1268                                                    1
P00000001824  AIR WRENCH                                                     1
P00000001825  PRESSURE WASHER                                                1
P00000001826  DRUM MICROMETER                                                1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   034

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000001827  500 GAL STEEL TANK                                             1
P00000003746  STORAGE BIN FOR PARTS                                          1
P00000005664  INSTAL RECOVERY TANK                                           1
P00000009464  PAINT CABINET                                                  1
P00000011228  BOILER                                                         1
P00000021440  PUMP HOSE & HOOD                                               1
P00000026930  WELDER                                                         1
P00000045920  DRY BAND SAW                                                   1
P00000046702  SERVICE JACK/10 TON                                            1
** ACCOUNT                0353000100
                                                                            ---
                                                                            43
                                                                            ---

P00000020462  SECURITY LIGHTING                                              1
** ACCOUNT                0353000300
                                                                            ---
                                                                             1
                                                                            ---

P00000000627  2 DOOR SECTION                                                 1
P00000000628  GARAGE FROM FLINT                                              1
P00000003455  GARAGE                                                         1
P00000039780  GARAGE DOOR                                                    1
P00000041080  CEMENT PAD                                                     1
** ACCOUNT                0353000400
                                                                             --
                                                                             5
                                                                             --

P00000003460  FILE                                                           1
P00000003461  CUSTOM CURTAINS                                                2
P00000003506  SALES TAX ON CURTAINS                                          1
P00000004690  VICTOR 605                                                     1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   034

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000000
                                                                             --
                                                                             5
                                                                             --

P00000036035  MOBIL STATION/RADIO                                            8
**  ACCOUNT               0357000100
                                                                             --
                                                                             8
                                                                             --

P00000040356  VT420                                                          1
P00000050014  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200
                                                                             --
                                                                             2
                                                                             --

** BRANCH                 034
                                                                            ---
                                                                            64
                                                                            ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   036

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000001811  TIMING LIGHT                                                  1
P00000005893  INFRA-RED TESTER                                              1
P00000005894  VOLT AMP TESTER                                               1
P00000005982  WORK BENCH                                                    1
P00000006033  DIE & TAP SET                                                 1
P00000006256  PUMP (LINE GREASE)                                            1
P00000006309  IMPACT GUN                                                    1
P00000006310  JACK                                                          1
P00000006311  WHEEL DOLLY                                                   1
P00000006312  ENGINE STAND                                                  1
P00000006313  2-TON CRANE                                                   1
P00000006314  4-TON SERVICE JACK                                            1
P00000006315  10-TON JACK STAND                                             1
P00000006316  10-TON JACK STAND                                             1
P00000007180  MILWAUKEE BENCH GRINDER                                       1
P00000007181  GRINDER MILWAUKEE                                             1
P00000007864  WALKER PRESS & BOOTH                                          1
P00000008853  BALANCER                                                      1
P00000009462  PAINT CABINET                                                 1
P00000010879  LUBER PUMP                                                    1
P00000011676  SPRAY PAINTER                                                 1
P00000015342  CORKEN PUMP                                                   1
P00000021458  ELECTRIC WELDER                                               1
P00000031407  WASHER-GRIME BUSTER-MODEL 800                                 1
P00000033546  POWERMATE PLASMA                                              1
P00000037051  AIR COMPRESSOR                                                1
P00000044076  10 TON JACK                                                   1
P00000046671  POWER WASHER                                                  1
P00000047864  TUBE HEATER                                                   2
**  ACCOUNT               0353000100                                       ---
                                                                           30
                                                                           ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   036

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000015841  POWER HACKSAW                                                 1
**  ACCOUNT               0353000400                                        1
                                                                            --
                                                                            1
                                                                            --
P00000005981  SHELF UNITS                                                   1
P00000006648  HEATER (GORDON RAY)                                           1
P00000006649  HEATER (GORDON RAY)                                           1
P00000006877  XL60 REZNOR HEATER                                            1
P00000006878  XL105 REZNOR HEATER                                           1
P00000045977  COPIER                                                        1
**  ACCOUNT               0357000000
                                                                            --
                                                                            6
                                                                            --
P00000049983  MONO AMBER TERM USA                                           1
P00000050015  9600 MODEM & CABLES/ROBOTICS                                  1
**  ACCOUNT               0357000200
                                                                            --
                                                                            2
                                                                            --
**  BRANCH                036
                                                                           ---
                                                                           39
                                                                           ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   037

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000011710  MOTOR FILL STATIONS                                            1
P00000012808  MISC TOOLS & EQUIP                                             1
P00000031669  AIR CONDITIONER                                                1
P00000032233  OTHER EQUIPMENT                                                1
P00000038522  MACHINERY & EQUIP                                              1
**ACCOUNT               03530001000
                                                                             --
                                                                             5
                                                                             --
P00000011688  30000  GAL TANK - CASEY                                        1
P00000011689  12000  GAL TANK - CASEY                                        1
P00000032215  5984  GAL STORAGE TANK                                         1
P00000032216  8000  GAL STORAGE TANK                                         1
P00000032217  10000  GAL STORAGE TANK                                        1
P00000038508  30000  GAL TK-HILDAGO ELEVATOR                                 1
P00000038509  30000  GAL TK-HILDAGO                                          1
P00000038510  18000  GAL TK-HILDAGO                                          1
P00000038511  18000  GAL TK-HILDAGO                                          1
**ACCOUNT                0353000300
                                                                             --
                                                                             9
                                                                             --
P00000011714  ADDING MACHINE                                                 4
P00000011715  CASH REGISTERS                                                 1
**ACCOUNT                0353000400
                                                                             --
                                                                             5
                                                                             --
P00000017919  SIGN INSTALLATION                                              1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   037

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
** ACCOUNT                0353000800
                                                                            --
                                                                             1
                                                                            --

P00000032232  OFFICE EQUIPMENT                                               1
P00000034432  PAPER SHREDDER/OLNEY                                           1
P00000037798  CARPET/PAD                                                     1
P00000038521  OFFICE EQUIP                                                   1
P00000041613  PHONE SYSTEM                                                   1
P00000045973  COPIER                                                         1
** ACCOUNT                0357000000
                                                                            --
                                                                             6
                                                                            --

P00000011711  BASE STATIONS                                                  1
P00000011712  MOBILE UNITS                                                  10
P00000021682  BASE STATIONS                                                  1
** ACCOUNT                0357000100
                                                                            ---
                                                                            12
                                                                            ---

P00000040200  COMPUTER 386SX/ISIMB                                           1
P00000050016  9600 MODEM & CABLES/ROBOTICS                                   1
** ACCOUNT                0357000200
                                                                             --
                                                                             2
                                                                             --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   037

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
**  BRANCH               037
                                                                             ---
                                                                             40
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   038

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000012961  20 TON SCALE WITH BASEMENT & BUILDING                           1
P00000027726  PUMPING STA/NEWTON                                              1
P00000028354  MOTOR FUEL BOX                                                  1
P00000044346  FREEON RECOVERY UNIT                                            1
P00000048239  LAWN TRACTOR                                                    1
**  ACCOUNT               0353000100
                                                                              --
                                                                              5
                                                                              --

P00000012793  18000 GAL TANK                                                  1
P00000012951  30,000 GALLON TANK                                              1
P00000012953  8,000 GALLON TANK                                               1
P00000012954  6,000 GALLON TANK                                               2
**  ACCOUNT               0353000300
                                                                              --
                                                                              5
                                                                              --

P00000015279  PORTABLE SIGN                                                   1
P00000015281  SIGN LARGE                                                      1
P00000017921  SIGN INSTALLATION                                               1
**  ACCOUNT               0353000800
                                                                              --
                                                                              3
                                                                              --

P00000012966  MISCELLANEOUS OFFICE EQUIPMENT                                  1
P00000022346  TILE AND CARPET                                                 1
P00000048130  COPIER                                                          1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   038

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000000
                                                                            --
                                                                            3
                                                                            --
P00000013743  MOTOROLA RADIO                                                1
P00000013744  MOTOROLA RADIO                                                1
P00000013745  MOTOROLA RADIO                                                1
P00000013746  MOTOROLA RADIO                                                1
P00000021455  RADIOS                                                        1
P00000021683  BASE STATIONS                                                 1
**  ACCOUNT               0357000100
                                                                            --
                                                                            6
                                                                            --
P00000040223 COMPUTER 386SX/ISIMB                                           1
P00000050017  9600 MODEM & CABLES/ROBOTICS                                  1
**  ACCOUNT               0357000200
                                                                            --
                                                                            2
                                                                            --
**  BRANCH               038
                                                                           ---
                                                                           24
                                                                           ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   039

ITEM NUMBER  ASSET DESC                                                     ITEM
             LONG                                                       QUANTITY
- --------------------------------------------------------------------------------
P00000021673  MOTOR FILL STATIONS                                            1
P00000031729  MOWER                                                          1
P00000044349  FREEON RECOVERY UNIT                                           1
P00000046727  PUMPING STA/MIDWEST RV & VAN/TERRA HAUTE, IN                   1
P00000048233  TRENCHER W/RAMP                                                1
**ACCOUNT                0353000100
                                                                             --
                                                                             5
                                                                             --
P00000011690  18000  GAL TANK - WEST UNION                                   1
P00000011691  12000  GAL TANK - WEST UNION                                   1
P00000032214  30000  GAL STORAGE TANK                                        1
**ACCOUNT                0353000300
                                                                             --
                                                                             3
                                                                             --
P00000011713  TYPEWRITERS                                                    1
**ACCOUNT                0353000400
                                                                             --
                                                                             1
                                                                             --
P00000017918  SIGN INSTALLATION                                              1
P00000017920  SIGN INSTALLATION                                              1
P00000021675  SIGN LARGE                                                     1
P00000021676  PORTABLE SIGN                                                  1
**ACCOUNT                0353000800
                                                                             --
                                                                             4
                                                                             --
P00000047710  TRUCK RADIO                                                    4


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   039

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000047711  BASE RADIO                                                     1
** ACCOUNT                0357000100
                                                                             --
                                                                             5
                                                                             --

P00000040207  COMPUTER 386SX/ISIMB                                           1
P00000050018  9600 MODEM & CABLES/ROBOTICS                                   1
** ACCOUNT                0357000200
                                                                             --
                                                                             2
                                                                             --

** BRANCH                039
                                                                            ---
                                                                            20
                                                                            ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   040

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000630  TANK & SKID & PUMP                                             1
P00000000632  METER                                                          1
P00000000633  GAS ANALZER                                                    1
P00000003733  KRUG COMPRESSOR                                                1
P00000005478  PUMPING STA/MONROEVILLE SCHOOL                                 1
P00000011285  TRACTOR                                                        1
P00000015282  PUMPING STATION FORTHOSERS                                     1
P00000035496  MISC TOOLS & EQUIP                                             1
P00000038013  PUMPING STATION                                                1
P00000041647  PUMPING STATION/TRI CO OXYGEN                                  1
P00000043885  TRENCHER                                                       1
P00000047076  SNOW PLOW                                                      1
P00000048029  TRENCHER                                                       1
**  ACCOUNT               0353000100
                                                                            ---
                                                                            13
                                                                            ---

P00000000634  30000 GAL TANK                                                 1
P00000000635  18000 GAL TANK                                                 1
P00000035480  30000 GALLON TANK                                              1
P00000039569  REPIPING                                                       1
P00000039570  REPIPING                                                       1
P00000039783  PLANT IMPROVEMENT                                              1
P00000039842  PUMPING STA/THOUSAND ADV                                       1
**  ACCOUNT               0353000300
                                                                             --
                                                                             7
P00000000637  SIGN                                                           --
P00000037457  SIGN                                                           1
P00000049270  SIGN                                                           1
                                                                             1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   040

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
** ACCOUNT                0353000800
                                                                             --
                                                                             3
                                                                             --

P00000003463  4-DRAWER FIRE-PROOF FILES                                      5
P00000003464  4-DRAWER NON-FIRE PROOF FILE                                   1
P00000003467  METAL DESKS (5 BROWN, 2 BLACK)                                 4
P00000003468  CHAIRS                                                         5
P00000003470  FOLDING TABLE                                                  1
P00000003471  STACK CHAIRS                                                  10
P00000003473  APF MARK 200 CALCULATORS
P00000003477  ELECTRIC PENCIL SHARPENER                                      1
P00000003479  CONSOLE HUMIDIFIER                                             1
P00000003480  750 MICROVIEWER                                                1
P00000003481  MICROVIEWER                                                    1
P00000003482  MAIL MACHINE                                                   1
P00000035497  OFFICE EQUIP                                                   1
P00000037168  CARPET                                                         1
P00000048409  COPY MACHINE                                                   1
** ACCOUNT                0357000000
                                                                            ---
                                                                            34
                                                                            ---

P00000002422  BASE & TOWER                                                   1
P00000002423  RADIOS                                                         6
P00000004604  MOBILE RADIO                                                   1
** ACCOUNT                0357000100
                                                                             --
                                                                             8
                                                                             --

P00000040209  COMPUTER 386SX/ISIMB                                           1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   040

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000044158  MONITOR                                                       1
P00000050019  9600 MODEM & CABLES/ROBOTICS                                  1
**  ACCOUNT               0357000200
                                                                            --
                                                                            3
                                                                            --
**  BRANCH               040
                                                                           ---
                                                                           68
                                                                           ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   041

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000639  APPLIANCE CART
P00000004100  TEST KIT FOR WATER SOFTENERS                                   1
P00000006652  PUMPING STATION - PLANT                                        1
P00000034106  TRENCHER                                                       1
P00000041045  TRENCHER                                                       1
P00000044351  FREEON RECOVERY UNIT                                            1
P00000045863  TRACTOR/LAWNMOWER                                              1
**  ACCOUNT               0353000100
                                                                             --
                                                                             6
                                                                             --
P00000000642  18000 GAL TANK-BELLEVUE                                        1
P00000000643  30000 GAL TANK                                                 1
P00000000644  30000 GAL TANK                                                 1
P00000000645  18000 GAL TANK-GIBSONBURG                                      1
P00000000647  BULK STORAGE PLANT                                             1
P00000000648  30000 GAL TANK-BELLEVUE                                        1
P00000039571  REPIPING                                                       1
P00000047809  UPGRADE SATELLITE                                              1
**  ACCOUNT               0353000300
                                                                             --
                                                                             8
                                                                             --
P00000000651  SIGN                                                           1
**  ACCOUNT               0353000800
                                                                             --
                                                                             1
                                                                             --
P00000003483  OFFICE FURNITURE                                               1
P00000004558  MICRON 750 VIEWER                                              1
P00000004594  LUXAIRE FURNACE                                                1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   041

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000039786  CARPET                                                         1
P00000045974  COPIER                                                         1
** ACCOUNT                0357000000
                                                                             --
                                                                             5
                                                                             --

P00000008119  BASE SOLID STATE-MIDLAND                                       1
P00000008120  MIDLAND 70-530B SYNTECH RADIOS                                 7
** ACCOUNT               0357000100
                                                                             --
                                                                             8
                                                                             --

P00000040244  COMPUTER 386SX/ISIMB                                           1
P00000041878  PC386SX/ISIMB                                                  1
P00000044157  MONITOR                                                        1
P00000050020  9600 MODEM & CABLES/ROBOTICS                                   1
** ACCOUNT                0357000200
                                                                             --
                                                                             4
                                                                             --

** BRANCH                041
                                                                            ---
                                                                            32
                                                                            ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   042

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000653  APPLIANCE CART                                                 1
P00000000654  PUMP                                                           1
P00000000655  BLACK & DECKER DRILL                                           1
P00000008158  PUMPING STA/MIDDLE BASS ISLAND                                 1
P00000008652  PUMPING STATION-PLANT                                          1
P00000010914  TWIN BEAM SCALES                                               2
P00000019380  PUMPING STATION CABINET                                        1
P00000021443  HYDRO TRACTOR & MOWER #6913                                    1
P00000031480  FUEL STATION                                                   1
P00000041046  TRENCHER                                                       1
P00000044355  FREEON RECOVERY UNIT                                           1
P00000045667  ELECTRIC/KELLYS ISLAND                                         1
P00000046743  DEGREE DAY CLOCK                                               1
**ACCOUNT                0353000100
                                                                             ---
                                                                             14
                                                                             ---
P00000000657  30000  GAL TANK                                                1
P00000000658  30000  GAL TANK                                                1
P00000000659  16000  GAL TANK-PUT IN BAY                                     1
P00000000660  30000  GAL TANK                                                1
P00000000661  10-1000 GAL TANKS AT PUT-IN-BAY                                10
P00000000662  4-1000  GAL TANKS AT KELLY'S                                   4
P00000035481  18000  GALLON TANK                                             1
P00000035482  6000  GALLON TANK                                              2
P00000035483  1850  GALLON TANK                                              1
P00000038527  TANKS/PUT-IN-BAY                                               1
P00000039790  PLANT IMPROVEMENT                                              1
P00000043370  6000 GAL/PUT-IN-BAY                                            2
P00000045327  TK-KELLYS ISLAND                                               1
P00000047027  ELECTRIAL/PUT-IN-DAY SATELLITE                                 1
P00000048134  30000  GAL STORAGE TANK                                        1
P00000048138  PIPING                                                         1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   042

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000300
                                                                             ---
                                                                             30
                                                                             ---

P00000000665  SIGN                                                            1
**  ACCOUNT               0353000800
                                                                              --
                                                                              1
                                                                              --

P00000003490  4-DRAWER FILE CABINET                                           1
P00000003491  750 MICRON READER                                               1
P00000003492  OFFICE EQUIPMENT - PHILLIPS                                     1
P00000011175  DRAPERIES                                                       1
P00000011283  DIEBOLD SAFE                                                    1
P00000046746  PHONE SYSTEM                                                    1
P00000048406  COPY MACHINE                                                    1
**  ACCOUNT               0357000000
                                                                              --
                                                                              7
                                                                              --

P00000008121  MIDLAND SOLID STATE BASE                                        1
P00000008122  MIDLAND 70-5308 SYNTECH RADIOS                                  9
**  ACCOUNT               0357000100
                                                                             ---
                                                                             10
                                                                             ---

P00000040215  COMPUTER 386SX/ISIMB                                            1
P00000040243  COMPUTER 386SX/ISIMB                                            1
P00000046016  COLOR MONITOR                                                   1
P00000050021  9600 MODEM & CABLES/ROBOTICS                                    1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   042

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000200
                                                                             --
                                                                             4
                                                                             --
**  BRANCH                042
                                                                            ---
                                                                            66
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   043

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000666  PUMP                                                           1
P00000000667  APPLIANCE CART                                                 1
P00000004445  BALDOR ELECTRIC MOTOR                                          1
P00000004614  2-SPEED SAWZALL                                                1
P00000005461  PUMPING STATION-TIFFIN HARDWARE                                1
P00000005509  PUMPING STA/TIFFIN ENTERPRISE                                  1
P00000012767  DEGREE DAY CLOCK                                               1
P00000013756  CUSTOMER FILLING STATION                                       1
P00000028489  PUMPING STATION                                                1
P00000041047  TRENCHER                                                       1
**  ACCOUNT               0353000100
                                                                            ---
                                                                            10
                                                                            ---
P00000000668  18000 GAL TANK-CORRUTHERS                                      1
P00000000669  18000 GAL TANK                                                 1
P00000000670  18000 GAL TANK                                                 1
P00000000671  30000 GAL TANK-CORRUTHERS                                      1
P00000043398  ELECTRICAL                                                     1
P00000048540  MOVE TANK                                                      1
**  ACCOUNT               0353000300
                                                                             --
                                                                             6
                                                                             --
P00000000636  PORTABLE SIGN                                                  1
P00000037458  SIGN                                                           1
**  ACCOUNT               0353000800
                                                                             --
                                                                             2
                                                                             --
P00000003495  MICROVIEWER                                                    1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   043

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000006560  CARPETING                                                     1
P00000008651  AIR CONDITIONER                                               1
P00000048407  COPY MACHINE                                                  1
** ACCOUNT                0357000000
                                                                            --
                                                                            4
                                                                            --

P00000008123  MIDLAND SOLID STATE BASE                                      1
P00000008124  MIDLAND 70-530B SYNTECH RADIOS                                5
P00000020027  MIDLAND 70-530B RADIO                                         1
P00000046993  RADIO                                                         1
** ACCOUNT                0357000100
                                                                            --
                                                                            8
                                                                            --

P00000040231  COMPUTER 386SX/ISIBM                                          1
P00000046721  9600 MODEM & CABLES/ROBOTICS                                  1
P00000046776  NCR 3865X CPU                                                 1
** ACCOUNT                0357000200
                                                                            --
                                                                            3
                                                                            --

** BRANCH                 043
                                                                           ---
                                                                           33
                                                                           ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   044

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000004103  HACK SAW                                                       1
P00000004446  GRINDER                                                        1
P00000009404  METER W/STRAINER & C. PRINTER                                  1
P00000009463  PAINT CABINET                                                  1
P00000011677  SPRAY PAINTER                                                  1
P00000011723  ALIGNMENT TESTOR                                               1
P00000020294  WIRE WELDER/ACCESORY KIT                                       1
P00000027077  PHASE 3 COMPRESSOR                                             1
P00000048187  10 TON JACK                                                    1
P00000048495  VAT SYSTEM                                                     1
P00000048497  POWER WASHER                                                   1
**ACCOUNT                0353000100
                                                                            ---
                                                                            11
                                                                            ---
P00000000652  GARAGE EQUIP                                                   1
P00000018712  ENGINE ANALYZER                                                1
P00000025195  CUTTER/PLASMA                                                  1
**ACCOUNT                0353000400
                                                                            --
                                                                             3
                                                                            --
P00000038412  300 GALLON ELEVATED TANK                                       1
**ACCOUNT                0353000500
                                                                            --
                                                                             1
                                                                            --
P00000008125  MIDLAND 70-530B SYNTECH RADIOS                                 1
P00000011456  70-530B SYN-TECH 30 WATT UHF MOBILE RADIO                      1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   044

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000100
                                                                              --
                                                                              2
                                                                              --

P00000049968  MONO AMBER TERM USA                                             1
P00000050022  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              2
                                                                              --

**  BRANCH                044
                                                                             ---
                                                                             19
                                                                             ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   045

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000675  EQUIP                                                           1
P00000000678  DRILL KIT                                                       1
P00000012768  DEGREE DAY CLOCK                                                1
P00000036897  PUMPING STA/MARLENE BAKER                                       1
P00000037352  TRENCHER                                                        1
P00000043292  PUMPING STA/ASHLAND PLANT                                       1
P00000044020  TRACTOR/48"DECK                                                 1
P00000044352  FREEON RECOVERY UNIT                                            1
P00000049169  TRENCHER                                                        1
**  ACCOUNT               0353000100
                                                                              --
                                                                              9
                                                                              --

P00000000679  12000 GAL TANK                                                  1
P00000000680  12000 GAL TANK                                                  1
P00000000681  18000 GAL TANK-SHELBY                                           1
P00000039841  INSTALLATION/TANKS 30000 GAL                                    1
P00000039873  ELECTRICAL WIRING                                               1
P00000039874  30000 GALLON TANK                                               1
P00000039875  30000 GALLON TANK                                               1
P00000040387  PAINT TANKS                                                     1
P00000044139  PLANT IMPROVEMENT                                               1
**  ACCOUNT               0353000300
                                                                              --
                                                                              9
                                                                              --

P00000000682  PORTABLE SIGN                                                   1
P00000004159  SIGN                                                            1
P00000037456  SIGN                                                            1
P00000043294  SIGN                                                            1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   045

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
** ACCOUNT                0353000800
                                                                             --
                                                                             4
                                                                             --

P00000003496  OFFICE FURNITURE                                               1
P00000003498  MICROVIEWER                                                    1
P00000003499  4-DRAWER BEIGE FILES                                           2
P00000046379  COPIER                                                         1
** ACCOUNT                0357000000
                                                                             --
                                                                             5
                                                                             --

P00000002431  BASE & TOWER                                                   1
P00000010935  CONTROL STATION                                                1
P00000010957  MIDLAND MOBIL RADIOS                                           1
P00000010958  MIDLAND MOBIL RADIOS                                           1
P00000010959  MIDLAND MOBIL RADIOS                                           1
P00000010960  MIDLAND MOBIL RADIOS                                           1
P00000010961  MIDLAND MOBIL RADIOS                                           1
P00000010962  MIDLAND MOBIL RADIOS                                           1
P00000010963  MIDLAND MOBIL RADIOS                                           1
P00000010964  MIDLAND MOBIL RADIOS                                           1
P00000020028  MIDLAND 70-530B RADIO                                          1
P00000047871  RADIO                                                          1
** ACCOUNT                0357000100
                                                                            ---
                                                                            12
                                                                            ---

P00000041765  CPU 286/386 PC386SX/IS IMB                                     1
P00000041770  CPU 286/386 PC386SX/IS IMB                                     1
P00000044159  MONITOR                                                        1







                                   PAGE 100
F

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   045

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000050023  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200
                                                                             --
                                                                             4
                                                                             --
**  BRANCH                045
                                                                            ---
                                                                            43
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   046

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000041250  TRENCHER                                                       1
**  ACCOUNT               0353000100
                                                                             --
                                                                             1
                                                                             --
P00000031572  30000 G STORAGE TK-PIPING-PUMP ETC                             1
P00000031573  30000 SAT STORAGE ETC-WAUSEN                                   1
P00000031574  18000 SAT TK ETC-DEFIANCE                                      1
P00000037348  PIPING                                                         1
P00000037351  PIPING-SUPPORTS                                                1
P00000038008  BULKHEAD                                                       1
P00000049089  WIRING/WAUSEON SATELITE                                        1
**  ACCOUNT               0353000300
                                                                             --
                                                                             7
                                                                             --
P00000041249  300 GAL SKID TANK                                              1
**  ACCOUNT               0353000500
                                                                             --
                                                                             1
                                                                             --
P00000032398  SIGN                                                           1
P00000033968  POLE                                                           1
P00000035822  SIGN                                                           1
**  ACCOUNT               0353000800
                                                                             --
                                                                             3
                                                                             --

P00000031730  BLACK CHAIR                                                    1
P00000031731  WASTEBASKET                                                    1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   046

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031732  SHELF                                                          2
P00000031733  METAL DESK                                                     1
P00000031734  FILE CABINET/2 DRAWER                                          1
P00000031736  WASTEBASKET                                                    2
P00000031737  METER/DEGREE DAY                                               1
P00000031739  FILE/LETTERSIZE 4 DRAWER                                       4
P00000031743  VACUMN SWEEPER                                                 1
P00000031744  FILE/LETTERSIZE 4 DRAWER                                       1
P00000031745  METAL DESK                                                     1
P00000031748  DESK MAT                                                       1
P00000031749  CHAIR/GREEN                                                    1
P00000031750  WASTE BASKET                                                   2
P00000031751  TABLE                                                          2
P00000031752  WINDOW BLINDS                                                  1
P00000031754  ALARM SYSTEM                                                   1
P00000031755  POP MACHINE                                                    1
P00000031759  FOLDING TYPEWRITER STAND                                       1
P00000031760  CHAIR/GREEN                                                    1
P00000031761  WASTEBASKET                                                    2
P00000031762  TELEPHONE SYSTEM                                               1
P00000031764  DESK MAT                                                       2
P00000031765  CHAIR/TAN                                                      2
P00000031766  METAL DESK                                                     1
P00000031768  TYPEWRITER/SMITH CORONA                                        1
P00000031770  SHELF                                                          3
P00000031771  FOLDING TABLE                                                  1
P00000031772  FILE/2 DRAWER LETTERSIZE                                       1
P00000031774  FILE/4 DRAWER LEGALSIZE                                        1
P00000031776  CALC/CASIO                                                     1
P00000031777  SHELF                                                          3
P00000031779  CHAIR/GRAY                                                     1
P00000031780  WASTEBASKET                                                    1
P00000031781  FOLDING TABLE                                                  1
P00000031782  TYPEWRITER/SMITH CORONA                                        1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   046

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031783  HEATER/TOASTMASTER                                             1
P00000031784  SHELF                                                          3
P00000031785  COFFEE MAKER                                                   1
P00000031786  COFFEE CART                                                    1
P00000031787  WASTEBASKET                                                    3
P00000031788  REFRIGERATOR/SEARS                                             1
P00000031789  SAFE/SCHWAB                                                    1
P00000031790  TABLE                                                          1
P00000031791  TABLE/MICROWAVE                                                1
P00000031792  MICROWAVE/WHIRLPOOL                                            1
P00000031793  GE TOASTER OVEN                                                1
P00000031794  FILE/4 DRAWER LETTERSIZE                                       1
P00000031795  SHELF/COLD ROOM                                                1
P00000031796  FIRE EXTINGUISHER                                              3
P00000031797  DRINKING FOUNTAIN                                              1
P00000031798  FILE/2 DRAWER DBLE WALL GREEN                                  1
P00000031799  SHELF                                                          3
P00000031800  WASTEBASKET                                                    1
P00000031801  METAL DESK                                                     1
P00000031802  CHAIR                                                          2
P00000031803  DESK MAT                                                       1
P00000031810  TABLE/FOLDING                                                  3
P00000031813  TABLE/POSTAGE METER                                            1
P00000031815  SHELF UNIT                                                     2
P00000031816  TRIPOD BULLETIN BOARD                                          1
P00000046874  COPY MACHINE                                                   1
** ACCOUNT                0357000000
                                                                            ---
                                                                            88
                                                                            ---

P00000036037  BASE STATION                                                   1
P00000046994  RADIO                                                          1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   046

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000100
                                                                            --
                                                                            2
                                                                            --
P00000040232  COMPUTER 386SX/ISIMB                                          1
P00000041758  CPU 286/386 PC386SX/IS IMB                                    1
P00000041786  MONITOR/DISPLAY COLOR                                         1
P00000050024  9600 MODEM & CABLES/ROBOTICS                                  1
**  ACCOUNT               0357000200
                                                                            --
                                                                            4
                                                                            --
**  BRANCH                046
                                                                          ----
                                                                          106
                                                                          ----


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   047

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000043794  CONST HEATER                                                    1
P00000044146  TRACTOR/MOWER                                                   1
**  ACCOUNT               0353000100
                                                                              --
                                                                              2
                                                                              --

P00000031582  30000 GAL TK/PIPING/PUMP ETC                                    4
P00000031573  REPIPE-TOLEDO                                                   1
P00000041225  ROOF                                                            1
P00000046907  REPAIR 30000 TANK                                               1
**  ACCOUNT               0353000800
                                                                              --
                                                                              7
                                                                              --

P00000032399  SIGN
P00000033969  POLE                                                            1
P00000035172  SIGN                                                            1
**  ACCOUNT               0353000800
                                                                              --
                                                                              2
                                                                              --

P00000031818  DESK                                                            1
P00000031819  TYPEWRITER/SMITH CORONA                                         1
P00000031820  CHAIR                                                           9
P00000031821  CALCULATOR/CASIO                                                2
P00000031822  PHONE                                                           5
P00000031825  FILING CABINET/4 DRAWER                                         3
P00000031826  FILING CABINET/2 DRAWER                                         5
P00000031827  PAPER CUTTER                                                    1
P00000031829  TYPEWRITER/SMITH CORONA                                         1
P00000031830  FILING CABINET/HORZIONAL                                        1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   047

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045975  COPIER                                                         1
**ACCOUNT                0357000000
                                                                            ---
                                                                            30
                                                                            ---
P00000031833  TOWER & ANTENNA                                                1
P00000036032  MOBIL STATION/RADIO                                            7
P00000036038  BASE STATION                                                   1
**ACCOUNT                0357000100
                                                                             --
                                                                             9
                                                                             --
P00000040224  COMPUTER 386SX/ISIMB                                           1
P00000041757  CPU 286/386 PC386SX/IS IMB                                     1
P00000050025  9600 MODEM & CABLES/ROBOTICS                                   1
**ACCOUNT                0357000200
                                                                             --
                                                                             3
                                                                             --
**BRANCH                 047
                                                                            ---
                                                                            53
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   048

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000041048  WELDER                                                         1
P00000045792  LAWNMOWER                                                      1
P00000047077  SNOW PLOW                                                      1
**  ACCOUNT               0353000100
                                                                             --
                                                                             3
                                                                             --
P00000031589  18000 GAL T/FENCE/ETC-PLANT 2                                  1
P00000031590  30000 GAL TK/FENCE ETC-PLANT 3                                 1
P00000046774  PIPING                                                         1
P00000048767  SATELLITE                                                      1
**  ACCOUNT               0353000300
                                                                             --
                                                                             4
                                                                             --
P00000040744  500 GAL SKID TANK                                              1
**  ACCOUNT               0353000500
                                                                             --
                                                                             1
                                                                             --
P00000032400  SIGN                                                           1
P00000033965  POLE                                                           1
P00000035859  INSTALL SIGN                                                   1
**  ACCOUNT               0353000800
                                                                             --
                                                                             3
                                                                             --
P00000031835  REFRIGERATOR/HOTPOINT                                          1
P00000031836  MICROWAVE/PANASONIC                                            1
P00000031838  FILE CABINET/4 DRAWER TOWER                                    1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   048

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031839  CABINET/7 DRAWER STEELMASTER                                   1
P00000031840  VCR/SHARP                                                      1
P00000031841  RCA TV                                                         1
P00000031842  CALCULATOR/MIIDA                                               1
P00000031843  6X21/2 TABLE/FOLDING                                           2
P00000031844  CHAIR/STRAIGHT BACK BROWN                                      4
P00000031845  BULLITEN BOARD                                                 1
P00000031846  CHAIR/STRAIGHT BACK                                            1
P00000031847  CHAIR/GREEN W/WHEELS                                           1
P00000031848  CHAIR/ ORANGE W/WHEELS                                         1
P00000031849  TYPEWRITER STAND/WHEELS                                        1
P00000031851  FILE CABINET/ANDERSON-HICKEY 2 DRAWER                          1
P00000031852  6X21/2 FOLDING TABLE                                           1
P00000031853  DESK W/DRAWERS                                                 1
P00000031854  CALCULATOR/CASIO DR-125                                        1
P00000031855  CHAIR/GREEN W/WHEELS                                           1
P00000031856  CHAIR/BROWN W/WHEELSS                                          1
P00000031857  DESK W/DRAWERS                                                 1
P00000031858  FILE CABINET/2 DRAWER                                          1
P00000031860  LAMP/SWIVEL                                                    2
P00000031861  DESK W/DRAWERS                                                 1
P00000031862  PENCIL SHARPENER                                               1
P00000031864  CHAIR/GREEN W/WHEELS                                           1
P00000031865  COFFEE MAKER/BUNN                                              1
P00000031867  ROLODEX -MODEL 2400-T                                          1
P00000031868  FILE CABINET/4 DRAWER                                          2
P00000031869  FILE CABINET/4 DRAWER TOWER                                    1
P00000031870  6X21/2 FOLDING TABLE                                           1
P00000031871  DESK/ROLL-AWAY                                                 1
P00000031873  PAPER CUTTER                                                   1
P00000031874  WOOD STAND                                                     1
P00000031875  IBM ELEC TYPEWRITER                                            1
P00000031876  CHAIR/GREEN W/WELLS                                            1
P00000031877  DESK W/DRAWERS                                                 1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   048

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031878  CALCULATOR/CASIO DR-125                                        1
P00000031879  ANSWER MAACHINE/PANASONIC                                      1
P00000031880  FILE CABINET/2 DRAWER                                          1
P00000031881  DEST/2 DRAWER                                                  1
P00000031882  CHAIR/STRAIGHT BACK                                            2
P00000031883  FILE CABINET/2 DRAWER                                          1
P00000031884  SWIVEL CHAIR/TAN                                               1
P00000031885  CALCULATOR/CITIZEN 320DP                                       1
P00000031886  DESK/DRAWERS                                                   1
P00000031887  WOOD DESK                                                      1
P00000031888  WOOD DESK                                                      1
P00000031889  SWIVEL CHAIR/BROWN                                             1
P00000031890  FIRE EXT.                                                      1
P00000031891  FIRST AID CENTER                                               1
P00000031892  EUREKA SWEEPER                                                 1
P00000031893  HUMIDIFIER/WEST BEND                                           1
P00000031894  METAL DISPLAY RACK/STAND                                       1
P00000031895  DEGREE DAY RECORDER-HIDY                                       1
P00000031896  CHAIR/STRAIGHT BACH-BROWN                                      1
P00000031897  SWIVEL CHAIR/BROWN                                             1
P00000031898  RED STOOL W/BACK                                               1
P00000031899  CARD CABINET/2 DRAWER                                          1
P00000031900  FILE CABINET/WHEELS                                            1
P00000031924  PHONE SYSTEM                                                   1
P00000046340  COPIER                                                         1
**ACCOUNT                0357000000
                                                                            ---
                                                                            69
                                                                            ---
P00000031902  TOWER                                                          1
P00000036033  MOBIL STATION/RADIO                                            9
P00000036039  BASE STATION                                                   1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   048

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000100
                                                                            ---
                                                                            11
                                                                            ---
P00000040217  COMPUTER 386SX/ISIMB                                           1
P00000050026  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200
                                                                             --
                                                                             2
                                                                             --
**  BRANCH                048
                                                                            ---
                                                                            93
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   049

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000036898 TRACTOR                                                        1
**  ACCOUNT               0353000100
                                                                            --
                                                                            1
                                                                            --
P00000031554  1800 GAL TANK                                                 1
P00000031598  18000 GAL TANK-PIPING ETC                                     1
P00000031599  30000 SAT TK-PIPING ETC/WALDON                                1
P00000037052  CONCRETE SUPPORTS                                             1
P00000037464  ELECTRICAL WORK                                               1
**  ACCOUNT               0353000300
                                                                            --
                                                                            5
                                                                            --
P00000032401  SIGN                                                          1
P00000033966  POLE                                                          1
P00000035861  SIGN                                                          1
**  ACCOUNT               0353000800
                                                                            --
                                                                            3
                                                                            --
P00000031905  COPIER/TOSHIBA                                                1
P00000031906  CASH REGISTER/JAY 562                                         1
P00000031907  FILE CABINET                                                  4
P00000031908  TYPEWRITER/SMITH CORONA                                       1
P00000031909  TAPPEN MICROWAVE                                              1
P00000031911  WOOD DESK                                                     1
P00000031912  WOOD DESK                                                     1
P00000031913  SWIVEL CHAIR                                                  3
P00000031915  FOLDING TABLE                                                 1
P00000031916  FOLDING TABLE                                                 1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   049

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031917  OAK TABLE                                                      1
P00000031918  ELECTRONIC TELEPHONE/TOSHIBA                                   5
P00000031919  REFRIGERATOR/HOT POINT                                         1
P00000031920  ALARM SYSTEM                                                   1
** ACCOUNT                0357000000
                                                                            ---
                                                                            23
                                                                            ---

P00000036034  MOBIL STATION/RADIO                                            6
P00000036040  BASE STATION                                                   1
P00000047873  RADIO                                                          1
** ACCOUNT                0357000100
                                                                             --
                                                                             8
                                                                             --

P00000040230  COMPUTER 386SX/ISIMB                                           1
P00000041763  CPU 286/386 PC386SX/IS IMB                                     1
P00000041775  MONITOR/DISPLAY COLOR                                          1
P00000046664  MONITOR                                                        1
P00000046691  MONITOR                                                        1
P00000050027  9600 MODEM & CABLES/ROBOTICS                                   1
** ACCOUNT                0357000200
                                                                             --
                                                                             6
                                                                             --

** BRANCH                 049
                                                                            ---
                                                                            46
                                                                            ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   050

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000017896  SCALE AND FILL STATION                                          1
P00000017912  TRCTOR WITH BLADE AND MOWER                                     1
P00000017913  DITCH WITCH                                                     1
P00000017915  DEGREE DAY RECORDER                                             1
P00000017916  PIPE THREADER                                                   1
P00000017917  MISCELLANEOUS TOOLS                                             1
P00000018519  COKE MACHINE                                                    1
P00000018520  SCALES & AUTOMATIC FILLERS                                      2
P00000018521  BIG JOE LIFT                                                    1
P00000018522  METAL SHELVING & DISPLAYS                                       1
P00000018523  TRIPOD FOR LEVELING TANKS                                       1
P00000018524  20# DRY CHEMICAL FIRE EXTINGUISHER                              1
P00000018525  LAWN MOWER                                                      1
P00000018532  TRASH DUMPSTER                                                  1
P00000044347  FREEON RECOVERY UNIT                                            1
P00000048236  LAWN MOWER                                                      1
**  ACCOUNT               0353000100
                                                                             ---
                                                                             17
                                                                             ---

P00000017881  30000 GAL STORAGE TANK                                          1
P00000017882  12000 GALLON STORAGE TANK                                       1
P00000017883  12000 GALLON STORAGE TANK                                       1
P00000034436  18000 GAL TK W/SKIDS                                            1
**  ACCOUNT               0353000300

                                                                              --
                                                                              4
                                                                              --

P00000015278  PORTABLE SIGN                                                   2
P00000015280  SIGN LARGE                                                      2
P00000018682  PERMANENT SIGN                                                  1
P00000019863  PORTABLE SIGN                                                   1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   050

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**ACCOUNT                0353000800
                                                                            --
                                                                            6
                                                                            --
P00000017897  METAL DESK                                                    1
P00000017900  4 DRAWER METAL CABINET                                        4
P00000017901  TYPEWRITER STAND                                              2
P00000017903  CANNON ELECTRIC TYPEWRITTER                                   1
P00000017906  METAL DESK                                                    1
P00000017907  OFFICE CHAIRS                                                 2
P00000017989  WASTE BASKETS                                                 2
**ACCOUNT                0357000000
                                                                           ---
                                                                           13
                                                                           ---
P00000017890  MOBILE RADIO                                                  1
P00000017891  MOBILE RADIO                                                  1
P00000017892  RADIO BASE AND TOWER                                          1
**ACCOUNT                0357000100
                                                                            --
                                                                            3
                                                                            --
P00000040210  COMPUTER 386SX/ISIMB                                          1
P00000050028  9600 MODEM & CABLES/ROBOTICS                                  1
**ACCOUNT                0357000200
                                                                            --
                                                                            2
                                                                            --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   050

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
** BRANCH                050
                                                                            ---
                                                                            45
                                                                            ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   051

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000043413  TRUCK WASHER                                                   1
P00000045923  HYDRULIC SYSTEM                                                5
P00000045961  LAWN TRACTOR                                                   1
**ACCOUNT                0353000100
                                                                             --
                                                                             7
                                                                             --
P00000044011  386SX COMPUTER                                                 1
P00000045865  TRUCK COMPUTER                                                 5
P00000046015  COLOR MONITOR                                                  1
P00000050029  9600 MODEM & CABLES/ROBOTICS                                   1
P00000050055  PRINTER/EPSON FX-1050                                          1
**ACCOUNT                0357000200
                                                                             --
                                                                             9
                                                                             --
**BRANCH                 051
                                                                            ---
                                                                            16
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   052

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000020844  FORK LIFT TRUCK YALE MODEL                                     1
P00000047663  TENT                                                           4
** ACCOUNT                0353000100
                                                                             --
                                                                             5
                                                                             --

P00000039251  DOOR/OVERHEAD                                                  1
** ACCOUNT                0353000300
                                                                             --
                                                                             1
                                                                             --

P00000050030  9600 MODEM & CABLES/ROBOTICS                                   1
P00000050054  PRINTER/EPSON FX-1050                                          1
** ACCOUNT                0357000200
                                                                             --
                                                                             2
                                                                             --

** BRANCH                 052
                                                                             --
                                                                             8
                                                                             --



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   053

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000019583  SECURITY SYSTEM                                                1
P00000021456  TRENCHER & MISC TOOLS                                          1
P00000021674  MOTOR FILL STATIONS                                            1
P00000027603  PUMPING UNIT-R R DONNELLEYS                                    1
P00000048234  TRENCHER W/RAMP                                                1
**  ACCOUNT               0353000100
                                                                             --
                                                                             5
                                                                             --
P00000011687  30000 GAL TANK - CHARLESTON                                    1
P00000011692  18000 GAL TANK-KANSAS, IL                                      1
P00000021447  30000 GALLON TANK W/PIPING                                     1
P00000026016  INSTALLATION OF 30,000                                         1
P00000037504  12000 GAL STORAGE TANK                                         1
P00000037505  14500 GAL STORAGE TANK                                         1
P00000041954  30000 GALLON TANK                                              1
P00000041955  18000 GALLON TANK                                              1
P00000044356  PIPING & PLUMBING                                              1
P00000044362  PUMPING STA INSTALATION/SCHWANS/GEROGETOWN,IL                  1
**  ACCOUNT               0353000300
                                                                            ---
                                                                            10
                                                                            ---
P00000021677  SIGN LARGE                                                     1
P00000021678  PORTABLE SIGN                                                  1
**  ACCOUNT               0353000800
                                                                             --
                                                                             2
                                                                             --
P00000021457  OFFICE FILES                                                   4
P00000026931  RUDD AIR CONDITIONING SYSTEM                                   1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   053

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000047064  COPIER                                                          1
**  ACCOUNT               0357000000
                                                                              --
                                                                              6
                                                                              --

P00000013742  MOTOROLA RADIO                                                  1
P00000037513  EQUIPMENT-MISC                                                  1
P00000045808  BASE/RADIO #778TSQ1909                                          1
P00000045811  MOBIL RADIO                                                     1
P00000045812  MOBIL                                                           1
P00000045813  MOBIL RADIO                                                     1
P00000045814  MOBIL RADIO                                                     1
P00000045815  MOBIL RADIO                                                     1
P00000045816  MOBIL RADIO                                                     1
P00000045817  MOBIL RADIO                                                     1
P00000047875  RADIO                                                           1
**  ACCOUNT               0357000100
                                                                             ---
                                                                             11
                                                                             ---

P00000044145  COMPUTER                                                        1
P00000048285  IBM PS/V 486SX                                                  1
P00000048328  IBM 14V COLR/S MONITOR                                          1
P00000050031  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              4
                                                                              --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   053

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  BRANCH               053
                                                                            ---
                                                                            38
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   054

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000019211  ROCKWELL METERS                                              100
P00000019223  POWER SPADE                                                    1
P00000019224  DC-631-12 DISPENSER W/C12                                      1
P00000019225  SEARS 2HP AIR COMPRESSOR                                       1
P00000019228  5 TON JACK                                                     1
P00000019230  TABLE/VISE                                                     1
P00000019231  TABLE/VISE & GRINDER                                           1
P00000019232  24" CRESENT WRENCH                                             1
P00000019233  CRAFTSMAN TOOL SET                                             1
P00000019234  CYLINDER VISE                                                  1
P00000021445  PUMPING STATION                                                1
P00000022345  PUMP AND CONVERTER                                             1
P00000029000  PUMPING STATION-ANDREWS OIL                                    1
P00000029729  MACHINERY & EQUIPMENT                                          1
P00000043570  MACHINERY & EQUIPMENT - USED                                   1
P00000044345  FREEON RECOVERY UNIT                                           1
P00000048238  LAWN TRACTOR                                                   1
** ACCOUNT                0353000100
                                                                           ----
                                                                           116
                                                                           ----

P00000019195  30000 GALLON TANK                                              1
P00000019196  18300 GALLON TANK                                              1
P00000031341  30000 GAL STORAGE TANK                                         1
P00000031343  18000 GALLON TANK                                              1
P00000031346  BLACKMERE PUMP                                                 3
P00000031347  CORKEN PUMP                                                    3
P00000031348  VIKING PUMP                                                    2
P00000031349  COMPRESSOR                                                     1
P00000038905  SAT.NORRIS CITY                                                1
P00000039782  SATALITE/NORRIS CITY                                           1
P00000043557  18000 GAL TANK/PIPING, MTRS,ELEC                               2



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   054

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0353000300
                                                                          ---
                                                                          17
                                                                          ---
P00000020405  SIGN                                                         1
**  ACCOUNT               0353000800
                                                                           --
                                                                           1
                                                                           --
P00000019235  METAL TABLE                                                  1
P00000019239  WOODEN TABLE                                                 1
P00000019240  METAL CABINET                                                1
P00000019241  METAL CABINET/SHELVES                                        1
P00000019242  4 DRAWER LETTER FILE                                         1
P00000019243  4 DRAWER LEGAL FILE                                          1
P00000019248  CASIO CALCULATOR DR1011                                      1
P00000019249  COAT TREET                                                   1
P00000019250  CARD FILE/DRAWERS                                            4
P00000019251  SECRETARIAL CHAIRS                                           7
P00000019252  METAL DESK                                                   1
P00000019253  LETTER-4 DRAWER FILE                                         1
P00000019254  ADD 9212 ADDING MACHINE                                      1
P00000019456  PC20 CANNON COPIER & CART                                    1
**  ACCOUNT               0357000000
                                                                          ---
                                                                          23
                                                                          ---
P00000032404  BASE STATION                                                 1
P00000032405  RADIO                                                        6
P00000032406  TOWER/60 FT                                                  1
P00000045906  MOBIL RADIO                                                  1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   054

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**ACCOUNT                0357000100
                                                                            --
                                                                            9
                                                                            --
P00000040229  COMPUTER 386SX/ISIMB                                          1
P00000050032  9600 MODEM & CABLES/ROBOTICS                                  1
**ACCOUNT                0357000200
                                                                            --
                                                                            2
                                                                            --
**BRANCH                 054
                                                                          ----
                                                                          168
                                                                          ----


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   057

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000022942  PUMPING STA/DAL-LONG OIL CO                                    1
P00000031728  MOWER                                                          1
P00000044344  FREEON RECOVERY UNIT                                           1
P00000045871  TRENCHER                                                       1
**  ACCOUNT               0353000100                                        --
                                                                             4
                                                                            --

P00000024905  30000 GALLON STORAGE TANK                                      2
P00000042366  SANDBLAST & PAINT TANK                                         1
P00000043041  PLANT IMP/REPIPING                                             1
P00000045326  PLANT WIRING                                                   1
**  ACCOUNT               0353000300
                                                                            --
                                                                             5
                                                                            --



P00000043368  SIGN                                                           1
**  ACCOUNT               0353000800
                                                                            --
                                                                             1
                                                                            --


P00000042804  DESK                                                           2
P00000042805  CHAIR                                                          3
**  ACCOUNT               0357000000
                                                                            --
                                                                             5
                                                                            --



P00000043417  RADIO EQUIPMENT                                                1
P00000049573  MOBIL RADIO SYSTEM                                             1






DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   057

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000100
                                                                            --
                                                                             2
                                                                            --

P00000040206  COMPUTER 386SX/ISIMB                                           1
P00000050034  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200
                                                                            --
                                                                             2
                                                                            --
**  BRANCH               057
                                                                            --
                                                                            19
                                                                            --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   058

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000048740  PHONE SYSTEM                                                   1
P00000049956  PHONE SYSTEM/UPDATEAD                                          1
**  ACCOUNT             0357000000
                                                                            --
                                                                             2
                                                                            --

P00000040140  386SX-MFP                                                      1
P00000040348  386SX-MPF                                                      1
P00000041782  MONITOR/DISPLAY COLOR                                          1
P00000046222  386SX PC                                                       1
P00000046883  IBM PC/COLOR DISPLAY                                           1
P00000048311  IBM PS/V 486SX                                                 1
P00000048339  IBM 14V COLR/S MONITOR                                         1
P00000050035  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT             0357000200
                                                                            --
                                                                             8
                                                                            --

**  BRANCH               058
                                                                            --
                                                                            10
                                                                            --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   059

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000034447  MISC TOOLS/MACHINERY/EQUIP                                     1
P00000038192  LAWN TRACTOR                                                   1
P00000043886  500 GAL TANK/SKID                                              1
P00000044348  FREEON RECOVERY UNIT                                           1
P00000045870  TRENCHER                                                       1
P00000049772  LAWN MOWER                                                     1
**  ACCOUNT               0353000100
                                                                            --
                                                                             6
                                                                            --
P00000019194  18000 GALLON TANK                                              1
P00000019197  5000 GALLON TANK                                               1
P00000029715  30000 GALLON TANK                                              1
P00000029716  26000 GALLON TANK                                              1
P00000029717  5850 GALLON TANK                                               1
P00000031345  3000 GALLON TANK                                               1
P00000031673  5850 GALLON TANK                                               1
P00000042328  BULK PLANT                                                     1
P00000043278  PLANT & PLANT IMPROVEMENTS                                     1
**  ACCOUNT               0353000300
                                                                            --
                                                                             9
                                                                            --
P00000019820  SIGNS                                                          2
P00000020406  SIGN                                                           1
**  ACCOUNT               0353000800
                                                                            --
                                                                             3
                                                                            --
P00000019236  METAL DESK                                                     1
P00000019238  METAL DESK                                                     1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   059

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000019245  METAL DESK                                                      1
P00000019246  METAL DESK                                                      1
P00000034446  OFFICE FURNITURE & FIXTURES                                     1
**  ACCOUNT              0357000000
                                                                              --
                                                                              5
                                                                              --
P00000045843  RADIO                                                           1
**  ACCOUNT              0357000100
                                                                              --
                                                                              1
                                                                              --

P00000040201  COMPUTER 386SX/ISIMB                                            1
P00000046565  9600 MODEM & CABLES/ROBOTICS                                    1
P00000046570  MONITOR                                                         1
P00000048302  IBM PS/V 486SX                                                  1
P00000048319  IBM 14V COLR/S MONITOR                                          1
**  ACCOUNT              0357000200
                                                                              --
                                                                              5
                                                                              --

**  BRANCH               059
                                                                             ---
                                                                             29
                                                                             ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   060

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000032195  1000 GAL PUMP STATION                                           2
P00000037066  LAWN TRACTOR                                                    1
P00000045872  TRENCHER                                                        1
**  ACCOUNT               0353000100
                                                                              --
                                                                              4
                                                                              --

P00000032192  30000 GAS STORAGE TANK                                          1
P00000032193  18000 GALLON TANK                                               2
P00000038512  30000 GAL TK-NEOGA                                              1
P00000038513  12000 GAL TK-GREENAP                                            1
**  ACCOUNT               0353000300
                                                                              --
                                                                              5
                                                                              --

P00000037451  SIGN                                                            1
P00000038005  SIGN                                                            1
                                                                              --
                                                                              2
                                                                              --

P00000032208  OFFICE FURNITURE                                                1
P00000046903  COPY MACHINE                                                    1
**  ACCOUNT               0357000000
                                                                              --
                                                                              2
                                                                              --

P00000032207  MOBILE RADIO                                                    4
P00000032209  BASE RADIO                                                      1
P00000032210  TOWER & ANTENNA                                                 1




                                   PAGE 130



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   060

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT              0357000100

                                                                            --
                                                                            6
                                                                            --
P00000040241   COMPUTER 386SX/ISIMB                                         1
P00000050037   9600 MODEM & CABLES/ROBOTICS                                 1
**  ACCOUNT              0357000200
                                                                            --
                                                                            2
                                                                            --
**  BRANCH               060
                                                                            --
                                                                            21
                                                                            --




DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   062

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000044313  GUAGE/MOORMANN 7-S                                             3
P00000044443  GUAGE/MOORMANN                                                 3
**  ACCOUNT               0353000100
                                                                            --
                                                                             6
                                                                            --

P00000031536  20000 GAL A.G.TK-#2 OIL                                        1
P00000031537  20000 GAL A.G./#2 OIL TANK                                     1
P00000031537  20000 GAL A.G./#1 OIL TANK                                     1
P00000031539  20000 GAL A.G. REG GAS TANK                                    1
P00000031540  20000 GAL A.G. UNLEAD GAS TANK                                 1
P00000031541  20000 GAL A.G. SUPER UNLEAD GAS TANK                           1
P00000031542  PIPING & ETC                                                   1
**  ACCOUNT               0353000300
                                                                            --
                                                                             7
                                                                            --
P00000031504  PICK UP TANK                                                  10
P00000031505  100 GAL SKID TANK                                              7
P00000031506  110 GAL SKID TANK                                              9
P00000031507  140 GAL SKID TANK                                              7
P00000031508  150 GAL SKID TANK                                             21
P00000031509  180 GAL SKID TANK                                              1
P00000031510  200 GAL SKID TANK                                             27
P00000031511  220 GALLON SKID TANK                                           7
P00000031512  250 GALLON SKID TANK                                           1
P00000031514  300 GAL SKID TANK                                             91
P00000031515  550 GAL SKID TANK                                             21
P00000031516  1000 GAL SKID TANK                                             4
P00000031517  150 GAL ELEVATED TANK                                         19
P00000031518  200 GALLON ELEVATED TANK                                      18
P00000031519  250 GALLON ELEVATED TANK                                       1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   062

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031521  300 GALLON ELEVATED TANK                                       51
P00000031523  275 GAL FUEL OIL TANK                                          28
P00000031524  300 GAL FUEL OIL TANK                                           1
P00000031525  350 GAL FUEL OIL TANK                                           1
P00000031526  1000 GAL FUEL OIL TANK                                          1
P00000031527  280 GALLON U.G. TANK                                            4
P00000031528  300 GALLON U.G. TANK                                            4
P00000031529  500 GALLON U.G. TANK                                            2
P00000031530  550 GALLON U.G. TANK                                           29
P00000031531  1000 GALLON U.G. TANK                                          10
P00000031532  2000 GALLON U.G. TANK                                           6
P00000031533  6000 GALLON U.G. TANK                                           1
P00000040365  142 GALLON FUEL TANK                                            1
** ACCOUNT               0353000500
                                                                            ---
                                                                            383
                                                                            ---

P00000031534  HAND PUMP                                                     168
P00000031535  ELECTRIC PUMP                                                 119
**  ACCOUNT              0353000600
                                                                            ---
                                                                            287
                                                                            ---

**  BRANCH               062
                                                                            ---
                                                                            683
                                                                            ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   063

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031549   LOADING RACK                                                 1
P00000031550   PUMP ISLAND                                                  1
**  ACCOUNT               0353000100
                                                                           --
                                                                            2
                                                                           --

P00000031543   8000 GAL U.G.-REG GAS TANK                                   1
P00000031544   10000 GAL A/G PRE DIESEL                                     1
P00000031545   6000 GAL A.G. UNLEAD GAS-SUPER                               1
P00000031546   10000 GAL A.G. KEROSENE TANK                                 1
P00000031547   8000 GAL U.G. UNLEAD GASOLINE                                1
**  ACCOUNT               0353000300

                                                                           --
                                                                            5
                                                                           --

P00000031548  300 GAL SKID TK-FUEL OIL #1                                   1
**  ACCOUNT               0353000500
                                                                           --
                                                                            1
                                                                           --


P00000044250  KIOSK-GAS PUMP                                                1
P00000048410  GASOLINE PUMPS                                                4
**  ACCOUNT               0353000600
                                                                           --
                                                                            5
                                                                           --

P00000032402  SIGN                                                          1
P00000033967  POLE                                                          1
P00000035860  INSTALL SIGN                                                  1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   063

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT              0353000800

                                                                            --
                                                                             3
                                                                            --
**  BRANCH               063
                                                                            --
                                                                            16
                                                                            --


                                   PAGE 135



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   064

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000041334   ENGINE TESTER                                                1
P00000043415   MACHINERY & EQUIPMENT                                        1
P00000047970   AIR JACK                                                     1
**  ACCOUNT               0353000100
                                                                           --
                                                                            3
                                                                           --

P00000031767   CALC/CASIO                                                   1
P00000031773   FILE/5 DRAWER LETTERSIZE                                     1
P00000031775   DESK/METAL                                                   1
P00000048405   COPY MACHINE                                                 1
**  ACCOUNT               0357000000
                                                                           --
                                                                            4
                                                                           --

P00000047872  RADIO                                                         1
**  ACCOUNT               0357000100
                                                                           --
                                                                            1
                                                                           --


P00000049967  MONO AMBER TERM USA                                           1
P00000050038  9600 MODEM & CABLES/ROBOTICS                                  1
**  ACCOUNT               0357000200
                                                                           --
                                                                            2
                                                                           --



**  BRANCH                064
                                                                           --
                                                                           10
                                                                           --



                                   PAGE 136



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   065

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000026374  PUMPING STATION-OLNEY MARATHON                                 1
P00000034477  500 GAL NORTH-TEX-OLNEY                                        1
P00000034478  1000 GAL HOMEMADE-VINCENNES                                    1
P00000037169  MOWER                                                          1
P00000048235  TRENCHER W/RAMP                                                1
**  ACCOUNT              0353000100
                                                                            --
                                                                             5
                                                                            --
P00000034462  30000 GAL TK FARM-CRESTHAVEN                                  10
P00000034464  18000 GAL TANK-LAWRENCEVILLE                                   1
P00000034465  8000 GAL TANK                                                  3
P00000034467  30000 GAL TANK-OLNEY                                           1
P00000034468  18000 GAL TANK-OLNEY                                           1
P00000034470  18000 GAL TK-VINCENNES                                         1
P00000047668  EMERGENCY SHUTOFF VALVE/BULK STORAGE                           1
**  ACCOUNT              0353000300
                                                                            --
                                                                            18
                                                                            --

P00000037453  SIGN                                                           1
000000037455  SIGN                                                           1
000000038006  SIGN                                                           1
**  ACCOUNT              0353000800
                                                                            --
                                                                             3
                                                                            --

P00000034431  TYPEWRITER-OLNEY                                               1
P00000034433  DESK-OLNEY                                                     5
P00000034434  DESK-VINCENNES                                                 2
P00000034435  DESK-LAWRENCEVILLE                                             1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   065

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000000
                                                                             --
                                                                             9
                                                                             --

P00000034479  REPEATER - LAWRENCE COUNTY                                     1
P00000034480  MOBIL RADIO                                                    9
P00000045147  RADIO TOWER                                                    1
P00000047709  BASE RADIO                                                     1
P00000047862  TRUCK RADIO                                                    8
                                                                            ---
**  ACCOUNT               0357000100
                                                                            20
                                                                            ---

P00000040226  COMPUTER 386SXISIMB                                            1
P00000046376  MONITOR                                                        1
P00000050039  9600 MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200                                         --
                                                                             3
                                                                             --

**  BRANCH                065
                                                                            ---
                                                                            58
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   066

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045861  TRACTOR/LAWNMOWER                                              1
P00000046031  TRENCHER                                                       1
**  ACCOUNT               0353000100
                                                                            --
                                                                             2
                                                                            --

P00000042253  18000 GAL. TANK, PUMP, MOTOR, ELECTRICAL                       3
P00000045331  PUMP STORAGE                                                   1
**  ACCOUNT               0353000300

                                                                            --
                                                                             4
                                                                            --
P00000043888  SIGN                                                           1
**  ACCOUNT               0353000800

                                                                            --
                                                                             1
                                                                            --

P00000043884  COPIER                                                         1
P00000045332  PHONE LINE                                                     1
P00000045333  DESK 60X30                                                     1
P00000045334  CHAIR/SWIV/TILT                                                1
P00000045335  CHAIR/SIDE ARM                                                 1
P00000045336  FILE/4 DRAWER                                                  1
P00000045337  CHAIR/GRAY                                                     1
P00000045338  TYPEWRITER/XL 1800                                             1
P00000045339  TABLE/30X96 FOLD                                               1
P00000045340  CHAIR/FOLDING                                                  1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   066

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000000
                                                                             ---
                                                                             10
                                                                             ---

P00000045322  CONTROL STATION                                                 1
P00000045346  MOBIL RADIO                                                     4
P00000047874  RADIO                                                           1
**  ACCOUNT               0357000100
                                                                              --
                                                                              6
                                                                              --

P00000040211  COMPUTER 386SX/ISIMB                                            1
P00000041784  MONITOR/DISPLAY COLOR                                           1
P00000050040  9600 MODEM & CABLES/ROBOTICS                                    1
P00000050052  PRINTER/EPSON FX-1050                                           1
**  ACCOUNT               0357000200
                                                                              --
                                                                              4
                                                                              --

**  BRANCH                066
                                                                             ---
                                                                             27
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   067

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000035505  PLANT & IMPROVEMENT                                             1
P00000035723  30000 GAL STORAGE TANK                                          3
P00000035863  CONCRETE SUPPORT                                                1
P00000036262  PLANT IMPROV                                                    1
**  ACCOUNT               0353000300
                                                                              --
                                                                              6
                                                                              --

**  BRANCH                067
                                                                              --
                                                                              6
                                                                              --

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   068

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000038298  MACHINERY & EQUIP                                              1
P00000038299  1980 GARDEN TRACTOR                                            1
P00000045922  TRACTOR/LAWNMOWER                                              1
P00000046032  TRENCHER                                                       1
**  ACCOUNT               0353000100                                         --
                                                                             4
                                                                             --

P00000038283  18000 GAL TANK-PIPING PUMPS                                    1
**  ACCOUNT               0353000300                                         --
                                                                             1
                                                                             --

P00000038300  OFFICE EQUIP                                                   1
P00000046904  COPY MACHINE                                                   1
P00000048153  CARPETING                                                      1
**  ACCOUNT               0357000000                                         --
                                                                             3
                                                                             --

P00000040745  BASE RADIO/ANTENNA                                             1
P00000040775  MOBIL UNIT                                                     4
**  ACCOUNT               0357000100                                         --
                                                                             5
                                                                             --

P00000040250  PRINTER/EPSON                                                  1
P00000041771  CPU 286/386 PC386SX/IS IMB                                     1
P00000041785  MONITOR/DISPLAY COLOR                                          1
P00000046020  PC 1523987447                                                  1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   068

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000046023  COLOR MONITOR                                                   1
P00000050041  9600  MODEM & CABLES/ROBOTICS                                   1
P00000050042  9600  MODEM & CABLES/ROBOTICS                                   1
**  ACCOUNT               0357000200

                                                                             ---
                                                                              7
                                                                             ---
**  BRANCH               068
                                                                             ---
                                                                             20
                                                                             ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   069

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000038278  EQUIPMENT-WELDER/DRILL ETC                                      1
P00000048034  TRENCHER                                                        1
P00000050065  DEGREE DAY CLOCK                                                1
**  ACCOUNT               0353000100
                                                                              --
                                                                              3
                                                                              --

P00000038259  30000  GAL TANK-PIPING                                          1
P00000038260  20000  GAL TANK-PIPING                                          1
P00000042066  PLANT & PLANT IMPROVEMENTS                                      1
P00000047072  PIPING                                                          1
**  ACCOUNT               0353000300                                          1
                                                                              --
                                                                              4
                                                                              --

P00000037452  SIGN                                                            1
P00000041044  SIGN                                                            1
**  ACCOUNT               0353000800
                                                                              --
                                                                              2
                                                                              --

P00000038276  OFFICE EQUIPMENT                                                1
**  ACCOUNT               0357000000
                                                                              --
                                                                              1
                                                                              --

P00000045810  RADIO BASE                                                      1
P00000045822  MOBILE RADIO                                                    1
P00000045823  MOBILE RADIO                                                    1
P00000045824  MOBILE RADIO                                                    1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   069

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045825  MOBIL RADIO                                                    1
**  ACCOUNT               0357000100
                                                                             --
                                                                             5
                                                                             --

P00000046018  PC  1523987398                                                 1
P00000046567  9600 MODEM & CABLES/ROBOTICS                                   1
P00000046568  MONITOR                                                        1
**  ACCOUNT               0357000200                                         --
                                                                             3
                                                                             --

**  BRANCH                069
                                                                            ---
                                                                            18
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   070

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000046713  FILL STATION/CONTAINER CORP                                     1
**  ACCOUNT               0353000100
                                                                              --
                                                                              1
                                                                              --

P00000038966  30000 GAL TANK/PIPING                                           1
**  ACCOUNT               0353000300
                                                                              --
                                                                              1
                                                                              --

P00000038972  DESK                                                            2
P00000038973  CHAIR                                                           2
P00000038974  FILE/2 DRAWER FIREPROOF                                         2
P00000038975  FILE/4 DRAWER FIREPROOF                                         1
P00000038976  FILE-4 DRAWER                                                   1
P00000038977  CALCULATOR                                                      2
P00000046897  COPY MACHINE                                                    1
**  ACCOUNT               0357000000
                                                                             ---
                                                                             11
                                                                             ---

P00000038981  1 BASE-4 MOBILES                                                1
**  ACCOUNT               0357000100
                                                                              --
                                                                              1
                                                                              --

P00000050043  9600 MODEM & CABLES/ROBOTICS                                    1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   070

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**  ACCOUNT               0357000200
                                                                              --
                                                                              1
                                                                              --

**  BRANCH                070
                                                                             ---
                                                                             15
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   071

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000040795  MACHINERY/EQUIP                                                 1
P00000044308  FREEON RECOVERY UNIT                                            1
P00000047026  DEGREE DAY CLOCK                                                1
P00000048035  TRENCHER                                                        1
**  ACCOUNT               0353000100
                                                                              --
                                                                              4
                                                                              --

P00000040780  11000 GAL STORAGE TANK                                          1
P00000040781  17000 GAL STORAGE TANK                                          1
P00000043295  STORAGE TANK                                                    1
P00000044448  NEW ROOF                                                        1
**  ACCOUNT               0353000300
                                                                              --
                                                                              4
                                                                              --

P00000041678  SIGN                                                            1
**  ACCOUNT               0353000800
                                                                              --
                                                                              1
                                                                              --


P00000040794  OFFICE EQUIP                                                    1
P00000045976  COPIER                                                          1
** ACCOUNT                0357000000
                                                                              --
                                                                              2
                                                                              --

P00000040220  COMPUTER 386SX/ISIMB                                            1
P00000046007  PC 1523604480                                                   1
P00000046014  COLOR MONITOR                                                   1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   071

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000050044  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200
                                                                              --
                                                                              4
                                                                              --

** BRANCH                 071
                                                                             ---
                                                                             15
                                                                             ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   072

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000044486  TRENCHER                                                       2
**  ACCOUNT               0353000100                                         --
                                                                             2
                                                                             --

P00000044471  18000 GALLON TANK                                              1
P00000044472  8000 GALLON TANK                                               1
P00000044688  PUMPING STATION                                                1
P00000048154  PIPING                                                         1
**  ACCOUNT               0353000300                                         --
                                                                             4
                                                                             --

P00000044834  SIGN                                                           1
P00000046562  EMRO SIGN                                                      1
**  ACCOUNT               0353000800                                         --
                                                                             2
                                                                             --

P00000021681  TYPEWRITERS                                                    1
P00000044482  OFFICE EQUIP                                                   1
P00000045159  PHONE SYSTEM                                                   1
P00000045160  COPIER                                                         1
**  ACCOUNT               0357000000                                          --
                                                                             4
                                                                             --

P00000044477  BASE RADIO STATION                                             1
P00000044479  MOBIL RADIO                                                    4
P00000047712  TRUCK RADIO                                                    5

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   072

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000007713  BASE RADIO                                                      1
**  ACCOUNT               0357000100                                         ---
                                                                             11
                                                                             ---
P00000040233  COMPUTER 386SX/IS IMB                                           1
P00000041792  MONITOR/DISPLAY COLOR                                           1
P00000050045  9600 MODEM & CABLES/ROBOTICS                                    1
**  ACCOUNT               0357000200                                          --
                                                                              3
                                                                              --
**  BRANCH                072                                                ---
                                                                             26
                                                                             ---


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   073

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000022938  BOTTLE GAS/DECATUR                                             1
P00000022939  PUMP & HOOD/DECATUR                                            1
P00000046626  PUMPING STATION                                                1
**  ACCOUNT               0353000100
                                                                             --
                                                                             3
                                                                             --

P00000022929  18,000 GAL/DECATUR                                             2
P00000040368  18,000 GAL/DECATUR                                             1
P00000045301  30000 GALLON TANK                                              1
**  ACCOUNT               0353000300
                                                                             --
                                                                             4
                                                                             --

P00000048417  SIGN                                                           1
P00000048869  SIGN                                                           1
**  ACCOUNT               0353000800
                                                                             --
                                                                             2
                                                                             --

P00000045319  OFFICE EQUIP                                                   1
P00000046216  TELEPHONE SYSTEM                                               1
P00000048128  COPIER                                                         1
**  ACCOUNT             0357000000
                                                                             --
                                                                             3
                                                                             --

P00000045318  RADIO                                                          1
P00000045809  RADIO BASE                                                     1
P00000045818  MOBIL RADIO                                                    1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   073

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045819  MOBIL RADIO                                                    1
P00000045820  MOBIL RADIO                                                    1
P00000045821  MOBIL RADIO                                                    1
**  ACCOUNT               0357000100                                         --
                                                                             6
                                                                             --

P00000040213  COMPUTER 386SX/ISIMB                                           1
P00000041766  CPU 286/386 PC386SX/IS IMB                                     1
P00000041769  CPU 286/386 PC386SX/IS IMB                                     1
P00000050033  9600 MODEM & CABLES/ROBOTICS                                   1
P00000050046  9600 MODEM & CABLES/ROBOTICS                                   1
P00000050053  PRINTER/EPSON FX-1050                                          1
**  ACCOUNT               0357000200                                         --
                                                                             6
                                                                             --

**  BRANCH                073                                               ---
                                                                            24
                                                                            ---

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   074

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000049423  CLAY DYKE                                                       1
**  ACCOUNT               0353000300                                          --
                                                                              1
                                                                              --
P00000043049  PC386SX-20                                                      1
**  ACCOUNT               0357000200                                          --
                                                                              1
                                                                              --
**  BRANCH                074                                                 --
                                                                              2
                                                                              --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   075

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000048424  TRENCHER                                                       1
P00000050112  PUMPING STATION                                                1
P00000050115  DEGREE DAY CLOCK                                               1
**  ACCOUNT               0353000100
                                                                             --
                                                                             3
                                                                             --

P00000050111  STORAGE INSTALLATION                                           1
**  ACCOUNT               0353000300
                                                                             --
                                                                             1
                                                                             --

P00000050109  SIGN                                                           1
**  ACCOUNT               0353000800
                                                                             --
                                                                             1
                                                                             --

P00000048960  COPY MACHINE                                                   1
P00000050090  WATER SOFTENER INSTALLATION                                    1
P00000050091  TABLE                                                          1
P00000050092  STACK CHAIR                                                    8
P00000050093  WATER HEATER                                                   1
P00000050094  FURNACE                                                        1
P00000050095  WATER HEATER                                                   1
P00000050096  DESK 60X30 WAL                                                 1
P00000050097  CHAIR/BLUE                                                     2
P00000050098  CHAIR/GUEST                                                    1
P00000050099  CHAIR CLERICAL                                                 2
P00000050100  FILE                                                           4
P00000050101  DESK/60X30                                                     2
P00000050102  CHAIR                                                          3


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   075

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000050103  LOCK KIT                                                       4
P00000050104  FILE                                                           3
P00000050105  TYPEWRITER                                                     1
P00000050106  LOCKER                                                         2
P00000050110  PHONE LINE                                                     1
** ACCOUNT                0357000000
                                                                            ---
                                                                            40
                                                                            ---

P00000048542  RADIO                                                          4
P00000049799  RADIO/MOBIL STATION                                            1
** ACCOUNT                0357000100
                                                                            --
                                                                             5
                                                                            --

P00000041877  PC 386SX COMPUTER                                              1
P00000044015  PC MONITOR                                                     1
P00000050047  9600 MODEM & CABLES/ROBOTICS                                   1
** ACCOUNT                0357000200
                                                                            --
                                                                             3
                                                                            --

** BRANCH                 075
                                                                           ---
                                                                            53
                                                                           ---



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   089

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045866  TRUCK COMPUTER                                                1
**  ACCOUNT               0357000200                                        --
                                                                            1
                                                                            --
** BRANCH                 089
                                                                            --
                                                                            1
                                                                            --


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000000283  PROMOTIONAL TENT                                               1
P00000001443  PROMOTIONAL TENTS                                              3
P00000001446  DRILL & WRENCHES                                               1
P00000001449  STORAGE SHED                                                   1
P00000001450  42" BLADE                                                      1
P00000001452  PUMPING STATION - PLANT                                        1
P00000001515  PUMPING STATION - THUMB ELECTRIC                               1
P00000002455  SNOW PLOW                                                      1
P00000004549  APPLIANCE CART                                                 1
P00000005523  PUMPING STATION - HILL RD.                                     1
P00000012346  HONDA GENERATOR MODEL #EG2200                                  1
P00000029655  FILL STATION                                                   1
P00000038014  PUMPING STATION                                                1
P00000041871  TRACTOR/WHEEL HORSE MODEL 31160803                             1
P00000048747  ROCKWELL METER                                                 1
P00000048748  NEPTUNE METER                                                  1
**  ACCOUNT               0353000100                                        ---
                                                                            18
                                                                            ---

P00000002456  HY TEMP                                                        1
P00000002457  TOWNSEND HEATER                                                1
P00000002458  PARKING LOT AT WAREHOUSE                                       1
P00000012792  15,000 GALLON TANK                                             1
P00000031551  18000 GAL TK-MT BLANCHARD                                      1
P00000031553  18000 GAL TK-CLAY CENTER                                       1
P00000031555  15000 GAL TK-TRAILER COURT                                     1
P00000031556  12000 GAL TK-TRAILER COURT                                     1
P00000031557  18000 GAL TK ETC-THOMAS INDUSTRIES                             1
P00000031558  18000 GAL TANK-NEOPLIS                                         1
P00000031559  18000 GAL LANDMARK TK-NAPOLEON                                 1
P00000040370  30000 GALLON TANK                                              1
P00000040372  30000 GALLON TANK                                              1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000045558  30000 GAL STORAGE TANK                                          6
**  ACCOUNT               0353000300                                         ---
                                                                             19
                                                                             ---
P00000002461  FUELGAS SIGN ON SIDE OF BLDG                                    1
P00000002462  EMRO PROPANE SIGN OUT FRONT                                     1
P00000050066  SIGN                                                            1
P00000050067  SIGN                                                            1
**  ACCOUNT               0353000800                                          --
                                                                              4
                                                                              --
P00000002451  VICTOR CALC 1900                                                1
P00000002472  BOAT-SHAPED 10' CONFERENCE TABLE                                1
P00000002473  FILE CABINET                                                    1
P00000002474  BEIGE DESK                                                      1
P00000002475  BROWN SIDE CHAIRS WITH ARMS                                    10
P00000002476  VIRTA SCREENS                                                   6
P00000002477  FILE CABINET                                                    1
P00000002478  REFRIGERATOR                                                    1
P00000002479  CHAIRS                                                          2
P00000002480  CHAIR                                                           1
P00000002481  BLACK CHAIR                                                     1
P00000002482  COPIER STAND                                                    1
P00000002484  COPY MACHINE                                                    1
P00000002485  BROWN CHAIR                                                     1
P00000002489  PAYMENT ON ROLM TELEPHONE                                       1
P00000002496  VICTOR CALC 1800                                                1
P00000002498  CARBON REMOVER                                                  1
P00000002500  CHECK PROTECTOR                                                 1
P00000002520  PICTURES                                                        2


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000002521  FILE CABINET                                                   1
P00000002526  MICROVIEWER                                                    1
P00000002529  MICROVIEWER                                                    1
P00000002556  DESKS 33055                                                    2
P00000002557  STENO S22CH75348/6                                             2
P00000002558  HON CREDENZA                                                   1
P00000002560  HASCO STAND                                                    1
P00000002561  STENO CHAIR                                                    1
P00000002574  BEIGE CHAIR                                                    1
P00000002575  WALNUT TABLE                                                   1
P00000002576  LEGAL FILES                                                   15
P00000002577  BOOKCASES                                                      6
P00000002578  CROME-BASED WALNUT CREDENZAS                                   2
P00000002579  WALNUT EXEC DESK - LAMINAT TOP                                 1
P00000002580  WALNUT CREDENZA                                                1
P00000002581  PICNIC TABLES                                                  2
P00000002582  KALKASKA PAINTING                                              1
P00000002583  ETCHINGS                                                       2
P00000002584  SELECTRIC III TYPEWRITER                                       1
P00000002585  SALES MGR DESK TABLE & BOOKCASE                                1
P00000002586  TABLE LAMPS                                                    4
P00000002587  ASHTRAYS                                                      24
P00000002588  CABLE FOR DATA POINT                                           1
P00000002589  DESKS (DOUBLE PEDESTAL)                                        3
P00000002590  CHAIRS                                                        25
P00000002591  BINDER BINS                                                   30
P00000002592  POWER PANELS                                                  54
P00000002593  POWER LIGHTS                                                  15
P00000002594  PAPER RECEPTICAL                                               1
P00000002595  BEIGE DESK                                                     1
P00000002597  PICTURES                                                      15
P00000002598  GUEST ARM CHAIRS                                              12
P00000002599  LOUNGE CHAIRS                                                  2
P00000002600  CORNER TABLE                                                   1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000002601  WALNUT BOOKCASES                                                4
P00000002602  DESKS                                                           7
P00000002603  CREDENZAS                                                       7
P00000002604  RECEPTION UNIT                                                  1
P00000002605  EXECUTIVE CHAIR - PRESIDENT                                     1
P00000002606  EXECUTIVE CHAIRS                                                3
P00000002607  LEGAL FILE                                                      1
P00000002608  BOOKCASE - BLACK                                                1
P00000002609  LEGAL FILE                                                      1
P00000002610  CLOCKS                                                          3
P00000002611  DISC CARTRIDGES                                                 8
P00000002612  STEREO SYSTEM                                                   1
P00000002614  MICROVIEWERS                                                    1
P00000002615  FOLDING TABLE                                                   1
P00000002616  CEILING SCREEN                                                  1
P00000002617  POWER PANEL                                                     1
P00000002618  PICTURES                                                       16
P00000002619  MAPLE TABLES                                                    2
P00000002620  MAPLE CHAIRS                                                   16
P00000002621  NAMEPLATES                                                      9
P00000002625  SECURITY MIRROR                                                 1
P00000002626  STORAGE CABINET                                                 1
P00000002627  BROWN GUNLOCKE CHAIR - SALES MANAGER                            1
P00000002628  TIMOTHY SIDE CHAIRS                                             4
P00000002629  MUELLER SIDE CHAIRS                                             1
P00000002630  HONEY OAK TABLE                                                 1
P00000002631  LEATHER LOUNGE CHAIR                                            1
P00000002632  SHELVING UNIT                                                   1
P00000002633  PLANTERS                                                       15
P00000002634  SHELVING UNIT                                                   1
P00000002635  TABLES                                                          2
P00000002636  TABLES                                                          4
P00000002637  T/BARS                                                         85
P00000002639  EMPIRE STOVE                                                    1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000002641  5-DRAWER BEIGE FILES                                           3
P00000002642  LAMPS WITH HATCH DESIGN                                        2
P00000002643  MICRON READERS                                                 1
P00000002644  FILE CABINETS                                                  6
P00000002645  LEGAL BOXES                                                   60
P00000002646  ASSEMBLY TRAYS                                                20
P00000002647  LETTER-FOLDING MACHINE                                         1
P00000002648  CHAIR WITHOUT ARMS                                             1
P00000002649  BEIGE FILES                                                    2
P00000002651  AIR CONDITIONERS                                               2
P00000003176  BEIGE 4-DRAWER FILE CABINET                                    1
P00000003190  FILE CABINET                                                   1
P00000003348  VICTOR ADDING MACHINE                                          1
P00000003424  CHAIR                                                          1
P00000003425  SINGLE DOLLY                                                   1
P00000003484  MICROVIEWER                                                    1
P00000003507  BURSTER IMPRINTER                                              1
P00000003508  DESL 6030 W/CD & LOCK                                          1
P00000003509  DESK 6030 W/CD & LOCK                                          1
P00000003510  CHAIR                                                          1
P00000003511  CHAIR                                                          1
P00000003512  BINDER BIN W/LK 30"                                            1
P00000003513  BINDER BIN W/LK 30"                                            1
P00000003514  BINDER BIN W/LK 30"                                            1
P00000003515  BINDER BIN W/LK 30"                                            1
P00000003516  TASK LIGHT 60"                                                 1
P00000003517  TASK LIGHT 60"                                                 1
P00000003541  20 X 18 CUSTOM TABLE                                           1
P00000003542  LAMP                                                           1
P00000003591  BINDER BIN                                                     1
P00000003592  BINDER BIN                                                     1
P00000003593  BINDER BIN                                                     1
P00000003594  BINDER BIN                                                     1
P00000003595  BROWN SIDE CHAIR                                               1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000003596  BROWN SIDE CHAIR                                               1
P00000003597  BROWN SWIVEL CHAIR                                             1
P00000003598  WALNUT EXEC DESK                                               1
P00000003599  BROWN & WALNUT CREDENZA                                        1
P00000003642  4-DRAWER FILE                                                  1
P00000003643  APPLIANCE CART                                                 1
P00000003760  TEAK-TOP BEIGE DESK EXTENSION                                  1
P00000003761  TEAK-TOP BEIGE DESK EXTENSION                                  1
P00000003762  4-DRAWER BEIGE LEGAL FILE                                      3
P00000003763  4-DRAWER BLACK LEGAL FILE                                      1
P00000003958  8 X 5 CARD TRAY                                                1
P00000003959  AURORA STEEL FILE                                              1
P00000004104  OAK FILE -  RECEPTIONIST                                       1
P00000004448  STORAGE RACK                                                   1
P00000004509  EXHAUSE FAN                                                    1
P00000004516  BEIGE BOOKCASE                                                 1
P00000004589  SELECTRIC TYPEWRITER                                           1
P00000004689  VICTOR 305                                                     1
P00000004716  SHARP                                                          1
P00000004718  VICTOR 605                                                     1
P00000004719  VICTOR 605                                                     1
P00000004720  VICTOR 605                                                     1
P00000004721  VICTOR 605                                                     1
P00000004722  VICTOR 605                                                     1
P00000004723  VICTOR 605                                                     1
P00000004724  VICTOR 605                                                     1
P00000004725  VICTOR 605                                                     1
P00000004734  VICTOR 605                                                     1
P00000004736  VICTOR 605                                                     1
P00000004737  VICTOR 302                                                     1
P00000004738  VICTOR 302                                                     1
P00000004739  VICTOR 302                                                     1
P00000004740  VICTOR 302                                                     1
P00000004741  VICTOR 302                                                     1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000004742  VICTOR 302                                                    1
P00000004743  VICTOR 605                                                    1
P00000005620  MEMORYWRITER - XEROX 615                                      1
P00000007188  DEGREE DAY CLOCK & CABLE                                      1
P00000007495  5 TON AIR CONDITIONER                                         1
P00000007562  FURNACES
P00000007718  VCR VIDEO RECORDER                                            1
P00000007719  SANYO TV                                                      1
P00000007863  SHELVING                                                      1
P00000007867  5 DR ON LEGAL FILES                                           4
P00000008271  TYPEWRITER                                                    1
P00000008272  TYPEWRITER                                                    1
P00000010462  MINI BLINDS                                                   1
P00000010486  SHREDDER                                                      1
P00000010956  DESKS                                                         2
P00000011363  SAVIN 5030 COPIER                                             1
P00000012304  MAIL OPENER                                                   1
P00000015970  MICRO READER                                                  1
P00000018683  IBM TYPEWRITER                                                1
P00000021151  SELECTRIC TYPEWRITER                                          1
P00000021152  SELECTRIC TYPEWRITER                                          1
P00000021153  SELECTRIC TYPEWRITER                                          1
P00000021154  SELECTRIC TYPEWRITER                                          1
P00000021155  SELECTRIC TYPEWRITER                                          1
P00000021156  SELECTRIC TYPEWRITER                                          1
P00000021157  SELECTRIC TYPEWRITER                                          1
P00000021158  SELECTRIC TYPEWRITER                                          1
P00000021159  SELECTRIC TYPEWRITER                                          1
P00000021160  SELECTRIC TYPEWRITER                                          1
P00000021161  SELECTRIC TYPEWRITER                                          1
P00000021163  SELECTRIC TYPEWRITER                                          1
P00000021164  SELECTRIC TYPEWRITER                                          1
P00000021165  SELECTRIC TYPEWRITER                                          1
P00000022283  POLLING UNIT                                                  1

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------

P00000026750  ELECTRONIC POSTAGE MACHINE MODEL 305AS4                        1
P00000026951  MONROE 2850                                                    1
P00000031727  5052 COPIER                                                    1
P00000034796  DEX 150 FAX                                                    1
P00000037530  DISK DRIVE-DATAPOINT                                           1
P00000039115  STAND, VIDEO                                                   1
P00000039116  BOARD, MARK-WIPE                                               1
P00000039117  DESK, 60X30 LFT HON                                            1
P00000039119  DESK, 5/PED RGT HON                                            1
P00000039120  TABLE, HOSPITALITY-WALNUT                                     10
P00000039121  FILE, 4 DRAWER                                                 5
P00000039122  FILE CABINET 4 DWR-LGL                                         2
P00000039123  LOCK, HON SERIES CABINET                                       2
P00000039124  CONTAINER, RND BGE                                             3
P00000039125  WASTEBASKET, BLACK                                             3
P00000039126  CHAIR MAT 45X53                                                1
P00000039127  CHAIR, HIGH BACK                                               1
P00000039128  CHAIR, HIGH BACK                                               2
P00000039129  DESK, DBL PED BK 36X72                                         1
P00000039674  TABLE/BLACK WALNUT                                             3
P00000039675  TABLE/60X30                                                    3
P00000039676  TABLE/30X30 BK/WL                                              3
P00000039677  4 DWR FILE CABINET/LGL                                         2
P00000039678  CHAIR/ARMED GRAY                                               3
P00000039679  4 DWR FILE CAB/LTR                                             1
P00000039680  CHAIR/GRAY STATIONARY                                          6
P00000039681  CHAIR/SEC BLUE                                                 1
P00000039890  CHAIR/BLUE                                                    30
P00000039949  TABLE/UTLITY                                                   2
P00000039950  STAND 30X30 BEVIS                                              1
P00000040362  PHONE SYSTEM                                                   1
P00000040383  ADDT'L DOWN PMT/PHONE                                          1
P00000041641  FAX/DEX 80                                                     1
P00000043287  FURNACE                                                        1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000043610  CHECK PROTECTOR                                                 1
P00000043833  PHONE SYSTEM                                                    1
P00000045668  FLAG POLE & FLAG                                                1
P00000045826  COPIER                                                          1
P00000045873  LIGHT/FLAG POLE                                                 1
P00000045951  VIDEO CAMERA                                                    1
P00000048411  SOFTWARE FOR TELEPHONE SYSTEM                                   1
P00000048419  COPY MACHINE                                                    1
P00000048423  SCALE/ELECTRONIC                                                1
**  ACCOUNT               0357000000
                                                                            ---
                                                                            273
                                                                            ---
P00000035816  BASE STATION                                                    1
P00000036036  MOBIL STATION/RADIO                                            17
P00000049406  RADIO                                                           4
**  ACCOUNT               0357000100
                                                                            ---
                                                                             22
                                                                            ---
P00000005667  PATCH PANEL                                                     1
P00000005668  PATCH PANEL                                                     1
P00000005669  PATCH PANEL                                                     1
P00000005670  SCOPE                                                           1
P00000005674  TELE-COMM. EQUIPMENT CABINET                                    2
P00000005675  DATA LINE MONITOR                                               1
P00000031670  DATAPOINT/7085-7522                                             1
P00000031931  IBM MONITOR                                                     1
P00000031932  IBM PC XT                                                       1
P00000031934  MODEM-HAYES 96                                                  1
P00000031936  MODEM 0983801-003                                               1
P00000031941  MODEM UDS 9600 AB                                               1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000031942  MODEM UDS 9600 AB                                              1
P00000031943  MODEM PLT 19.2                                                 1
P00000031950  UDS 9600 AB                                                    1
P00000031959  UDS 9600 AB                                                    1
P00000031968  UDS 9600 AB                                                    1
P00000031972  SOFTWARE                                                       1
P00000035864  TANDY 4000                                                     1
P00000037050  PRINTER                                                        1
P00000037496  PRINTER/LASER                                                  1
P00000038277  PC COMPUTER/PRINTER                                            1
P00000038523  COMPUTER-MONITOR                                               1
P00000038564  PROCESSOR-8605                                                 1
P00000038979  COMPUTER/IBM PC                                                1
P00000038980  IBM PRINTER                                                    1
P00000040141  386SX-MFP                                                      1
P00000040222  COMPUTER 386SX/ISIMB                                           1
P00000040227  COMPUTER 386SX/ISIMB                                           1
P00000040228  COMPUTER 386SX/ISIMB                                           1
P00000040238  COMPUTER 386SX/ISIMB                                           1
P00000040242  COMPUTER 386SX/ISIMB                                           1
P00000040249  LASER PRINTER                                                  1
P00000040347  386SX-MPF                                                      1
P00000040349  VAX 4000                                                       1
P00000040350  4MM DAT TAPE                                                   1
P00000040351  LG01 PRINTER                                                   1
P00000040352  DEMPR                                                          1
P00000040353  DELNI                                                          1
P00000040354  DELSERVER 300                                                  1
P00000040355  DESMA                                                          1
P00000040357  UPS-HA10G                                                      1
P00000040358  DEPCA                                                          5
P00000040359  MVAX 3100                                                      1
P00000040360  LA75                                                           1
P00000040361  VT320                                                          1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000040363  HARD DRIVE                                                      47
P00000040739  COMPUTER                                                         1
P00000041213  9600 MODEM & CABLES/ROBOTICS                                     1
P00000041304  COMPUTER                                                         7
P00000041305  COLOR MONITOR                                                    1
P00000041306  B/U DISC ISASX                                                  14
P00000041332  NETWORK MANAGER PC                                               1
P00000041333  NODE DOS                                                        52
P00000041407  MODEM                                                            1
P00000041650  ETHERNET IEEE 802.3 DEVICE                                       3
P00000041651  DECSCHEDULER BIN & DOCTK                                         1
P00000041652  PCSA OS/2 CLIEN RX23                                             1
P00000041654  NETWORK IMPLEMENTATION                                           1
P00000041655  ETHERWORKS DEPCA TURBO                                          10
P00000041656  MONO AMBER TERM USA                                              1
P00000041657  RRD40 600MB,CDROM,EXPB0X120                                      1
P00000041658  DS300 EIA423 TRMSV 120V                                          1
P00000041659  DS200 RS232 TRMSV 120V                                           1
P00000041660  ADD-ON 8 MUX RS232-BA21X                                         1
P00000041661  UTP MAU                                                          5
P00000041662  UTP DECREPEATER 350                                              1
P00000041663  LICENSE, PATHWORKS DOS                                          12
P00000041664  LICENSE, VAX/VMS 0.S.                                            1
P00000041665  DECSVR 200/VMS 0.S.                                              1
P00000041666  DECSCHEDULER                                                     1
P00000041667  VAX DIST QUENE LICENSE                                           1
P00000041668  VAX DIST QUENE LICENSE                                           1
P00000041669  VAX DIST QUENE TK50                                              1
P00000041670  SERV LICENSE,PSCA 0S/2                                           1
P00000041671  CLIEN LICENSE, PCSA OS/2                                         1
P00000041673  CABLE LP37AA BC27A30                                             1
P00000041727  LINE PORT/COMPUTER                                               1
P00000041755  SOLID STATE RECORDER                                             1
P00000041760  OPERATING SYSTEM S/W                                            18


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000041772  CPU 286/386 PC386SX/IS IMB                                     1
P00000041773  CUSTOM DRIVE TAPE                                             12
P00000041774  MONITOR/DISPLAY COLOR                                          1
P00000041780  MONITOR/DISPLAY COLOR                                          1
P00000041789  MEMORY CHIPS                                                   1
P00000041797  PC SYSTEM 486/33                                               1
P00000041798  CUS HARD DRIVE D                                               1
P00000041869  LANTASTIC SOFTWARE                                            12
P00000041870  ADD-ON CARD                                                    1
P00000043826  PAINT JET PRINTER                                              1
P00000044012  386SX COMPUTER                                                 1
P00000044013  386SX COMPUTER                                                 1
P00000044016  PC MONITOR                                                     1
P00000044017  PC MONITOR                                                     1
P00000044018  PC MONITOR                                                     1
P00000044019  PC MONITOR                                                     1
P00000044123  CXYO8-AF TERMINAL CONTROLLER                                   1
P00000044155  COMPUTER                                                       1
P00000044156  COMPUTER                                                       1
P00000044438  SOFTWARE                                                       1
P00000044483  IBM MODEL 36                                                   1
P00000044484  PRINTER                                                        1
P00000044485  IBM COMPUTER                                                   1
P00000045955  COMPUTER DISC                                                  1
P00000045978  COMPUTER DISC                                                  1
P00000045979  COMPUTER DISC                                                  1
P00000046003  PC                                                             1
P00000046004  PC #1523604479                                                 1
P00000046011  COLOR MONITOR                                                  1
P00000046012  COLOR MONITOR                                                  1
P00000046019  PC  1523982555                                                 1
P00000046024  COLOR MONITOR                                                  1
P00000046040  IBM THINKPAD                                                   1
P00000046041  IBM THINKPAD                                                   1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000046217  IBM THINKPAD PRINTER                                            1
P00000046218  IBM THINKPAD PRINTER                                            1
P00000046219  HP LASERJET                                                     1
P00000046220  IBM THINKPAD PRINTER                                            1
P00000046221  BACKUP TAPE 18GBF PEDIESL                                       1
P00000046223  NCR 386SX PC                                                    1
P00000046225  NETWORK INTERCONNECT                                            1
P00000046226  DEC-REPEATER 350                                                1
P00000046227  DEC-REPEATER 350                                                1
P00000046228  DEC FILE OPTM V CW 300                                          1
P00000046229  SOFTWAARE LICENSE/DEC C++ V                                     1
P00000046375  9600 MODEM & CABLES/ROBOTICS                                    1
P00000046457  NCR MONITOR                                                     1
P00000046501  MONITOR                                                         1
P00000046511  IBM COMPUTER                                                    1
P00000046665  9600 MODEM & CABLES/ROBOTICS                                    1
P00000046690  9600 MODEM & CABLES/ROBOTICS                                    1
P00000046719  MULTIPLEXOR SER# 3141767                                        1
P00000046742  PC 486DX                                                        1
P00000046744  PC 486DX                                                        1
P00000046855  COMPUTER IBM 300/MOD                                            1
P00000046856  COMPUTER IBM 300/MOD                                            1
P00000046868  IBM MODEM                                                       1
P00000046880  IBM PC/COLOR DISPLAY                                            1
P00000046881  IBM PC/COLOR DISPLAY                                            1
P00000046882  IBM PC/COLOR DISPLAY                                            1
P00000046884  IBM PC/COLOR DISPLAY                                            1
P00000046889  IBM PC PS/V                                                     1
P00000046890  IBM PC PS/V                                                     1
P00000046891  IBM PC PS/V                                                     1
P00000046892  IBM COLOR DISPLAY                                               1
P00000046893  IBM COLOR DISPLAY                                               1
P00000046894  IBM COLOR DISPLAY                                               1
P00000047073  665MB HARD DRIVE                                                1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000047665  SOFTWARE/DW MOTIF LICENSE                                      1
P00000047667  DECREPEATER                                                    1
P00000047760  THINKPAD 350                                                   1
P00000047761  THINKPAD 350                                                   1
P00000047762  THINKPAD 350                                                   1
P00000047763  THINKPAD 350                                                   1
P00000047764  PRINTER                                                        2
P00000047765  CASE                                                           2
P00000048269  MODEM                                                          1
P00000048270  IBM 14V COLOR MONITOR                                          1
P00000048271  IBM PS/V 486SX                                                 1
P00000048273  IBM PS/V 486SX                                                 1
P00000048274  IBMPS/V 82M 486DX                                              1
P00000048275  IBMPS/V 82M 486DX                                              1
P00000048276  IBMPS/V 82M 486DX                                              1
P00000048277  IBMPS/V 82M 486DX                                              1
P00000048278  MODEM                                                          3
P00000048282  IBM 14V COLOR MONITOR                                          1
P00000048283  IBM 14V COLOR MONITOR                                          1
P00000048284  IBM 14V COLOR MONITOR                                          1
P00000048286  IBM PS/V 486SX                                                 1
P00000048287  IBM PS/V 486SX                                                 1
P00000048289  IBM PS/V 486SX                                                 1
P00000048292  IBM PS/V 486SX                                                 1
P00000048293  IBM PS/V 486SX                                                 1
P00000048294  IBM PS/V 486SX                                                 1
P00000048296  IBM PS/V 486SX                                                 1
P00000048297  IBM PS/V 486SX                                                 1
P00000048300  IBM PS/V 486SX                                                 1
P00000048301  IBM PS/V 486SX                                                 1
P00000048303  IBM PS/V 486SX                                                 1
P00000048305  IBM PS/V 486SX                                                 1
P00000048306  IBM PS/V 486SX                                                 1
P00000048307  IBM PS/V 486SX                                                 1



DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000048308  IBM PS/V 486SX                                                1
P00000048309  IBM PS/V 486SX                                                1
P00000048310  IBM PS/V 486SX                                                1
P00000048313  IBM 14V COLR/S MONITOR                                        1
P00000048314  IBM 14V COLR/S MONTIOR                                        1
P00000048317  IBM 14V COLR/S MONITOR                                        1
P00000048320  IBM 14V COLR/S MONITOR                                        1
P00000048322  IBM 14V COLR/S MONITOR                                        1
P00000048323  IBM 14V COLR/S MONITOR                                        1
P00000048325  IBM 14V COLR/S MONITOR                                        1
P00000048326  IBM 14V COLR/S MONITOR                                        1
P00000048327  IBM 14V COLR/S MONITOR                                        1
P00000048329  IBM 14V COLR/S MONITOR                                        1
P00000048330  IBM 14V COLR/S MONITOR                                        1
P00000048331  IBM 14V COLR/S MONITOR                                        1
P00000048332  IBM 14V COLR/S MONITOR                                        1
P00000048333  IBM 14V COLR/S MONITOR                                        1
P00000048335  IBM 14V COLR/S MONITOR                                        1
P00000048336  IBM 14V COLR/S MONITOR                                        1
P00000048337  IBM 14V COLR/S MONITOR                                        1
P00000048338  IBM 14V COLR/S MONITOR                                        1
P00000048340  IBM 14V COLR/S MONITOR                                        1
P00000048342  IBM PS/2 77 QNA/486DX2                                        1
P00000048343  IBM PS/2 8MB MOD                                              2
P00000048344  IBM THINKPAD 350                                              1
P00000048345  IBM THINKPAD 350                                              1
P00000048346  APEC 2400DATA 96 FAX                                          2
P00000048418  PROXIMA PROJECTOR                                             1
P00000049959  MONO AMBER TERM USA                                           1
P00000049960  MONO AMBER TERM USA                                           1
P00000049961  MONO AMBER TERM USA                                           1
P00000049962  MONO AMBER TERM USA                                           1
P00000049963  MONO AMBER TERM USA                                           1
P00000049964  MONO AMBER TERM USA                                           1


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
P00000049965  MONO AMBER TERM USA                                           1
P00000049966  MONO AMBER TERM USA                                           1
P00000049969  MONO AMBER TERM USA                                           1
P00000049970  MONO AMBER TERM USA                                           1
P00000049971  MONO AMBER TERM USA                                           1
P00000049972  MONO AMBER TERM USA                                           1
P00000049973  MONO AMBER TERM USA                                           1
P00000049974  MONO AMBER TERM USA                                           1
P00000049975  MONO AMBER TERM USA                                           1
P00000049976  MONO AMBER TERM USA                                           1
P00000049977  MONO AMBER TERM USA                                           1
P00000049978  MONO AMBER TERM USA                                           1
P00000049979  MONO AMBER TERM USA                                           1
P00000049980  MONO AMBER TERM USA                                           1
P00000049981  MONO AMBER TERM USA                                           1
P00000049982  MONO AMBER TERM USA                                           1
P00000049984  MONO AMBER TERM USA                                           1
P00000049985  MONO AMBER TERM USA                                           1
P00000050036  9600 MODEM & CABLES/ROBOTICS                                  1
P00000050048  9600 MODEM & CABLES/ROBOTICS                                  1
P00000050049  9600 MODEM & CABLES/ROBOTICS                                  1
P00000050050  9600 MODEM & CABLES/ROBOTICS                                  1
P00000050051  9600 MODEM & CABLES/ROBOTICS                                  1
P00000050058  MODEM-DETROIT REF                                             1
P00000050059  UTP DECREPEATER 350                                           1
**  ACCOUNT               0357000200
                                                                          ----
                                                                          433
                                                                          ----
**  BRANCH                100
                                                                        ------
                                                                        1,269
                                                                        ------


DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

CORP  BRANCH
CODE
- ----  ------
EPC   100

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
**CORP                EPC
                                                                         ------
                                                                         4,714
                                                                         ------

DATE/TIME 08/30/94 11.44                                 EMRO PROPANE COMPANY
                                                         M&D FIXED ASSET LISTING

ITEM NUMBER   ASSET DESC                                                    ITEM
              LONG                                                      QUANTITY
- --------------------------------------------------------------------------------
***GRAND-TOTALS
                                                                          4,714


                                  EXHIBIT 1.14

                                EXCLUDED ASSETS

1. Subject to the provisions of Article XIII, the Emro Propane Company name and logo in any form.

2. Cash and cash equivalents, except for the amount in the cash drawers as determined under Section 3.3, and prepayments and deposits as determined under Section 3.5.

3.       All shares of preferred stock in USX Portfolio Delaware, Inc.

4.       EPC owned underground storage tanks at customers' locations.

                                  EXHIBIT 1.15

                            EXCLUDED STATION ASSETS

1. Subject to the provisions of Section 24.15, the Shell and MAPCO names and logos in any form.

2. Cash and cash equivalents, except for the amount in the cash drawers as determined under Section 3.3, and prepayments and deposits as determined under Section 3.5.

3.       Shell verifone machines and Shell imprinters.

                                  EXHIBIT 1.19

                               TRUCK SPARE PARTS



                           Alternators & Starters
                           Brakes
                           LP Carburetors
                           Engine Parts
                           Bobtail Hood
                           Meter & Pump Parts
                           Tires
                           Suspension & Steering Parts
                           Safety Equipment
                           Carburetor Repair Kits
                           Axle Parts
                           Drive Shaft Parts
                           Truck Body & Bobtail Metal Parts
                           Engine Exhaust System Parts
                           Bobtail Piping & Carburetor Fittings
                           Trailer Parts
                           Ignition Parts
                           Lighting Parts & Equipment
                           Meter Parts
                           Transmissions & Parts
                           Transfer Cases & Parts
                           Power Take-offs & Parts

                                  EXHIBIT 1.21

                                      LAND

                                     OWNED


                                    MICHIGAN

  Corporate Office:
  6054 Hill-23 Drive                                     3101 W. Houghton Lake Dr.
  Flint, MI 48507                                        Houghton Lake, MI 48629

  1855 Remell Street                                     15317 S. Telegraph
  Flint, MI 48503                                        Monroe, MI 48161

  1839 Remell Street                                     3306 Lapeer Road
  Flint, MI 48503                                        Flint, MI 48501

  7038 Westside Saginaw Road                             1400 S. Huron
  Bay City, MI 48706                                     Tawas City, MI 48763

  Junction M-81 & M-53                                   3950 Ann Arbor Road
  Cass City, MI 48726                                    Jackson, MI 49202

  525 S. I-75 Business Loop                              303 W. Parkdale Avenue
  Grayling, MI 49738-0503                                Manistee, MI 49660

  3223 US-23 South                                       5541 Lapeer Street
  Alpena, MI 49707                                       Kimball, MI 48074

  2147 I-75 Business Loop                                2541 West M-61
  West Branch, MI 48661                                  Gladwin, MI 48624

  10029 30th Ave. (M-66)                                 645 E. Highland R. (M-59)
  Remus, MI 49340                                        Howell, MI 48844

  961 N. Van Dyke Road                                   10332 S. State Rd.
  Bad Axe, MI 48413                                      Millington, MI 48746

  6021 E. Pere Marquette Rd., Rt. #4                     8290 Silver Lake Road
  Clare, MI 48617                                        Linden, MI 48451

  51897 N. Gratiot                                       4234 M-25
  Chesterfield, MI 48051                                 Unionville, MI 48767

  3971 N. M-33                                           17771 Sumpter Road
  Rose City, MI 48654                                    Belleville, MI 48111

                                     OWNED

  225 Cedar                                              2628 N. US 131 NE
  Imlay City, MI 48444                                   Kalkaska, MI 49646

  M-33 - P.O. Box 335                                    401 N. Straits Hwy. (M-27)
  Atlanta, MI 49709                                      Indian River, MI 49749

  4981 E. M-115                                          13021 Michigan Avenue
  Cadillac, MI 49601                                     Marshall, MI 49068

  2145 W. Gun Lake Road                                  8350 US-127, Rt. #1
  Hastings, MI 49058                                     Addison, MI 49220

  7777 E. Old M-78                                       US 131 & Dead Man's Hill Rd.
  East Lansing, MI 48823                                 Alba, MI

  Honor Hwy. (US 31) & Reynolds Rd.                      5001 Ann Arbor Road
  Interlochen, MI                                        Dundee, MI

  Approximate 1.6 Acre Parcel of land in Onaway          Approximate 5.5 acre parcel of land,  3/4 mile east
  Industrial Park, Onaway, MI, better known as Tax       of 8290 Silver Lake Rd., Linden, MI, better known
  Parcel I.D. No. 160-205-000-020-03 City of Onaway,     as Tax Parcel I.D. No. A-332-B, Argentine Twp.,
  Presque Isle, MI                                       Genesee County, MI

                                    ILLINOIS

  Rt. #5 - Hwy. 45S                                      Hwy. 130 & Main St.
  Fairfield, IL 62837                                    Hidalgo, IL 62432

  North Rt. #45                                          Rt. #33E
  Effingham, IL 62401                                    Oblong, IL 62449

  120 W. Mac Avenue                                      Rt. #1S
  Olney, IL 62450                                        West Union, IL 62477

  177 S. Main                                            US Hwy. 45
  Louisville, IL 62858                                   Louisville, IL 62858

  1001 W. Randolph                                       RR #4
  Vandalia, IL 62471                                     Charleston, IL 61920

  12275 Highland Rd.                                     Route #128N
  Highland, IL 62249                                     Shelbyville, IL 62565

  2041 N. Broadway                                       Hwy. Rt. 1N
  Salem, IL 62881                                        Grayville, IL 62844

  707 N.E. Third or off Rt. 49                           605 W. Main Street or Rt. 40
  Casey, IL, better known as Tax Parcel I.D. No. 03-     Casey, IL, better known as Tax Parcel I.D. No. 03-
  018-016-00                                             021-018-00
  Clark County, IL                                       Clark County, IL

                                     OWNED

  S. Broadway                                            1416 E. Archer Avenue - RR #4
  Shelbyville, IL 62565                                  Marshall, IL

  US 40 (RR #2)                                          US 45 & I-57
  Martinsville, IL                                       Neoga, IL

  907 E. Cumberland                                      St. Rt. 130 (Rt. #1)
  Greenup, IL                                            Hidalgo, IL

  Lake View Street                                       4011 E. Muller Avenue
  Niantic, IL                                            Decatur, IL

  US Hwy. No. 50                                         RR #3 (Co. Rds. 900 E & 1100 N)
  Claremont, IL                                          Lawrenceville, IL

  508 N.E. First or Rt. 49/N. Central
  Casey, IL, better known as Tax Parcel I.D.
  No. 03-087-010-00
  Clark County, IL

                                    INDIANA

  Rt. #5 - Box 232A                                      US 421 S-County Rd. 550 S
  Vincennes, IN 47591                                    Francesville, IN 47946

  120 Osmer                                              * P.O. Box 07 - RR #2
  Lucerne, IN 46950                                        Urbana, IN 46990

  423 N. Halleck
  Demotte, IN 46310

                                      OHIO

  1875 E. State Street                                   V-071 S. State Rt. #66
  Fremont, OH 43420                                      Archbold, OH 43502

  59 Hyde Street                                         4620 W. Lakeshore Drive
  Wakeman, OH 44889                                      Port Clinton, OH 43452

  5340 W. Tiffin Street                                  1 Amberwood Court
  Bascom, OH 44809                                       Ashland, OH 44805

  5517 Woodville Road                                    8348 Providence-Neapolis-Swanton Rd.
  Toledo, OH 43619                                       Neapolis, OH 43547

  St. Rt. 98                                             29185 St. Rt. 281
  Bucyrus, OH                                            Defiance, OH

  15083 Fulton Co. Rd. J                                 8880 St. Hwy. 109
  Wauseon, OH                                            Delta, OH

   * THIS PARCEL TOGETHER WITH A PARCEL LEASED BY EPC CONSTITUTE THE SITE AT URBANA, INDIANA OWNED OR LEASED BY EPC.

                                     OWNED

  RD 2, 1217 New State Rd.                               St. Rt. 4 (Columbus-Sandusky Rd.)
  Norwalk, OH                                            Bellevue, OH

  8860 Providence-Neapolis-Swanton Rd.                   Thompson & Put-In-Bay Rds.
  Neapolis, OH                                           Put-In-Bay, OH

  8534 S. St. Rt. 4 (Columbus & Sandusky Park Rd.)       13398 Cygnet Rd. & US 25
  Attica, OH                                             Cygnet, OH


                                      LAND

                                   LEASED ***

                                    MICHIGAN

  2750 Lippincott                                        Coman & Broom Rds.
  Flint, MI                                              Waldron, MI

  4407 M-99                                              7923 N. Dixie Hwy.
  Homer, MI                                              Newport, MI

  Area within Emro's fence for
  driveway & parking at 3302 Lapeer
  Road, Flint, MI

                                    ILLINOIS

  3009 Red Stripe Road                                   St. Rt. 49
  Selmaville, IL                                         Kansas, IL

  RR #4, Co. Rd. 725 N                                   RR #1, St. Rt. 1
  Boyleston, IL                                          Norris City, IL

  Lerna Road                                             RR #3, Co. Rd. 325 E
  Lerna, IL                                              Xenia, IL

  Springfield Avenue                                     Illinois & "A" Sts.
  Paris, IL                                              Chrisman, IL

                                    INDIANA

  ** P. O. Box 07 - RR #2                                Folsomville & Degonia Rds.
     Urbana, IN 46990                                    Folsomville, IN

  631 E. Broadway
  Logansport, IN 45347

                                      OHIO

  318 N. High Street                                     Dewey Road
  Mt. Blanchard, OH                                      Amherst, OH

  7164 Farmer/Mark/Center Rds.                           1851 S.R. 590 Near US 20
  Farmer, OH                                             Gibsonburg, OH

  Nr. Bookerman & Clarence                               2040 St. Rd.
  Kelly's Island, OH                                     Port Clinton, OH

   ** THIS PARCEL TOGETHER WITH A PARCEL OWNED BY EPC CONSTITUTE THE SITE AT URBANA, INDIANA OWNED OR LEASED BY EPC.

  ***    ASSIGNMENTS OF LEASE AGREEMENTS ARE SUBJECT TO LESSOR'S APPROVAL.

                                     LEASED

  382 Funk Road                                          Small parcel situated at Emro Marketing Company's
  Shelby, OH                                             fuel center located at 8924 Lake Road
                                                         Lodi, OH

                                  EXHIBIT 1.24

                                  OTHER ASSETS

1. The Fuelgas and NRG trade names, trademarks, service marks and any art therewith.

2. The prepaid deposits for utilities, fuel, leases, maintenance expense, advertising, postage and miscellaneous items.

                                  EXHIBIT 1.27

                           PURCHASE PRICE ALLOCATION

1. The allocations for the purposes of title insurance, and cash allocated prices for the purpose of valuation of a parcel of Land that may be excluded from the transaction pursuant to various terms of this Agreement are set forth on pages 2 through 6 of this Exhibit. The cash allocated values a for purchase price adjustment purposes only and are not necessarily indicative of the fair market value of any or all of the Land shown thereon. Such cash allocated prices do not include costs and expenses reimburseable by EPC relating to the relocation of the Assets located on the Land in accordance with
         Article 14 of the Agreement in the event a parcel of Land may be excluded.

2. The allocations for the purposes of title insurance for a Station are set forth on pages 7 and 8 of this Exhibit.

3. The allocations for the purpose of valuation of a parcel of a Station that may be excluded from the transaction pursuant to various terms of this Agreement are set forth on pages 9 and 10 of this Exhibit. The cash allocated values are for purchase price adjustment purposes only and are not necessarily indicative of the fair market value of any or all of the Stations shown thereon.

4.       The remaining allocations of the Purchase Price are as follows:

              Title Insurance Amounts and Cash Allocated Prices

                                     LAND



                                                               MICHIGAN

Corporate Office:                                     733,800      3101 W. Houghton Lake Dr.                   3          221,000
6054 Hill-23 Drive                                                 Houghton Lake, MI  48629
Flint, MI  48507

1855 Remell Street                                    368,000      15317 S. Telegraph                          28         189,000
Flint, MI  48503                                                   Monroe, MI  48161

1839 Remell Street                                     62,000      3306 Lapeer Road                            1          177,400
Flint, MI  48503                                                   Flint, MI  48501
7038 Westside Saginaw Road                  2         126,400      1400 S. Huron                               4          114,400
Bay City, MI  48706                                                Tawas City, MI  48763

Junction M-81 & M-53                        5          73,200      3950 Ann Arbor Road                         14         127,700
Cass City, MI  48726                                               Jackson, MI  49202

525 S. I-75 Business Loop                   6         144,000      303 W. Parkdale Avenue                      15         125,200
Grayling, MI  49738-0503                                           Manistee, MI  49660
3223 US-23 South                            7          63,600      5541 Lapeer Street                          16         113,600
Alpena, MI  49707                                                  Kimball, MI  48074

2147 I-75 Business Loop                     8         269,000      2541 West M-61                              17         94,600
West Branch, MI  48661                                             Gladwin, MI  48624

10029 30th Ave. (M-66)                      9          97,600      645 E. Highland R. (M-59)                   18         182,000
Remus, MI  49340                                                   Howell, MI  48844
961 N. Van Dyke Road                        10        176,800      10332 S. State Rd.                          19         77,000
Bad Axe, MI  48413                                                 Millington, MI  48746

6021 E. Pere Marquette Rd., Rt. #4          11         91,400      8290 Silver Lake Road                       20         158,400
Clare, MI  48617                                                   Linden, MI  48451

                                                         MICHIGAN (Continued)

51897 N. Gratiot                            12        147,400      4234 M-25                                   21         62,400
Chesterfield, MI  48051                                            Unionville, MI  48767

3971 N. M-33                                13        116,400      17771 Sumpter Road                          22         57,000
Rose City, MI  48654                                               Belleville, MI  48111
225 Cedar                                   23         82,200      2628 N. US 131 NE                           25         143,800
Imlay City, MI  48444                                              Kalkaska, MI  49646

M-33 - P.O. Box 335                         26         66,800      401 N. Straits Hwy. (M-27)                  27         181,400
Atlanta, MI  49709                                                 Indian River, MI  49749

4981 E. M-115                               29        123,500      13021 Michigan Avenue                       30         124,200
Cadillac, MI  49601                                                Marshall, MI  49068
2145 W. Gun Lake Road                       31        111,800      8350 US-127, Rt. #1                         49         118,400
Hastings, MI  49058                                                Addison, MI  49220

7777 E. Old M-78                            75        120,000      US 131 & Dead Man's Hill Rd.                           14,200
East Lansing, MI  48823                                            Alba, MI

Honor Hwy. (US 31) & Reynolds Rd.                      10,000      5001 Ann Arbor Road                                    20,000
Interlochen, MI                                                    Dundee, MI
Approximate 1.6 Acre Parcel of land in                 96,000      Approximate 5.5 acre parcel of land,                   34,500
Onaway Industrial Park, Onaway, MI,                                3/4 mile east of 8290 Silver Lake Rd.,
better known as Tax Parcel I.D. No.                                Linden, MI, better known as Tax Parcel
160-205-000-020-03 City of Onaway,                                 I.D. No. A-332-B, Argentine Twp.,
Presque Isle, MI                                                   Genesee County, MI

                                                               ILLINOIS

Rt. #5 - Hwy. 45S                           59         37,900      Hwy. 130 & Main St.                                    25,500
Fairfield, IL  62837                                               Hildago, IL  62432

North Rt. #45                               60         18,500      Rt. #33E                                    38         121,600
Effingham, IL  62401                                               Oblong, IL  62449
120 W. Mac Avenue                           65         73,500      Rt. #1S                                     39         37,200
Olney, IL  62450                                                   West Union, IL  62477

177 S. Main                                 50         49,000      US Hwy. 45                                             22,100
Louisville, IL  62858                                              Louisville, IL  62858

1001 W. Randolph                            69        144,900      RR #4                                       53         118,500
Vandalia, IL  62471                                                Charleston, IL  61920
12275 Highland Rd.                          72         49,300      Route #128 N                                73         246,400
Highland, IL  62249                                                Shelbyville, IL  62565

2041 N. Broadway                            57        103,600      Hwy. Rt. 1N                                 54          3,700
Salem, IL  62881                                                   Grayville, IL  62844

707 N.E. Third or off Rt. 49 Casey, IL,                41,700      605 W. Main Street or Rt. 40 Casey, IL,                17,900
better known as Tax Parcel I.D. No. 03-                            better known as Tax Parcel I.D. No. 03-
018-016-00 Clark County, IL                                        021-018-00 Clark County, IL
S. Broadway                                            17,100      1416 E. Archer Avenue - RR #4                           4,400
Shelbyville, IL  62565                                             Marshall, IL

US 40 (RR #2)                                          40,600      US 45 & I-57                                           58,200
Martinsville, IL                                                   Neoga, IL

907 E. Cumberland                                      20,600      St. Rt. 130 (Rt. #1)                                   50,400
Greenup, IL                                                        Hidalgo, IL

Lake View Street                                       7,700       4011 E. Muller Avenue                       55         48,600
Niantic, IL                                                        Decatur, IL
US Hwy. No. 50                                        147,000      RR #3 (Co. Rds. 900 E & 1100 N)                        30,000
Claremont, IL                                                      Lawrenceville, IL

                                                         ILLINOIS (Continued)

508 N.E. First or Rt. 49/N. Central         37        160,600
Case, IL, better known as Tax Parcel
I.D. No. 03-087-010-00
Clark County, IL

                                                               INDIANA

Rt. #5 - Box 232A                                      38,400      US 421 S-County Rd. 550 S                   66         53,400
Vincennes, IN  47591                                               Francesville, IN  47946

120 Osmer                                   68         72,400      1P.O. Box 07 - RR #2                        70         15,000
Lucerne, IN  46950                                                 Urbana, IN  46990

423 N. Halleck                              71        212,400
Demotte, IN  46310

                                                                 OHIO

1875 E. State Street                        41        139,200      V-071 S. State Rt. #66                      46         196,600
Fremont, OH  43420                                                 Archbold, OH  43502

59 Hyde Street                              40        166,100      4620 W. Lakeshore Drive                     42         115,100
Wakeman, OH  44889                                                 Port Clinton, OH  43452
5340 W. Tiffin Street                       43         54,800      1 Amberwood Court                           45         190,500
Bascom, OH  44809                                                  Ashland, OH  44805

5517 Woodville Road                         47        217,400      8348 Providence-Neapolis-Swanton Rd.        48         71,900
Toledo, OH  43619                                                  Neapolis, OH  43547

St. Rt. 98                                             3,300       29185 St. Rt. 281                                       8,400
Bucyrus, OH                                                        Defiance, OH

15083 Fulton Co. Rd. J                                 50,400      8880 St. Hwy. 109                                      21,500
Wauseon, OH                                                        Delta, OH





____________________

     1  This  parcel,  together   with  a  parcel  leased  by  EPC,
constitutes the site at Urbana, Indiana, owned or leased by EPC.

                                                           OHIO (Continued)

RD 2, 1217 New State Rd.                               72,000      St. Rt. 4 (Columbus-Sandusky Rd.)                      16,700
Norwalk, OH                                                        Bellevue, OH

8860 Providence-Neapolis-Swanton Rd.                   63,200      Thompson & Put-In-Bay Rds.                              4,400
Neapolis, OH                                                       Put-In-Bay, OH
8534 S. St. Rt. 4 (Columbus & Sandusky                 18,300      13398 Cygnet Rd. & US 25                               16,300
Park Rd.)                                                          Cygnet, OH
Attica, OH

                           Title Insurance Amounts


                                   STATIONS



STORE
NUMBER              ADDRESS                                  CITY                          $(000's)
- ------              -------                                  ----                          --------
 6102       405 E. Merritt Island CSWY                   Merritt Island                       600
 6104       102 S. Orlando Ave.                          Cocoa Beach                          350
 6109       2700 N. Cocoa Blvd.                          Cocoa                                300
 6114       3000 Sarno Road                              Melbourne                            100
 6115       6058 Sisson Rd.                              Titusville                           725
 6116       1298 South U.S. 1                            Rockledge                            525
 6117       3414 London Blvd.                            Cocoa                                625
 6118       1210 Malabar Rd., S.E.                       Palm Bay                             350
 6120       698 N. Courtenay Pkwy.                       Merritt Island                       225
 6121       4600 W. New Haven Ave.                       Melbourne                            300
 6143       2501 Orange Ave.                             Fort Pierce                          300
 6144       1700 S. Bayshore Blvd.                       Port St. Lucie                       175
 6145       2200 S. East Walten Rd.                      Port St. Lucie                       450
 6148       5001 S. Federal Hwy.                         Fort Pierce                          600
 6149       471 S.W. Port St. Lucie Blvd.                Port S. Lucie                        325
 6150       3981 Lake Worth Road                         Lake Worth                           350
 6151       2500 Forrest Hill Blvd.                      West Palm Beach                      300
 6154       1149 45th Street                             West Palm Beach                      300
 6156       1733 S. Congress Ave.                        Palm Beach                           400
 6157       104 N. U.S. #1                               Tequesta                             300
 6158       3585 S.W. Mapp Road                          Palm City                            75
 6159       1805 S.W. Kanner Hwy.                        Stuart                               125
 6160       3093 Hwy. 98 North                           Okeechobee                           275
 6162       9280 W. Indiantown Road                      Jupiter                              800
 6170       9020 95th Street                             Sebastian                            100
 6177       2490 P.G.A. Blvd.                            Palm Beach Garden                   1,000

STORE
NUMBER              ADDRESS                                CITY                            $(000's)
- ------              -------                                ----                            --------
 6209       U.S. 441 N. & Double Run                     Lake City                            100
 6210       705 N. Temple                                Starke                               75
 6211       834 W. Madison                               Starke                               70
 6401       420 Magnolia                                 Auburndale                           150
 6403       550 West 540-A                               Lakeland                             150
 6404       2190 East 540-A                              Lakeland                             400
 6405       2225 South Combee Road                       Lakeland                             250
 6406       4620 Cleveland Heights Blvd.                 Lakeland                             300
 6407       2100 W. Memorial Blvd.                       Lakeland                             100
 6408       1920 S. Central Avenue                       Lakeland                             225
 6409       Pipkin Rd./Lunn Rd.                          Lakeland                             100
 6410       Griffin/Kathleen                             Lakeland                             100
 6411       6655 N. Socrum Loop Road                     Lakeland                             300
 6412       5869 U.S. 98 North                           Lakeland                             200
 6413       3005 SR 540 & Spirit Lake Road               Winter Haven                         75
 6414       1502 Recker Highway                          Winter Haven                         125
 1008       Baileytown Rd. @ I-81                        Greenville, TN                       600

                            Cash Allocated Prices


                                   STATIONS



STORE
NUMBER                ADDRESS                                   CITY                          $ (000's)
- ------                -------                                   ----                          ---------
6102           405 E. Merritt Island CSWY                   Merritt Island                       650
6104           102 S. Orlando Ave.                          Cocoa Beach                          383
6109           2700 N. Cocoa Blvd.                          Cocoa                                340
6114           3000 Sarno Road                              Melbourne                            -0-
6115           6058 Sisson Rd.                              Titusville                           800
6116           1298 South U.S. 1                            Rockledge                            600
6117           3414 London Blvd.                            Cocoa                                750
6118           1210 Malabar Rd., S.E.                       Palm Bay                             400
6120           698 N. Courtenay Pkwy.                       Merritt Island                       300
6121           4600 W. New Haven Ave.                       Melbourne                            350
6143           2501 Orange Ave.                             Fort Pierce                          350
6144           1700 S. Bayshore Blvd.                       Port St. Lucie                       200
6145           2200 S. East Walten Rd.                      Port St. Lucie                       500
6148           5001 S. Federal Hwy.                         Fort Pierce                          680
6149           471 S.W. Port St. Lucie Blvd.                Port S. Lucie                        350
6150           3981 Lake Worth Road                         Lake Worth                           400
6151           2500 Forrest Hill Blvd.                      West Palm Beach                      350
6154           1149 45th Street                             West Palm Beach                      325
6156           1733 S. Congress Ave.                        Palm Beach                           450
6157           104 N. U.S. #1                               Tequesta                             350
6158           3585 S.W. Mapp Road                          Palm City                            100
6159           1805 S.W. Kanner Hwy.                        Stuart                               150
6160           3093 Hwy. 98 North                           Okeechobee                           300
6162           9280 W. Indiantown Road                      Jupiter                             1,000
6170           9020 95th Street                             Sebastian                            125
6177           2490 P.G.A. Blvd.                            Palm Beach Garden                   1,200

STORE
NUMBER                ADDRESS                                   CITY                          $ (000's)
- ------                -------                                   ----                          ---------
6209           U.S. 441 N. & Double Run                     Lake City                            125
6210           705 N. Temple                                Starke                               100
6211           834 W. Madison                               Starke                                75
6401           420 Magnolia                                 Auburndale                           175
6403           550 West 540-A                               Lakeland                             175
6404           2190 East 540-A                              Lakeland                             500
6405           2225 South Combee Road                       Lakeland                             300
6406           4620 Cleveland Heights Blvd.                 Lakeland                             350
6407           2100 W. Memorial Blvd.                       Lakeland                             -0-
6408           1920 S. Central Avenue                       Lakeland                             251
6409           Pipkin Rd./Lunn Rd.                          Lakeland                             -0-
6410           Griffin/Kathleen                             Lakeland                             -0-
6411           6655 N. Socrum Loop Road                     Lakeland                             350
6412           5869 U.S. 98 North                           Lakeland                             246
6413           3005 SR 540 & Spirit Lake Road               Winter Haven                         100
6414           1502 Recker Highway                          Winter Haven                         150
1008           Baileytown Rd. @ I-81                        Greenville, TN                       700

                                  EXHIBIT 1.29

                                    STATIONS



 STORE
 NUMBER                          ADDRESS                                       CITY
 ------                          -------                                       ----
  6102               405 E. Merritt Island CSWY                            Merritt Island

  6104               102 S. Orlando Ave.                                   Cocoa Beach

  6109               2700 N. Cocoa Blvd.                                   Cocoa

  6114               3000 Sarno Road                                       Melbourne

  6115               6058 Sisson Rd.                                       Titusville

  6116               1298 South U.S. 1                                     Rockledge

  6117               3414 London Blvd.                                     Cocoa

  6118               1210 Malabar Rd., S.E.                                Palm Bay

  6120               698 N. Courtenay Pkwy.                                Merritt Island

  6121               4600 W. New Haven Ave.                                Melbourne

  6143               2501 Orange Ave.                                      Fort Pierce

  6144               1700 S. Bayshore Blvd.                                Port St. Lucie

  6145               2200 S. East Walten Rd.                               Port St. Lucie

  6148               5001 S. Federal Hwy.                                  Fort Pierce

  6149               471 S.W. Port St. Lucie Blvd.                         Port S. Lucie

  6150               3981 Lake Worth Road                                  Lake Worth

  6151               2500 Forrest Hill Blvd.                               West Palm Beach

  6154               1149 45th Street                                      West Palm Beach

  6156               1733 S. Congress Ave.                                 Palm Beach

  6157               104 N. U.S. #1                                        Tequesta

  6158               3585 S.W. Mapp Road                                   Palm City

  6159               1805 S.W. Kanner Hwy.                                 Stuart

  6160               3093 Hwy. 98 North                                    Okeechobee

  6162               9280 W. Indiantown Road                               Jupiter

  6170               9020 95th Street                                      Sebastian

  6177               2490 P.G.A. Blvd.                                     Palm Beach Garden

  6209               U.S. 441 N. & Double Run                              Lake City

 STORE
 NUMBER                          ADDRESS                                       CITY
 ------                          -------                                       ----
  6210               705 N. Temple                                         Starke

  6211               834 W. Madison                                        Starke

  6401               420 Magnolia                                          Auburndale

  6403               550 West 540-A                                        Lakeland

  6404               2190 East 540-A                                       Lakeland

  6405               2225 South Combee Road                                Lakeland

  6406               4620 Cleveland Heights Blvd.                          Lakeland

  6407               2100 W. Memorial Blvd.                                Lakeland

  6408               1920 S. Central Avenue                                Lakeland

  6409               Pipkin Rd./Lunn Rd.                                   Lakeland

  6410               Griffin/Kathleen                                      Lakeland

  6411               6655 N. Socrum Loop Road                              Lakeland

  6412               5869 U.S. 98 North                                    Lakeland

  6413               3005 SR 540 & Spirit Lake Road                        Winter Haven

  6414               1502 Recker Highway                                   Winter Haven

  1008               Baileytown Rd. @ I-81                                 Greenville, TN

                                 EXHIBIT 1.30

                              STATION EQUIPMENT

1.       The Station Equipment listed on pages 2 through 61 of this Exhibit.

                                LOCATION 6102
                               405 MERRITT CSWY
                              MERRITT ISLAND, FL


CANOPY
OUTDOOR LIGHTING
AWNING/BUTTON SIGNS
40 GALLON HOT WATER HEATER
A/C COMPRESSOR                                                      MEN5169584
AC                                                                  BRCA008387
AC                                                                 BR CA008375
JENNAIR EXHAUST - VENT A HOOD                                       115/60/111
SINK, 3-COMP, SS
CHAIR
CALCULATOR
COMPUTER CONTROLLERS                                              90TY33061844
AT&T COMPUTER                                                   3735626XX23549
PRINTER                                                            7JKAK156498
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
PAM UNIT
CURTIS GEMINI BREWER & DRIP TRAY                                         13116
SERVEND                                                               305763CF
MCCANN'S FOUNTAIN KIT                                                 318042CF
EVERPURE SYSTEM & COARSE FILTER
CUP DISPENSER - COLD
SMALL CUP DISPENSER RINGS - HOT
MANITOWOC ICE MACHINE                                                 M0005206
YOGURT MACHINE                                                        H6094310
OVEN STOVE   GARLAND                                                    198760
DISPENSER CHEESE                                                        851187
PASTRY CASE
HOTPOINT MICROWAVE OVEN                                               M0006472
SERVING STATION & INSERT
COOLER, WALKIN   13 DOORS
4'-9" X 8'-6" WALK IN FREEZER                                         HHN89087
WALK IN COOLER COMPRESSOR
HUSSMAN SANDWICH CASE                                                 95710208
STARRETT INDOOR ICE MERCHANDISER                                     65136-2-I
MASTER-BUILT 2-DR STORAGE FREEZER                                        18432
REFRIGERATOR   SILVERKING                                              C587795
NCR CASH REGISTER                                                  21-19421157
NCR CASH REGISTER                                                  21-19421105
SAFE   TIDEL  TACC-C1                                                     1535
3M INTRACOM D-20                                                        457289
SECURITY SYSTEM
VCR LOCKBOX (SECURITY SYSTEM)
GONDOLAS
METRO STAINLESS SHELVES 11' (DELI AREA)
METRO STAINLESS SHELVES 3' (DELI AREA)
METRO STAINLESS SHELVES 6' (BACKROOM)
METRO STAINLESS SHELVES 6' (BACKROOM)
METRO STAINLESS SHELVES 6' (BACKROOM)
YOGURT COUNTER
2 TABLE BENCH SET 4'
6 TRASH CANs
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
YOGURT MENU

                                LOCATION 6104
                              102 S. ORLANDO AVE
                               COCOA BEACH, FL


CANOPY
PARKING LOT POLE LIGHTS
LOGO SIGN
PRICE SIGN
WATER HEATER
5 TON A/C ROOFTOP    (5YR COM WARR)
5 TON A/C ROOFTOP    (5YR COM WARR)
JENN AIR FAN-RANGE HOOD
SINK, 1-COMPARTMENT, SS
SINK, 3-COMPARTMENT, SS (HAND)
AWNING
OFFICE CHAIR
OFFICE DESK
FILE CABINETS
CALCULATOR
GARDEN HOSE
WALL & DESK PHONES
COMPUTER CONTROLLERS                                              885309031396
AT&T COMPUTER                                                  3735626XX022081
PRINTER                                                            80KAKM44639
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
GILBARCO MPD (1 & 2)                                                  CA007035
GILBARCO MPD (3 & 4)                                                  CA007038
PAM UNIT
CURTIS GEMINI BREWER & DRIP TRAY                                         12890
SERVEND                                                               305764CF
SERVEND                                                               318031CF
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM & COARSE FILTER
SMALL CUP DISPENSER RINGS
MANITOWOC C900 ICE MAKER                                             870923116
MANITOWOC CONDENSER                                                  871398635
CABINET - YOGURT MACHINE
TAYLOR YOGURT MACHINE                                                 H7072192
BOTTLE CART
SAVORY HOT DOG GRILL                                                  25003835
HOTDOG FULL SNEEZE GUARD
SAVORY HOT DOG BUN WARMER                                            SW0000267
STOVE, ELECTRIC   PEARLESS PREMIUM                                    M0014971
HEAT SEAL WRAPPER 625A
PASTRY CASE
LITTON MICROWAVE                                                         34608
SILVERKING CONDIMENT REFRIGERATOR
HUSSMAN 14-DOOR WALK-IN COOLER                                            3995
5' X 5'4" WALK IN FREEZER
COLD SANDWICH DELI CASE
MERCHANDISER, ICE   STARRETT  M450G                                 XA8702352I
NCR CASH REGISTER                                                  21-18903564
NCR CASH REGISTER                                                  21-19421162
SAFE   TIDEL  TACC II                                                     1539
3M INTRACOM D-20                                                        458343
24 HR LAPSE TIME RECORDER
FIX CAMERA 4.5
FIX CAMERA 4.5
FXD B/W CAMERA IA
VIDEO MONITOR
VIDEO MONITOR
SILENT ALARMS
BAYTECH MULTIPORT                                                       425505

120' KENT GONDOLA SHELVING
SHELVING   3' X 4'
YOGURT CABINET (CARPENTISERE WOOD)
TRASH CAN-SMALL WHITE
TRASH CAN-SMALL WHITE
TRASH CAN-SMALL BLACK
TRASH CAN-SMALL BLACK
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
CEILING FANS
SCOTT PAPER DISPENSER
SCOTT TOWEL DISPENER
SCOTT TOWEL DISPENSER
SSS HAND DRYER                                                            7223
SCOTT TOWEL DISPENSER
SSS HAND DRYER                                                             724
SCOTT TOILET PAPER DISPENSER

                                LOCATION 6109
                              700 N COCOA BLVD.
                                  COCOA, FL


CANOPY
OUTDOOR LIGHTING
6 X 12 SIGN PACKAGE (MAPCO POLE SIGN)
HIGH RISE S/S SIGN (POLE ONLY)
AWNING
2 BUTTON SIGNS
GASPRICE SIGN PLASTI LINE
EXIT SIGN
BRADFORD WATER HEATER
5 TON A/C     (5YR COMPRESSOR WARR)                                 9303017735
5 TON A/C     (5YR COMPRESSOR WARR)                                 9303012733
EXHAUST FAN (VENT-A-HOOD)
GARDEN HOSE 1
WET FLOOR SIGN 2
MOP BUCKET 1
MOP WRINGER 1
10' WOODEN LADDER                                                       121689
BULLETIN BOARD
STAPLER
3-HOLE PUNCH
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS                                                   1865803
PANASONIC DOT MATRIX PRINTER                                             68768
AT&T COMPUTER                                                            68768
10,000 GAL TANKS
10,000 GAL TANKS
10,000 GAL TANKS
10,000 GAL TANKS
MPD                                                                   CA007037
MPD                                                                   CA007040
GILBARCO - DIESEL DISPENSER                                           AA017864
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND
SERVEND
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM & COARSE FILTER
SMALL CUP DISPENSER RINGS
ICE MAKER                                                            861293740
COLOMBO YOGURT SIGN - NEON
TAYLOR YOGURT MACHINE                                                 J0041434
BOTTLE CART 1
FULL SNEEZE GUARD
HOT DOG MACHINE
BAKING OVEN
BAKERY DISPLAY CS. 1
HOTPOINT MICROWAVE                                                    M0014930
SILVER KING REFRIGERATOR                                                266495
6' X 6' WALK IN FREEZER
MASTERBUILT 2-DR UPRIGHT FREEZER                                        218574
SANDWICH CASE
STARRETT ICE MERCHANDISER
NCR CASH REGISTER                                                  21-19421161
NCR CASH REGISTER                                                  21-19421112
SENSORMATIC RECORDER 24 HR TIME LAP
SENSORMATIC SECURITY CAMERA 4.5
SENSORMATIC SECURITY CAMERA B/W
SENSORMATIC SECURITY MONITOR
SENSORMATIC SWITCH LOOP 4 POSITION
SILENT ALARMS
SENSOR VIDEO CAMERA
PANASONIC VIDEO MONITOR                                              FM7350102

METAL WIRE RACK COKE 2
WOODEN SHELVING IN COOLER
YOGURT COUNTER
SMALL WASTE BASKET
SMALL WASTE BASKET
SMALL WASTE BASKET
SMALL WASTE BASKET
SMALL WASTE BASKET
SMALL WASTE BASKET
LARGE WASTE BASKET
TRASH DISPENSER W/TABLE TOP
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
MENU BOARD FOR YOGURT PROGRAM
CEILING FAN
CEILING FAN
CEILING FAN
SCOTT TOWEL DISPENSERS
SCOTT TOWEL DISPENSERS
ASH TRAY URN
PAM UNIT
BUN WARMER
WALK-IN COOLER W/ DOORS
MEAT SLICER

                                LOCATION 6115
                                6058 SISSON RD
                                TITUSVILLE, FL


TORO LAWN SPRINKLER
CANOPY
6' X 440' FENCE
SINGLE POLE LIGHT
SINGLE POLE LIGHT
SINGLE POLE LIGHT
HIGH RISE SHELL SIGN
AWNING
BUTTON SIGN
WATER HEATER
TRITON (AIR CONDITIONING)                                                 8970
TRITON COMPRESSOR                                                   CT86J01474
TRANE (AIR CONDITIONING)                                             Y31242451
TRANE (AIR CONDITIONING)                                             Y27201645
SINK, 3-COMP, SS
SINK, HAND, SS
GREEN CHECK VENT FAN - RANGE HOOD                                     85C05524
EXIT SIGN 3
OFFICE CHAIR
OFFICE DESK
FILE CABINET 2 DRAWER
CALCULATOR
5 FT LADDER
MOP SINK
WET FLOOR SIGNS
GARDEN HOSE
MOP BUCKET
MOP WRINGER
BULLETIN BOARD
3-HOLE PUNCH
STAPLER
STAPLER
TAPE DISPENSER
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS                                              885307000307
AT&T COMPUTER                                                        91W210011
PRINTER                                                            8KKAKM63981
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD                                                                   CA006943
MPD                                                                   OA006946
MPD                                                                   CA006944
MPD                                                                   CA006945
CURTIS GEMINI BREWER & DRIP TRAY                                         13104
MCCANN'S FOUNTAIN KIT
SERVEND                                                               305767CF
SERVEND                                                               305759CF
EVERPURE SYSTEM & COARSE FILTER
DISPENSER, 3-CUP (HOT)
4 CUP DISPENSER (COLD)
MANITOWOC ICE MAKER                                                  851090004
ICE MAKER BIN
COLOMBO YOGURT SIGN - NEON
YOGURT MACHINE                                                        J0041438
HOTDOG ROLLER GRILL                                                   25002890
HOTDOG COVER - SNEEZE GUARD
HOTDOG BUN WARMER                                                         2848
STOVE
CHEESE DISPENSER
HEAT SEAL WRAPPER
FLAV-R-FRESH WARMING CABINET - HATCO                                16113-8909

3-SHELF PASTRY CASE
AMANA MICROWAVE                                                     9204248976
BERKEL SCALE 1                                                            4105
REFRIGERATOR, CONDIMENT - SILVER KING
CONDIMENT SERVER METAL 1
PLATTER RACK W/ TRAYS
TABLE, PREP, SS
TABLE, PREP, SS
TABLE, PREP, SS
ELUND CAN OPENER
POTATO SLICER 1
WALK IN COOLER
WALK IN FREEZER
MASTERBUILT 2-DOOR FREEZER
SILVERKING REFRIGERATOR
DELFIELD/ALCO 1-DR FREEZER
DELI DISPLAY CASE                                                        AA199
REFRIG, SALAD, SHORT - EXCELLENCE                                     M0014969
COOLER CONDENSOR WALK IN                                             65A362736
NCR                                                                21-20527581
NCR                                                                21-19421108
NCR                                                                21-19421158
SAFE                                                                     41917
3M INTRACOM D-20                                                        455494
SECURITY SYSTEM
SECURITY SYSTEM
SECURITY CAMERA SCREEN                                                81202100
16 - 4' GONDOLA SHELVING SECTIONS
SHELVING, WALL MOUNT - PEG
SHELVING, METAL STRG
SHELVING, STORAGE
WIRE RACK FOR COKE 1
SHELVING, WIRE COOLER
WOODEN SHELVING IN COOLER
FOUNTAIN COUNTER
YOGURT COUNTER
BOOTH (4-SEAT)
BOOTH (4-SEAT)
TRASH CAN, SMALL (BLACK)
TRASH CAN, SMALL (BLACK)
SHELL WHITE TRASH BARREL
SHELL WHITE TRASH BARREL
SHELL WHITE TRASH BARREL
SHELL WHITE TRASH BARREL
ISLAND WINDSHIELD WASHER
ISLAND WINDSHIELD WASHER
ISLAND WINDSHIELD WASHER
ISLAND WINDSHIELD WASHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
DELI MENU BOARD
DELI MENU BOARD
YOGURT MENU
3 - PRICE GUNS
2 - CEILING FANS
4 SHELL WHITE FLOWER PLANTERS
WORLD HAND DRYER                                                        455695
WORLD HAND DRYER                                                        451394
ASH TRAY URN
WALL CLOCK
2 WHEEL HAND CART. 1
PAM UNIT

                                LOCATION 6116
                               1298 S. US HWY 1
                                ROCKLEDGE, FL


CANOPY
TRASH CONTAINER FENCE
(4) SINGLE LIGHT POLES
SHELL POLE SIGN
AWNING - WEST
WATER HEATER
A/C TRANE                                                            Y31242462
A/C TRANE                                                            Y31242284
VENT A HOOD GREEN CHECK
SINK
EXIT SIGNS 3
BUTTON SIGNS
OFFICE CHAIR
OFFICE DESK
2 DRAWER FILE CABINET 2
CALCULATOR                                                              682230
WET FLOOR SIGNS 3
MOP SINK
GARDEN HOSE
4FT. WOOD LADDER
MOP BUCKET
MOP WRINGER
6'STEP LADDER
BULLENTIN BOARD
3 HOLE PUNCH
STAPLER
WALL & DESK PHONE
PHONE
COMPUTER CONTROLLERS                                              90TY22060800
AT&T COMPUTER                                                            91218
PRINTER                                                            KXP10801004
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD                                                                 LPCA006936
MPD                                                                 KRCA010784
MPD                                                                 LPCA006941
CURTIS GEMINI BREWER & DRIP TRAY                                         22910
SERVEND                                                              31-8036CE
SERVEND                                                               905751CF
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM AND COARSE FILTER
4 HOLE CUP DISPENSER - COLD
SMALL CUP DISPENSER RINGS - 3 HOLE (HOT)
HOSHIZAKI ICE MAKER
YOGURT MACHINE                                                        H6066271
YOGURT SIGNS
COLOMBO YOGURT SIGN - NEON
HOT DOG GRILL - SAVORY
BUN WARMER
FULL COVER SNEEZE GUARD
STOVE
BERKEL SCALE
BERKEL DELI SLICER
YOGURT CONDIMENT TRAY (HAS NO PANS)
SINK-FOR CLEANING CHICKEN
POTATO SLICER
COOLER DOORS (12)
WALK IN COOLER CONDENSER                                             094503L8S
WALK IN COOLER COMPRESSOR                                             86C63274
WALK-IN FREEZER
MERCHANDISER, ICE                                                    XL547582I

REFRIGERATOR, SS KITCHEN                                                162075
COOLER FAN-WALK IN                                                   094504L85
COOLER FAN-WALK IN                                                    94503185
NCR CASH REGISTER                                                  21-19421154
NCR CASH REGISTER                                                  21-19421114
SAFE                                                                     41715
3M INTRACOM D-20                                                        462485
SECURITY SYSTEM
SILENT ALARMS
BAYTECH CONTROLLER                                                      426783
10 - 4' SECTION OF GONDOLA SHELVING
RACK
WALL MOUNT SHELVING OVER SINK
TRASH CONTAINER, SMALL (BLACK)
TRASH CONTAINER, SMALL (BLACK)
WHITE CHELL TRASH CONTAINER
WHITE CHELL TRASH CONTAINER
WHITE CHELL TRASH CONTAINER
WHITE CHELL TRASH CONTAINER
WHITE CHELL TRASH CONTAINER
WHITE CHELL TRASH CONTAINER
LG. S/S TRASH CAN
TRASH CAN, SMALL - INSIDE
WIND SHIELD WASHER UNIT
WIND SHIELD WASHER UNIT
FIRE EXTINGUISHER                                                     GA863980
FIRE EXTINGUISHER (LARGE)                                             FM495943
POSTERLOID MENU BOARD-(DELI MENU)
MENU BOARD W/INSERTS AND NUMBERS
CEILING FAN
CEILING FAN
CEILING FAN
2 WHEEL HAND CART
OUTSIDE FLOWER PLANTERS ROUND WHITE
WORLD HAND DRYER                                                        459712
WORLD HAND DRYER                                                        455702
PAM UNIT

                                LOCATION 6117
                               414 LONDON BLVD
                                  COCOA, FL


CANOPY
6' X 280' WOOD FENCE
OUTDOOR LIGHTING ON CANOPY
(5) SINGLE POLE LIGHTS
AWNING (SOUTH)
AWNING (EAST)
BUTTON SIGN ON CANOPY (SHELL)
BUTTON SIGN ON CANOPY (SHELL)
SHELL HIGHRISE SIGN (PRICE SIGN @ ROAD)
SECURITY LIGHTING ON PRICE SIGN
WATER HEATER                                                      RUG287B39967
RUDD ROOF A/C                                                    3322G01860006
RUDD ROOF A/C
SINK, SS
JENNAIR ROOF VENT - RANGE HOOD FOR DELI                               11560111
EXIT SIGNS 2
CHAIR
OFFICE DESK
2 DRAWER FILE CABINET - BLACK
2 DRAWER FILE CABINET - RED
OFFICE FILE CABINET
CALCULATOR                                                              XL1248
MOP BUCKET
MOP WRINGER
WET FLOOR SIGNS 4
BULLENTIN BOARD
STAPLER 3
3 HOLE PUNCH
PHONE 1
COMPUTER CONTROLLERS                                              90TY48061093
AT&T COMPUTER                                                  3735626XX023916
PRINTER                                                            8EKAKMUZ938
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD                                                                 JRCA010577
MPD                                                                 JRCA010603
MPD                                                                 JRCA010601
MPD                                                                 JRCA010590
CURTIS GEMINI BREWER & DRIP TRAY                                         12808
SERVEND                                                               318038CF
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM AND COARSE FILTER
MANITOWOC WATER FILTER SYSTEM
SMALL CUP DISPENSER RING-3 CUP HOT CUPS
DISPENSER, 4-CUP COLD CUPS
MANITOWOC ICE MAKER                                                  690821442
YOGURT MACHINE                                                        H6121523
COLOMBO YOGURT SIGN - NEON
CHILI PUMPER
BERKEL SCALE                                                     8174419102004
YOGURT CONDIMENT TRAY 1
HOBART SLICER                                                         56858609
PREP TABLE
POTATO SLICER
EDLUND CAN OPENER
4'-9" X 8'-6" WALK IN COOLER
COOLER DOORS (13)
DELI DISPLAY CASE                                                    9571-0300
STAR ICE MERCHANDISER                                                 86K11426
MASTER BILT FREEZER - 2 DOOR
NCR CASH REGISTER                                                  21-18903563
NCR CASH REGISTER                                                  21-18903569

SAFE                                                                     49445
3M INTERCOM D-20                                                        457363
SECURITY SYSTEM                                                       81314129
SILENT ALARMS
BAYTECH MULTIPORT                                                       445851
20 - 4' GONDOLA SHELVING
SHELVING, SS (DELI)
SHELVING, STORAGE (STORE ROOM)
4 FT WIRE RACK STORAGE SHELF (STORE ROOM)
SHELVING, WALL MOUNTED OVER SINK
S/S 4 SHELF WIRE RACK 6 FT (DELI AREA)
BOOTH
BOOTH
BOOTH
BOOTH
TRASH CAN, INSIDE
TRASH CAN, INSIDE
SHELL WHITE TRASH
SHELL WHITE TRASH
LARGE S/S TRASH RECP
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
MENU BOARD W/INSERTS AND NUMBERS (2X8)
MENU BOARD W/INSERTS AND NUMBERS (2X6)
MENU BOARD PANELS
BIN ON WHEELS (OUTSIDE)
SHOPPING CART
HAND TOWEL DISPENSER
HAND TOWEL DISPENSER
CEILING FAN
CEILING FAN
CEILING FAN
CEILING FAN
SHELL FLOWER PLANTER
SHELL FLOWER PLANTER
SHELL FLOWER PLANTER
SHELL FLOWER PLANTER
ASH TRAY URN
ASH TRAY URN
POTTED ARTIFICIAL PLANTS RESTURANT
2 WHEEL HAND CART
PANASONIC CASSETTE RECORDER - VIDEO                                  611M00315
TV VCR RECORDER (SECURITY SYSTEM - EXTRA)
PAM UNIT
FAX MACHINE

                                LOCATION 6118
                             1210 MALABAR RD, SE
                                 PALM BAY, FL


CANOPY
WOOD FENCE
OUTDOOR LIGHTING
(4) SINGLE LIGHT POLES
AWNING
AWNING
SHELL  SIGN
WE HAVE DEISEL (METAL SIGN)
WATER HEATER                                                     RUD0480M66024
AC HARDLER TRANE                                                     X49236791
COMPRESSOR, A/C                                                       8-9263CN
AC HARDLER TRANE                                                     X49236794
COMPRESSOR, A/C                                                       8-9262CN
A/C ROOM UNIT
A/C ROOM UNIT
3 COMPARTMENT S/S
MOP SINK
SHELL SIGN
OFFICE CHAIR
OFFICE DESK
4 DOOR OFFICE FILE CABINET
2 DOOR OFFICE FILE CABINET
CALCULATOR                                                            48016937
AT&T TELEPHONE
AT&T TELEPHONE
COMPUTER CONTROLLERS                                              88S309031400
BAYTECH                                                                 433690
AT&T COMPUTER
CITIZEN PRINTER                                                       91113535
PRINTER                                                            8DKAKM01202
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
GILBARCO MPD                                                        ACSA011573
GILBARCO MPD                                                        ASCA011584
GILBARCO MPD                                                        ASCA011580
GILBARCO MPD                                                        ASCA011575
DIESEL DISPENSER
CURTIS GEMINI BREWER & DRIP TRAY                                         13109
SERVEND                                                               313043CF
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUP DISPENSER RINGS
ICE-O-MATIC
ICEMAKER BIN                                                         86116C871
YOGURT MACHINE                                                        J0041437
SANYO MICROWAVE                                                       M0003480
BERKEL SCALES                                                    8171041110188
SERVING STATION & INSERT
TABLE, PREP, SS
PLATTER RACK W/ TRAYS
WALK IN COOLER FRIEDRICH
COOLER DOORS
COOLER CONDENSER                                                 JL4029601+701
COOLER COMPRESSOR                                                  CTC29104420
9' X 6' WALK IN FREEZER                                              F022969#8
MERCHANDISER, MED TEMP                                                  217802
MERCHANDISER, ICE                                                    IE618182I
FREEZER, 4 FT.
FREEZER, UPRIGHT                                                         18432

COMPRESSOR, COOLER                                                 CTC79104421
COOLER FANS                                                         45L4029601
COOLER FANS                                                         45L4029701
NCR CASH REGISTER                                                  21-19421159
NCR CASH REGISTER                                                  21-19421115
SAFE                                                                     34623
3M INTRACOM D-20                                                        458561
SECURITY SYSTEM
SILENT ALARMS
SHELVING, GONDOLA (RETAIL)
SHELVING, STORAGE
COUNTERS
BOOTH, SEATING
BOOTH, SEATING
BOOTH, SEATING
BOOTH, SEATING
BOOTH, SEATING
TRASH CAN, LARGE
TRASH CAN, LARGE
TRASH CAN, LARGE
TRASH CAN, LARGE
TRASH CAN, LARGE
TRASH CAN, SMALL
TRASH CAN, SMALL
TRASH CAN, SMALL
TRASH CAN, SMALL
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER                                                     HE471439
MENU BOARDS
MENU BOARDS
FOLDING CHAIR
FOLDING CHAIR
CEILING FAN                                                           2272-003
WHEELED DOLLY

                                LOCATION 6120
                                698 N CORTENAY
                              MERRITT ISLAND, FL


CYLINDRICAL PLANTER
CYLINDRICAL PLANTER
CYLINDRICAL PLANTER
24 X 82-SIX COLUMN CANOPY
30' POLE
30' POLE
30' POLE
30' POLE
30' POLE
OUTDOOR LIGHTING ON TOP OF CANOPY
SHELL SIGN
BUTTON SIGN
AWNING
RETAIL SERVICE STATION BUILDING
SS SINGLE SINK
3-COMPARTMENT SINK
3X8' D/F READER BOARD/FONT SET
2-DRAWER FILE CABINET                                                XC60794-2
TELEPHONE
TELEPHONE
BAYTECH CONTROLLER                                                       43378
COMPUTER CONTROLLERS                                                     16528
AT&T COMPUTER
PRINTER                                                            8GKAKM44147
10,000 GALLON TANK
10,000 GALLON TANK
6,000 GALLON TANK
MPD III DISPENSER
MPD III DISPENSER
MPD III DISPENSER
PAM UNIT
CURTIS GEMINI-GEM 12 COFFEE MAKER
SERVEND DISPENSER
SERVEND DISPENSER
EVERPURE SYSTEM & COARSE FILTER
ICE-O-MATIC
TAYLOR YOGURT FREEZER                                                 J0036233
HOTDOG GRILL                                                          25013578
SNEEZE GUARD
BUN WARMER
NACHO CHIP HOLDER                                                       851087
600 A HEAT SEAL MACHINE
MIRCOWAVE OVEN                                                     12448-15742
LANG OVEN                                                             M0014913
LANG OVEN STAND
7' X 3 1/2' SS VENT-A-HOOD                                            M0014933
POTATO WEDGER
BURLINGTON CAN OPENER
ANGLED COOLER/FREEZER                                                 90A00183
WALK-IN COOLER CONDENSER                                                119467
WALK-IN COOLER CONDENSOR                                                118987
WALK-IN COOLER CONDENSOR                                                118602
ISLAND NOVELTY CASE                                                   89B00787
4' SANDWICH CASE                                                     9571-0831
NCR CASH REGISTER                                                  21-18500403
NCR CASH REGISTER                                                  21-19421168
TIDEL TACC II SAFE                                                       63641
(1)INTRACOM,(3)SPKR/MIC,(3)BACKBOX                                      656631
VIDEO SECURITY SYSTEM                                                 80301294
3 FIX CAMERA 8.5 MI                                                    2802291
SECURITY SYSTEM

NOLIN SHELVING - GONDOLA
SLOTWALL BOARD & TRIM
STORAGE SHELVING
SET OF WOOD COUNTERS
YOGURT CART END UNIT
5 X 30 SS TABLE W/SHELF
2 X 30 SS TABLE W/O SHELF (NO LEGS)
5 X 24 SS TABLE W/O SHELF (NO LEGS)
COUNTERS
4-SEATER BOOTH
4-SEATER BOOTH
4-SEATER BOOTH
4-SEATER BOOTH
TELESCOPIC TRASH RECEPTOR
TELESCOPIC TRASH RECEPTOR
TELESCOPIC TRASH RECEPTOR
TELESCOPIC TRASH RECEPTOR
TELESCOPIC TRASH RECEPTOR
TELESCOPIC TRASH RECEPTOR
DOUBLE BUCKET WINDSHIELD CTR
DOUBLE BUCKET WINDSHIELD CTR
DOUBLE BUCKET WINDSHIELD CTR
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
2 WHEEL DOLLY

                                LOCATION 6121
                             4600 W NEW HAVEN AVE
                                MELBOURNE, FL


2 LIGHT POLES
1 INTERNALLY LIT PRICE SIGN 3 PRODUCT
1 SHELL HIRISE SIGN & POLES
1 SHELL PECTIN
AWNINGS
SEPTIC TANK
AIR CONDITIONER-ROOF UNIT
AIR CONDITIONER-ROOF UNIT
CARRIER HIGH EFFICIENCY AC UNIT
HEAT PUMP
SINK, 2-COMP, SS
CHAIR
DESK
4 DOOR FILING CABINET
2 DOOR FILING CABINET
CALCULATOR
MOP BUCKET
COMPUTER CONTROLLERS                                              885309031397
AT&T COMPUTER                                                          5806373
PANASONIC PRINTER                                                  TDKAKV24622
6,000 GALLON TANK
4,000 GALLON TANK
4,000 GALLON TANK
4,000 GALLON TANK
4,000 GALLON TANK (NOT IN USE)
SW 2330 MPD DISPENSER                                                  2306131
SW 2330 MPD DISPENSER                                                  2306137
SW 2330 MPD DISPENSER                                                  2306134
SW 2330 MPD DISPENSER                                                  2306139
CURTIS AIR COMPRESSOR                                                 85-28938
CURTIS GEMINI BREWER & DRIP TRAY                                         22903
SERVEND
MCCANN'S FOUNTAIN KIT
MANITOWOC ICE MAKER
YOGURT MACHINE                                                        J0061497
YOGURT SIGNS
STAR HOT DOGGER                                                       25004054
BUN WARMER                                                                2643
WALK IN COOLER W/ 7 ANTHONY DOORS
ICE MERCHANDISER                                                    XJ8949745I
FREEZER, 4 FT.                                                        M0008050
NCR CASH REGISTER                                                 21-18898069A
TIDEL TACC II SAFE                                                       16276
VIDEO SWITCHER                                                          279325
SENSORMATIC MONITOR                                                   81313207
SENSORMATIC MONITOR                                                   81201930
PANASONIC VCR                                                           279325
BURGULAR SYSTEM
SECURITY SYSTEM-CAMERA
SECURITY SYSTEM-CAMERA
SECURITY SYSTEM-CAMERA
SECURITY SYSTEM-LOCK BOX
SECURITY SYSTEM-MONITOR
MODEM 272402 238027                                            373557381000173
SHELVING
DUNNAGE RACKS
COOLER RACKS
COUNTER
YOGURT CABINET
2 - FIRE EXTINGUISHERS
CEILING FAN

                                LOCATION 6143
                               2501 ORANGE AVE.
                                FT. PIERCE, FL


LAND
60' X 48' CANOPY TO SHELL SPEC.
OUTDOOR LIGHTING
AREA LT POLES W/400 WATT
AREA LT POLES W/400 WATT
8' X 30' SHELL HIGH RISE SIGN
30 X 142 SIGN
AWNING
RETAIL SERVICE STATION BUILDING
RUDD A/C UNIT
RUDD A/C UNIT
24" PECTIN ILLUMINATED
24" PECTIN ILLUMINATED
24" PECTIN ILLUMINATED
24" SHELL LOGO ILLUMINATED
24" SHELL LOGO ILLUMINATED
FOOD MART SIGN ILLUMINATED
FOOD MART SIGN ILLUMINATED
CHAIR
2-DRAWER DESK
FILE CABINET
FILE CABINET
TELEPHONE
TELEPHONE
AT&T PERSONAL COMPUTER
COMPUTER CONTROLLER
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
GILBARCO MPD DISPENSER II                                             BA028871
GILBARCO MPD DISPENSER II                                             BA028870
GILBARCO MPD DISPENSER II                                             BA028873
GILBARCO MPD DISPENSER II                                             BA028872
PAM UNITS AND CABLE
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND                                                                  14974
MCCANN'S FOUNTAIN KIT
EVERPURE WATER FILTER SYSTEM AND COARSE FILTER
WATER FILTER SYSTEM
SMALL CUP DISPENSER RING
CUP DISPENSER - ROYSTON
LID DISPENSER
MANITOWOC CUBER                                                      940262947
BIN                                                                  940221607
REMOTE CONDENSOR                                                     940290248
LINE SET
FILTER
COFFEE/COLD DRINK RETRO FIT MODULE
HOT DOG GRILL                                                            14947
SNEEZE GUARD
BUN WARMER                                                               14972
SANDWICH WRAPPER
BAKERY CASE
MICROWAVE
BERKEL SCALE                                                         KFF-51862
PRESSURE FRYER                                                           34321
PRESSURE FRYER
SERVING STATION & INSERT
CONDIMENT DISPENSER
MERCO ALCO 5' HOT CASE
BREADING TABLE                                                            5540
BREADING TABLE                                                            5540
BREADING TABLE                                                            5540

WALK-IN COOLER
STORAGE FREEZER (2-DOOR)                                                 14999
DELFIELD SANDWICH COOLER BOTTOM                                        176750T
SANDWICH CASE                                                            15000
ICE MERCHANDISER-INDOOR                                                  14973
TRUE MFG 2-DOOR FREEZER                                                  14997
EVAP. COILS & CONDENSING UNIT
TEMPERATURE PROTECTOR                                                 18903567
NCR CASH REGISTER                                                        14966
NCR CASH REGISTER                                                        14941
SAFE - TIDEL
ESCO INTERCOM SYSTEM
SECURITY SYSTEM
SILENT ALARMS
SHELVING & RACKS
TRASH CONTAINERS
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
LEGENDS 30 CHARACTERS
DELTA EXPRESS MENU BOARD
BAGGER
CLOCK

                                LOCATION 6144
                             1700 S BAYSHORE BLVD
                              PORT ST LUCIE, FL


CANOPY 24'X48'
OUTDOOR LIGHTING
3-DRIVEWAY LIGHTS
S/F SIGN 3'X12'
S/F SIGN 3'X12'
MAPCO ID SIGN
3-PROD PRICE SIGN
A/C CONDENSING UNIT
METAL DESK
FILE CABINET - 2 DRAWER                                                  14739
FILE CABINET - 2 DRAWER                                                  14754
LADDER 6 FT.                                                             14765





DESK TOP TELEPHONE
AT&T PERSONAL COMPUTER
COMPUTER CONTROLLERS
PRINTER
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER                                                       FTBA026229
MPD DISPENSER                                                       FTBA026232
PAM UNIT W/ CABLE
ICE DISPENSER
LID DISPENSERS
WATER FILTER
TWO CUP DISPENSER
TWO CUP DISPENSER
ICE MAKER
COLOMBO YOGURT SIGN
YOGURT MACHINE                                                         H903012
COKE MACHINE-COUNTER-TOP
STAR HOT DOG GRILL
BAKING OVEN
SOUP KETTLE
CHILI DISPENER
SERVING STATION & INSERT
WALK-IN COOLER
WALK-IN COOLER
2-DOOR FREEZER
2-DOOR FREEZER
STARRETT ICE MERCHANDISER
NCR CASH REGISTER                                                     18903568
SAFE - TIDEL
SECURITY SYSTEM
SILENT ALARMS
SHELVING (WIRE & KENT)
WOODEN SLATS & SHELVING
COUNTERS
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
3-COMPARTMENT SS SINK
CLOCK
HAND TRUCK

                                LOCATION 6145
                              2200 SE WALTEN RD
                              PORT ST LUCIE, FL


48'X60' CANOPY W/12 400 WATT METAL
2 - 400 WATT AREA LIGHTS & POLES
1 SHELL ID SIGN W/3 PRODUCT
PRICE SIGN.
6X6 MAPCO SIGN
AT&T PERSONAL COMPUTER
COMPUTER CONTROLLER
PRINTER
10,000 GALLON TANK                                                       47607
10,000 GALLON TANK                                                       47574
10,000 GALLON TANK                                                       47594
MPD DISPENSER                                                            14733
MPD DISPENSER                                                            14735
MPD DISPENSER                                                            14737
MPD DISPENSER                                                            14738
PAM UNITS AND CABLE
GEMINI SYSTEM COFFEE MAKER                                               14753
FOUNTAIN SERVICE                                                          7609
CUP DISPENSER
LID DISPENSER
ICE MAKER                                                                 7623
COLOMBO YOGURT SIGN
YOGURT MACHINE                                                         H902313
BUN WARMER                                                               14784
OVEN
WRAPPER
MICROWAVE OVEN                                                           14777
PRESSURE FRYER                                                           14798
CONDIMENT TRAYS
CONDIMENT
SANDWICH PREP,SLICER,TABLE,HOOD                                0014742,0014796
PAN RACK, OIL FILTER SYSTEM, TABLE
WALK-IN COOLER
UPRIGHT FREEZER                                                          14723
DELI CASE   PENNACLE                                                     14722
NCR CASH REGISTER                                                     18898075
SAFE - TIDEL
CCTV SECURITY SYSTEM                                                     14757
SECURITY SYSTEM
SILENT ALARMS
SHELVING - KENT
FREEZER PALETTES & COOLER SHELVES
CABINET
DINING BOOTH
FIRE EXTINGUISHER
MENU BOARD
SHOP.CART
HAND TRUCK
CLOCK

                                LOCATION 6148
                              5001 S FEDERAL HWY
                                FT. PIERCE, FL


CANOPY
OUTDOOR LIGHTING
AWNING
10X 10 SIGN
SINKS
OFICE CHAIR
OFFICE DESK
CALCULATOR                                                              212171
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS
AT&T COMPUTER
PRINTER
12,000 GALLON TANK
12,000 GALLON TANK
12,000 GALLON TANK
12,000 GALLON TANK
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
HI-LINE DIESEL
HI-LINE DIESEL
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND                                                               M0014771
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUP DISPENSER RING
MANITOWOC ICE MACHINE
YOGURT MACHINE                                                        M0014755
COFFEE/COLD DRINK RETRO-FIT MODUAL
HOTDOG GRILL                                                          25000211
HOTDOG SNEEZE GUARD
FULL SNEEZE GUARD FOR BUN WARMER
WRAPPER, HEAT SEAL
3-TIER PASTRY CASE
SCALE                                                            8171411122901
SERVING STATION & INSERT
SLICER   BERKEL   827                                            9151011138606
STAINLESS STEEL TABLES
6' X 5' WALK IN FREEZER                                                  14747
COOLER DOORS  (12)                                                      142098
MERCHANDISER, MED TEMP                                    0.112956509249249703
MERCHANDISER, LOW TEMP                                                   14960
MERCHANDISER, ICE                                                        14910
COOLER COMPRESSOR                                                        68531
COOLER COMPRESSOR                                                        68530
NCR CASH REGISTER                                                        14949
NCR CASH REGISTER                                                        14948
TACC II SAFE                                                             24734
INTERCOM SYSTEM
SECURITY SYSTEM
SILENT ALARMS
BAYTECH MULTIPORT                                                       428718
DISPLAY GONDOLAS
SHELVING, GONDOLA
STORAGE SHELVING
WALL SHELVING
TRASH CANS, SMALL
TRASH CANS, LARGE
TRASH CANS, SMALL
TRASH CANS, LARGE

WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
YOGURT MENU
MENU PHOTO PANEL
MENU BOARDS W/ LETTERS
CEILING FANS

                                LOCATION 6149
                              471 SW PT ST LUCIE
                               PT ST LUCIE, FL


CANOPY
OUTDOOR LIGHTING
10 X 10 SIGN
80 GALLON HOT WATER HEATER
SINK, S.S.
HAND SINK
OFFICE CHAIR
OFFICE DESK
OFFICE FILE CABINET
OFFICE FILE CABINET
OFFICE FILE CABINET
CALCULATOR                                                               13381
LADDER, 6' METAL
MOP SINK
TELEPHONE
COMPUTER CONTROLLERS
AT&T COMPUTER
PRINTER
12,000 STEEL TANK
12,000 STEEL TANK
12,000 STEEL TANK
12,000 STEEL TANK
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
SINGLE HOSE DISPENSER
SINGLE HOSE DISPENSER
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUP DISPENSER RINGS
DISPENSER, 4-CUP
DISPENSER, 2-CUP
ICE-O-MATIC
YOGURT MACHINE                                                      033927E288
COFFEE & DRINK MODULE
HOTDOG GRILL                                                          25002953
STAR BUN WARMER
DUNCAN DONUT DISPLAY CASE
SCALE                                                            8171411100377
TABLE, S.S.
6' X 7' WALK IN FREEZER
ANTHONY 12-DOOR WALK-IN COOLER
MERCHANDISER, LOW TEMP                                                  129159
DELI CASE, OPEN                                                      9571-C383
ICE MERCHANDISER
NCR CASH REGISTER
SAFE                                                                     24737
3M INTERCOM SYSTEM
SECURITY SYSTEM
SILENT ALARMS
SHELVING
YOGURT COUNTER
UNIVERSAL NOLIN GONDOLA (BEIGE)
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN

SMALL TRASH CAN
SMALL TRASH CAN
SMALL TRASH CAN
SMALL TRASH CAN
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
YOGURT MENU
MENU PHOTO BOARD
DOLLY, PLASTIC

                                LOCATION 6150
                             3981 LAKE WORTH ROAD
                                LAKE WORTH, FL


CANOPY
OUTDOOR LIGHTING
2 POLE LIGHT
10X 10 SIGN
AIR CONDITIONER
AIR CONDITIONER
SINKS
DESK WOOD
OFFICE DESK
2 DRAWER FILE CABINET
CALCULATOR                                                              396146
CALCULATOR                                                               11781
DESK TOP TELEPHONE
BAYTECH CONTROLLER                                                         524
COMPUTER CONTROLLERS                                                       742
AT&T COMPUTER                                                          5809850
CITIZEN CC PRINTER                                                    91113534
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
GILBARCO PUMP (7&8)
GILBARCO PUMP (9&10)
GILBARCO PUMP (1&2)
GILBARCO PUMP (3&4)
GILBARCO PUMP (5&6)
PAM UNITS AND CABLE
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND                                                               3191520F
MCCANN'S FOUNTAIN KIT
EVERPURE FILTERS
CUP DISPENSER
SMALL CUP DISPENSER RING
ICE-O-MATIC
ICE-O-MATIC CUBER
ICE-O-MATIC REMOTE CONDENSOR
ICE-O-MATIC STORAGE BIN
E-Z BAGGER
COFFEE/COLD DRINK RETRO-FIT MODUAL
HOTDOG GRILL                                                          25001013
HOTDOG SNEEZE GUARD
HOTDOG BUN WARMER
SERVING STATION & INSERT
9 DOOR COOLER                                                           123N08
MERCHANDISER MED. TEMP                                                  163890
MERCHANDISER, LOW TEMP                                                  168415
STARRETT ICE MERCHANDISER                                             M0007110
UNDER COUNTER REFRIG                                                  M0007124
SAFE                                                                     35249
SAFE
3M EGUIPMENT INTERCOM                                                   452361
SECURITY SYSTEM
SILENT ALARMS
GONDOLA SHELVING
STORAGE SHELVING
TRASH CANS, INSIDE
TRASH CANS, OUTSIDE
AMEREX FIRE EXTINGUISHER                                                390543
MAGLINER 2-WHEELER                                                     3997182
2 - WINDSHIELD BUCKETS
NCR CASH REGISTER                                                  21-19421110
NCR CASH REGISTER                                                  21-16499854
HOT WATER HEATER

                                LOCATION 6151
                              2500 FORREST HILL
                             WEST PALM BEACH, FL


CANOPY
LIGHT POLES 4
10X10 SIGN PACKAGE
NIGHT & DAY HOT WATER HEATER                                            373518
AIR COND
AIR COND. REED                                                   1737M14813110
SINKS
FILE CABINETS
TELEPHONE
CALCULATOR
CALCULATOR
COMPUTER CONTROLLERS                                                C920482359
BAYTEC
AT&T COMPUTER                                                  3735626XX004230
PRINTER                                                                0007282
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
12,000 GALLON TANK
GILBARCO PUMP #4                                                      CA005211
GILBARCO PUMP #5                                                      CA005201
GILBARCO MPD DISPENSER                                              FPCA005213
GILBARCO MPD DISPENSER                                                CA011560
GILBARCO MPD DISPENSER                                                 RP00077
(1) PAM UNIT W/CABLE
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND                                                               318050CF
MCCANN'S FOUNTAIN KIT                                                 305817CF
EVERPURE SYSTEM AND COARSE FILTER
CUP DISPENSER 4CUP 2
CUP DISPENSER
SMALL CUP DISPENSER RINGS
ICE-O-MATIC
TAYLOR YOGURT MACHINE                                                 J0061494
HOTDOG GRILL                                                           2500385
FULL SNEEZE GUARD
HOTDOG BUN WARMER
SERVING STATION & INSERT
COOLER DOORS
MERCHANDISER - MED TEMP                                                 151733
MERCHANDISER - MED TEMP                                                 156454
WALK-IN COOLER                                                         M007297
HUSSMANN SANDWICH CASE                                                89D02427
ICE MERCHANDISER                                                      XI437821
FREEZER                                                               207537AX
NCR CASH REGISTER                                                  21-19421159
NCR CASH REGISTER                                                  21-19421111
SAFE                                                                     26295
INTERCOM                                                                456258
SECURITY SYSTEM
SILENT ALARMS
GONDOLA SHELVING
STORAGE SHELVING
YOGURT COUNTER
5 - TRASH CANS, LARGE
FIRE EXTINGUISHER
YOGURT MENU
CEILING FANS
WINDSHIELD BUCKET
WINDSHIELD BUCKET
WINDSHIELD BUCKET
ARTIC STAR - ICE BARRELL

                                LOCATION 6154
                                  1149 45 ST
                             WEST PALM BEACH, FL


CANOPY - 2
OUTDOOR LIGHTING
POLE LIGHTS - 2
OUTSIDE ILLUMINATED SIGN - ROAD SIGN
10X 10 SIGN
BUTTON SIGN
BUTTON SIGN
HOT WATER HEATER                                                     C88126245
4 TON A/C COMPRESSOR UNIT
AIR COND. GE                                                         266932U46
AIR COND. GE                                                         266930U46
SINKS
CHAIR
OFFICE DESK
OFFICE FILE CABINET
CALCULATOR TEXAS INS,                                                    D0490
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS                                              885309006126
BAYTEC
AT&T COMPUTER                                                  3735626XX011270
PRINTER
6,000 GALLON TANK
6,000 GALLON TANK
6,000 GALLON TANK
4,000 GALLON TANK
10,000 GALLON TANK
HI-LINE DIESEL DISPENER                                                 CR009C
MPD DISPENSER                                                         CA011558
MPD DISPENSER                                                         CA011559
MPD DISPENSER                                                         CA011596
MPD DISPENSER                                                         CA011597
GILBARCO PAM UNIT
CURTIS GEMINI BREWER & DRIP TRAY                                         12899
SERVEND                                                              905761 CF
MCCANN'S FOUNTAIN KIT
CRATHCO DISPENSER
EVERPURE SYSTEM AND COARSE FILTER
DISPENSER, CUP
SMALL CUP DISPENSER RINGS
HASHIZAKI REMOTE CUBER                                                  C00158
HASHIZAKI REMOTE CONDENSOR                                              C10210
HASHIZAKI STORAGE BIN                                                   C10157
20' LINE KIT
HOT DOG GRILL                                                         25003947
FULL COVER SNEEZE GUARD
HOTDOG BUN WARMER                                                      0001847
SERVING STATION & INSERT
COOLER, WALKIN                                                           67909
COOLER DOORS
MERCHANDISER, ICE                                                  XH02569-2-1
COOLER COMP.                                                              2554
NCR CASH REGISTER                                                  21-18499775
NCR CASH REGISTER                                                   21-1942116
TIDEL                                                                    42399
3M INTERCOM                                                             457631
3M INTERCOM                                                             457362
SECURITY SYSTEM
SILENT ALARMS
GONDOLA SHELVING
SHELVING, COOLER STORAGE
SNACK/FTN COUNTER

GARBAGE CAN - LARGE (OUTSIDE)
GARBAGE CAN - LARGE (OUTSIDE)
GARBAGE CAN - LARGE (OUTSIDE)
GARBAGE CAN - LARGE (OUTSIDE)
GARBAGE CAN - LARGE (OUTSIDE)
GARBAGE CAN - LARGE (OUTSIDE)
GARBAGE CAN - SMALL (INSIDE)
GARBAGE CAN - SMALL (INSIDE)
GARBAGE CAN - SMALL (INSIDE)
FIRE EXTINGUISHER                                                    FB-023428
DAYTON 2-WHEELER                                                        3W153A
WINDSHIELD BUCKET
WINDSHIELD BUCKET
WINDSHIELD BUCKET
WINDSHIELD BUCKET
ARTIC STAR  - ICE BARRELL

                                LOCATION 6156
                             1733 S CONGRESS AVE
                             WEST PALM BEACH, FL


CANOPY
6' X 12' WOOD FENCE
OUTDOOR LIGHTING
(3) SINGLE LIGHT POLES
10 X 10 SIGN
10 X 10 SIGN
6 X 6 SIGN
6 X 6 SIGN
SECURITY LIGHTING
WATER HEATER                                                       R0886C00628
AIR CONDITIONER                                                      Y46100302
AIR CONDITIONER                                                       47100456
SINKS
OFFICE CHAIR                                                             11775
OFFICE DESK
OFFICE FILE CABINET
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS                                              91W201009631
BAYTEC
AT&T COMPUTER                                                  3735626XX023555
PRINTER                                                           8KKAKM634947
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
PAM UNIT
CURTIS GEMINI BREWER & DRIP TRAY                                         13119
SERVEND                                                      319153GF,305820CF
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUP DISPENSER RING
ICE MAKER                                                            870121301
YOGURT MACHINE                                                        H8012452
COFFEE/COLD DRINK MODUAL
HOTDOG ROLLER GRILL                                                   25004295
HOTDOG SNEEZE GUARD
HOTDOG BUN WARMER                                                      2500385
HOTPOINT MICROWAVE                                                   DT991651S
COOLER DOORS
MERCHANDISER, LOW TEMP                                                   17517
MERCHANDISER, ICE                                                    XH63504ST
WALK-IN COMPRESSER TRI TON                                                9019
NCR REGISTER                                                       21-19421173
NCR REGISTER                                                       21-19421128
SAFE                                                                     45216
3M INTERCOM
3M INTERCOM
SECURITY SYSTEM
SILENT ALARMS
SHELVING, GONDOLA
SHELVING, STORAGE
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
SMALL TRASH CAN
SMALL TRASH CAN
FIRE EXTINGUISHER                                                       403462
FIRE EXTINGUISHER                                                     FW148963
FIRE EXTINGUISHER                                                       145733
FIRE EXTINGUISHER                                                     FW149006
FIRE EXTINGUISHER                                                       942098

CEILING FAN
CEILING FAN
HAND CART (2 WHEEL)
WINDSHIELD BUCKET
WINDSHIELD BUCKET
WINDSHIELD BUCKET
ARTIC STAR - ICE BARRELL

                                LOCATION 6157
                                 A-104 N US 1
                                 TEQUEST, FL


CANOPY
OUTDOOR LIGHTING
4 POLE LIGHTS
SHELL HI-RISE SIGN
WATER HEATER -RUUD                                                  1284B08119
TRANE 5 TON A/C
TRANE 5 TON A/C
SINKS
SHELL BUTTONS 12" X 12"
SHELL BUTTONS 12" X 12"
SHELL BUTTONS 12" X 12"
OFFICE CHIAR
OFFICE DESK
OFFICE FILE CABINET
CALCULATOR                                                             8488493
CALCULATOR
LADDER, 6FT
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS
BAYTEC                                                                  426787
AT&T COMPUTER
PRINTER
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
HI-LINE DIESEL DISPENSER                                               AA00567
MPD DISPENSER                                                         CA003227
MPD DISPENSER                                                         CA003266
MPD DISPENSER                                                         CA003228
PAM UNIT                                                              EA062467
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND                                                                   5307
MCCANN'S FOUNTAIN KIT
STORAGE SHELVING
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUPO DISPENSER RINGS
ICE MAKER                                                            840662865
TAYLOR YOGURT MACHINE
COLOMBO YOGURT SIGN
COFFEE/COLD DRINK RETRO-FIT MODUAL
BOTTLE CART
STAR HOT DOG GRILL                                                    25001012
HOTDOG BUN WARMER                                                     25001002
FULL SNEEZE GUARD FOR BUN WARMER
HEAT SEAL WRAPPER
MICROWAVE                                                             LR977605
SCALE
REFRIGERATOR, CONDIMENT                                                 227810
SLICER                                                           9151011136115
PLATTER RACK W/ TRAYS
TABLES
6' X 5' WALK IN FREEZER                                               M0006161
COOLER DOORS
COOLER, WALKIN
MERCHANDISER, LOW TEMP
DELI CASE                                                            9571-0130
MERCHANDISER, ICE                                                 XJ-44417-2-I
FREEZER IN KITCHEN

COMPRESSOR, COOLER                                                 84687791027
COMPRESSOR, COOLER                                                    65534551
NCR CASH REGISTER
NCR CASH REGISTER
SAFE                                                                     36931
3-M INTERCOM SYSTEM                                                    0006162
SECURITY SYSTEM
SILENT ALARMS
UNIVERSAL NOLIN GONDOLA (BEIGE)
SMALL TRASH CAN
SMALL TRASH CAN
SMALL TRASH CAN
SMALL TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
LARGE TRASH CAN
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
MENU BOARD
CEILING FAN
CEILING FAN
FAX                                                                    0014175
ARTIC STAR - DRINK BARRELL
WINDSHIELD BUCKET
WINDSHIELD BUCKET
WINDSHIELD BUCKET

                                LOCATION 6158
                               3585 SW MAPP RD
                                PALM CITY, FL


CANOPY
OUTDOOR LIGHTING
MAPCO SIGN
1 SHELL SIGN 4' X 8'
WATER HEATER                                                       M0276-52815
3 TON AIR CONDITIONER
OFFICE CHAIR
OFFICE DESK
CALCULATOR
CALCULATOR
6 FT LADDER
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS
BAYTEC                                                                  425495
AT&T COMPUTER
PRINTER
PAM UNIT                                                           MEA132300EA
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER                                                       CWBA044898
MPD DISPENSER                                                       CWBA044897
CURTIS GEMINI BREWER & DRIP TRAY
COFFEE MODULES
SERVEND
MCCANN'S FOUNTAIN KIT
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUP DISPENSER RING
CUP, MODULAR
ICE MAKER
EVERPURE FILTER & COARSE FILTER
HOT DOG GRILL
HOT DOG WARMER
SERVING STATION & INSERT
COOLER DOORS
NCR CASH REGISTER                                                   21-1942113
NCR CASH REGISTER                                                  21-18898074
SAFE                                                                     36651
INTERCOM                                                                 25017
SILENT KNIGHT SECURITY SYSTEM                                         00014763
GONDOLA
GONDOLA SHELVING (RETAIL)
STORAGE SHELVING
POST MIX COUNTER
TRASHCANS, LARGE
TRASH CANS, SMALL
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER                                                   76D4011285
CEILING FANS
3 COMPARTMENT SINK

                                LOCATION 6159
                              1805 SW KANNER HWY
                                  STUART, FL


CANOPY
MAPCO BUILDING SIGN
SHELL PRICE SIGN
WATER HEATER                                                        1181M93699
COMPRESSOR, A/C
COMPRESSOR, A/C
CONDENSER                                                            B19202070
SECURITY SHUTTERS
SINKS
SHELL READER BOARD
OFFICE DESK
OFFICE FILE CABINET
CALCULATOR
CALCULATOR
LADDER, 6FT
TIME CLOCK                                                               2254L
TIME CARD RACK
TELEPHONE
COMPUTER CONTROLLERS
AT&T COMPUTER
BAYTEC                                                                  426776
PRINTER
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
SINGLE DISPENSER #1                                                     101859
SINGLE DISPENSER #2                                                     101857
SINGLE DISPENSER #3                                                     101860
SINGLE DISPENSER #4                                                     101858
CURTIS GEMINI BREWER & DRIP TRAY
SERVEND
MCCANN'S FOUNTAIN KIT
ICE TEA DISPENSER
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUP DISPENSER RING
CUP DISPENSER
MANITOWOC CUBER                                                      940361841
BIN                                                                  940320635
CONDENSOR                                                            940190193
LINE SET
FILTER
TAYLOR YOGURT MACHINE
COLOMBO YOGURT SIGN
HOTDOG ROLLER GRILL                                                   45002523
FULL COVER SNEEZE GUARD FOR HOTDOG
HOTDOG BUN WARMER                                                      0006241
CHILI EQUIPMENT                                                     8812010345
SERVING STATION & INSERT
NACHO EQUIPMENT                                                            844
CHEESE PUMP
WALKIN COOLER
COOLER DOORS (14)
MERCHANDISER, LOW TEMP
MERCHANDISER - DELI                                                   M0014825
FREEZER,DOUBLE DOOR   MASTERBUILT T                                    0006124
FREEZER IN KITCHEN                                                     0007188
NCR CASH REGISTER                                                  21-19421107
NCR CASH REGISTER                                                  21-19421165
SAFE                                                                     36629
INTERCOM
ALARM SYSTEM

GONDOLA (RETAIL) SHELVING
4' WALL SHELVING UNDER WINDOWS
WOOD STORAGE SHELVING
YOGURT COUNTER
TRASH CAN - INSIDE
TRASH CAN - INSIDE
TRASH CAN - INSIDE
TRASH CAN - OUTSIDE
TRASH CAN - OUTSIDE
TRASH CAN - OUTSIDE
TRASH CAN - OUTSIDE
TRASH CAN - OUTSIDE
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
YOGURT MENU
SHOPPING CART
ARTIC STAR - ICE BARREL

                                LOCATION 6160
                                3093 HWY 93 N
                                OKEECHOBEE, FL


CANOPY
30' POLE/FIXTURE/BRACKET
(2) DUAL & (2) SINGLE LIGHT POLES
OUTDOOR LIGHTING
10X 10 SIGN
WATER SYSTEM
3TON RUUD/COPELAND CMPRSOR (1YR W)                                  TM31911623
RUUD 5 TON CONDENSOR                                                  UEAB2010
5 TON CONDENSOR & AIR HANDLER
OFFICE CHAIR
OFFICE DESK
OFFICE FILE CABINET
CALCULATOR                                                              618473
CALCULATOR
TELEPHONE
TELEPHONE
COMPUTER CONTROLLER
AT&T COMPUTER                                                         01439933
BAYTEC                                                                  448543
PRINTER                                                              761AK3621
PAM UNIT                                                            FTLA063949
12,000 GALLON TANK
12,000 GALLON TANK
12,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
DIESEL MASTER ULTRA HIGH
DIESEL SATELLITE
GILBARCO DIESEL UNIT                                                    CR002C
CURTIS GEMINI BREWER & DRIP TRAY
COFFEE MODULES
SERVEND
MCCANN'S FOUNTAIN KIT
FOUNTAIN MODULES
EVERPURE SYSTEM AND COARSE FILTER
SMALL CUP DISPENSER RING
CUP DISPENSERS 2 & 4
TAYLOR YOGURT MACHINE
HOT DOG ROLLER                                                          250021
HOT DOG ROLLER GRILL
HOT DOG BUN WARMER                                                     0005258
STOVE, ELECTRIC
HEAT SEAL WRAPPER
PASTRY CASE
MICROWAVE                                                            LR9775895
SCALE                                                             817141110167
SERVING STATION & INSERT
REFRIGERATOR, CONDIMENT                                                 225496
WINSTON HOT FOOD MERCHANDISER                                         M0014985
NACHO EQUIPMENT
NACHO SERVER
CHILI PUMP
BREADER                                                                   4156
FILTER                                                                     302
FRYER                                                                    34322
SINK W/WORK TABLE
FRYER                                                                    25476
FOOD GRINDER
SLICER                                                            915101111388
TABLE, PREP

COOLER DOORS
12 ANTHONY DOORS
COOLER, DOUBLE DOOR                                                     132063
MERCHANDISER, MED TEMP
FREEZER, COFFIN
DELI DISPLAY CASE                                                       127414
ICE MACHINE - MANITOWOC                                              90126446S
FREEZER, KITCHEN, SS
MIDTEMP COOLER                                                          142232
NCR CASH REGISTER                                                  21-19421106
NCR CASH REGISTER                                                  21-19421156
SAFE                                                                     17451
INTERCOM SYSTEM
SILENT ALARMS
SECURITY SYSTEM
SHELVING, GONDOLA
WIRE STORAGE SHELVING
YOGURT COUNTER
45' WOOD COUNTER
7 FULL/1 HALF DINING BOOTHS
TRASH CANS, INSIDE
TRASH CANS, OUTSIDE
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
YOGURT MENU
MENU BOARDS
SHOPPING CART
CEILING FANS
WINDSHIELD BUCKET
WINDSHIELD BUCKET
ICE MERCHANDISER
ICE MERCHANDISER
2 WHEELER
HOT WATER HEATER
HOT WATER HEATER

                                LOCATION 6162
                            9280 W.  INDIANTOWN RD
                                 JUPITER, FL


CANOPY
MOLDING S&S SIGN
HOT WATER HEATER AO SMITH                                       MJ880139446810
TRANE AIR CONDITIONING UNIT                                          C25104803
AIR CONDITIONING UNIT                                                C24180637
AIR CONDITIONING UNIT
SINK 3 COMP.
HAND SINK
SHELL SIGN 4' X 8'
2X8 S&S SIGN
SHELL BUILDING SIGN
4X8 PRICE PANEL
4X8 FANCY F. CHICK.
2-DRAWER FILE CABINET
DESK TOP CALCULATOR                                                     20391B
MOP SINK
DESK TOP & WALL MOUNT PHONES
(POS) ATT 386 5X/EL COMPUTER                                      898611044436
COMPUTER CONTROLLERS                                                 501007413
AT&T COMPUTER                                                          5809182
POS PRINTER                                                           91113531
POS PRINTER                                                            9036641
PRINTER                                                             P10801-008
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER                                                       FTBA026231
MPD DISPENSER                                                       FTBA026230
MPD DISPENSER                                                         M0018001
MPD DISPENSER                                                       GTBA027454
CURTIS GEMINI BREWER & DRIP TRAY                                         12939
JET SPRAY                                                                 8040
ICE DISPENSER                                                            79046
SERVEND                                                      305765CF,305766CF
WATER SOFTENER
SMALL CUP DISPENSER RINGS
(2) LID DISPENSERS
YOGURT MACHINE                                                        J0061495
YOGURT SIGNS
COLOMBO YOGURT SIGN
COFFEE & DRINK MODUALS
HOTDOG GRILL                                                          25009773
BUNN WARMER STAR                                                       0005255
OVEN                                                                   0006449
HOT WRAPPER
DONUT CASE
AMANA MICROWAVE                                                     8809044622
BERKER SCALE                                                          GGF52763
CONDIMENT DISPENSERS                                                   0006441
CONDIMENT REFRIG.                                                       345755
CHICKEN FRYER                                                            28310
BREADER                                                                   5369
CHICKEN FRYER                                                            27340
CHICKEN WARMER                                                           13668
CHICKEN HOLDING WARMER                                                   13665
SLICER
COOLER DOORS 14                                                        0006439
FREEZER DOOR 3                                                         0006440
ICE CREAM MERCHANDISER                                            90G05050-412
DELI CASE                                                             95710677
ICE MERCHANDISER                                                  IJ 14590-2-I
DELI FREEZER                                                          WI 05915
UPRIGHT FREEZER                                                         228644

COOLER COMP                                                        BG107933545
FREEZER COMP                                                       8B107933545
COOLER COMP                                                        A8107937659
DELI VENTILATOR PVC                                                   FMX61477
SQUARE SHELF POST
POS CASH DRAWER/KEYBOARD/POLE                                          1253069
TIDEL TACC II SAFE                                                       24734
SECURITY SYSTEM
SILENT ALARMS
SHELVING
YOGURT COUNTER
COUNTERS
TRASH CONTAINERS
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
2 MENUBOARDS
24' ILLUMINATED PECTENS
MENU PANELS

                                LOCATION 6170
                               9020 95TH STREET
                                SEBASTIAN, FL


6' X 180' WOOD FENCE
(5) MERCURY VAPOR LIGHTS
POLE SIGN AND GRADE
RUDD HOT WATER HEATER                                              RU039180850
CHLORINATOR                                                              35122
WATER PUMP                                                               73951
RUUD SPLIT SYSTEM                                                        B4235
COMPRESSOR, BLDG A/C                                             2568M17847266
SECURITY SHUTTERS
3-COMPARTMENT SINK
OFFICE CHAIR
OFFICE DESK
OFFICE FILE CABINET
SAFE, FLOOR                                                            0003302
CALCULATOR                                                           4805-798X
COMPUTER CONTROLLERS                                                 405748401
AT&T COMPUTER                                                         01439904
PRINTER                                                           AGJKAKM51541
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
DUAL DISPENERS
DUAL DISPENERS
GEMINI COFFEE BREWER/INSTALLATION
CURTIS COFFEE BREWER                                                     13125
ICE DISPENSER
BOOTH 5-HEAD DRINK DISPENSER                                              5346
WATER FILTER
DISPENSER, CUP
ICE MAKER                                                              N000824
HOT DOG GRILL W/SNEEZE GUARD                                           0014743
STAR BUN WARMER                                                        3002150
WALK IN COOLER                                                      8H91031081
COOLER BLOWERS
COOLER, WALKIN
COOLER BLOWERS                                                       JL4027601
COMPRESSOR, COOLER                                                   453788941
COOLER DOORS
COOLER DOOR, METAL
ICE MERCHANDISER (STARRETT)                                             M700CV
NCR REGISTER                                                       21-18495495
SAFE                                                                     20279
INTERCOM                                                                  1E4B
BOGEN INTERCOM                                                            1E4B
GONDOLA SHELVING (MERCHANDISING)
GONDOLA SHELVING, 4' WALL
SHELVING, METAL STORAGE
WALL MOUNT SHELVING
INDOOR TRASH CAN
INDOOR TRASH CAN
INDOOR TRASH CAN
OUTDOOR TRASH CAN
OUTDOOR TRASH CAN
FIRE EXTINGUISHER
SCOTT TOWEL DISPENSER
SCOTT TOWEL DISPENSER
WINDSHIELD SVC CENTER
SCOTT TOWEL DISPENSER
HAND TRUCK

                                LOCATION 6177
                                2490 PGA BLVD.
                            PALM BEACH GARDEN, FL


SPRINKLER SYSTEM
(2) 16' X 60' CANOPIES
DUMPSTER FENCE
OUTDOOR LIGHTING
3 POLE LIGHTS
LOGO SIGN
QUICK FLIP GAS PRICE SIGN
QUICK FLIP GAS PRICE SIGN
HOT WATER HEATER                                                    1078M53553
COMPRESSOR, A/C                                                      344251T20
AIR CONDITIONER                                                      D10292472
SINKS
OFFICE CHAIR
OFFICE CHAIR
OFFICE DESK
OFFICE FILE CABINET
OFFICE FILE CABINET
HAYMAN SAFE                                                            0006200
TELEPHONE
TELEPHONE
COMPUTER CONTROLLERS                                              925331001475
AT&T COMPUTER                                                  3735626XX015449
PRINTER                                                            86KAKM44849
BAYTEC                                                                  450457
12,000 GALLON TANK
6,000 GALLON TANK
6,000 GALLON TANK
6,000 GALLON TANK
6,000 GALLON TANK
SINGLE DISPENSER                                                      JLL07160
DUAL DISPENSER (9 & 10)                                                GK93212
DUAL DISPENSER (3 & 4)                                                 GK93214
MPD DISPENSER                                                       JUBA040321
MPD DISPENSER                                                       CWBA044895
MPD DISPENSER                                                       JUBA040311
MPD DISPENSER                                                       CWBA044896
MPD DISPENSER                                                       JUBA040312
MPD DISPENSER                                                       JUBA040310
PAM UNIT                                                            CTEA081907
CURTIS GEMINI BREWER & DRIP TRAY
GEMINI BURNER                                                           1493-3
SERVEND
MCCANN'S FOUNTAIN KIT
CUP DISPENSER
MANITOWOC CUBER                                                      940361844
BIN                                                                  940320634
CONDENSOR                                                            940290265
LINE SET
FILTER
TAYLOR YOGURT MACHINE                                                 J0061498
HOTDOG ROLLER GRILL                                                   45007152
FULL COVER SNEEZE GUARD FOR HOTDOG
HOTDOG BUN WARMER                                                      0001212
SERVING STATION & INSERT
2 PLEXI CONDIMENT HOLDERS
COOLER DOORS
MERCHANDISER, MED TEMP                                                  165488
MERCHANDISER, MED TEMP                                                  127338
MERCHANDIER, LOW TEMP                                                   163949
MERCHANDISER, ICE                                                     88H11705
COMPRESSOR, COOLER                                                      463709
NCR REGISTER                                                       21-18495492
NCR REGISTER                                                       21-19421171

TACC 2                                                                M0006185
SECURITY SYSTEM
SILENT ALARMS
GONDOLA (RETAIL) SHELVING
4' SHELF
GONDOLA
COUNTERS
TRASH CAN OUTSIDE
TRASH CAN OUTSIDE
TRASH CAN OUTSIDE
TRASH CAN OUTSIDE
TRASH CAN OUTSIDE
TRASH CAN OUTSIDE
TRASH CAN OUTSIDE
TRASH CAN INSIDE
TRASH CAN INSIDE
TRASH CAN INSIDE
TRASH CANS, SMALL
FIRE EXTINGUISHER
FIRE EXTINGUISHER
CEILING FAN
CEILING FAN
SHOPPING CART
13" TV-VCR
BUTTON SIGN
BUTTON SIGN
WINDSHIELD BUCKET
WINDSHIELD BUCKET
WINDSHIELD BUCKET
WINDSHIELD BUCKET
ARTIC STAR - ICE BARREL
HOT WATER HEATER

                                LOCATION 6209
                            US 441 NORTH & DOUBLE
                                LAKE CITY, FL


1-CANOPY
INTERNALLY LIT OUTDOOR SIGNAGE (PRICE SIGN/HIGH RISE)
COMPRESSOR, A/C                                                      B24115690
COMPRESSOR, HEAT PUMP                                                B24185414
OFFICE CHAIR
METAL DESK
OFFICE TABLE
OFFICE FILE CABINET                                                   M0014853
OFFICE FILE CABINET
CALCULATOR                                                              003-04
1-CLARKE FLOOR BUFFER                                                 M0014823
AT&T COMPUTER
PRINTER
COMPUTER CONTROLLER
6,000 GALLON TANK
4,000 GALLON TANK
4,000 GALLON TANK
4,000 GALLON TANK
MPD DISPENSER
MPD DISPENSER
HI-LINE DIESEL DISPENSER
PAM UNIT
COFFEE MAKER                                                            155242
DISPENSER, ICE - REMCOR                                                 065463
DISPENSER, DRINK                                                          3366
CUP DISPENSER - COLD
ICE MAKER                                                            880123710
HOTDOG ROLLER GRILL                                                   25001173
FULL SNEEZE GUARD
HOTDOG BUN WARMER                                                      0002595
STAINLESS STEEL TABLES
CHICKEN WARMER
HEAVY DUTY CAN OPENER
COOLER, WALKIN                                                         LR27365
COOLER DOORS
MASTERBUILT REFRIGERATOR                                              M0007271
SANDWICH MERCHANDISER - HUSSMAN                                      9571-0371
MERCHANDISER, ICE (2-DOOR)                                             M007262
REFRIGERATOR, SMALL - SILVERKING                                      15851257
CONDENSER                                                            880299052
COOLER COMPRESSOR                                                      87E0635
COOLER COMPRESSOR                                                  87107573283
SAFE                                                                  M0014881
INTRACOM                                                                458968
21 - 4' SECTIONS GONDOLA SHELVING
BOOTH
BOOTH
BOOTH
TRASH CAN - LARGE
TRASH CAN - LARGE
TRASH CAN - SMALL
TRASH CAN - SMALL
CEILING FAN
CEILING FAN
CEILING FAN
FAX MACHINE
NCR CASH REGISTER                                                  21-18898026
NCR CASH REGISTER                                                  21-18495510
NCR CASH REGISTER                                                  21-18499769
SENSORMATIC SECURITY SYSTEM
POTATO WEDGER

                                LOCATION 6210
                                 705 N TEMPLE
                                  STARKE, FL


36' X 54' CANOPY
OUTSIDE LIGHTING
INTERNALLY LIT OUTSIDE SIGNAGE
WATER HEATER, 10 GAL                                                  M0006795
COMPRESSOR, A/C
SINK, 2-COMP, SS
3-COMPARTMENT SINK
OFFICE CHAIR
2 DRAWER FILE CABINET
2 DRAWER FILE CABINET
CALCULATOR
4' LADDER
6' LADDER
COMPUTER CONTROLLERS                                              89TY49090133
AT&T COMPUTER
PANASONIC PRINTER                                                     M0006791
4,000 GALLON TANK
4,000 GALLON TANK
2,000 GALLON TANK
2,000 GALLON TANK
DUAL DISPENSER                                                        JL107987
DUAL DISPENSER                                                          CR0070
DUAL DISPENSER                                                        JL107550
DUAL DISPENSER                                                         AK98388
DUAL DISPENSER                                                         MJ96519
DUAL DISPENSER                                                         CK83137
DISPENSER, ICE - REMCOR                                               M0006799
HOTPOINT MICROWAVE                                                    M0006785
COOLER DOORS                                                           1125N08
COOLER, WALKIN                                                 DKA5117,DKH5119
KELVINATOR SANDWICH CASE
NCR CASH REGISTER                                                  21-17124933
SAFE                                                                     42444
SHELVING, GONDOLA
SHELVING, STORAGE
SMALL CABINET - FOUNTAIN AREA
TRASH CAN - LARGE
TRASH CAN - LARGE
TRASH CAN - LARGE
TRASH CAN - LARGE
TRASH CAN - SMALL
TRASH CAN - SMALL
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
PAM UNIT
5 HEAD FOUNTAIN MACHINE
COFFEE MACHINE
SILENT ALARM SYSTEM

                                LOCATION 6211
                                834 W MADISON
                                  STARKE, FL


1-CANOPY
(2) SINGLE POLE LIGHTS ON EACH SIDE OF BLDG
MAPCO SIGN
WATER HEATER                                                         E77554877
A/C UNIT, CENTRAL
SINK, SS 3-COMP
OFFICE CHAIR
OFFICE FILE CABINET
OFFICE FILE CABINET
LADDER, 4FT
LADDER, 8FT
BAYTECH CONTROLLER                                                       39675
COMPUTER CONTROLLER
PANASONIC PRINTER                                                  7CKAKE89209
AT&T COMPUTER
8,200 GALLON TANK
8,200 GALLON TANK
10,000 GALLON TANK
DUAL DISPENSER                                                          KR043C
DUAL DISPENSER
DUAL DISPENSER                                                          KR042C
DUAL DISPENSER                                                          KR041C
COFFEE MAKER                                                            734447
COFFEE MAKER
5-HEAD FOUNTAIN DISPENSER                                                 5333
DISPENSER, ICE - REMCOR                                                 040298
DISPENSER, CUP (3-CUP)
DISPENSER, CUP (4-CUP)
HOTDOG GRILL                                                          25003390
STARR BUN WARMER                                                       0001259
COOLER WALK- IN 8 DOORS                                               RRA-180A
COOLER DOORS 8                                                          323NO8
COOLER, 2-DOOR LOW TEMP - MASTERBILT                                    340251
SANDWICH MERCHANDISER                                                9571-0455
ICE MERCHANDISER                                                  XO-60716-5-1
FREEZER, 2-DOOR                                                        M247021
NCR CASH REGISTER                                                  21-18499891
SAFE                                                                     42130
SQUIRE SECURITY SYSTEM - SILENT ALARM
SHELVING, GONDOLA
SHELVING, WALL
TRASH CAN - LARGE
TRASH CAN - LARGE
TRASH CAN - LARGE
TRASH CAN - SMALL
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
CART, GROCERY
REFRIGERATOR, SMALL - SILVERKING
PAM UNIT
FLOOR BUFFER
FAN
FAN
FAN
FAN

                                LOCATION 6401
                               402 MAGNOLIA AVE
                                AUBURNDALE, FL


CANOPY / THREE ISLAND
AREA LIGHTING
4' X 8' THREE PRODUCT PRICE SIGN
3-PRODUCT SIGN
8' X 8' PECTIN SIGN W/ 30' POLES
FONT SET
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
ISLAND KIOSK / 200 SQ FT
AT&T COMPUTER
PRINTER
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER                                                       JUBA040318
MPD DISPENSER                                                       JUBA040317
MPD DISPENSER                                                       JUBA040328
MPD DISPENSER                                                       CWBA044996
PAM UNIT                                                              M0014858
PAM CABLE
NCR CASH REGISTER                                                  21-18495471
TIDEL TACC II SAFE                                                       64388
COUNTERS/DESK                                                M0014816,M0014815

                                LOCATION 6403
                                  550 W 540A
                                 LAKELAND, FL


CANOPY / THREE ISLAND
AREA LIGHTING
2' X 2' CUSTOM CEDAR CUPOLA PECTEN
2' X 2' CUSTOM CEDAR CUPOLA PECTEN
3' X 3' PECTIN SIGN
3' X 6' CUSTOM CEDAR PECTIN SIGN
3' X 6' THREE PRODUCT PRICE SIGN
FONT SET
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
ISLAND MARKETER / 98 SQ FT
COLEMAN AIR CONDITIONER
CALCULATOR
AT&T PROCESSOR
MONITOR FOR PC                                                    886210062370
COMPUTER CONTROLLER
COMPUTER PRINTER
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
8,000 GALLON TANK
MPD DISPENSER                                                         BA044974
MPD DISPENSER                                                         BA049363
MPD DISPENSER
MPD DISPENSER
PAM UNIT
NCR CASH REGISTER
TIDEL TACC II SAFE
TWO TIER SAFE
INTERCOM SYSTEM(W/3 MIKE/SPEAKERS)                                040084190114
COUNTERS / DESK
FIRE EXTINGUISHER
FIRE EXTINGUISHER

                                LOCATION 6404
                                2190 EAST 540A
                                 LAKELAND, FL


FLAGPOLE / 60'
4' X 8' TWO PRODUCT PRICE SIGN
8' X 8' PECTIN SIGN
FONT SET
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
SINK - FIBERGLASS                                                     M0014807
SINK - THREE TUB                                                      M0014806
LIGHTING-SECURITY
DESK                                                                  M0014802
FILE CABINET - 2 DRAWER                                               M0014803
FAX MACHINE                                                           81100029
8,000 GALLON TANK
8,000 GALLON TANK
8,000 GALLON TANK
6 HOSE / 3 PRODUCT DISPENSER                                    015-333A-06988
6 HOSE / 3 PRODUCT DISPENSER                                    015-333A-06987
6 HOSE / 3 PRODUCT DISPENSER                                    015-333A-06989
6 HOSE / 3 PRODUCT DISPENSER                                    015-333A-06986
AIR/WATER DISPENSER-STAINLESS STEEL                                   M0014801
WILBUR CURTIS GEMINI 200R                                                  234
WILBUR CURTIS GEMINI 200R
DRINK/ICE DISPENSER                                                     501422
FLOJET FOUNTAIN PUMP                                                  89198658
FLOWJET FOUNTAIN PUMP                                                 91334780
FLOJET FOUNTAIN PUMP                                                  89208787
FOUNTAIN PUMP-THREE BANK                                                 04377
ICE MAKER                                                               389839
ICE MAKER
TAYLOR YOGURT MAKER
COFFEE/DRINK MODUAL
HOT DOG GRILL
BUN WARMER                                                            87-6-262
STAR BUN WARMER
SANDWICH WRAPPER                                                      M0014804
GE MIRCOWAVE                                                         TS928979S
SCALE - DIGITAL                                                  8171411101647
HOT DOG CONDIMENT STATION/INSERT                                      M0014900
AUTO SLICER                                                     DE916101112617
WALK-IN COOLER                                                        WI-01269
DELI COOLER                                                       85HO7972-205
DELI FREEZER                                                      85IO8270-133
ICE MERCHANDISER                                                      85H08605
CASH REGISTER                                                      21-17119807
CASH REGISTER                                                      21-17119806
TIDEL TACC II SAFE                                                       64144
TWO TIER SAFE                                                            06677
INTERCOM SYSTEM(W/2 MIKE/SPEAKERS)                                       25010
SECURITY SYSTEM
GONDOLAS / SHELVING (DISPLAY)
STORAGE SHELVING
HAND TRUCK - 2 WHEEL                                                  M0014849
TABLE - 10' STAINLESS STEEL                                           M0014805
FAX MACHINE
FIRE EXTINGUISHER

                                LOCATION 6405
                               2225 S COMBEE RD
                                 LAKELAND, FL


FLAGPOLE / 60'
CANOPY / 3 ISLAND SHELL SILVERADO
AREA LIGHTING
4' X 8' 3 PRODUCT PRICE SIGN
4' X 8' READER BOARD
8' X 8' PECTIN SIGN W/2 30'POLES
FONT SET
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
OFFICE CHAIR
2-DRAWER FILE CABINET
CALCULATOR
CALCULATOR
FAN, OFFICE CEILING                                                   60341099
CEILING FAN
CEILING FAN
CEILING FAN
AT&T COMPUTER CONTROLLER                                               1797025
AT&T COMPUTER                                                        405004783
BAYTECH CONTROLLER                                                      450541
PANASONIC PRINTER                                                  11KARQ63951
8,000 GALLON TANK
8,000 GALLON TANK
8,000 GALLON TANK
8,000 GALLON TANK
6 HOSE / 3 PRODUCT DISPENSER                                      18-426-12561
6 HOSE / 3 PRODUCT DISPENSER                                      18-426-12563
6 HOSE / 3 PRODUCT DISPENSER                                      18-426-12560
6 HOSE / 3 PRODUCT DISPENSER                                      18-426-12562
8 HOSE / 4 PRODUCT DISPENSER                                      18-628-12568
8 HOSE / 4 PRODUCT DISPENSER                                      18-628-12569
AIR/WATER DISPENSER-STAINLESS STEEL                                      11-87
GEMINI COFFEE MACHINE/INST/DRIPTRAY
COLD DRINK DISPENSER(W/ICE MAKER)                                     501311BD
ICE DISPENSER                                                           076910
3 BANK DISPENSER                                                         06380
ICED TEA BREWER                                                          15562
ICE MAKER                                                              460355G
YOGURT MACHINE                                                        H6094310
COFFEE DRINK MODUAL
STAR HOT DOGGER                                                       25001173
WYOTT BUN WARMER                                                      87-6-150
PASTRY CASE
HOT DOG CONDIMENT STATION/INSERT
TABLE, SS PREP
WALK-IN COOLER                                                         WI05053
ICE MERCHANDISER                                                      88B01143
DELI FREEZER                                                           1228561
DELI COOLER                                                        88C01283034
DELI REFRIGERATOR TABLE                                             D880311041
CASH REGISTER                                                      21-18506283
CASH REGISTER                                                      21-18506282
TIDEL TACC II SAFE                                                       64361
TWO TIER SAFE                                                         88000287
INTERCOM (BASE & 6 SPEAKER MIKES)                               126-8K-9-99754
SECURITY SYSTEM (MONITOR SWITCH)                                       108347K
SECURITY SYSTEM (VCR)                                                 71006348
SECURITY SYSTEM (VIDEO SCREEN)                                       KD8110790
SECURITY SYSTEM - 35MM
GONDOLAS & SHELVING-DISPLAY (VARS)
SHELVING-STORAGE (VARS)
2-WHEEL HAND TRUCK

3-BAY SINK (STAINLESS STEEL)
4' TABLE (STAINLESS STEEL)
6' TABLE (STAINLESS STEEL)
DESK
FLOOR SINK (FIBERGLASS)
SCOTT TISSUE PAPER ROLLER
FIRE EXTINGUISHER
TUB PLANTER
TUB PLANTER
TUB PLANTER
TUB PLANTER
TUB PLANTER
TUB PLANTER
TUB PLANTER
TUB PLANTER
SCOTT TOWEL DISPENSER
SCOTT TOWEL DISPENSER
SCOTT TOWEL DISPENSER
SCOTT TISSUE PAPER ROLLER

HOT DOG CONDIMENT STATION/INSERT                            "IN STORAGE"

                                LOCATION 6406
                           4620 CLEVELAND HTS BLVD
                                 LAKELAND, FL


CANOPY / 2 ISLAND (CEDAR)
AREA LIGHTING
3' X 3' PECTIN SIGN (COMPOSITE)
3' X 6' 3-PRODUCT PRICE SIGN
FONT SET
ISLAND KIOSK / 72 SQ FT
AT&T PC6300 COMPUTER                                                   010-328
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER                                                       CWVA044972
MPD DISPENSER                                                       CWVA044978
MPD DISPENSER                                                       CWVA044986
PAM UNIT
NCR REGISTER                                                       21-18499831
TIDEL TACC II SAFE                                                       64386
OCTAGON GARBAGE CAN
OCTAGON GARBAGE CAN
WINDSHIELD WASHER
WINDSHIELD WASHER
FIRE EXTINGUISHER
CEILING FAN                                                             104135
GARDEN HOSE

                                LOCATION 6408
                               1920 HARDEN BLVD
                                 LAKELAND, FL


FLAGPOLE / 60'
CANOPY / 2 ISLAND (TILE/CEDAR BEAM)
AREA LIGHTING
3' X 6' 3-PRODUCT PRICE SIGN
3' X 6' READER BOARD
6' X 6' PECTIN SIGN
FONT SET
ISLAND MARKETER / 656 SQ FT
CANON CALCULATOR
AT&T COMPUTER                                                   3735626XX02592
AT&T CONTROLLER                                                        0472005
PANASONIC PRINTER                                                  9FKAR092447
4,000 GALLON TANK
6,000 GALLON TANK
6,000 GALLON TANK
6,000 GALLON TANK
6,000 GALLON TANK
2 HOSE - 1 PRODUCT DISPENSER                                     034-162-92820
2 HOSE - 1 PRODUCT DISPENSER                                     024-162-91001
2 HOSE - 1 PRODUCT DISPENSER                                     034-162-92828
2 HOSE - 1 PRODUCT DISPENSER                                     024-162-91023
2 HOSE - 1 PRODUCT DISPENSER                                     034-162-92067
2 HOSE - 1 PRODUCT DISPENSER                                     074-162-95867
2 HOSE - 1 PRODUCT DISPENSER                                     074-162-95895
2 HOSE - 1 PRODUCT DISPENSER                                     034-162-92772
ROC CASH REGISTER/CONSOLE/PRINTER
COFFEE MAKER                                                             56965
DISPENSER ICE   REMCOR
6-DISP. SODA MACHINE
3-CUP DISPENSER
4-CUP DISPENSER
WALK-IN COOLER(4-DOOR W/COMPRESSOR)
NCR CASH REGISTER                                                 21-171-24928
TIDEL TACC II SAFE                                                       64140

                                LOCATION 6411
                             6655 SOCRUM LOOP RD
                                 LAKELAND, FL


FLAGPOLE / 60' (W/FLAG)
3' X 6' 3-PRODUCT PRICE SIGN
6' X 6' PECTIN SIGN
FONT SET
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
TX INSTRUMENTS CALCULATOR                                               286431
AT&T COMPUTER                                                           084493
PANASONIC PRINTER                                                     M0014808
8,000 GALLON TANK
8,000 GALLON TANK
8,000 GALLON TANK
6 HOSE / 3 PRODUCT DISPENSER                                     057-426-10591
6 HOSE / 3 PRODUCT DISPENSER                                     057-426-10593
6 HOSE / 3 PRODUCT DISPENSER                                     057-426-10593
6 HOSE / 3 PRODUCT DISPENSER                                     057-426-10592
GEMINI COFFEEMACHINE/INSTAL/DRIPTRA
ICE DISPENSER                                                           076917
ICE MAKER                                                             M0014810
TAYLOR YOGURT                                                         M0014820
HOT DOGGER                                                            87-6-185
HOT DOG ROLLER - STAR
BUN WARMER                                                            87-6-164
CHILI WARMER                                                          M0014812
GOLDSTAR MICROWAVE                                                    M0014859
WALK-IN COOLER (13-DOOR)                                                713W14
DELI CASE                                                         87H06996-034
ICE MERCHANDISER                                                      87G07739
DELI FREEZER                                                            224150
DELI COOLER                                                             223954
YOGURT MACHINE
CASH REGISTER                                                      21-18499877
CASH REGISTER                                                      21-19421129
CASH REGISTER
TIDEL TACC II SAFE                                                       63909
SECURITY SYSTEM
GONDOLAS & SHELVING (VARIOUS)
STORAGE SHELVING (VARIOUS)
CHAIR
CHAIR
DESK
FAX MACHINE                                                           81100030
FILE CABINET / 2-DRAWER                                               M0014898
HAND TRUCK (2-WHEEL)
SINK - 3 BAY/STAINLESS STEEL                                          M0014850
TABLE - 4' STAINLESS STEEL                                            M0014880
TABLE - 6' STAINLESS STEEL                                            M0014813

SANDWICH WRAPPER                                            "IN STORAGE"
YOGURT MACHINE                                              "IN STORAGE"
4 DRAWER FILE CABINET                                       "IN STORAGE"
HOT DOGGER                                                  "IN STORAGE"

                                LOCATION 6412
                               5869 US HWY 98 N
                                 LAKELAND, FL


FLAGPOLE - 60'
CANOPY - 3 ISLAND / HEXAGONAL
AREA LIGHTING
2' X 8' AUTO DIESIL SIGN
4' X 8' 2-PRODUCT PRICE SIGN
4' X 8' READER BOARD
8' X 8' PECTIN SIGN W/2 45'POLES
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
FONT SET
6' OPEN 24 HR SIGN
CAR WASH/RESTROOMS/STORAGE BLDG
ISLAND KIOSK - 72 SQ FT
AT&T COMPUTER                                                   029755,0487012
PRINTER                                                               M0014865
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
MPD DISPENSER
PAM UNIT                                                              MOO14818
AIR/WATER DISPENSER-STAINLESS STEEL                                   M0014847
AIR/WATER UNIT (W/O COMPRESSOR)
NCR REGISTER                                                       21-18499791
TIDEL TACC II SAFE                                                       64015
TWO TIER SAFE                                                            14864
INTERCOM SYS (INCL 3 SPEAKER/MIKES)                             04008 348 0104
2) YOGURT CABINETS
CAR WASH EQUIPMENT

HEAT SEAL WRAPPER                                           "IN STORAGE"
YOGURT CABINET                                              "IN STORAGE"
TOLEDO SCALE                                                "IN STORAGE"
BERKEL MEAT SCALE                                           "IN STORAGE"
AUTO SLICER                                                 "IN STORAGE"
BERKEL SLICER                                               "IN STORAGE"
SCALE DIGITAL                                               "IN STORAGE"

                                LOCATION 6413
                                3005 HWY 540 W
                               WINTER HAVEN, FL


FLAGPOLE - 60' W/FLAG
CANOPY - 2 ISLAND/TILE & CEDAR BEAM
AREA LIGHTING
8' X 16' CUSTOM READER BOARD
8' X 8' PECTIN SIGN W/2 30' POLES
FONT SET
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
ISLAND MARKETER - 560 SQ FT
1-2 DRAWER FIREPROOF LEGAL FILE CBN
SHARP CALCULATOR
AT&T COMPUTER                                                     886209053056
PRINTER
BAYTEC
10,000 GALLON TANK
10,000 GALLON TANK
10,000 GALLON TANK
MPD DISPENSER                                                      CWBA 044985
MPD DISPENSER                                                      CWBA 044985
WALK-IN COOLER (4-DOOR)                                               M0014894
CASH REGISTER                                                      21-18912273
TIDEL TACC II SAFE                                                       64147
TWO TIER SAFE
INTERCOM SYS (INCL 1 SPEAKER/MIKE)                                      232385
COUNTERS/DESK/6' GONDOLA                                              M0014895

                                LOCATION 6414
                             1502 RECKER HIGHWAY
                               WINTER HAVEN, FL


FLAGPOLE - 60' W/FLAG
4' X 8' 3-PRODUCT PRICE SIGN
8' X 8' PECTIN SIGN W/2 30' POLES
FONT SET
PUMP TOPPER/ISLAND P.O.S. SIGN PKG
RUDD HOT WATER HEATER                                             RU0888005233
DESK CHAIR W/ROLLERS
WOODEN OFFICE DESK
4 DRAWER OFFICE FILE CABINET
2-DRAWER FILE CABINET
CALCULATOR
CALCULATOR
10FT LADDER
MOP WRINGER/BUCKET
TELEPHONE
TELEPHONE
AT&T COMPUTER                                                           031864
PANASONIC PRINTER                                                     AKY15112
MPD
MPD
MPD
MPD
8,000 GALLON TANK
8,000 GALLON TANK
8,000 GALLON TANK
GRINDMASTER COFFEE GRINDER
SERVEND SINGLE DRINK DISPENSER
REMCOR TJ45 ICE DISPENSER                                              0082239
4-CUP DISPENSER
CUP DISPENSER
KOLD DRAFT ICE MAKER
YOGURT MACHINE                                                        H8012450
AMF HOT DOGGER/SNEEZE GUARD                                               88-9
CHEFMATE CHILI DISPENSER
SERVER ELECT. CHILI/CHEESE DISP.
SCHMIDT 3 X 4 GLASS PASTRY CASE
SAMSUNG MICROWAVE
13-DOOR WALK IN COOLER
MASTERBILT WALK-IN COOLER                                               236903
MASTERBILT WALK-IN FREEZER                                              231066
HUSSMAN UPRIGHT FREEZER                                           88J08709-323
MACARTHUR/TGLEE ICE CREAM CHEST
NCR REGISTER                                                       21-17118201
NCR REGISTER                                                       21-18500412
TIDEL TACC II SAFE                                                       64149
TWO TIER SAFE
35MM SECURITY SYSTEM
SECURITY SYSTEM
SHELVING, GONDOLA
2 METAL SHELVING 3'
METAL SHELVING 18'
DINING BOOTH
DINING BOOTH
DINING BOOTH
DINING BOOTH
WHITE TRASH CANS 30-50 W/ROLLERS

WYOTT BREAD WARMER                                          "IN STORAGE"
STAINLESS STEEL SERVER                                      "IN STORAGE"
CONDIMENT DISPENSER                                         "IN STORAGE"
PASTRY CASE                                                 "IN STORAGE"
6' DELI CASE                                                "IN STORAGE"

                                LOCATION 6414


ICE CREAM MERCHANDISER                                      "IN STORAGE"
PASTRY CASE                                                 "IN STORAGE"
ICE CREAM MERCHANDISER                                      "IN STORAGE"
ICE CREAM MERCHANDISER                                      "IN STORAGE"
JET SPRAY - 3 COMPARTMENT                                   "IN STORAGE"
VACUUM                                                      "IN STORAGE"
VACUUM                                                      "IN STORAGE"
DELI REFRIGERATOR TABLE                                     "IN STORAGE"
BUN WARMER                                                  "IN STORAGE"
ICE CREAM MERCHANDISER                                      "IN STORAGE"

                                LOCATION 1008
                              I-81 BAILEYTOWN RD
                               GREENEVILLE, TN


CANOPY
QUICK FLIP GAS SIGN
CRAIG NEON SIGNAGE
BUILDING
SECURITY SYSTEM - 4 CAMERAS/1MONITOR/1 RECORDER
SWIVEL CHAIR
WOODEN DESK
METAL DESK
CALCULATOR
CALCULATOR
TELEPHONE
TELEPHONE
TELEPHONE
INTRACOM
AT&T COMPUTER
PC FOR FUEL READING POS-TRUCKSTOP
DOT MATRIX PRINTER
UNDERGROUND STORAGE TANK
UNDERGROUND STORAGE TANK
UNDERGROUND STORAGE TANK
UNDERGROUND STORAGE TANK
UNDERGROUND STORAGE TANK
UNDERGROUND STORAGE TANK
UNDERGROUND STORAGE TANK
GILBARCO MPD
GILBARCO MPD
DIESEL MASTER
DIESEL MASTER
DIESEL MASTER
DIESEL MASTER
DIESEL MASTER
DIESEL MASTER
DIESEL SLAVE
DIESEL SLAVE
DIESEL SLAVE
DIESEL SLAVE
DIESEL SLAVE
DIESEL SLAVE
PAM UNIT
BUNN COFFEE MAKER
SERVEND FAST FLO CARBONATOR
PUMP COKE KIT
PUMP COKE KIT
SERVEND ICE/BEVERAGE DISPENER
SERVEND REGULATOR
JET SPRAY
EVERPURE FILTER PACK
LARGE CUP DISPENSER
LID DISPENSER-COLD DRINKS
MANITOWOC TUBING KIT
MANITOWOC CONDENSOR
MANITOWOC CUBER
MANITOWOC STORAGE BIN
E-Z BAGGER
YOGURT MACHINE
YOGURT CABINETS
CONE DISPENSER
HOT DOG GRILL
SNEEZE GUARD
HOT DOG BUN WARMER
WINSTON FOOD MERCHANDISER OVEN
CONVECTION OVEN
GREENERY KIT

HEAT SEAL WRAPPER
FLAV-R-SAVOR
DONUT DISPLAY CASE
AMANA MICROWAVE
PORTION SCALE
SS TABLE 30" X 3'
SS TABLE 30" X 6'
CUTTING BOARD
ANTHONY WALKIN COOLER SHELVES
LEER WALKIN COOLER
BACKROOM FREEZER
NOLIN DELI CASE
M-60 LEER OUTDOOR MERCHANDISER
STAINLESS STEEL REFRIGERATOR
NCR CASH REGISTER
NCR CASH REGISTER
NCR CASH REGISTER
TIDEL SAFE
INTERCOM
GONDOLA SHELVING
WALL SHELVING
CHECKOUT COUNTERS
FAST FOOD COUNTERS
HOT FOOD COUNTERS
GEMARA BOOTH
GEMARA BOOTH
GEMARA BOOTH
GEMARA BOOTH
GEMARA BOOTH
GEMARA BOOTH
TRASH CONTAINER
TRASH CONTAINER
TRASH CONTAINER
TRASH CONTAINER
INTERIOR TRASH CONTAINERS
WINDSHIELD SERVICE CENTER
WINDSHIELD SERVICE CENTER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
FIRE EXTINGUISHER
3-COMPARTMENT METAL SINK
66 GALLON HOT WATER HEATER
110 GALLON HOT WATER HEATER
COLD MERCHANDISER

                                LOCATION 6407
                           2100 WEST MEMEORIAL BLVD
                                 LAKELAND, FL


TWO ISLAND CANOPY
TRIPOD FOR SIGN
3' X 6' 2-PRODUCT PRICE SIGN
FOUR SERVICE BAY

                                   VEHICLES


1990 Chevy Lumina

1989 Aero Star Van

1989 Caprice

1989 Caprice

1989 Caprice

1989 Caprice

1989 Chevy Caprice

1989 Chevy Caprice

1986 Toyota Corrolla

                                  EXHIBIT 1.33

                       STATION LIABILITIES AND CONTRACTS

REAL PROPERTY CONTRACTS

1008 GREENEVILLE, TN

                 LEASE AGREEMENT dated April 25, 1978, between T. Ralph Tunnell and Vena Ruth Tunnell (collectively, as Lessor) and Gasoline Marketers Inc. predecessor prior to merger with Earth Resources Company, now known as MAPCO PETROLEUM Inc. (Lessee) and recorded in the Greene County Register's Office, Tennessee, at Book 14 at Page 903.
                 FIRST AMENDMENT TO LEASE AGREEMENT dated November 30, 1993, between MAPCO PETROLEUM Inc. (Lessee) and T. Ralph Tunnell and Vena Tunnell (collectively, Lessor) and recorded in the Greene County Register's Office, Tennessee, at Book 51 Page 222.

6102 MERRITT ISLAND, FL

                 LEASE AGREEMENT dated December 1, 1986, between B. W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6104 COCOA BEACH, FL

                 INDENTURE OF LEASE AGREEMENT WITH ADDENDUM dated November 1, 1986, between B.W. Simpkins, Trustee (Lessor) and B.W. Simpkins Oil, Inc. (Lessee), recorded in the Public Records of Brevard County, FL at Book 2748 at Page 259.
                 ADDENDUM TO LEASE dated March 4, 1987, between B.W. Simpkins, Trustee (Lessor) and B.W. Simpkins Oil, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee (Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" (Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee).

6109 COCOA, FL

                 LEASE AGREEMENT dated January 1, 1985, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" as tenants in common with Janet Simpkins Fletcher, as Trustee, and Jill Simpkins Hunter, as Trustee (collectively as Lessor) and B.W. Simpkins Oil, Inc. (Lessee).

                 ADDENDUM TO LEASE dated January 1, 1985, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" as tenants in common with Janet Simpkins Fletcher, as Trustee, and Jill Simpkins Hunter, as Trustee (collectively as Lessor) and B.W. Simpkins Oil, Inc. (Lessee).
                 ADDENDUM #2 TO LEASE dated January 1, 1985, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" as tenants in common with Janet Simpkins Fletcher, as Trustee, and Jill Simpkins Hunter, as Trustee (collectively as Lessor) and B.W. Simpkins Oil, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" as tenants in common with Janet Simpkins Fletcher, as Trustee, and Jill Simpkins Hunter, as Trustee (collectively as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6114 MELBOURNE, FL

                 LEASE AGREEMENT dated October 1, 1984, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and B.W. Simpkins Oil, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between B.W. Simpkins Oil Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 SECOND AMENDMENT TO LEASE AGREEMENT dated December 7, 1993, between MAPCO Florida Inc. (Lessee) and B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor).

6115 TITUSVILLE, FL

                 LEASE AGREEMENT (PLAZA) dated March 1, 1986, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between B.W. Simpkins Oil Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO PLAZA LEASE dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6116 ROCKLEDGE, FL

                 LEASE AGREEMENT dated March 1, 1986, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff Trust" (said trusts jointly as Lessor) and B.W. Simpkins Oil, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between B.W. Simpkins Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO PLAZA LEASE dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6117 COCOA, FL

                 LEASE AGREEMENT (PLAZA) (SUITE A) dated May 1, 1987, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO PLAZA LEASE dated February 1, 1989, (Suite
         A) between B.W. Simpkins, Trustee of "B.W. Simpkins & Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 LEASE AGREEMENT (PLAZA) (SUITE B) dated June 1, 1988, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO PLAZA LEASE dated February 1, 1989, (Suite
         B) between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 SUBLEASE AGREEMENT (SUITE B) dated March 9, 1993, between MAPCO Florida, Inc. (Sublessor) and Tapes to Go, Inc. (Sublessee).

                 MEMORANDUM OF SUBLEASE AGREEMENT (SUITE B) dated August 9, 1993, between MAPCO Florida, Inc. (Sublessor) and Tapes to Go, Inc. (Sublessee), recorded in the Circuit Court Clerk of Brevard County, FL at Book 3316 at Page 4332.
                 TENANT ESTOPPEL CERTIFICATE dated on or about April 1992, between MAPCO Florida, Inc. (Lessee) and Sun Bank, National Association.31 Right/Way 6410.

6118 PALM BAY, FL

                 LEASE AGREEMENT dated July 1, 1986 between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and B.W. Simpkins Oil Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between B.W. Simpkins Oil Inc. (Assignor) and Simpkins & Sheriff Enterprises Inc. (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6120 MERRITT ISLAND, FL

                 LEASE AGREEMENT dated September 1, 1987, between S&S Petroleum, Inc. ( Lessor) and B.W. Simpkins Oil, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between S&S Petroleum, Inc. (Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6121 MELBOURNE, FL

                 LEASE AGREEMENT dated September 1, 1987, between S&S Petroleum, Inc. (Lessor) and B.W. Simpkins Oil, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989 between S&S Petroleum, Inc. (Lessor) and Simpkins &
         Sheriff Enterprises, Inc. (Lessee).

6143 FORT PIERCE, FL

                 FEE PROPERTY - NOT APPLICABLE

6144 PORT ST. LUCIE, FL

                 LEASE dated April 21, 1989, between Raven Park, Inc. and Deluxe Mart I, Inc. (Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee) recorded in the Circuit Court of St. Lucie County, FL, in Book 642 at Page 1389.
                 AMENDMENT TO LEASE dated April 14, 1992, between Raven Park, Inc. (Lessor) and MAPCO Florida Inc., recorded in the Circuit Court of St. Lucie County, FL in Book 797 at Page 2449.

6145 PORT ST. LUCIE, FL

                 LEASE dated April 21, 1989, between Raven Park, Inc. and Deluxe Mart II, Inc. (Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee) recorded in the Circuit Court of St. Lucie County, FL, in Book 642 at Page 1367.
                 ADDENDUM TO LEASE dated April 21, 1989, between Raven Park Inc. and Deluxe Mart II Inc. (Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

_

6148 FORT PIERCE, FL

                 LEASE AGREEMENT (PLAZA) dated October 10, 1984, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Palm Beach Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6149 PORT ST. LUCIE, FL

                 LEASE AGREEMENT dated February 26, 1981, between Yoon Kap Kwon and In Sun Kwon (Lessor) and Treasure Coast Oil, Inc. (Lessee), and recorded in the Circuit Court of St. Lucie County, FL, at Book 349 at Page 1831 (full one (1) acre, 200'x217'".
                 EFFECTIVE DATE AGREEMENT dated March 4, 1983, recorded in the Circuit Court of St. Lucie County, FL, at Book 395 at Page 2936.
                 LEASE AGREEMENT dated February 26, 1981, between Treasure Coast Oil, Inc. (Lessor) and Yoon Kap Kwon and In Sun Kwon (Lessees) (113'x75' tract).
                 ASSIGNMENT OF LEASE dated September 27, 1984, between Treasure Coast Oil Inc. (Assignor) and B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (Assignees) (Kwon to Treasure Coast lease).
                 LEASE AGREEMENT dated October 1, 1984, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Palm Beach Oil, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Palm Beach Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6150 LAKE WORTH, FL

                 LEASE AGREEMENT dated December 1, 1988, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee), recorded in the Circuit Court of Palm Beach County, FL, in Book 6499 at Page 1366.

6151 WEST PALM BEACH, FL

                 INDENTURE OF LEASE AGREEMENT dated April 29, 1976, between Forrest C. Mobley, Jr. and Nancy M. Mobley (Lessor) and Palm Beach Oil, Inc. (Lessee), recorded in the Circuit Court of Palm Beach County, FL at Book 2653 at Page 735.
                 ASSIGNMENT OF LEASE dated March 1, 1988, between Simpkins & Sheriff Enterprises, Inc. dba Palm Beach Oil (Assignor) and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Assignees).

                 LEASE AGREEMENT dated March 1, 1988 between B. W. Simokins, Trustee of "B. W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee), recorded in the Circuit of Court of Palm Beach County, FL, in Book 6499 at Page 1363.

6154 WEST PALM BEACH, FL

                 LEASE AGREEMENT dated December 1, 1988, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" ( said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee), recorded in the Circuit Court of Palm Beach County, FL, in Book 6499 at Page 1357.

6156 PALM BEACH, FL

                 LEASE AGREEMENT dated October 1, 1986 between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust: (said trusts jointly as Lessor) and Palm Beach Oil, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Palm Beach Oil Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.a. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee), recorded in the Circuit Court of Palm Beach County, FL, at Book 6499 at Page 1351.

6157 TEQUESTA, FL

                 ASSIGNMENT OF LEASE dated December 1, 1986, between Palm Beach Oil Inc. (Assignor) and Simpkins & Sheriff Enterprises Inc. dba Palm Beach Oil (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee), recorded in Palm Beach County, FL in Book 6499 at Page 1348.

6158 PALM CITY, FL

                 LEASE AGREEMENT (PLAZA) dated December 1, 1984, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Palm Beach Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises Inc. dba Palm Beach Oil (Assignee).
                 FIRST AMENDMENT TO PLAZA LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises Inc. (Lessee), recorded in Martin County, FL in Book 0863 at Page 2044.

6159 Stuart, FL

                 LEASE AGREEMENT (PLAZA) dated December 1, 1984, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Palm Beach Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises Inc. dba Palm Beach Oil (Assignee).
                 FIRST AMENDMENT TO PLAZA LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises Inc. (Lessee), recorded in Martin County, FL in Book 0863 at Page 2047.

6160 Okeechobee, FL

                 LEASE AGREEMENT dated December 1, 1988, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989 between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6162 Jupiter, FL

                 LEASE AGREEMENT (PLAZA) dated December 1, 1988, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO PLAZA LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 SECOND AMENDMENT TO LEASE (BEGINNING DATE AGREEMENT) dated July 21, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W.
         Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee
         of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee), recorded in Palm Beach, FL in Book 6499 at Page 1344.

6170 SEBASTIAN, FL

                 LEASE AGREEMENT dated April 30, 1988, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee)
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises, Inc. (Lessee), recorded in Indian River County, FL in Book 870 at Page 1621.

6177 PALM BEACH GARDEN, FL

                 LEASE AGREEMENT dated October 1, 1984, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Palm Beach Oil, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Palm Beach Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 MEMORANDUM OF LEASE dated April 14, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins and Sheriff Enterprises Inc. (Lessee), recorded in Palm Beach County, FL at Book 6499 at Page 1341.
                 AGREEMENT OF CROSS EASEMENTS dated September 22, 1993, between Prosperity Centre Associates, Ltd., and MAPCO Florida, Inc.

6209 LAKE CITY, FL

                 SUB LEASE AGREEMENT dated January 1, 1988, between B.W. Simpkins, Trustee, and F.A. Sheriff, Trustee, (collectively Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6210 STARKE, FL

                 LEASE AGREEMENT dated February 1, 1986, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Sun States Oil, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Sun States Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. (Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6211 STARKE, FL

                 LEASE AGREEMENT dated February 1, 1986, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trust jointly as Lessor) and

         Sun States Oil, Inc. (Lessee).
                 ASSIGNMENT OF LEASE dated December 1, 1986, between Sun States Oil, Inc. (Assignor) and Simpkins & Sheriff Enterprises, Inc. ( Assignee).
                 FIRST AMENDMENT TO LEASE AGREEMENT dated February 1, 1989, between B.W. Simpkins, Trustee of "B.W. Simpkins Trust" and F.A. Sheriff, Trustee of "F.A. Sheriff Trust" (said trusts jointly as Lessor) and Simpkins & Sheriff Enterprises, Inc. (Lessee).

6401 Auburndale, FL

                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee) and Fore Oil Co. (Lessor), a Florida corporation, as evidenced by MEMORANDUM OF LEASE dated March 15, 1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 0852 of the public records of the Circuit Court Clerk for Polk County, Florida.
                 NON-DISTURBANCE AGREEMENT dated March 15, 1990, between First Union National Bank, formerly Atlantic National Bank of Florida (Mortgagee), Fore Oil Co. (Mortgagor), and MAPCO PETROLEUM Inc. (Lessee), recorded in Book 2840 at Page 0759, Circuit Court Clerk, Polk County, FL.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3399 at Page 1645, Circuit Court Clerk, Polk County, FL.

6403 LAKELAND, FL

                 GROUND LEASE dated March 1, 1984, between Colonial Industries, a Florida general partnership and Murray Groves, Inc., a Florida corporation (collectively as Lessor) and Fore Oil Co., a Florida corporation (Lessee), which Lease was subsequently assigned to MAPCO PETROLEUM Inc. (Assignee) from Fore Oil Co. (Assignor) by ASSIGNMENT, ASSUMPTION AND CONSENT, dated March 15, 1990, filed on April 19, 1990 and recorded in Official Records Book 2845 at Page 1931 of the public records of the Circuit Court Clerk for Polk County, State of Florida, to which a copy of the Lease was attached as an exhibit thereto.
                 SUBLEASE dated August 30, 1984, between Fore Oil Co.
         (Sublessor) and Farm Stores Inc. (Sublessee) with consent by Lessor.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO
         PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3408 at Page 1667, circuit Court Clerk, Polk County, FL.
                 NOTICE OF ASSIGNMENT OF LEASES AND ASSUMPTION AGREEMENT dated September 14, 1992, between Farm Stores Inc. and REWJB Investment (Assignee).

6404 LAKELAND, FL

                 LEASE AGREEMENT dated August 29, 1985, between Anchor Investment Corporation of Fla. (Lessor), and Fore Oil Co. (Lessee), which Lease was subsequently assigned to MAPCO PETROLEUM Inc. (Assignee) from Fore Oil Co. (Assignor) by ASSIGNMENT, ASSUMPTION AND CONSENT, dated March 8, 1990, filed on May 29, 1990 and recorded in Official Records Book 2859 at Page 538 of the public records of the Circuit Court Clerk for Polk County, State of Florida, to which a copy of the Lease was attached as an exhibit thereto.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3407 at Page 2047, Circuit Court Clerk, Polk County, FL.

6405 LAKELAND, FL

                 LEASE CONTRACT dated December 22, 1987, between PMAG Partnership, a Florida general partnership (Lessor) and Fore Oil Co. (Lessee), which Lease as subsequently assigned to MAPCO PETROLEUM Inc. (Assignee) from Fore Oil Co. (Assignor) by ASSIGNMENT, ASSUMPTION AND CONSENT, dated March 8, 1990 and recorded in Official Records Book 2859 at Page 538 of the public records of the Circuit Court Clerk for Polk County, State of Florida, to which a copy of the Lease was attached as an exhibit thereto.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignee), recorded in Book 3408 at Page 1661, Circuit Court Clerk, Polk County, FL.

6406 LAKELAND, FL

                 LEASE dated November 5, 1976, between Anchor Investment Corporation of Fla. (Lessor) successor by acquisition of the subject property to Country Corner, Inc., the original lessor, and Fore Oil Co., a Florida corporation (Lessee), which Lease was subsequently assigned to MAPCO PETROLEUM Inc. (Assignee) from Fore Oil Co. (Assignor) by ASSIGNMENT, ASSUMPTION AND CONSENT, dated March 15, 1990, file on April 19, 1990 and recorded in Official Records Book 2845 at Page 1920 of the public records of the Circuit Court Clerk for Polk County, Florida, to which a copy of the Lease was attached as an exhibit thereto.
                 FIRST AMENDMENT TO LEASE AGREEMENT dated October 31, 1991, between MAPCO PETROLEUM Inc. (Lessee) and Anchor Investment Corporation of Fla. (Lessor).
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3407 at Page 2053, Circuit Court Clerk, Polk County, FL.

6407 LAKELAND, FL

                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee) and Fore Oil Co. (Lessor), as evidenced by that certain MEMORANDUM OF LEASE dated March 15,1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 849 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 NON-DISTURBANCE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee), Fore Oil Co. (Mortgagor) and First Union National Bank f/k/a Atlantic National Bank of Florida (Mortgagee), filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 759 of the public records of the Circuit Court Clerk for Polk County, State of Florida
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3399 at Page 1640, Circuit Court Clerk, Polk County, FL.

6408 LAKELAND, FL

                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. and Fore Oil Co. (Lessor), as evidenced by that certain MEMORANDUM OF LEASE dated March 15, 1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 855 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 NON-DISTURBANCE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee), Fore Oil Co. (Mortgagor) and First Union National Bank f/k/a Atlantic National Bank of Florida (Mortgagee), filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 759 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3399 at Page 1635, Circuit Court Clerk, Polk County, FL.

6409 LAKELAND, FL

                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee) and Hillory Register, Jr., (Lessor), as evidenced by that certain MEMORANDUM OF LEASE dated March 15, 1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 846 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 NON-DISTURBANCE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee), Hillory Register, Jr. (Mortgagor) and Citrus and Chemical Bank (Mortgagee), filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 754 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3399 at Page 1630, Circuit Court Clerk, Polk County, FL.

6410 LAKELAND, FL

                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee) and R. Scott Fore, an individual (Lessor), as evidenced by that certain MEMORANDUM OF LEASE dated March 15, 1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 861 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3399 at Page 1625, Circuit Court Clerk, Polk County, FL.
                 SUBORDINATION OF ENCUMBRANCE TO PROPERTY RIGHTS TO COUNTY OF POLK, STATE OF FLORIDA dated August 9, 1993.

6411 LAKELAND, FL

                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee) and R. Scott Fore, an individual (Lessor), as evidenced by MEMORANDUM OF LEASE DATED MARCH 15, 1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 858 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 NON-DISTURBANCE AGREEMENT dated March 15, 1990, between Sunshine State Federal Savings and Loan Association (Mortgagee), R. Scott Fore (Mortgagor) and MAPCO PETROLEUM Inc. (Lessee) recorded in Book 2869 at Page 1205, Circuit Court Clerk, Polk County, FL.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded at Book 3399 at Page 1620, Circuit Court Clerk, Polk County, FL.

6412 LAKELAND, FL

                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee) and R. Scott Fore and Hillary Register, Jr., individually and d/b/a FRRE Properties, a Florida partnership (collectively, as Lessor), as evidenced by MEMORANDUM OF LEASE dated March 15, 1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 870 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3399 at Page 1615, Circuit Court Clerk, Polk County, FL.

6413 WINTER HAVEN, FL


                 LEASE AGREEMENT dated March 15, 1990, between MAPCO PETROLEUM Inc. (Lessee) and Fore Oil Co., a Florida corporation (Lessor), as evidenced by MEMORANDUM OF LEASE dated March 15,1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 867 of the public records of the Circuit Court Clerk for Polk County, State of Florida.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3399 at Page 1610, Circuit Court Clerk, Polk County, FL.

6414 WINTER HAVEN, FL


                 LEASE CONTRACT dated November 18, 1988, between (Lessor) and Fore Oil Co., a Florida corporation (Original Lessee), which Lease was subsequently assigned to MAPCO PETROLEUM Inc. (Assignee) from Fore Oil Co. (Assignor) by ASSIGNMENT, ASSUMPTION AND CONSENT, dated March 15, 1990, filed on April 3, 1990 and recorded in Official Records Book 2840 at Page 832 of the public records of the Circuit Court Clerk for Polk County, State of Florida, to which a copy of the Lease was attached as an exhibit thereto.
                 ASSIGNMENT OF LEASE dated June 1, 1992, between MAPCO PETROLEUM Inc. (Assignor) and MAPCO Florida, Inc. (Assignee), recorded in Book 3408 at Page 1674, Circuit Court Clerk, Polk County, FL.


(33707)

                                  EXHIBIT 1.33
                                  (Continued)

THIRD PARTY CONTRACTS

VENDOR/SUPPLIER
- ---------------
NCR                               THIRD PARTY MAINTENANCE AGREEMENT dated on or about March 4, 1991, between MAPCO PETROLEUM Inc.
                                  and NCR Corporation.

Republic Money                    EXHIBIT A TO TERM AGENCY AGREEMENT FOR MONEY ORDERS dated August 8, 1993, between Republic Money
                                  Order Company and MAPCO PETROLEUM Inc.

Peoples                           PAY TELEPHONE PLACEMENT AGREEMENT dated March 17, 1993, between Peoples Telephone Company Inc. and
                                  MAPCO PETROLEUM Inc., as amended by AMENDMENT TO PAY TELEPHONE PLACEMENT AGREEMENT dated May 27,
                                  1994, between MAPCO PETROLEUM Inc. and Peoples Telephone Company Inc.

Therio                            LEASE AGREEMENT dated February 1, 1993, between MAPCO Florida, Inc. (Lessor) and Therio
                                  Enterprises Inc. (Subshop at Store No. 6116), as assigned by Therio Enterprises Inc. (Assignor) to
                                  Donald Bridges (Assignee) by ASSIGNMENT AND CONSENT AGREEMENT dated February 1, 1994, as subsequently assigned by Donald Bridges (Assignor) to Edward P. Zoldak (Assignee) by ASSIGNMENT
                                  AND CONSENT AGREEMENT dated June 7, 1994.

Therio                            LEASE AGREEMENT dated February 1, 1994, between MAPCO Florida, Inc. (Lessor) and Therio
                                  Enterprises Inc. (Lessee). (Subshop at Store No. 6115).

Scarritt                          LEASE AGREEMENT dated December 1, 1993, between MAPCO Florida, Inc. (Lessor) and Joanna Scarritt
                                  (Lessee). (Subshop at Store No. 6148).

Mash Subs                         LEASE AGREEMENT dated December 20, 1993, between MAPCO Florida, Inc. (Lessor) and Mash Subs and
                                  Salads of Palm Beach Inc. (Lessee). (Subshop at Store No. 6157).

Scarritt                          LEASE AGREEMENT dated August 25, 1993, between MAPCO Florida, Inc. (Lessor) and Joanna Scarritt
                                  (Lessee). (Subshop at Store No. 6149).

Therio                            LEASE AGREEMENT dated May 12, 1993, between MAPCO Florida, Inc. (Lessor) and Therio Enterprises
                                  Inc. (Lessee), as amended by FIRST AMENDMENT dated July 7, 1993 between MAPCO Florida, Inc.
                                  (Lessor) and ARL Enterprises Inc. (Lessee). (Subshop at Store No. 6118)

ARL Enterprises           LEASE AGREEMENT dated May 12, 1993, between MAPCO Florida, Inc. (Lessor) and ARL Enterprises Inc., as
                          amended by FIRST AMENDMENT dated July 7, 1993 between MAPCO Florida, Inc. (Lessor) and ARL Enterprises
                          Inc. (Lessee) (Subshop at Store No. 6118).

GW Services               WATER VENDING JOINT VENTURE AGREEMENT dated February 1, 1993, between MAPCO PETROLEUM Inc. and GW SERVICES
                          Inc.

Air-Vac                           EQUIPMENT PLACEMENT AND LOCATION AGREEMENT dated November 27, 1992, between MAPCO PETROLEUM Inc.
                                  and LOCATION and AIR-VAC Systems.

Stormwater                STORMWATER MAINTENANCE AGREEMENT dated on or about June 28, 1990, between B.W. Simpkins Trust & F.A.
                          Sheriff Trust and MAPCO Florida, Inc. and the City of Melbourne. (Store No. 6114)

Utility                           UTILITY AGREEMENT dated December 30, 1991, between MAPCO Florida, Inc. (Developer) and General
                                  Development Utilities Inc. (Utilities). (Store No. 6118)

Electric                          ELECTRIC SERVICE AGREEMENT dated October 13, 1993, between Lake Worth Utilities, Lake Worth, FL and MAPCO Florida, Inc. (Store No. 6150)

Coca-Cola                         FOUNTAIN MACHINE LEASES

Air-Vac                           VERBAL AGREEMENT

ICEE                              NO WRITTEN AGREEMENT

VARIOUS STORE NO. 1008 LIABILITIES AND CONTRACTS (NOT OTHERWISE LISED ABOVE).

                 AA Amusement Game Machines Lease (monthly/verbal) Appalachian Amusement

                 BFI Trash Pickup (MPI wide written agreement)
                 ComData Alliance Equipment (MPI wide)

EASEMENTS, RIGHT-OF-WAY, SERVITUDES, PERMITS OR OTHER AGREEMENTS NOT OTHERWISE DEFINED AS UNPERMITTED ENCUMBRANCES HEREIN.


                 Fowler Carbonics, Inc. dated April 1, 1992, with MAPCO PETROLEUM, Inc.

33875

                                 EXHIBIT 3.5(d)

                        PREPAID EXPENSES AND OTHER ITEMS

1. In addition to those items listed in Section 3.5(d), EPC has as prepaid expense and other items: prepaid diesel fuel (transport fuel).

2. In addition to those items listed in Section 3.5(d), MPI and MFI have as prepaid expense and other items: prepayments, if any, under Station Liabilities and Contracts and licenses to operate the Stations.

                                  EXHIBIT 3.8

                      NATURAL GAS ENCROACHMENT - BRANCHES

         Branch                   Branch #                  Customers
         ------                   --------                  ---------
1.      Alpena, MI                  007                       2,595
2.      Atlanta, MI                 026                       3,525
3.      Clare, MI                   011                       2,895
4.      Gladwin, MI                 017                       4,781
5.      Grayling, MI                006                       3,509
6.      Houghton Lake, MI           003                       3,012
7.      Kalkaska, MI                025                       3,318
8.      Rose City, MI               013                       4,106
9.      Tawas, MI                   004                       4,343
10.     West Branch, MI             008                       4,559
                                                             ------

                                                             36,643

                        PERCENT CHANGE IN CUSTOMER BASE


               FIRST 12-MONTH   SECOND 12- MONTH  THIRD 12- MONTH                  PERCENT
                   PERIOD            PERIOD           PERIOD                     INCLUDED FOR                      ADJUSTMENT
                    (12)              (24)             (36)         SUBTOTAL      ADJUSTMENT      2% EXCLUSION      PERCENT
               --------------   ----------------  ---------------   --------   ----------------   ------------     ----------
 Base Limits         5%                5%               6%             15%

 Branch               5                 5                6              16            16              (2)              14
                      5                 5              5.01           15.01         15.01             (2)            13.01
                      6                 2                2              10            10              (2)               8
                      2                 6                4              12            10              (2)               8
                      2                 2                7              11             7              (2)               5
                      4                 3               10              17            17              (2)              15
                      2                 2               13              17            17              (2)              15
                      4                 5                6              15             0               --              --
                      5                 5                5              15             0               --              --

Adjustment Percent calculated as follows:

   o If in any 12-month period the reduction in the Customer Base exceeds 5%, except for the last 12 months of the 36-month period (the reduction must exceed 6%), then add the percent change in the 12-month period the Customer Base exceeded 5% with any subsequent change to the Customer Base to determine the "Percent Included for Adjustment."

   o If the percent change exceeds the base in the second (5%) or third (6%) twelve-month period, any amount in prior periods which did not exceed the base is not included in the "Percent Included for Adjustment," unless the Subtotal is greater than 15%.

   o If the Subtotal is greater than 15%, then the Subtotal is included in the "Percent Included for Adjustment."

                                  EXHIBIT 4.4

                         NECESSARY AUTHORIZATIONS - EPC

1. Those required under The Hart-Scott-Rodino Antitrust Improvements Act of 1976.

2.       Those required under the vehicle leases described in Exhibit 1.7.

                                  EXHIBIT 4.5

                                CONFLICTS - EPC

1.       None.

                                  EXHIBIT 4.7

                            ABSENCE OF CHANGES - EPC

1.       None.

                                  EXHIBIT 4.8

                          CLAIMS AND LITIGATION - EPC

I.       Litigation

         1. Estate of Juanita Buechl v. Emro Propane Company, et al., Ogemaw County (MI) Circuit Court Case No. 91-10918-NI.

         2. Freislinger, et ux. v. Emro Propane Company, et al., U.S. D.C. So. Dist. Il. Case No. 92-4161-JPG.

         3. Fremont Mutual Insurance Company, Subrogee v. Emro Propane Company, et al., Gladwin County (MI) Circuit Court Case No. 94-11896-CZ.

         4. Smith v. Emro Propane Company, et al., Ashland County (OH) Common Pleas Court Case No. 34883.

         5. Zenner, et ux. v. Emro Propane Company, et al., Grand Traverse County (MI) Circuit Court Case No. 93-11738-CK.

         6. William Harrington, et. ux. v. Emro Propane Company, Missaukee County (MI) Circuit Court Case No. 94-4010-NP.

         7. Worker's Compensation claims for the following employees or former employees:

                 Blodgett, Lee
                 Halterman, Randy
                 Harvey, Larry
                 Haskins, Richard
                 Hereim, William
                 Howard, Robert
                 Kreais, Francis
                 Lada, Theresa
                 Orosco, Paul
                 Whalen, Raymond

II.      Material Claims

         1. Manistee Pines Resort - claim of environmental contamination from a fuel oil spill at the resort in March 1994.

                                  EXHIBIT 4.9

                          TAXES AND ASSESSMENTS - EPC

1.       See Exhibit 4.13 for special assessments on the Land.

                                  EXHIBIT 4.13

                         CONDEMNATIONS AND ASSESSMENTS

                                      LAND



1.      Dewey Road                                Pending road widening at this
        Amherst, OH                               leased site.

2.      5517 Woodville Road                       Special assessment for Water-
        Toledo, OH                                line No. 234.  (11-360 DH-2227 MS) - $1.00 per half

 3.      5340 W. Tiffin Street                     Special assessment forBascom Light
         Bascom, OH                                - $15.65 per half.

 4.      1875 E. State St.                         Special assessment for Bark Creek Mt.
         Fremont, OH                               - $13.04 per half.

 5.      961 N. Van Dyke Road                      Special assessment for Hill Bad Axe
         Bad Axe, MI                               - $21.43 per year.

 6.      15317 S. Telegraph                        Special assessment for 4L St. Lights
         Monroe, MI                                CP - $28.13 per year.

 7.      8880 St. Hwy. 109                         Special assessment for Bad Creek Ditch
         Delta, OH                                 Main. - $1.58 per half.

 8.      13398 Cygnet Road & US 25                 Special assessments No. 11-177 DH
         Cygnet, OH                                2200 MM and No. 11-178 DH 2200 MR - $3.67 per half.

 9.      V-071 S. State Rt. 66                     Special assessment for Burkholder Ditch
         Archbold, OH                              $15.51, $3.88 and $2.00 per half.

10.      8860 Providence-Neapolis-                 Special assessment for mosquito
           Swanton Road                            spraying - $3.54 per half
         Neapolis, OH

11.      P. O. Box 07 - R.R. #2                    Special assessment: Ditch 584 & 664
         Urbana, IN                                -01511-00 - $10.00 per half

12.      13021 Michigan Ave.                       Special assessment for Street Lights
         Marshall, MI                              $25.00 per year.

13.      8920 Silver Lake Road                     Special assessment for Fire and Police
         (Parcel A-346-1-A)                        $80.00 per year.
         Linden, MI

                                  EXHIBIT 4.13
                                  (Continued)

                         CONDEMNATIONS AND ASSESSMENTS

                                      LAND


14.      6021 E. Pere Marquette Road               Special assessment: Jennings - $6.65
         Clare, MI                                 per year

15.      5541 Lapeer Street                        Special assessment for:
         Kimball, MI                               (1) Sewer - $74.00 per year
                                                   (2) Water - $1,237.12 per year

16.      2147 I-75 Business Loop                   Special assessment for Sanitary Sewer
         West Branch, MI                           $476.32 per year

17.      51897 N. Gratiot                          Special assessment for:
         Chesterfield, MI                          (1) Sewer District 118 - $3,457.61
                                                   1st half
                                                   (2) Police - $184.20 2nd half

18.      7038 Westside Saginaw Road                Special assessment:
         Bay City, MI                              (1) Sewer Dist. #2 - $446.84 per year
                                                   (2) Twp. Fire Equip - $44.24 per year

19.      US 45 & I-57                              Special assessment:
         Neoga, IL                                 Neoga Dr #1 - $1.00 per half

20.      8348 Providence-Neapolis-                 Special assessment for mosquito control
           Swanton Road                            $4.03 per half
         Neapolis, OH

21.      401 N. Straits Hwy. (M-27)                Special assessment:
         Indian River, MI                          15 Lights-MUL - $68.03 per year

22.      Rt. #5 - Box 232A                         Special assessment for Brevoort Levee
         Vincennes, IN                             - $52.36 per half

23.      US 421S - S. Co. Rd. 550S                 Special assessment for Pelsey Ditch -
         Francesville, IN                          $10.00 per half

24.      4234 M-25                                 Special assessment for garbage - $120
         Unionville, MI                            per year

25.      3223 U.S. 23 South                        Special assessment for:
         Alpena, MI                                (1) Sewer - $48.00 per year
                                                   (2) Water - $136.80 per year

                                  EXHIBIT 4.16

                           CONTRACT EXCEPTIONS - EPC

1.       None.

                                  EXHIBIT 4.17

                          ENVIRONMENTAL MATTERS - LAND

1.       Claims and litigation:  See Exhibit 4.8, Section II.

2.       Those items described in Exhibit 14.1.1.

3.       Class V injection wells:  None.

                            FINANCIAL INFORMATION
                                     4.18


MONTHLY COMPARATIVE INCOME STATEMENTS                                                          1/94 - 5/94
                                                                                            3/93,6/93,9/93
     Fixed Asset Listing                                                                  12/31/93/5/31/94
     Trial Balance                                                                                12/31/91
     Trial Balance                                                                                12/31/92
     Trial Balance (By Month For Year)                                                            12/31/93
     Trial Balance                                                                                 5/31/94
     Schedule of Monthly Branch Appliance Sales                                                       1993
     Schedule of Miscellaneous Income & Expense                                                       1992
     Schedule of Miscellaneous Income & Expense                                                       1993
     Schedule of Covenants Payable & Goodwill                                                      5/31/94
     Accounts Receivable Delinquency Ageing                                                        5/31/94
     Trial Balance                                                                                 5/31/93
     Prepaid Expense Schedule                                                                     12/31/93
     Bulk Tank Equipment Inventory Listing                                                         5/31/94
     Accounts Payable Trial Balance Listing                                                        5/31/94
     Schedule of Vendor Names & Addresses at Payable Listing                                       5/31/94
     Computer Equipment Listing                                                                    5/31/94
     Software Inventory Schedule                                                                   5/31/94
     Schedule of Note Payable                                                                      5/31/94
     Schedule of Inventory Turnover                                                               12/31/93
     Schedule of Inventory by Branch                                                               5/31/94
     Five Year Comparison/By Plant                                                                 1/12/94
     Unit Profit & Loss Income Statements                                                         12/31/93
     Unit Profit & Loss Income Statements                                                         12/31/92
     Unit Profit & Loss Income Statements                                                         12/31/91
     Emro Management Presentation     }   Excluding Forecasted                                        2/94
     Additional Management Materials  }           Data                                             3/16/94
          Additional Management Materials Defined As:                                              3/16/94
               Exhibits I, II, VII, VIII
          Additional Management Materials Defined As:                                              4/18/94
               Price Selling Recap (1990-93)
               10 Year Actuals (83-93)
               Year to Date Variance Analysis
               Sales/Gross Margin Comparison (Service Parts/Appliances) 92/93
               Capital Expenditures (89-93)
     Leasing Schedules Dated:                                                                      6/16/94
     ((Citizens)(PHH)(Wheels)(Pitney Bowes/GE Capital))                                            6/15/94
                                                                                                   7/29/94
                                                                                                   8/02/94

     Emro Propane Internal Audit Reports
     Marathon Internal Audit Reports and Year End Analytical Review                                  92/93
     Capital Expenditures                                                                        1/94-5/94
     White Goods Vendor Purchases for each of 3 years ending                                12/31/92,93,94
     Propane Invoices - Purchases                                                          March 1 - 31/94
     LIFO Inventory Layer Report                                                                      5/94
     Schedule of Sales to/Purchases for Related Parties                                           12/31/94
     Sales Statistics for Current Heating Season                                                  1/7/94 &
                                                                                                 6/21/94

                                  EXHIBIT 5.3

                         NECESSARY AUTHORIZATIONS - EMC

1. Those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

                                  EXHIBIT 5.4

                                CONFLICTS - EMC

1.       None.

                                  EXHIBIT 5.5

                          CLAIMS AND LITIGATION - EMC

1.       None.

                                  EXHIBIT 6.3

                        NECESSARY AUTHORIZATIONS - MNGL

1. Those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

                                  EXHIBIT 6.4

                                CONFLICTS - MNGL

1.       None.

                                  EXHIBIT 6.5

                          CLAIMS AND LITIGATION - MNGL

1.       None.

                                  EXHIBIT 7.4

                     NECESSARY AUTHORIZATIONS - MPI & MFI

1. Those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

2.               The following lease authorizations:

Store            Lease
 No.             Section           Lessor
- -----            -------           ------
6102             16.1              B.W. Simpkins, as Trustee u/t/a Dated October 4, 1976, restated September 9, 1983, and known as the "B.W. Simpkins Trust" (the "Simpkins Trust"); and F.F. Sheriff, as Trustee u/t/a Dated August
                                   2, 1976, restated September 9, 1983, and known as the "F.A. Sheriff Trust"
                                   (the "Sheriff Trust").*

*The same for store nos. 6115, 6116, 6117 A&B, 6118, 6148, 6149, 6150, 6151, 6154, 6156, 6157, 6158, 6159, 6160, 6162, 6170, 6177,
6209, 6210 and 6211

6109             16.1              Simpkins Trust as tenant in common with Janet Simpkins Fletcher, as Trustee and Jill Simpkins
                                   Hunter, as Trustee.

6120 & 6121      16.1              S & S Petroleum, Inc.

6144 & 6145      19                Raven Parc, Inc.

6403             14                Colonial Industries and Murray Financial Group, Inc.

6404             24                Anchor Investment Corporation of Fla.

6405             18                PMAG Partnership

6406             10                Anchor Investment Corporation of Fla.

6414             18                The Swain Company, Inc.


3.               NCR               Third Party Maintenance Agreement dated on
or about March 4, 1991, between MAPCO Petroleum Inc.  and NCR Corporation.

                 Peoples           Pay Telephone Agreement dated March 17,
1993, between Peoples Telephone Company Inc. and MAPCO Petroleum Inc., as amended by Amendment to Pay Telephone Agreement dated May 27, 1994, between MAPCO Petroleum Inc. and Peoples Pay Telephone Inc.

                                  EXHIBIT 7.5

                             CONFLICTS - MPI & MFI

1.  None.

                                  EXHIBIT 7.7

                         ABSENCE OF CHANGES - MPI & MFI

1.  None.

                                  EXHIBIT 7.8

                       CLAIMS AND LITIGATION - MPI & MFI


I.       Litigation

         1. Iaizzi v. MAPCO PETROLEUM Inc., et al., U.S.D.C. Middle District of Florida, Orlando Division, Case No. 93-993-CIV-ORL-19

         2. Haynie v. MAPCO PETROLEUM Inc., Circuit Court of the 19th Judicial Circuit, in and for St. Lucie, Florida

II. Workers' Compensation claims for the following employees or former employees

                 Ray V. Burney
                 Pamela Cavender
                 Diane Cline
                 Herbert Dutour
                 Quincy Henson
                 Kenneth S. Jagan
                 Barbara Lovelace
                 Deborah Morris
                 Monty Spivey
                 Arlene Trawich
                 Athena Vierbickas
                 G. Brown
                 T. Kontogiannis
                 P. Miles
                 C. Veil
                 W. Iaizzi
                 R. Ridgely
                 F. William
                 S. Prince

III.     Condemnations shown on Exhibit 7.12

                                  EXHIBIT 7.9

                       TAXES AND ASSESSMENTS - MPI & MFI

1. Florida Sales and Use Tax Audit: MAPCO Florida Inc. has received a "Notice of Intent to Make Audit Changes" for the periods of February 1987 through January 1992 of sales and use taxes impose under Chapter 212, Florida Statutes. The amount of additional tax proposed is $280,006.19 which is currently under review and negotiation. MAPCO Florida Inc. is ultimately liable to the State of Florida for any tax, penalty and interest ultimately deemed to be owed at the conclusion of this audit of the above periods.

                                  EXHIBIT 7.13

                            CONDEMNATIONS - STATIONS


Proposed Condemnations

         Store No. 6118   1210 Malabar Road, S.E., Palm Bay, Florida

         Store No. 6150   3981 Lake Worth Road, Lake Worth, Florida

         Store No. 6177   2490 PGA Blvd., Palm Beach Garden, Florida


Pending Condemnations

         Store No. 6149   471 SW Port St. Lucie Blvd., Port St. Lucie, Florida,
                          State of Florida Department of Transportation v. Yoon
                          Kap Kwon, et al., Circuit Court of the Nineteenth
                          Judicial Circuit in and for St. Lucie County,
                          Florida, Case No. 93-737 CA 30.

         MPI and MFI are not aware of any special assessments for public improvements which have not been threatened or imposed since July 1, 1994. Assessments prior to that date are as relected in information previously made available to EMC.

                                  EXHIBIT 7.16

                         CONTRACT EXCEPTIONS - STATIONS

1.  None.

                                 EXHIBIT 7.17

                              COMPLIANCE ISSUES


6104:       17-761.720 (1)                    Failure to maintain inventory
            17-761.730 (1)-(4)                records 7-92

6109:       17-761 F.A.C.

6117:       17-761.400                        update registration

6118:       17-761.710 (1)(a)                 Failure to maintain inventory
            17-761.700 (1)                    records 2-94

6120:       17-761.510 (3)                    Upgrade dispensers with
            17-761.500 (6)                    dispenser liners (work under
                                              contract) 6-1-93,4-13-94
6143:       17-761.720 (1)                    Failure to maintain inventory
                                              records 7-93
6144:       17-761.400                        Failure to properly register storage tanks
            17-761.710 (1)                    Failure to maintain inventory records
            17-761.720 (1)
            17-761.600                        Failure of release detection system to meet general standards
            17-761.800 (2)(a)                 Failure to close storage tank system 7-92

6145:       17-761.710 (1)(a)                 Failure to maintain inventory
            17-761.710 (1)(b)                 records 7-92
            17-761.720 (1)
            17-761.720 (1)(d)

6148:       17-761.720 (1)                    Failure to maintain inventory records 7-92

6150:       17-761.730                        Failure of cathodic protection system (inspection log not available to inspector)
                                              11-92

6151:       17-761.600 (5)                    Failure of release detection system to meet general standards 5-92

6154:                                         Update registration 5-92

6157:       17-761.720                        Failure to maintain inventory records 10-93
            17-761.600                        Failure of release detection system to meet general standards (dry monitoring well
                                              Installed prior to 1990 therefore meets leak detection requirements) 10-93 and 3-93

6157:       17-761.720                        Failure to maintain inventory records. 10-93

6158:       17-761.450 (3)                    Failure to provide proof of financial responsibility 5-93
            17-761.500 (5)(b)                 Failure to meet upgrade requirements 5-93, 6-94 (station
            17-761.510                        upgrade fourth quarter of 1993)
            17-761.500 (6)
            17-761.510 (6)
            17-761.710 (1)                    Failure to maintain inventory records 6-94)
            17-761.730 (2)                    Failure to properly test cathodic protection system (6-94)

6159:       17-761.710 (1)                       Failure to maintain Inventory records (6-94)

6160:       17-761.730 (1)(3)(4)                 Failure to provide documentation that Impressed current system is providing continuous protection 12-92
            17-761.600                           Failure to provide release detection 12-92
            17-761.610

6177:       17-761.710 (1)                       Failure to maintain inventory records 1-94
            17-761.820 (2)                       Failure to contain, remove, or abate discharge of a regulated substance (surface runoff contaminating well, corrected 12-92
            17-761.720 (2)                       Failure to perform loss/gain investigation 12-92
            17-761.640 (1)                       Failure to property construct and maintain monitoring well
                                                 (corrected) 1-94
            17-761.730 (4)                       Failure to maintain records testing cathodic protection
                                                 (system has been tested)1-94
6209:       17-731.710                           Failure to provide records upon Inspection 5-92

6210:       17-761.600                           Monitoring well #3 has free phase 12-93
            17-761.640

6403:       17-761.720 (1)                       Failure to maintain inventory records 12-93

6405:       17-761.450 (3)                       Failure to provide financial responsibility 10-93

6405:       17-761.720 (1)                       Failure to complete inventory reconciliation 10-93
            17-761                               Repair leaking dispensers (completed) 10-93

6406:       17-761.450 (3)                       Failure to provide financial responsibility 10-93
            17-761.730 (1)-(4)                   Failure to provide continuous corrosion protection 10-93
                                                 Tighten white fill pipe as it is loose. 10-93

6411:       17-761.450 (3)                       Failure to provide financial responsibility 10-93
            17-761.710 (1)                       Failure to maintain records for two years or make available
                                                 10-93
            17-761.720 (1)
            17-761.640 (1)                       Failure to meet leak detection requirements 10-93
                                                 Red and white fill pipes need new caps or the caps need to be made tight filling. 10-93

6412:       17-761.450 (3)                       Failure to provide financial responsibility 10-93
                                                 White fill pipe caps need repairing or replacing 10-93

6413:       17-761.450 (3)                       Failure to provide financial responsibility 5-94
            17.761.720 (1)                       Failure to maintain records (no evidence of sticking for
                                                 water) 8-92
                                                 Failure to maintain inventory records 10-93

1008:       NPDES N. TN 0068080 Various exceedences of discharge requirements
            NOV 1- 4-6-94; 2- 4-27-94 (see monthly discharge monitoring reports)

There are suspected or confirmed releases of Petroleum at all Stations except as shown on EXHIBIT 14.2.1.

                                  EXHIBIT 7.17
                                  (Continued)

         As of August 28, 1994 to MPI's and MFI's knowledge, the above cited violations have been resolved. However, during the week of August 21, 1994 the Florida Department of Environmental Compliance conducted spot audits at various Stations in Brevard and Polk Counties, Florida. Although not yet received, MPI and MFI anticipates that they may receive some notices of violation, predominately relating to record keeping.

                                  EXHIBIT 7.18

                       FINANCIAL INFORMATION - MPI & MFI


December 1992 - 1993 Profit and Loss Statements / 1993 Account Balance Analysis April 1993 - 1994 Profit and Loss Statements / 1994 Account Balance Analysis May 1993 - 1994 Profit and Loss Statements / 1994 Account Balance Analysis Local Option Tax Returns - December 1993 and April 1994
Vendor Listings
December 1993 Excise Tax Returns (Supporting schedules only)
April 1994 Excise Tax Returns (Supporting schedules only)
License and Permits
Agreements / Contracts / Equipment Leases
May 1994 Detailed Property Listings, by Location
May 1994 Fuel and Merchandise Inventory Listing, by Location
1993 Property Tax Returns
Complete Account Listing and On-Line General Ledger Access
Complete Property Files, by Location, and Supporting Documentation
April 1994 General Ledger Journal Entries
Complete Environmental Files, by Location, and Supporting Documentation
March 1993 - 1994 Profit and Loss Statements (Florida Only)
Lease Payment Schedules and Complete Lessor Listing, by Location
Property Listing (6/24/94) - Store Control Equipment and Security Equipment 1993 Real Estate Taxes on Closed Locations
Capital Transfer Agreement - MPI and MFI
Property Purchase Clause - S&S Enterprises Acquisition Agreement
Plan documents and Summary Plan Descriptions for all benefit plans for MAPCO employees in Florida
List of active employees including job title, rate of pay, work location, original date of hire, last date of hire, date of birth, date used for vesting, and date used for participation purposes in qualified plans, as well as member's benefit plan participation status in applicable qualified and welfare plans
December 1993 and April 1994 Sales and Use Tax Returns
December 1993 and April 1994 Accounts Payable

                                 EXHIBIT 14.1.1

                          CONTAMINATED LAND LOCATIONS

                                               Address                              Environmental
            Branch No.                       City, State                               Status
            ----------                       -----------                            -------------
                1                3306 Lapeer Road                                   Assessment/
                                 Flint, MI                                          Closure

                2                7038 Westside Saginaw Rd.                          No Further
                                 Bay City, MI                                       Action

                3                3101 W. Houghton Lake Drive                        No Further
                                 Houghton Lake, MI                                  Action

                5                Junction M-81 & M-53                               Assessment
                                 Cass City, MI

                6                525 S. I-75 Business Loop                          No Further
                                 Grayling, MI                                       Action

                7                3223 U.S. South                                    Closure
                                 Alpena, MI

                8                2147 I-75 Business Loop                            Closure
                                 West Branch, MI

                9                10029 30th Avenue (M-66)                           Closure
                                 Remus, MI

               10                961 N. Van Dyke Road                               Assessment/
                                 Bad Axe, MI                                        Corrective
                                                                                    Action Plan

               11                6021 E. Pere Marquette Rd.                         Closure
                                 Clare, MI

               12                51897 N. Gratiot                                   CAP/Closure
                                 Chesterfield, MI
                                 (Previously New Baltimore)

               14                3950 Ann Arbor Road                                Assessment
                                 Jackson, MI

               16                5541 Lapeer Street                                 Closure
                                 Kimball, MI
                                 (Previously Port Huron)

               18                645 E. Highland Road (M-59)                        No Further
                                 Howell MI                                          Action

               20                8290 Silver Lake Road                              Closure
                                 Linden, MI

                                               Address                              Environmental
            Branch No.                       City, State                               Status
            ----------                       -----------                            -------------
               25                2628 N. US-131 NE                                  No Further
                                 Kalkaska, MI                                       Action

               26                M-33                                               No Further
                                 Atlanta, MI                                        Action

               27                401 N. Straits Hwy. (M-27)                         No Further
                                 Indian River, MI                                   Action

               30                13021 Michigan Avenue                              No Further
                                 Marshall, MI                                       Action

               41                1875 E. State                                      No Further
                                 Fremont, OH                                        Action

               48                8348 Providence-Neapolis                           N/A
                                 Swanton Road
                                 Neapolis, OH

               65                120 W. Mac Avenue                                  No Further
                                 Olney, IL                                          Action

               66                U.S. 421 S-County Rd 550 S                         No Further
                                 Francisville, IN                                   Action

              68(a)              120 Osmer                                          N/A
                                 Lucerne, IN

                                 EXHIBIT 14.1.2

                             ASSESSMENT PROCEDURES

PURPOSE: The purpose of this exhibit is to augment and amplify the Phase I and Phase II requirements set forth in the text of the Agreement. To the maximum extent possible, EPC, EMC, MNGL, MPI, and MFI and their respective consultants are to work together in an expeditious, cost effective, professional manner to properly assess the environmental conditions of the Land and the Stations. The parties will utilize standard industry practices, those practices that may be legally required, and their best professional judgment in conducting the assessments.

ASTM STANDARDS: The parties recognize the ASTM Standards on Environmental Site Assessments for Commercial Real Estate, particularly ASTM Standard E 1527-93 "Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process" as providing the framework for the Phase I assessments of the Land and the Stations. The environmental representatives of the parties, along with their respective environmental consultants, will work together to ensure that all necessary aspects of the ASTM Standards are incorporated into the Phase I assessments of the Land and the Stations.

PHASE I ASSESSMENTS: In addition to the ASTM Standards, the following concepts will be incorporated into the Phase I assessments of the Land and the Stations:

1. A review of the applicable federal, state, and local governmental documentation pertaining to the real property at the Land and the Stations;

2. A review of the applicable federal, state, and local governmental documentation pertaining to the real property adjacent to or in the vicinity of the Land and the Stations that may pose a source of offsite contamination to the Land and the Stations;

3. A review of the operations conducted at the real property identified in 1 and 2 above. This review should specifically include the review of any environmental operating, treatment, storage, or disposal permits for any media;

4.  A review of the past uses of the real property identified in 1 and 2 above;
and

5. A review of any current environmental remediation at the Land and the Stations.

PHASE II ASSESSMENTS: The primary purpose of the Phase II assessment will be to adequately define the lateral and vertical extent of any Hydrocarbon and Hazardous Materials in the soil and the groundwater at the Land and the Stations. The Phase II assessment requirements will be tailored for each individual piece of real property comprising the Land and the Stations after a review by the parties of the results of the Phase I assessments for the properties. The environmental representatives for the parties and their respective environmental consultants will work together to determine what Phase II assessment work needs to be done for a particular piece of real property at the Land and the Stations. The parties may rely on assessment and remediation work done to date by any of the parties or their agents at a particular piece of real property in determining what further Phase II assessment work needs to be done.

         The following concepts will be included in the Phase II assessments:

1. The taking of soil samples, the drilling of groundwater test wells, and the installation of groundwater monitoring wells (if indicated) in those areas identified by the parties as needing investigation for Hydrocarbon and/or Hazardous Materials;

2. The investigation of all current and former underground storage tank batteries on the Land and the Stations, unless said batteries have been previously investigated to the satisfaction of the parties;

3.  The utilization of certified laboratories for all samples; and

4.  The sampling and testing of all class V injection wells.

                                EXHIBIT 14.2.1

                          NON-CONTAMINATED STATIONS


1. Hydrocarbon contamination exists at each Station except for the following:

         6114 3000 Sarno Rd.                    Melbourne
         6409 Pipkin Rd/Lunn Rd                 Lakeland
         6410 Griffin/Kathleen                  Lakeland

                                  EXHIBIT 15.1

                              GOVERNMENT APPROVALS

1. Those required under the Hart-Scott-Rodino Antitrust Improvement Act of 1976.

                                  EXHIBIT 16.3

                               CERTIFICATE - MNGL

         This certificate is made and delivered as of _________, 1994, pursuant to Section 16.3 of the Agreement dated as of August 3, 1994, between Emro Propane Company ("EPC"), Emro Marketing Company ("EMC") and MAPCO Natural Gas Liquids Inc. ("MNGL"), MAPCO Petroleum Inc. ("MPI") and MAPCO Florida Inc. ("MFI"), and with Thermogas Company ("TGAS") as the permitted assign of MNGL.

         MNGL certifies to EPC that: (1) MNGL has complied with each of MNGL's obligations and covenants contained in the Agreement requiring performance at or prior to the Closing Date except as otherwise mutually agreed by the parties; and (2) all of the representations and warranties made by MNGL in the Agreement are true and correct in all respects as though such representations and warranties were made this _________, 1994.

         This certification is factual in nature and is not to be considered or construed to be a legal opinion. This certification is given in connection with requirements of the Agreement and may not be used or relied upon by anyone other than MNGL and EPC in connection therewith.

                 MAPCO Natural Gas Liquids Inc.,
                 a Delaware corporation

                 By:________________________________

                 ___________________________________

                 Its:_______________________________

                                  EXHIBIT 16.4

                        LEGAL OPINION, COUNSEL FOR MNGL


                              _____________, 1994


Emro Propane Company
500 Speedway Dr.
Enon, OH  45323

Gentlemen:

I have acted as counsel to MAPCO Natural Gas Liquids Inc., a Delaware corporation ("MNGL"), and have been requested to provide you with the opinion called for by Section 16.4 of the Purchase and Sale Agreement dated as of _____________, 1994 (the "Agreement"), by and between Emro Propane Company ("EPC"), Emro Marketing Company ("EMC") and MNGL, MAPCO Petroleum Inc. ("MPI"), and MAPCO Florida Inc. ("MFI"). Capitalized terms used herein without definition have the respective meanings set forth in the Agreement.

I have examined and relied upon the original, or copies of certified or otherwise identified to my satisfaction, of the Agreement, and all other agreements, instruments and certificates executed and delivered in connection with the consummation of the transactions contemplated thereunder. I have also reviewed and relied upon certificates of officers of MNGL as to factual matters, certificates of public officials, and such other instruments, documents and agreements as I have deemed necessary as a basis for the opinions expressed below. In such examination, I have assumed (a) as to questions of fact, the accuracy of all representations and certifications of MNGL set forth in the Agreement, or in any other instrument, agreement or certificate issued or delivered by them in connection therewith or in connection with the issuance of this opinion, (b) the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity with the originals of all documents submitted to me as copies, and (c) the due authorization, execution and delivery of the Agreement and any other instrument, agreement or certificate issued or delivered in connection therewith, by EPC and EMC.

The opinions expressed below are subject to the qualifications that enforcement of any agreement or instrument referred to herein may be subject to, or limited by (i) the effect of insolvency, bankruptcy, reorganization and other laws affecting generally the enforcement of creditors' rights, and (ii) the availability of injunctive relief, specific performance and other equitable remedies.

Based on and subject to the foregoing, I am of the opinion that:

         1. MNGL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business in all jurisdictions in which the ownership of its properties or the nature of its activities makes such qualification necessary, and where the failure to be so qualified could be expected to have a material adverse effect on MNGL's ability to complete the transaction contemplated in the Agreement.

         2. No provisions of the MNGL's Articles of Incorporation and any amendments thereto, by-laws and any amendments thereto, minutes or share certificates, or of any contracts of which I have knowledge to which MNGL is a party or by which it is otherwise bound prevents MNGL from complying with its obligations under the Agreement.

         3. No approval, authorization, consent or other order or action of or filing or registration with any court, administrative agency or other governmental authority, other than that previously obtained in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, is required by or with respect to MNGL for the Closing of the Agreement and delivery of the instruments required thereby by MNGL.

         4. MNGL has full corporate power and authority to enter into the Agreement and to consummate the transaction contemplated thereby. The execution of the Agreement and all of the instruments executed by MNGL and delivered to EPC on the Closing Date are duly authorized acts of MNGL, constitute valid and binding obligations of MNGL in accordance with their terms.

         5. The execution, delivery and performance of the Agreement and the other instruments and agreements delivered at the Closing by MNGL do not violate any law and do not conflict with or result in a breach of or constitute a default (or an event which with the giving of notice, or lapse of time, or both would become a default) under or pursuant to the Articles of Incorporation or by-laws of MNGL or any material indenture, mortgage, lease, contract, agreement or other instrument of which I have knowledge to which MNGL is a party or by which it may be bound or affected.

The foregoing opinion is delivered solely to you, and only you shall be entitled to rely thereon.

Very truly yours,




Royse M Parr
Attorney for MAPCO Natural Gas Liquids Inc.

                                 EXHIBIT 17.3

                           CERTIFICATE - MPI & MFI

         This certificate is made and delivered as of _________, 1994, pursuant to Section 17.3 of the Agreement dated as of August 3, 1994, between Emro Propane Company ("EPC"), Emro Marketing Company ("EMC") and MAPCO Natural Gas Liquids Inc. ("MNGL"), MAPCO Petroleum Inc. ("MPI") and MAPCO Florida Inc. ("MFI").

         MPI and MFI certify to EMC that: (1) MPI and MFI have complied with each of their obligations and covenants contained in the Agreement requiring performance at or prior to the Closing Date except as otherwise mutually agreed by the parties; and (2) all of the representations and warranties made by MPI and MFI in the Agreement are true and correct in all respects as though such representations and warranties were made this _________, 1994.

         This certification is factual in nature and is not to be considered or construed to be a legal opinion. This certification is given in connection with requirements of the Agreement and may not be used or relied upon by anyone other than MPI, MFI and EMC in connection therewith.

                 MAPCO Petroleum Inc.,
                 a Delaware corporation

                 By:________________________________

                  ________________________________

                 Its:_______________________________

                 MAPCO Florida Inc.,
                 a Delaware corporation

                 By:________________________________

                  ________________________________

                 Its:_______________________________

                                  EXHIBIT 17.4

                      LEGAL OPINION, COUNSEL FOR MPI & MFI


                              _____________, 1994


Emro Marketing Company
500 Speedway Dr.
Enon, OH  45323

Gentlemen:

I have acted as counsel to MAPCO Petroleum Inc. ("MPI") and MAPCO Florida Inc. ("MFI")., Delaware corporations, and have been requested to provide you with the opinion called for by Section 17.4 of the Purchase and Sale Agreement dated as of August 3, 1994 (the "Agreement"), by and between Emro Propane Company ("EPC"), Emro Marketing Company ("EMC") and MAPCO Natural Gas Liquids Inc. ("MNGL"), MPI and MFI. Capitalized terms used herein without definition have the respective meanings set forth in the Agreement.

I have examined and relied upon the original, or copies of certified or otherwise identified to my satisfaction, of the Agreement, and all other agreements, instruments and certificates executed and delivered in connection with the consummation of the transactions contemplated thereunder. I have also reviewed and relied upon certificates of officers of MPI and MFI as to factual matters, certificates of public officials, and such other instruments, documents and agreements as I have deemed necessary as a basis for the opinions expressed below. In such examination, I have assumed (a) as to questions of fact, the accuracy of all representations and certifications of MPI and MFI set forth in the Agreement, or in any other instrument, agreement or certificate issued or delivered by them in connection therewith or in connection with the issuance of this opinion, (b) the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity with the originals of all documents submitted to me as copies, and (c) the due authorization, execution and delivery of the Agreement and any other instrument, agreement or certificate issued or delivered in connection therewith, by EPC and EMC.

The opinions expressed below are subject to the qualifications that enforcement of any agreement or instrument referred to herein may be subject to, or limited by (i) the effect of insolvency, bankruptcy, reorganization and other laws affecting generally the enforcement of creditors' rights, and (ii) the availability of injunctive relief, specific performance and other equitable remedies.

Based on and subject to the foregoing, I am of the opinion that:

         1. MPI and MFI are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware, have the corporate power to own or lease their properties and assets and to carry on the operation of the Motor Fuel Assets as now being conducted, and is duly qualified as a foreign corporation and in good standing in all states in which ownership or possession of its properties or the nature of its activities in connection with the Motor Fuel Assets requires such qualification, except where the failure to do so qualify would not have a material adverse effect on the Motor Fuel Assets.

         2. No provisions of MPI's or MFI's Articles of Incorporation and any amendments thereto, by-laws and any amendments thereto, minutes or share certificates, or of any contracts of which I have knowledge to which MPI or MFI is a party or by which they are otherwise bound prevents MPI and MFI from complying with its obligations under the Agreement.

         3. No approval, authorization, consent or other order or action of or filing or registration with any court, administrative agency or other governmental authority, other than that previously obtained in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, is required by or with respect to MPI or MFI for the Closing of the Agreement and delivery of the instruments required thereby by MPI and MFI.

         4. MPI and MFI have full corporate power and authority to enter into the Agreement and to consummate the transaction contemplated thereby. The execution of the Agreement and all of the instruments executed by MPI or MFI and delivered to EMC on the Closing Date are duly authorized acts of MPI or MFI, constitute valid and binding obligations of MPI or MFI in accordance with their terms, and are effective to vest in EMC all of the rights, title and interest of MPI and MFI in the Motor Fuel Assets and contract and liabilities to be conveyed by MPI or MFI hereby.

         5. The execution, delivery and performance of the Agreement and the other instruments and agreements delivered at the Closing by MPI and MFI do not violate any law and do not conflict with or result in a breach of or constitute a default (or an event which with the giving of notice, or lapse of time, or both would become a default) under or pursuant to the Articles of Incorporation or by-laws of MPI or MFI or any material indenture, mortgage, lease, contract, agreement or other instrument of which I have knowledge to which MPI or MFI is a party or by which it may be bound or affected.

The foregoing opinion is delivered solely to you, and only you shall be entitled to rely thereon.

Very truly yours,




Linn Patterson
Attorney for MAPCO Petroleum Inc.
and MAPCO Florida Inc.

                                  EXHIBIT 18.3

                               CERTIFICATE - EPC

         This certificate is made and delivered as of _________, 1994, pursuant to Section 18.3 of the Agreement dated as of ________, 1994, between Emro Propane Company ("EPC"), Emro Marketing Company ("EMC") and MAPCO Natural Gas Liquids Inc. ("MNGL"), MAPCO Petroleum Inc. ("MPI") and MAPCO Florida Inc. ("MFI"), and with Thermogas Company ("TGAS") as the permitted assign of MNGL.

         EPC certifies to MNGL that: (1) EPC has complied with each of EPC's obligations and covenants contained in the Agreement requiring performance at or prior to the Closing Date except as otherwise mutually agreed by the parties; and (2) all of the representations and warranties made by EPC in the Agreement are true and correct in all respects as though such representations and warranties were made this _________, 1994.

         This certification is factual in nature and is not to be considered or construed to be a legal opinion. This certification is given in connection with requirements of the Agreement and may not be used or relied upon by anyone other than EPC and MNGL in connection therewith.

                 Emro Propane Company,
                 a Michigan corporation

                 By:________________________________

                 ___________________________________

                 Its:_______________________________

                                 EXHIBIT 18.4

                     LEGAL OPINION, COUNSEL FOR EPC & EMC


                             _____________, 1994


MAPCO Natural Gas Liquids Inc.
MAPCO Petroleum Inc.
MAPCO Florida Inc.
1800 South Baltimore St.
Tulsa, OK  74101

Gentlemen:

I have acted as counsel to Emro Propane Company, a Michigan corporation ("EPC"), and to Emro Marketing Company, an Ohio corporation ("EMC"), and have been requested to provide you with the opinion called for by Sections 18.4 and
19.4 of the Purchase and Sale Agreement dated as of _____________, 1994 (the "Agreement"), by and between EPC, EMC and MAPCO Natural Gas Liquids Inc. ("MNGL"), MAPCO Petroleum Inc. ("MPI"), and MAPCO Florida Inc. ("MFI"), and with Thermogas Company ("TGAS") as the permitted assign of MNGL. Capitalized terms used herein without definition have the respective meanings set forth in the Agreement.

I have examined and relied upon the original, or copies of certified or otherwise identified to my satisfaction, of the Agreement, and all other agreements, instruments and certificates executed and delivered in connection with the consummation of the transactions contemplated thereunder. I have also reviewed and relied upon certificates of officers of EPC and EMC as to factual matters, certificates of public officials, and such other instruments, documents and agreements as I have deemed necessary as a basis for the opinions expressed below. In such examination, I have assumed (a) as to questions of fact, the accuracy of all representations and certifications of the EPC and EMC set forth in the Agreement, or in any other instrument, agreement or certificate issued or delivered by them in connection therewith or in connection with the issuance of this opinion, (b) the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity with the originals of all documents submitted to me as copies, and (c) the due authorization, execution and delivery of the Agreement and any other instrument, agreement or certificate issued or delivered in connection therewith, by MNGL, TGAS, MPI and MFI.

The opinions expressed below are subject to the qualifications that enforcement of any agreement or instrument referred to herein may be subject to, or limited by (i) the effect of insolvency, bankruptcy, reorganization and other laws affecting generally the enforcement of creditors' rights, and (ii) the availability of injunctive relief, specific performance and other equitable remedies.

Based on and subject to the foregoing, I am of the opinion that:

         1. EPC is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan, has the corporate power to own or lease its properties and assets and to carry on the Business as now being conducted, and is duly qualified as a foreign corporation and in good standing in all states in which ownership or possession of its properties or the nature of its activities in connection with the Business requires such qualification, except where the failure to do so qualify would not have a material adverse effect on the Business.

         2. No provisions of EPC's Articles of Incorporation and any amendments thereto, by-laws and any amendments thereto, minutes or share certificates, or of any contracts of which I have knowledge to which EPC is a party or by which it is otherwise bound prevents EPC from complying with its obligations under the Agreement.

         3. EMC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business in all jurisdictions in which the ownership of its properties or the nature of its activities makes such qualification necessary, and where the failure to be so qualified could be expected to have a material adverse effect on EMC's ability to complete the transaction contemplated in the Agreement.

         4. No provisions of the EMC's Articles of Incorporation and any amendments thereto, by-laws and any amendments thereto, minutes or share certificates, or of any contracts of which I have knowledge to which EMC is a party or by which it is otherwise bound prevents EMC from complying with its obligations under the Agreement.

         5. No approval, authorization, consent or other order or action of or filing or registration with any court, administrative agency or other governmental authority, other than that previously obtained in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, is required by or with respect to EPC or EMC for the Closing of the Agreement and delivery of the instruments required thereby by EPC or EMC.

         6. EPC has full corporate power and authority to enter into the Agreement and to consummate the transaction contemplated thereby. The execution of the Agreement and all of the instruments executed by EPC and delivered to TGAS on the Closing Date are duly authorized acts of EPC, constitute valid and binding obligations of EPC in accordance with their terms, and are effective to vest in TGAS all of the rights, title and interest of EPC in the Assets and Assumed Liabilities to be conveyed by EPC hereby.

         7. EMC has full corporate power and authority to enter into the Agreement and to consummate the transaction contemplated thereby. The execution of the Agreement and all of the instruments executed by EMC and delivered to MPI or MFI on the Closing Date are duly authorized acts of EMC, constitute valid and binding obligations of EMC in accordance with their terms.

         8. The execution, delivery and performance of the Agreement and the other instruments and agreements delivered at the Closing by EPC and EMC do not violate any law and do not conflict with or result in a breach of or constitute a default (or an event which with the giving of notice, or lapse of time, or both would become a default) under or pursuant to the Articles of Incorporation or by-laws of EPC or EMC or any material indenture, mortgage, lease, contract, agreement or other instrument of which I have knowledge to which EPC or EMC is a party or by which it may be bound or affected, or result in the creation of a lien or encumbrance on any of the property of assets of EPC.

The foregoing opinion is delivered solely to you, and only you shall be entitled to rely thereon.

Very truly yours,




Jeffrey L. Benson
Attorney for Emro Propane Company
and Emro Marketing Company

                                  EXHIBIT 19.3

                               CERTIFICATE - EMC

         This certificate is made and delivered as of _________, 1994, pursuant to Section 19.3 of the Agreement dated as of ________, 1994, between Emro Propane Company ("EPC"), Emro Marketing Company ("EMC") and MAPCO Natural Gas Liquids Inc. ("MNGL"), MAPCO Petroleum Inc. ("MPI") and MAPCO Florida Inc. ("MFI"), and with Thermogas Company ("TGAS") as the permitted assign of MNGL.

         EMC certifies to MPI and MFI that: (1) EMC has complied with each of EMC's obligations and covenants contained in the Agreement requiring performance at or prior to the Closing Date except as otherwise mutually agreed by the parties; and (2) all of the representations and warranties made by EMC in the Agreement are true and correct in all respects as though such representations and warranties were made this _________, 1994.

         This certification is factual in nature and is not to be considered or construed to be a legal opinion. This certification is given in connection with requirements of the Agreement and may not be used or relied upon by anyone other than EMC and MPI and MFI in connection therewith.

                 Emro Marketing Company,
                 a Delaware corporation

                 By:________________________________

                 ___________________________________

                 Its:_______________________________

                                                                        ILLINOIS

                                EXHIBIT 20.2(a)

Site:
T&C No.:
                             LIMITED WARRANTY DEED



         KNOW ALL MEN BY THESE PRESENTS, that EMRO PROPANE COMPANY, formerly known as Fuelgas Company, Inc., successor by merger with Bonded Propane Company, a Michigan corporation, whose address is c/o Property Tax Records, 539 South Main Street, Findlay, Ohio 45840, GRANTOR, for the consideration of Ten and No/100 Dollars ($10.00), received to its full satisfaction of Thermogas Company, a Delaware corporation, whose TAX MAILING ADDRESS will be 1800 South Baltimore Avenue, Tulsa, OK 74119, GRANTEE, does grant, bargain and sell unto said GRANTEE the real estate legally described in Exhibit A attached hereto and incorporated herein.

Permanent Tax Number _________________________________

Subject to:

         (a)     liens for taxes or assessments not yet due;

         (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property;

         (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, and all applicable laws, rules, and orders of governmental authority.

         AND THE GRANTOR does for itself, its successors and assigns covenant with the said GRANTEE, it successors and assigns, the GRANTOR has not made, done, executed, or suffered any act or thing whereby the above-described premises or any part thereof now are or at any time hereafter shall or may be imperiled, charged, or encumbered in any manner except as above stated; and the title to the above-granted premises against all persons lawfully claiming the same by, through or under the GRANTOR, said GRANTOR will forever warrant and defend.

         IN WITNESS WHEREOF, said corporation sets its hand this ___ day of ________________, 1994.


                                        EMRO PROPANE COMPANY

                                        By:_____________________________ (Seal)
                                        Name Printed:__________________________
                                        Title:_________________________________

                                        Attest:_________________________ (Seal)
                                        Name Printed:__________________________
                                        Title:_________________________________

STATE OF OHIO                     )
                                  ) SS.
COUNTY OF HANCOCK                 )


         BEFORE ME, a Notary Public in and for said State of Ohio personally appeared the above named Emro Propane Company, a Michigan corporation, by ____________________, its ___________________, and by ___________________, its
____________________, who acknowledged that they did sign the foregoing instrument and that the same is the free act and deed of said corporation, and the free act and deed of each of them personally and as such officers.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at Findlay, Ohio, this _____ day of _________________, 1994.

                                        ________________________________________
                                        Notary Public

My Commission Expires:

______________________________________




This Instrument
Prepared by:
Q. H. Wood
Attorney-at-Law
539 South Main Street
Findlay, Ohio 45840


______________________________________

AFTER RECORDING MAIL TO:                          ADDRESS OF PROPERTY

Thermogas Company                       _______________________________________
1800 South Baltimore Avenue             _______________________________________
Tulsa, OK 74119
                                        The Above Address Is For Statistical
                                        Purposes Only And Is Not A Part Of This
                                        Deed.

                                        SEND SUBSEQUENT TAX BILLS TO:

Permanent Tax No. ___________________   _______________________________________
                                                          Name
                                        _______________________________________
                                                         Address

                                                                        MICHIGAN

                                EXHIBIT 20.2(a)

Site:
T&C No.:
                                 COVENANT DEED



         KNOW ALL MEN BY THESE PRESENTS, that EMRO PROPANE COMPANY, formerly known as Fuelgas Company, Inc., successor by merger with Bonded Propane
Company, a Michigan corporation, whose address is c/o Property Tax Records, 539 South Main Street, Findlay, Ohio 45840, GRANTOR, for the consideration of ______________________________________________________________________________,
received to its full satisfaction of Thermogas Company, a Delaware corporation, whose TAX MAILING ADDRESS will be 1800 South Baltimore Avenue, Tulsa, OK 74119, GRANTEE, does grant, bargain, sell, remise, release, alien and confirm unto said GRANTEE, its successors and assigns forever, the real estate legally described in Exhibit A attached hereto and incorporated herein.

Subject to:

         (a)     liens for taxes or assessments not yet due;

         (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property;

         (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, and all applicable laws, rules, and orders of governmental authority.

         Together with all and singular the hereditaments and appurtenances thereunto belonging or in anywise appertaining. TO HAVE AND TO HOLD the said Premises unto Grantee and its assigns to the sole and only proper use, benefit and behoof of Grantee and assigns, FOREVER, and Grantor covenants and agrees to and with Grantee that Grantor has not heretofore done, committed, or wittingly or willingly suffered to be done or committed, any act, matter or thing whatsoever whereby the Premises hereby granted, or any part thereof, is, are or shall be charged or encumbered in title, estate or otherwise.

         The covenants herein shall be binding upon and inure to the benefit of the respective successors and legal representatives of Grantors and Grantee.

         IN WITNESS WHEREOF, said corporation sets its hand this ___ day of ________________, 1994.


Signed and acknowledged                 EMRO PROPANE COMPANY
in the presence of:
                                        By:_____________________________ (Seal)
__________________________________      Name Printed:__________________________
Name Printed:_____________________      Title:_________________________________

__________________________________      Attest:_________________________ (Seal)
Name Printed:_____________________      Name Printed:__________________________
                                        Title:_________________________________

STATE OF OHIO                     )
                                  ) SS.
COUNTY OF HANCOCK                 )


         On this ______________ day of _____________________, 1994, before me a
Notary Public within and for said County, personally appeared M. E. Mittleman and ____________________________________ to me personally known, who, being each by me duly sworn, did say that they are respectively the President and the _____________ Secretary of Emro Propane Company the corporation named in the foregoing instrument, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and said M. E. Mittleman, President, and _______________________________, Secretary,
acknowledged said instrument to be the free act and deed of said corporation.

                                        _______________________________________
                                        Notary Public, ___________ County, Ohio

                                        My commission expires__________________





This Instrument
Prepared by:
Q. H. Wood
Attorney-at-Law
539 South Main Street
Findlay, Ohio 45840

___________________________________

AFTER RECORDING MAIL TO:                SEND SUBSEQUENT TAX BILLS TO:

Thermogas Company                       _______________________________________
1800 South Baltimore Avenue                      Name
Tulsa, OK 74119                         _______________________________________
                                                 Address

                                                                         INDIANA

                                EXHIBIT 20.2(a)

Site:
T&C No.:
                             LIMITED WARRANTY DEED



         KNOW ALL MEN BY THESE PRESENTS, that EMRO PROPANE COMPANY, formerly known as Fuelgas Company, Inc., successor by merger with Bonded Propane Company, a Michigan corporation, whose address is c/o Property Tax Records, 539 South Main Street, Findlay, Ohio 45840, GRANTOR, for the consideration of Ten and No/100 Dollars ($10.00), received to its full satisfaction of Thermogas Company, a Delaware corporation, whose TAX MAILING ADDRESS will be 1800 South Baltimore Avenue, Tulsa, OK 74119, GRANTEE, does grant, bargain and sell unto said GRANTEE the real estate legally described in Exhibit A attached hereto and incorporated herein.

Subject to:

         (a)     liens for taxes or assessments not yet due;

         (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property;

         (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, and all applicable laws, rules, and orders of governmental authority.

         GRANTOR certifies under oath that no Indiana income tax is due or payable at this time with regard to this transaction.

         AND THE GRANTOR does for itself, its successors and assigns covenant with the said GRANTEE, it successors and assigns, the GRANTOR has not made, done, executed, or suffered any act or thing whereby the above-described premises or any part thereof now are or at any time hereafter shall or may be imperiled, charged, or encumbered in any manner except as above stated; and the title to the above-granted premises against all persons lawfully claiming the same by, through or under the GRANTOR, said GRANTOR will forever warrant and defend.

         IN WITNESS WHEREOF, said corporation sets its hand this ___ day of ________________, 1994.


                                        EMRO PROPANE COMPANY

                                        By:_____________________________ (Seal)
                                        Name Printed:__________________________
                                        Title:_________________________________

                                        Attest:_________________________ (Seal)
                                        Name Printed:__________________________

                                        Title:_________________________________

STATE OF OHIO                     )
                                  ) SS.
COUNTY OF HANCOCK                 )


         BEFORE ME, a Notary Public in and for said State of Michigan personally appeared the above named Emro Propane Company, a Michigan corporation, by ____________________, its ___________________, and by
___________________, its ____________________, who acknowledged that they did sign the foregoing instrument and that the same is the free act and deed of said corporation, and the free act and deed of each of them personally and as such officers.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at Flint, Michigan, this _____ day of ________________ , 1994.


                                        _______________________________________
                                        Notary Public

My Commission Expires:

___________________________________




This Instrument
Prepared by:
Q. H. Wood
Attorney-at-Law
539 South Main Street
Findlay, Ohio 45840



___________________________________


AFTER RECORDING MAIL TO:                SEND SUBSEQUENT TAX BILLS TO:

Thermogas Company                       _______________________________________
1800 South Baltimore Avenue                      Name
Tulsa, OK 74119                         _______________________________________
                                                 Address

                                                                            OHIO

                                EXHIBIT 20.2(a)

Site:
T&C No.:
                             LIMITED WARRANTY DEED



         KNOW ALL MEN BY THESE PRESENTS, that EMRO PROPANE COMPANY, formerly known as Fuelgas Company, Inc., successor by merger with Bonded Propane Company, a Michigan corporation, whose address is c/o Property Tax Records, 539 South Main Street, Findlay, Ohio 45840, GRANTOR, for the consideration of Ten and No/100 Dollars ($10.00), received to its full satisfaction of Thermogas Company, a Delaware corporation, whose TAX MAILING ADDRESS will be 1800 South Baltimore Avenue, Tulsa, OK 74119, GRANTEE, does grant, bargain and sell unto said GRANTEE the real estate legally described in Exhibit A attached hereto and incorporated herein.

Subject to:

         (a)     liens for taxes or assessments not yet due;

         (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property;

         (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, and all applicable laws, rules, and orders of governmental authority.

         AND THE GRANTOR does for itself, its successors and assigns covenant with the said GRANTEE, it successors and assigns, the GRANTOR has not made, done, executed, or suffered any act or thing whereby the above-described premises or any part thereof now are or at any time hereafter shall or may be imperiled, charged, or encumbered in any manner except as above stated; and the title to the above-granted premises against all persons lawfully claiming the same by, through or under the GRANTOR, said GRANTOR will forever warrant and defend.

         IN WITNESS WHEREOF, said corporation sets its hand this ___ day of ________________, 1994.

Signed and acknowledged                 EMRO PROPANE COMPANY
in the presence of:
_______________________________         By:_____________________________ (Seal)
                                        Name Printed:__________________________
_______________________________         Title:_________________________________
Name Printed

_______________________________         Attest:_________________________ (Seal)
                                        Name Printed:__________________________
_______________________________         Title:_________________________________
Name Printed

STATE OF OHIO                     )
                                  ) SS.
COUNTY OF HANCOCK                 )


         BEFORE ME, a Notary Public in and for said State of Michigan personally appeared the above named Emro Propane Company, a Michigan corporation, by ____________________, its ___________________, and by
___________________, its ____________________, who acknowledged that they did sign the foregoing instrument and that the same is the free act and deed of said corporation, and the free act and deed of each of them personally and as such officers.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at Findlay, Ohio, this _____ day of _________________, 1994.


                                        _______________________________________
                                        Notary Public

My Commission Expires:

__________________________________





This Instrument
Prepared by:
Q. H. Wood
Attorney-at-Law
539 South Main Street
Findlay, Ohio 45840


__________________________________

AFTER RECORDING MAIL TO:                SEND SUBSEQUENT TAX BILLS TO:

Thermogas Company                       _______________________________________
1800 South Baltimore Avenue                      Name
Tulsa, OK 74119                         _______________________________________
                                                 Address

                                                                  E.P. AS LESSOR

                                EXHIBIT 20.2(b)

                           ASSIGNMENT AND ASSUMPTION


          FOR GOOD AND VALUABLE considerations, the receipt of which are hereby acknowledged, EMRO PROPANE COMPANY, a Michigan corporation, ("ASSIGNOR"), hereby transfers, conveys, and assigns to Thermogas Company, a Delaware corporation, ("ASSIGNEE"), ASSIGNOR's entire right, title and interest, including the full amount of any security deposit, under that certain lease
dated        , between ASSIGNOR and                   ,  ("LESSEE") a copy of
which is attached hereto as Exhibit "A", and incorporated herein by reference. Said lease contains the entire agreement between Lessor and Lessee and there are no amendments thereto except as contained in Exhibit "A".

          Assignor further represents and covenants that said lease is genuine and in full force and effect; that it has good right to assign said lease; that the interest hereby assigned is free and clear from all encumbrances except for
(a) liens for taxes or assessments not yet due; (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property;
(c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, under all applicable laws, rules, and orders of governmental authority; that it has fully performed all the covenants and obligations on its part to be performed and observed under said lease, and that it has not done or permitted, any act or acts in violation of any of the covenants, provisions or terms thereof; that here has been no default under the lease, the rent payments are current and there has been no prepayment thereof; and all deposits required to be paid to the Lessor under the lease were held by Assignor and are hereby assigned.

          ASSIGNEE hereby assumes all of ASSIGNOR's obligations under the lease arising after the date hereof, and agrees to fully perform all the covenants, stipulations, and agreements of the ASSIGNOR contained in the lease. Assignee will hold Assignor harmless from any liability arising out of, or attributable to, any act or failure to act by Assignee pursuant to any obligation under the lease on or subsequent to the date hereof.

          ASSIGNOR shall be responsible for any liability arising out of, or attributable to, any act or failure to act by Assignor pursuant to any obligation under the lease prior to the date hereof, and Assignor will hold Assignee harmless from any such liability.

          This assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         Executed this    day of               , 1994.

                                                Emro Propane Company

                                                By:__________________________
                                                Printed Name: M. E. Miffleman
                                                As Its: PRESIDENT

                                            Thermogas Company

                                            By:
                                            Printed Name:
                                            As Its:


STATE OF OHIO
COUNTY OF HANCOCK


     THE FOREGOING INSTRUMENT was acknowledged before me this    day of
         , 1994, by M. E. Mittleman, as President of Emro Propane Company, a Michigan corporation, on behalf of the corporation.

                                                     _____________________
                                                     Notary Public

My Commission Expires:

(Affix Notarial Seal)


STATE OF
COUNTY OF


     THE FOREGOING INSTRUMENT was acknowledged before me this    day of
          , 1994, by               , as                of Thermogas Company, a
Delaware corporation, on behalf of the corporation.


                                                     _____________________
                                                     Notary Public


My Commission Expires:

(Affix Notarial Seal)










                                     2 of 2

Site:                                                             E.P. AS LESSEE
T&C No.:

                       ASSIGNMENT, ASSUMPTION AND CONSENT

          FOR GOOD AND VALUABLE considerations, the receipt of which are hereby acknowledged, EMRO PROPANE COMPANY, a Michigan corporation, ("ASSIGNOR"), hereby transfers, conveys, and assigns to Thermogas Company, a Delaware corporation of 1800 South Baltimore Avenue, Tulsa, OK 74119, ("ASSIGNEE"), ASSIGNOR's entire right, title, and interest, including the full amount of any
security deposit, under that certain lease dated          , between ASSIGNOR and
                                        , ("LESSOR") a copy of which is
attached hereto as Exhibit "B", and the legal description of which is attached hereto as Exhibit A, and both Exhibits are incorporated herein by reference. Said lease contains the entire agreement between Lessor and Lessee and there are no amendments thereto except as contained in Exhibit "B".

          Assignor further represents and covenants that said lease is genuine and in full force and effect; that it has good right to assign said lease, with the consent of lessor; that the interest hereby assigned is free and clear from all encumbrances except for (a) liens for taxes or assessments not yet due; (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property; (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, under all applicable laws, rules, and orders of governmental authority; that it has fully performed all the covenants and obligations on its part to be performed and observed under said lease, and that it has not done or permitted, any act or acts in violation of any of the covenants, provisions or terms thereof; that there has been no default under the lease, the rent payments are current and there has been no prepayment thereof; and all deposits required to be paid to and held by the Lessor under the lease are hereby assigned by Assignor.

          ASSIGNEE hereby assumes all of ASSIGNOR's obligations under the lease arising after the date hereof, and agrees to fully perform all the covenants, stipulations, and agreements of the ASSIGNOR contained in the lease. Assignee will hold Assignor harmless from any liability arising out of, or attributable to, any act or failure to act by Assignee pursuant to any obligation under the lease on or subsequent to the date hereof.

          ASSIGNOR shall be responsible for any liability arising out of, or attributable to, any act or failure to act by Assignor pursuant to any obligation under the lease prior to the date hereof, and Assignor will hold Assignee harmless from any such liability.

          LESSOR hereby consents to this assignment of the lease by ASSIGNOR to ASSIGNEE. LESSOR hereby acknowledges that on the date of this instrument there has been no default under the lease and that the rental payments are current and Lessor holds all deposits required to be paid to Lessor pursuant to the terms of said lease. Assignor acknowledges and agrees that the consent of Lessor to this assignment shall not relieve Assignor of any obligation to be performed by Lessee under the lease.

          LESSOR acknowledges that there is or may be environmental contamination on the leased premises but such contamination is being remediated. Lessor hereby specifically agrees that said contamination is not a default under the lease and waives any claim of such a default.

          LESSOR hereby agrees that Assignee may be self-insured for Fire and Extended Insurance coverage and for Public Liability.

                                     1 of 2

     This assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     The parties agree that an executed original or duplicate original of this Assignment, inclusive of Exhibit "A" but exclusive of Exhibit "B" may be filed of record.

     Executed this    day of              , 1994.

Signed in the presence of:

______________________                           Emro Propane Company

______________________                           By:____________________________
Two Witnesses                                    Printed Name: M. E. Mittleman
                                                 As Its: PRESIDENT
                                                 Thermogas Company
______________________

______________________                           By:____________________________
Two Witnesses
                                                 Printed Name:__________________

                                                 As Its:________________________


                                                 LESSOR

                                                 By:____________________________

                                                 Printed Name:__________________

                                                 As Its:________________________

STATE OF OHIO
COUNTY OF HANCOCK

         THE FOREGOING INSTRUMENT was acknowledged before me this      day
of 1994, by M. E. Mittleman, as President of Emro Propane Company, a Michigan corporation, on behalf of the corporation.

                                                     ___________________________
                                                     Notary Public

My Commission Expires:

(Affix Notarial Seal)




                                     2 of 2

STATE OF
COUNTY OF


     THE FOREGOING INSTRUMENT was acknowledged before me this     day of
            , 1994, by               , as                of Thermogas Company,
a Delaware corporation, on behalf of the corporation.

                                                      ___________________
                                                      Notary Public

My Commission Expires:

(Affix Notarial Seal)










                                     3 of 2

                                EXHIBIT 20.2(c)

                                  BILL OF SALE

         Emro Propane Company, a Michigan corporation, whose principal address is 6054 Hill-23 Drive, Flint Michigan, 48507-3893 ("EPC"), in consideration of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer and set over to Thermogas Company, a Delaware corporation, whose address is 1800 S. Baltimore Ave., Tulsa, OK 74119 ("TGAS"), all of EPC's right, title, and interest in and to all propane, grills, appliances and propane or natural gas burning devices, replacement parts, and goods and stock in trade owned by EPC for the purposes of resale at the parcels of real property owned or leased by EPC described in Exhibit A attached hereto (the "Premises"), and certain supplies designated by EPC, motor vehicles, and all equipment including such items as shelving, store fixtures, furniture, office machines and computers, which are owned by the EPC and are located at the Premises, including without limitation, the personal property listed on Exhibit B attached hereto (the "Personal Property").

         THE PERSONAL PROPERTY IS BEING SOLD AND TRANSFERRED TO TGAS "AS IS, WHERE IS AND WITH ALL FAULTS" AND WITHOUT REPRESENTATIONS, WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, CONDITION OR FITNESS OR COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. TGAS HAS MADE ITS OWN INVESTIGATION AND DETERMINATION REGARDING THE PERSONAL PROPERTY AND ITS NATURE AND CONDITION AND THE PURCHASE THEREOF, AND HAS NOT RELIED ON ANY REPRESENTATIONS, STATEMENTS OR WARRANTIES OF EPC, ITS AGENTS OR EMPLOYEES WITH RESPECT TO THE PERSONAL PROPERTY, EXCEPT AS SPECIFICALLY SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BETWEEN AS THE PERMITTED ASSIGN OF MAPCO NATURAL GAS LQUIDS INC. AND EPC, DATED AUGUST 3, 1994. TGAS ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS, STATEMENTS, OR WARRANTIES HAVE BEEN MADE, EXCEPT AS SPECIFICALLY SET FORTH THEREIN.

         This Bill of Sale shall be binding on and inure to the benefit of EPC and TGAS, and their respective successors and assigns.

         This Bill of Sale shall be governed by and construed in accordance with the laws of the State Delaware.

         IN WITNESS WHEREOF, EPC has duly executed this Bill of Sale as of ____________, 1994.

                                  Emro Propane Company

                                  By:_______________________
                                  M. E. Mittleman, President


                                    ACCEPTED

         The foregoing Bill of Sale is hereby accepted on the terms therein stated on _____________________, 1994.

                                  Thermogas Company

                                  By:______________________
                                  (Name and title)
                                  _________________________

STATE OF ________                 )
                                  )
COUNTY OF _______                 )


         The foregoing Bill of Sale was acknowledged before me this ___ day of ______________________, 1994, by M. E. Mittleman, President of Emro Propane Company, a Michigan corporation, on behalf of the corporation.


                                        _________________________
     Notary Public

My Commission Expires:

_____________________


STATE OF ________                 )
                                  )
COUNTY OF _______                 )


         The foregoing acceptance was acknowledged before me this ___ day of _________________________, 1994, by ___________________________ and
____________________________, the ________________________________ and
___________________________, of Thermogas Company, a Delaware corporation, on behalf of the corporation.


                                        _________________________
    Notary Public

My Commission Expires:

_____________________

                                EXHIBIT 20.2(d)

                ASSIGNMENT OF ACCOUNTS RECEIVABLE AND CONTRACTS


         For the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Emro Propane Company, ("EPC") a Michigan corporation with offices at 500 Speedway Dr., Enon, OH 45323, does hereby sell, assign and transfer to Thermogas Company, a Delaware corporation ("TGAS"), with mailing address of 1800 S. Baltimore St. Tulsa, OK 74119, all of EPC's right, obligations, title and interest in and under the following:

         1. The Non-Competition Agreements between EPC and others as more fully described on Exhibit A attached.;

         2. All customer tank lease or rental agreements, Customer Credit Application, Sales Contract, and Federal Truth In Lending Disclosures, and similar arrangements with customers of EPC;

         3. All of the Accounts Receivable of EPC, whether with customers or otherwise, provided they are current as of the date hereof, or if delinquent, less than 180 days past due, and in no event part of a bankruptcy proceeding or placed for collection by EPC

         Except as may otherwise be provided herein or in an the Purchase and Sale Agreement dated August 3, 1994, (the "Agreement") to which EPC and TGAS, as a permitted assign of MAPCO Natural Gas Liquids Inc., are parties, this assignment is subject to and specifically includes all the covenants, conditions and obligations remaining to be performed by EPC, if any, under the provisions of the items assigned hereby.

         EPC warrants that it has full right and authority to make the assignment provided for herein and has obtained all necessary consents and given all necessary notices to fully effect this assignment in a manner that will hereafter allow TGAS all title to and rights and benefits of the item assigned.

         EPC hereby agrees to indemnify and hold harmless, and defend TGAS from any claim, damage, loss, liability or expense in accordance with the terms of the Agreement. TGAS hereby agrees to indemnify and hold harmless and defend EPC from any claim, damage, loss, liability or expense in accordance with the terms of the Agreement.

         IN WITNESS WHEREOF, EPC and TGAS have hereunto set their hands on __________, 1994.


ATTEST:                                    Emro Propane Company

___________________________                By ___________________________
__________, Asst. Secretary                _____________, _____ President


ATTEST:                                    Thermogas Company

___________________________                By ___________________________
__________, Asst. Secretary                _____________, _____ President

                                EXHIBIT 20.2(e)

                      ASSIGNMENT AND LICENSE OF TRADEMARKS

                              ASSIGNMENT OF RIGHTS

For good and valuable consideration, Emro Propane Company, Michigan corporation, ("the Assignor") quit-claims, transfers, and assigns all of its right, title, and interest in the following trade names under which Emro Propane Company does business and all good will associated therewith, which shall specifically include the right to use such trade names, to Thermogas Company, a Delaware corporation. Such trade names are registered by the Assignor as trade, assumed, or fictitious Names in the States indicated:

         Trade Name                        State
         ----------                        -----

         Fuelgas, Division of Emro Propane Company Michigan

         NRG Distributors                  Michigan

         Bonded Propane, Division of Emro Propane Company   Ohio

The Assignor makes no warranty, express or implied, with respect to such trade names whatsoever, including but not limited to, its ownership of such names, its right to use such names, the registerablity of such names as trademarks, trade names, assumed names or fictitious names, and that such names do not infringe on trademarks or trade names of others, all of which are itemized by way of illustration rather than limitation of the generality of the foregoing disclaimer of warranties.

Thermogas Company shall hold Assignor harmless from any liability arising out of the use or attributable to said trade names, trademarks, assumed names or fictitious names on or subsequent to the date hereof; and Assignor shall hold Thermogas Company harmless from any liability arising out of the use or attributable to said trade names, trademarks, assumed names or fictitious names prior to the date hereof.

         Dated this _________ day of _________________________, 1994.


                                           EMRO PROPANE COMPANY

ATTEST:

________________________________           By:_________________________________
(Assistant) Secretary                         (Vice) President

STATE OF ________         )
                          ) SS
COUNTY OF _______         )

The undersigned Notary Public, in and for the County and State aforesaid, does hereby certify that ________________________, personally known to me to be a
(Vice) President of Emro Propane Company, a Michigan corporation, acknowledged before me this day that he executed the foregoing Assignment of Rights as his free and voluntary act, and as a free and voluntary act of the Assignor corporation for the uses and purposes therein set forth.

Dated: _________________________________________, 1994.

                                  _______________________________________
                                  Notary Public

                                   ASSIGNMENT


      Emro Marketing Company, a Delaware corporation with an office at 500 Speedway Drive, Enon, Ohio 45323-1056, owns the following State of Michigan trademark registration:

             Mark              Identification No.           Renewal Date
             ----              ------------------           ------------

      FUELGAS DESIGN                 M34-009                  03-23-93

a copy of which design, as registered, is attached hereto.

      Thermogas Company, a corporation of the State of Delaware, with an office at 1800 South Baltimore Avenue, Tulsa, Oklahoma 74119, desires to acquire said mark and the registration thereof.

      For good and valuable consideration, the receipt of which is hereby acknowledged, Emro Marketing Company does hereby quit- claim, transfer, and assign to Thermogas Company all of Emro Marketing Company's right, title and interest in and to the said mark and to the mark "FUELGAS", together with the good will of the business symbolized by the mark, and the above identified registration. Emro Marketing Company makes no warranty, express or implied, with respect to such marks whatsoever, including, but not limited to, its ownership of such marks, its right to use such marks, the registerability of such marks, and that such marks do not infringe upon the marks of others, all of which are itemized by way of illustration rather than limitation of the generality of the foregoing disclaimer of warranties.

Thermogas Company shall hold Emro Marketing Company harmless from any liability arising out of the use or attributable to said mark on or subsequent to the date hereof; and Emro Marketing Company shall hold Thermogas Company harmless from any liability arising out of the use or attributable to said mark prior to the date hereof.

      Dated this _______ day of ________________________, 1994.


                                        EMRO MARKETING COMPANY

ATTEST:

_____________________________           By:____________________________________
(Assistant) Secretary                      (Vice) President

STATE OF _________          )
                            ) SS
COUNTY OF ________          )


      The undersigned Notary Public, in and for the County and State aforesaid, does hereby certify that ____________________ personally known to me to be a
(Vice) President of Emro Marketing Company, a Delaware corporation, acknowledged before me this day that he executed the foregoing Assignment as his free and voluntary act, and as a free and voluntary act and deed of the Assignor corporation for the uses and purposes therein set forth.



Dated:  ___________________, 1994             _________________________________
                                              Notary Public

                                EXHIBIT 20.5(a)

                          LIMITED WARRANTY DEED - MFI

        KNOW ALL MEN BY THESE PRESENTS, that MAPCO Florida, Inc., a Delaware corporation, successor by merger to MAPCO Florida, Inc., a Florida corporation, formerly known as Simpkins and Sheriff Enterprises, Inc., whose address is P.O. Box 645, Tulsa, Oklahoma 74101-0645, GRANTOR, for and in the consideration of Ten and No/100 Dollars ($10.00), received to its full satisfaction of Emro Marketing Company, a Delaware corporation, whose TAX MAILING ADDRESS will be c/o Property Tax Section, 539 South Main Street, Findlay, OH 45840, GRANTEE, does grant, bargain and sell unto said GRANTEE the real estate legally described in Exhibit A attached hereto and incorporated herein.

Subject to:

        (a)      liens for taxes or assessments not yet due;

        (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions, easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property;

        (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, and all applicable laws, rules, and orders of governmental authority.

        AND THE GRANTOR does for itself, its successors and assigns covenant with the said GRANTEE, its successors and assigns, the GRANTOR has not made, done, executed, or suffered any act or thing whereby the above-described premises or any part thereof now are or at any time hereafter shall or may be imperiled, charged, or encumbered in any manner except as above stated; and the title to the above-granted premises against all persons lawfully claiming the same by, through or under the GRANTOR, but not otherwise, said GRANTOR will forever warrant and defend.

        IN WITNESS WHEREOF, said corporation sets its hand this _____ day of ____________________, 1994.

Two Witnesses                             MAPCO Florida, Inc.

By:______________________________         By:______________________________
Name Printed:____________________                 James C. Alligood
                                                  Vice President

By:______________________________
Name Printed:____________________

STATE OF ___________      )
                          ) SS
COUNTY OF __________      )

        Before me, the undersigned authority, on this day personally appeared James C. Alligood, known to me to be the person whose name is subscribed to the foregoing instrument as Vice President of MAPCO Florida, Inc., and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said Corporation.

        WITNESS my hand and official seal on this _____ day of _______________, 1994.

                                          ______________________________________
                                          Notary Public in and for
                                          __________ County, State of __________

My Commission Expires:                    ______________________________________
                                          (Print Name)
____________________________


This Instrument Prepared by:
Michael E. Holdgrafer
Attorney
MAPCO Florida, Inc.
P.O. Box 645
Tulsa, OK  74101-0645

____________________________

AFTER RECORDING MAIL TO:                  SEND SUBSEQUENT TAX BILLS TO:

Emro Marketing Company                    c/o Property Tax Section
c/o J. L. Benson, Esq.                    539 South Main Street
539 South Main Street                     Findlay, OH  45840
Findlay, OH  45840

                                  EXHIBIT "A"
                                       TO
                             LIMITED WARRANTY DEED

                                    PROPERTY

                                EXHIBIT 20.5(b)
                                                         MFI AS LESSEE/W/CONSENT
                           ASSIGNMENT OF LEASES - MFI

                       ASSIGNMENT, ASSUMPTION AND CONSENT

        FOR GOOD AND VALUABLE considerations, the receipt of which are hereby acknowledged, MAPCO Florida, Inc., a Delaware corporation ("MFI") as the lessee of certain property situated in the County of ________________, State of Florida, as more fully described on Exhibit "A" attached hereto (the "Leased Premises"), hereby transfers, conveys, and assigns to Emro Marketing Company, a Delaware corporation ("EMC"), MFI's entire right and interest under that certain Lease Agreement dated _________________________, between MFI and _____________________ ("LESSOR"), including any amendment(s) thereto, a copy or copies of which is/are attached hereto as Exhibit "B," and incorporated herein by reference (the "Lease"). Said Lease contains the entire agreement between LESSOR and MFI and there are no amendments thereto except as contained in Exhibit "B."

        MFI further represents and covenants that said Lease is genuine and in full force and effect; that it has good right to assign said Lease, with the consent of LESSOR; that the interest hereby assigned is free and clear from all encumbrances except for (a) liens for taxes or assessments not yet due; (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property; (c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, and all applicable laws, rules, and orders of governmental authority; and (d) _____________________________________
_______________________________________________________________________________;
and that it has fully performed all the covenants and obligations on its part to be performed and observed under said Lease.

        EMC hereby assumes all of MFI's obligations under the Lease arising after the effective date hereof, and agrees to fully perform all the covenants, stipulations, and agreements of MFI's contained in the Lease. EMC agrees to indemnify and hold MFI harmless from any and all loss, cost, expense, damage or liability whatsoever, including reasonable attorneys' fees and court costs, arising out of subject Lease attributable to any act or failure to act by EMC pursuant to any obligation under the Lease or the occupancy of the Leased Premises by EMC, on or subsequent to the date hereof.

        LESSOR hereby consents to the assignment of the Lease by MFI to EMC. LESSOR hereby acknowledges that on the date of this instrument there are no existing defaults or alleged defaults under the Lease and that the rental payments are current and LESSOR holds all deposits required to be paid to LESSOR pursuant to the terms of said Lease, if any. MFI acknowledges and agrees that the consent of LESSOR to this assignment shall not relieve MFI of any obligation to be performed by it as lessee under the Lease.

        LESSOR acknowledges that there is or may be environmental contamination on the leased premises, but subject contamination is being remediated. LESSOR hereby specifically agrees that said contamination is not a default under the Lease and waives any claim of such a default. LESSOR hereby agrees that EMC may be self-insured for fire and extended insurance coverage and for public liability.

        This assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

        The parties agree that an executed original or duplicate original of this Assignment, inclusive of Exhibit "A," but exclusive of Exhibit "B," may be filed of record.

        Effective the _____ day of ____________________, 1994.

Signed in the presence of:                MAPCO Florida, Inc.

By:_______________________________        By:______________________________
Name Printed:_____________________                James C. Alligood
                                                  Vice President

By:_______________________________        Dated:___________________________
Name Printed:_____________________


                                          Emro Marketing Company

By:_______________________________        By:______________________________
Name Printed:_____________________        Name:____________________________
                                          Its:_________ President

By:_______________________________        Dated:___________________________
Name Printed:_____________________

                                          LESSOR

By:_______________________________        By:______________________________
Name Printed:_____________________        Name:____________________________
                                          Its:_________ President

By:_______________________________        Dated:____________________________
Name Printed:_____________________



STATE OF ____________________
COUNTY OF ___________________

        THE FOREGOING INSTRUMENT was acknowledged before me, this _____ day of ____________________, 1994, by James C. Alligood as Vice President of MAPCO Florida, Inc., a Delaware corporation, on behalf of the corporation.

                                          __________________________________
                                          Notary Public

My Commission Expires:

(SEAL)

STATE OF ____________________
COUNTY OF ___________________

        THE FOREGOING INSTRUMENT was acknowledged before me, this _____ day of ____________________, 1994, by ____________________ as ________ President of
Emro Marketing Company, a Delaware corporation, on behalf of the corporation.

                                        __________________________________
                                        Notary Public

My Commission Expires:

(SEAL)


STATE OF ____________________
COUNTY OF ___________________

        THE FOREGOING INSTRUMENT was acknowledged before me, this _____ day of ____________________, 1994, by ____________________ who is personally known to me or who did (did not) take an oath.

                                        __________________________________
                                        Notary Public in and for State of
                                        _____________, County of _________

My Commission Expires:

(SEAL)

                                  EXHIBIT "A"
                                       TO
                       ASSIGNMENT, ASSUMPTION AND CONSENT

                                LEASED PREMISES

                                  EXHIBIT "B"
                                       TO
                       ASSIGNMENT, ASSUMPTION AND CONSENT

                                     LEASE
                               (attached hereto)

                                EXHIBIT 20.5(b)
                                                       MPI AS LESSEE/W/O CONSENT
                           ASSIGNMENT OF LEASES - MPI

                           ASSIGNMENT AND ASSUMPTION

        FOR GOOD AND VALUABLE considerations, the receipt of which are hereby acknowledged, MAPCO PETROLEUM Inc., a Delaware corporation ("MPI") as the lessee of certain property situated in the County of Greene, State of Tennessee, as more fully described on Exhibit "A" attached hereto (the "Leased Premises"), hereby transfers, conveys, and assigns to Emro Marketing Company, a Delaware corporation ("EMC"), MPI's entire right and interest under that certain Lease Agreement dated April 25, 1978, filed and recorded on June 6, 1978, in Book 24 at page 903 in the Office of the County Register for Greene County, State of Tennessee, as amended by that certain First Amendment to Lease Agreement filed and recorded on January 13, 1994, in Book 51 at Page 222 in the aforesaid public records, between MPI and T. Ralph Tunnell and Vena Ruth Tunnell, husband and wife (collectively, "LESSOR"), copies of which are attached hereto as Exhibit "B," and incorporated herein by reference (the "Lease"). Said Lease contains the entire agreement between LESSOR and MPI and there are no amendments thereto except as set forth above and contained in Exhibit "B."

        MPI further represents and covenants that said Lease is genuine and in full force and effect; that it has good right to assign said Lease; that the interest hereby assigned is free and clear from all encumbrances except for (a) liens for taxes or assessments not yet due; (b) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations; deed conditions, covenants or other restrictions; easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways, and other easements and rights-of-way, on, over, or in respect of the property;
(c) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate the property, in any manner, and all applicable laws, rules, and orders of governmental authority; and (d)________________________________________________________________________
_______________________________________________________________________________
_________; and that it has fully performed all the covenants and obligations on its part to be performed and observed under said Lease.

        EMC hereby assumes all of MPI's obligations under the Lease arising after the effective date hereof, and agrees to fully perform all the covenants, stipulations, and agreements of MPI's contained in the Lease. EMC agrees to indemnify and hold MPI harmless from any and all loss, cost, expense, damage or liability whatsoever, including reasonable attorneys' fees and court costs, arising out of subject Lease attributable to any act or failure to act by EMC pursuant to any obligation under the Lease or the occupancy of the Leased Premises by EMC, on or subsequent to the date hereof.

        This assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

        The parties agree that an executed original or duplicate original of this Assignment, inclusive of Exhibit "A," but exclusive of Exhibit "B," may be filed of record.

        Effective the _____ day of ____________________, 1994.

Signed in the presence of:                MAPCO PETROLEUM Inc.

By:______________________________         By:______________________________
Name Printed:____________________                 James C. Alligood
                                                  Vice President

By:______________________________         Dated:___________________________
Name Printed:____________________


                                          Emro Marketing Company

By:______________________________         By:______________________________
Name Printed:____________________         Name:____________________________
                                          Its:_________ President

By:______________________________         Dated:___________________________
Name Printed:____________________



STATE OF ____________________
COUNTY OF ___________________

        THE FOREGOING INSTRUMENT was acknowledged before me, this _____ day of ____________________, 1994, by James C. Alligood as Vice President of MAPCO PETROLEUM Inc., a Delaware corporation, on behalf of the corporation.

                                          __________________________________
                                          Notary Public

My Commission Expires:

(SEAL)



STATE OF ____________________
COUNTY OF ___________________

        THE FOREGOING INSTRUMENT was acknowledged before me, this _____ day of ____________________, 1994, by ____________________ as ________ President of
Emro Marketing Company, a Delaware corporation, on behalf of the corporation.

                                          __________________________________
                                          Notary Public

My Commission Expires:

(SEAL)

                                  EXHIBIT "A"
                                       TO
                           ASSIGNMENT AND ASSUMPTION

                                LEASED PREMISES

                                  EXHIBIT "B"
                                       TO
                           ASSIGNMENT AND ASSUMPTION

                                     LEASE
                               (attached hereto)

                                EXHIBIT 20.5(c)

                               BILL OF SALE - MFI


        MAPCO Florida, Inc., a Delaware corporation, whose principal address is 1800 South Baltimore Avenue, Tulsa, Oklahoma 74119 ("MFI"), in consideration of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer and set over to Emro Marketing Company, a Delaware corporation, whose address is 500 Speedway Drive, Enon, Ohio 45323-1056 ("EMC"), all of MFI's right, title, and interest in and to that certain personal property as more fully described on Exhibit "A" attached, including the Station Inventory and Station Equipment, as such terms are defined in the Purchase and Sale Agreement dated _____________, 1994, between MFI and EMC, which is located at the Stations identified on Exhibit "B" attached, as dated hereof (collectively, the "Personal Property").

        THE PERSONAL PROPERTY IS BEING SOLD AND TRANSFERRED TO EMC "AS IS, WHERE IS AND WITH ALL FAULTS" AND WITHOUT REPRESENTATIONS, WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, CONDITION OR FITNESS OR COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. EMC HAS MADE ITS OWN INVESTIGATION AND DETERMINATION REGARDING THE PERSONAL PROPERTY AND ITS NATURE AND CONDITION AND THE PURCHASE THEREOF, AND HAS NOT RELIED ON ANY REPRESENTATIONS, STATEMENTS OR WARRANTIES OF MFI, ITS AGENTS OR EMPLOYEES WITH RESPECT TO THE PERSONAL PROPERTY, EXCEPT AS SPECIFICALLY SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BETWEEN EMC AND MFI DATED _________, 1994. EMC ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS, STATEMENTS, OR WARRANTIES HAVE BEEN MADE, EXCEPT AS SPECIFICALLY SET FORTH THEREIN.

        This Bill of Sale shall be binding on and inure to the benefit of MFI and EMC, and their respective successors and assigns.

        This Bill of Sale shall be governed by and construed in accordance with the laws of the State Delaware.

        IN WITNESS WHEREOF, MFI has duly executed this Bill of Sale as of ____________, 1994.

                                        MAPCO Florida, Inc.

                                        By:____________________________________
                                           James C. Alligood, Vice President


                                    ACCEPTED

        The foregoing Bill of Sale is hereby accepted on the terms therein stated on _________________, 1994.

                                        Emro Marketing Company

                                        By:___________________________________
                                        Name:_________________________________
                                        Its:__________________________________

STATE OF ____________    )
                         )
COUNTY OF ___________    )

        The foregoing Bill of Sale was acknowledged before me this _____ day of _______________, 1994, by ___________________, as _________ President of Emro
Marketing Company, a Delaware corporation, on behalf of the corporation.

                                        __________________________________
                                        Notary Public

My Commission Expires:

(SEAL)



STATE OF ____________    )
                         )
COUNTY OF ___________    )

        The foregoing Bill of Sale was acknowledged before me this _____ day of _______________, 1994, by James C. Alligood, the Vice President of MAPCO Florida, Inc., a Delaware corporation, on behalf of the corporation.

                                        __________________________________
                                        Notary Public

My Commission Expires:

(SEAL)

                                  EXHIBIT "A"
                                       TO
                                  BILL OF SALE

                    STATION INVENTORY AND STATION EQUIPMENT

                                  EXHIBIT "B"
                                       TO
                                  BILL OF SALE

                                    STATIONS

                                EXHIBIT 20.5(c)

                               BILL OF SALE - MPI


        MAPCO PETROLEUM Inc., a Delaware corporation, whose principal address is 1800 South Baltimore Avenue, Tulsa, Oklahoma 74119 ("MPI"), in consideration of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer and set over to Emro Marketing Company, a Delaware corporation, whose address is 500 Speedway Drive, Enon, Ohio 45323-1056 ("EMC"), all of MPI's right, title, and interest in and to that certain personal property as more fully described on Exhibit "A" attached, including the Station Inventory and Station Equipment, as such terms are defined in the Purchase and Sale Agreement dated _____________, 1994, between MPI and EMC, which is located at the Stations identified on Exhibit "B" attached, as dated hereof (collectively, the "Personal Property").

        THE PERSONAL PROPERTY IS BEING SOLD AND TRANSFERRED TO EMC "AS IS, WHERE IS AND WITH ALL FAULTS" AND WITHOUT REPRESENTATIONS, WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, CONDITION OR FITNESS OR COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. EMC HAS MADE ITS OWN INVESTIGATION AND DETERMINATION REGARDING THE PERSONAL PROPERTY AND ITS NATURE AND CONDITION AND THE PURCHASE THEREOF, AND HAS NOT RELIED ON ANY REPRESENTATIONS, STATEMENTS OR WARRANTIES OF MPI, ITS AGENTS OR EMPLOYEES WITH RESPECT TO THE PERSONAL PROPERTY, EXCEPT AS SPECIFICALLY SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BETWEEN EMC AND MPI DATED _________, 1994. EMC ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS, STATEMENTS, OR WARRANTIES HAVE BEEN MADE, EXCEPT AS SPECIFICALLY SET FORTH THEREIN.

        This Bill of Sale shall be binding on and inure to the benefit of MPI and EMC, and their respective successors and assigns.

        This Bill of Sale shall be governed by and construed in accordance with the laws of the State Delaware.

        IN WITNESS WHEREOF, MPI has duly executed this Bill of Sale as of ____________, 1994.

                                        MAPCO PETROLEUM Inc.

                                        By:____________________________________
                                           James C. Alligood, Vice President


                                    ACCEPTED

        The foregoing Bill of Sale is hereby accepted on the terms therein stated on _________________, 1994.

                                        Emro Marketing Company

                                        By:___________________________________
                                        Name:_________________________________
                                        Its:__________________________________

STATE OF ____________    )
                         )
COUNTY OF ___________    )

        The foregoing Bill of Sale was acknowledged before me this _____ day of _______________, 1994, by ___________________, as _________ President of Emro
Marketing Company, a Delaware corporation, on behalf of the corporation.

                                        __________________________________
                                        Notary Public

My Commission Expires:

(SEAL)



STATE OF ____________    )
                         )
COUNTY OF ___________    )

        The foregoing Bill of Sale was acknowledged before me this _____ day of _______________, 1994, by James C. Alligood, the Vice President of MAPCO PETROLEUM Inc., a Delaware corporation, on behalf of the corporation.

                                        __________________________________
                                        Notary Public

My Commission Expires:

(SEAL)

                                  EXHIBIT "A"
                                       TO
                                  BILL OF SALE

                    STATION INVENTORY AND STATION EQUIPMENT

                                  EXHIBIT "B"
                                       TO
                                  BILL OF SALE

                                    STATIONS

                                EXHIBIT 20.5(d)

                            ASSIGNMENT OF CONTRACTS

          For the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MAPCO Florida, Inc., a Delaware corporation, and MAPCO PETROLEUM Inc., a Delaware corporation (collectively, "MAPCO"), with an address of 1800 South Baltimore Avenue, Tulsa, Oklahoma 74119, do hereby sell, assign and transfer to Emro Marketing Company, a Delaware corporation ("EMC"), with a mailing address of P.O. Box 1500, Springfield, Ohio 45501, all of MAPCO's right, obligations, title and interest in and under the following:

                         Those contracts and agreements
                        attached hereto as Exhibit "A".

          Except as may be otherwise be provided herein or in an the Purchase and Sale Agreement dated August 3, 1994, (the "Agreement") to which MAPCO and EMC are parties, this assignment is subject to and specifically includes all the covenants, conditions and obligations remaining to be performed by MAPCO, if any, under the provisions of the items assigned hereby.

          MAPCO warrants that it has full right and authority to make the assignment provided for herein and has obtained all necessary consents and given all necessary notices to fully effect this assignment in a manner that will hereafter allow EMC all title to and rights and benefits of the item assigned.

          MAPCO hereby agrees to indemnify and hold harmless, and defend EMC from any claim, damage, loss, liability or expense in accordance with the terms of the Agreement. EMC hereby agrees to indemnify and hold harmless and defend MAPCO from any claim, damage, loss, liability or expense in accordance with the terms of the Agreement.

         IN WITNESS WHEREOF, MAPCO and EMC have hereunto set their hands on ,1994.


ATTEST:                             Emro Marketing Company

______________________________      By:___________________________________
Assistant Secretary                 Name:_________________________________
                                    Its:_______ President


ATTEST:                             MAPCO Florida, Inc.

______________________________      By:___________________________________
Kristen E. Cook                                 James Alligood
Assistant Secretary                             Vice President


ATTEST:                             MAPCO PETROLEUM Inc.

______________________________      By:___________________________________
Kristen E. Cook                                 James Alligood
Assistant Secretary                             Vice President

                                  EXHIBIT 21.5

                        POST CLOSING SERVICES AGREEMENT

                               SERVICE AGREEMENT

        THIS AGREEMENT is entered into this ____ day of ____________, 1994, between EMRO PROPANE COMPANY ("EPC"), a Michigan Corporation, located at 500 Speedway Dr., Enon, Ohio 45323 and MAPCO Natural Gas Liquids Inc. ("MNGL"), a Delaware Corporation, with a place of business located at 1800 South Baltimore St., Tulsa, Oklahoma 74101.

        WHEREAS, MNGL is interested in engaging the services of EPC relating to the business operations, plans and activities of EPC in connection with MNGL's purchase of certain EPC assets; and

        WHEREAS, EPC desires to provide EPC or EMRO MARKETING COMPANY ("EMC") employees to perform said services for MNGL for the limited transition period specified herein.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which being hereby acknowledged, the parties hereto agree as follows:

SERVICES

1. During the term of this Agreement, EPC agrees to provide certain individuals to perform services for MNGL relating to accounting and similar services in connection with the business operations, plans and activities of EPC relating to MNGL's purchase of certain EPC assets. The services to be performed will be of the type performed by employees of EPC prior to the sale of the assets of EPC, in the operation of its business and will generally be in the Flint, Michigan area. Such services will be performed as and when requested by MNGL during customary business hours, subject to limited amounts of overtime for unforeseen contingencies.

2.      EPC and EMC employees shall not be considered employees of MNGL.

3. EPC and MNGL understand that the employees of EPC or EMC are at-will employees and as such may terminate employment with EPC or EMC at any time for any reason. In the event that such employment terminates during the period of this agreement, EPC will have no obligation to provide any replacement personnel for the purposes of this agreement.

4. In the performance of the services to be rendered hereunder, MNGL agrees to maintain in confidence any proprietary or confidential information, not otherwise covered by the existing Confidentiality Agreement between EPC and MNGL or by the Purchase and Sale Agreement dated ________, 1994, received from individuals performing work pursuant to this agreement and the work product of this Agreement until its divulgence is authorized in writing by EPC.

5. EPC and EMC agree to maintain in confidence any proprietary or confidential information, not otherwise covered by the existing Confidentiality Agreement between EPC and MNGL or by the Purchase and Sale Agreement dated ________, 1994, received from MNGL and the work product of this Agreement until its divulgence is authorized in writing by MNGL.

CONTRACT PRICE

6. MNGL agrees to pay EPC weekly, upon receipt of invoice, for the services provided hereunder, such invoice to include a detailed listing by indiviual name and social security number, pay rate, total regular and overtime hours, and the toal gross compensation for the number of hours worked. EPC shall invoice MNGL weekly for all hours worked by EPC or EMC employees at the rates specified in the Rate Schedule attached as Exhibit A, including time and one-half for overtime, multiplied by a factor of 1.35. MNGL agrees to pay any reasonable travel expenses incurred by EPC and/or EMC employees in the performance of services hereunder, provided said travel expenses were incurred at the request of MNGL. In addition, MNGL agrees to pay the reasonable costs of computer time and services provided by EPC or its parents under this agreement.

7. MNGL agrees to accurately account to EPC in such a manner as it may request for all hours worked by EPC or EMC employees in the performance of services hereunder and any travel expenses incurred in connection with the services rendered.

TERM

8. This Agreement shall be in effect from the Effective Time as set forth in the Purchase and Sale Agreement between EPC, MNGL and others dated ___________, 1994 through such period designated by MNGL but no later than December 31, 1994. MNGL agrees to give reasonable notice to EPC of the termination of this agreement if it is earlier than December 31, 1994.

INDEMNIFICATIONS

9. MNGL shall protect, defend, indemnify and hold EPC, EMC, their successors and assigns, and the employees of each of them harmless from and against any and all claims, demands, causes of action of every kind and character including, without limitation by enumeration, death, injury and damages to all persons and property (including employees or property of EPC, or EMC, their successors and assigns), together with the amount of judgments, penalties, interest, court costs, legal and other fees and expenses in connection therewith (hereinafter collectively referred to as "Claims"), directly or indirectly arising out of, resulting from, incident to, or in connection with, this Agreement or the performance of work hereunder or breach of the terms hereof, but only to the extent that, such Claims are found to have been proximately caused by the negligent act or omission of EPC, EMC, their successors and assigns, or its agents, servants or employees.

10. MNGL's obligation to defend, indemnify and hold EPC, EMC, their successors and assigns, harmless against liability as provided for in Paragraph 9 above specifically includes, without limitation, liability based, in whole or in part, upon theories of strict liability, intentional tort or negligence of MNGL and its agents, servants and employees. MNGL's obligation, as aforesaid, is not diminished or affected in any way by a claim that EPC, EMC, their successors or assigns, are jointly or severally liable therefor.

11. EPC, EMC, theirs successors and assigns, reserve the right, in the event they so elect, to participate at their own expense in the defense of any suit covered by this provision, however, such participation shall not excuse MNGL of any obligation hereunder.

COMPLIANCE WITH LAWS

12. EPC and/or EMC shall comply with all applicable laws and regulations relating to the performance of services hereunder, including the payment of wages; workers' compensation insurance premiums; unemployment insurance premiums; social security, federal, state and local income taxes; and all other federal, state and local laws affecting employment and business opportunities.

13. MNGL shall comply with all applicable federal, state and local laws and regulations affecting the performance of this Agreement.

MISCELLANEOUS

14. MNGL shall not have the right to assign this Agreement without the prior written consent of EPC. It being the intent of the parties hereto that the services provided hereunder are personal in nature. Any such assignment by MNGL shall not release MNGL from its obligations hereunder.

15. This Agreement supersedes all prior contracts and understandings between the parties relating to the same services referenced herein and may not be modified, changed or altered by any promise or statement by whomsoever made, and may only be modified by further written agreement by all parties thereto.

16. Each of the provisions of this Contract shall be enforceable independently of any other provisions of this Contract and independent of any other claim or cause of action. In the event of any dispute arising under this Contract, it is agreed between the parties that the laws of the state of Michigan will govern the interpretation, validity and affect of this Contract without regard to the place of execution or place of performance thereof.

17. Should any part of this Agreement be deemed or declared to be invalid or illegal, the validity of the other parts or the remainder of this Agreement shall not be effected and the invalid or illegal provision shall not be considered to be part of this Agreement.

18. Waiver by EPC or MNGL of any breach by the other party shall not operate or be construed as a waiver of any subsequent breach by such party.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        MAPCO Natural Gas Liquids Inc.

                                        By:____________________________
                                        Name:__________________________
                                        Its:___________________________

                                        Tax ID:________________________





                                        EMRO PROPANE COMPANY

                                        By:____________________________

                                        Name:__________________________

                                        Its:___________________________

                                   EXHIBIT A


                                 RATE SCHEDULE


Job Classification                                          Rate
- ------------------                                          ----

                                 EXHIBIT 24.3

                                IRS FORM 8594

FORM 8594                                                      OMB No. 1645-1021
                               ASSET ACQUISITION               EXPIRES 2-29-96
(REV. JANUARY 1993)                STATEMENT
                               UNDER SECTION 1060
DEPARTMENT OF THE
TREASURY INTERNAL                ATTACH TO YOUR                ATTACHMENT
REVENUE SERVICE             FEDERAL INCOME TAX RETURN          SEQUENCE NO. 61
- --------------------------------------------------------------------------------
Name as shown on return                Identification number as shown on return

THERMOQAS COMPANY                      73-1454703
- --------------------------------------------------------------------------------
Check the box that identifies you:    /X/ Buyer         / / Seller
- --------------------------------------------------------------------------------
PART 1    General Information - To be completed by all filers
- --------------------------------------------------------------------------------
1  Name of other party to the          Other party's identification number
   transaction

   EMRO PROPANE COMPANY                38-1276465
- --------------------------------------------------------------------------------
   Address (number, street, and room or suite no.)

   6054 HILL ROAD
- --------------------------------------------------------------------------------
   City, state, and ZIP code

   FLINT, MICHIGAN  48507
- --------------------------------------------------------------------------------
2  Date of sale                        3  Total sales price

   SEPTEMBER 1, 1994                      $188,046,000
- --------------------------------------------------------------------------------
PART II Assets Transferred - To be completed by all filers of an original statement
- --------------------------------------------------------------------------------
4  Assets       Aggregate Fair Market Value       Allocation of Sales Price
                (Actual Amount for Class I)
- --------------------------------------------------------------------------------
Class I            $                            $
- --------------------------------------------------------------------------------
Class II           $                            $
- --------------------------------------------------------------------------------
Class III          $                            $
- --------------------------------------------------------------------------------
Class IV                                        $
- --------------------------------------------------------------------------------
Total                                           $
- --------------------------------------------------------------------------------
5  Did the buyer and seller provide for an allocation
   of the sales price in the sales contract or in another
   written document signed by both parties?................./ / Yes    / / No
   If "Yes," are the aggregate fair market values listed
   for each of asset Classes I, II, and III the amounts
   agreed upon in your sales contract or in a separate
   written document?......................................../ / Yes    / / No
- --------------------------------------------------------------------------------
6  In connection with the purchase of the group of assets,
   did the buyer also purchase a license or a covenant not
   to compete, or enter into a lease agreement, employment
   contract, management contract, or similar arrangement
   with the seller (or managers, directors, owners, or
   employees of the seller)?................................/ / Yes    / / No
   If "Yes," specify (a) the type of agreement, and (b) the
   maximum amount of consideration (not including interest)
   paid or to be paid under the agreement. See the
   instructions for line 6.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
For Paperwork Reduction Act         Cat. No. 63768Z        Form 8594 (Rev. 1-93)
Notice, see instructions.
                                                            3/24/93 page 751,643

                                 EXHIBIT 24.3

                                IRS FORM 8594

FORM 8594                                                      OMB No. 1645-1021
                               ASSET ACQUISITION               EXPIRES 2-29-96
(REV. JANUARY 1993)                STATEMENT
                               UNDER SECTION 1060
DEPARTMENT OF THE
TREASURY INTERNAL                ATTACH TO YOUR                ATTACHMENT
REVENUE SERVICE             FEDERAL INCOME TAX RETURN          SEQUENCE NO. 61
- --------------------------------------------------------------------------------
Name as shown on return                Identification number as shown on return

EMRO MARKETING COMPANY                 34-1155557
- --------------------------------------------------------------------------------
Check the box that identifies you:    /X/ Buyer         / / Seller
- --------------------------------------------------------------------------------
PART 1    General Information - To be completed by all filers
- --------------------------------------------------------------------------------
1  Name of other party to the          Other party's identification number
   transaction

   MAPCO FLORIDA, INC. AND             73-1336262 AND
   MAPCO PETROLEUM INC.                75-1287220
- --------------------------------------------------------------------------------
   Address (number, street, and room or suite no.)

   1800 SOUTH BALTIMORE AVENUE
- --------------------------------------------------------------------------------
   City, state, and ZIP code

   TULSA, OKLAHOMA  74119
- --------------------------------------------------------------------------------
2  Date of sale                        3  Total sales price

   SEPTEMBER 1, 1994                      $1O,000,000
- --------------------------------------------------------------------------------
PART II Assets Transferred - To be completed by all filers of an original statement
- --------------------------------------------------------------------------------
4  Assets       Aggregate Fair Market Value       Allocation of Sales Price
                (Actual Amount for Class I)
- --------------------------------------------------------------------------------
Class I            $                            $
- --------------------------------------------------------------------------------
Class II           $                            $
- --------------------------------------------------------------------------------
Class III          $                            $
- --------------------------------------------------------------------------------
Class IV                                        $
- --------------------------------------------------------------------------------
Total                                           $
- --------------------------------------------------------------------------------
5  Did the buyer and seller provide for an allocation
   of the sales price in the sales contract or in another
   written document signed by both parties?................./ / Yes    / / No
   If "Yes," are the aggregate fair market values listed
   for each of asset Classes I, II, and III the amounts
   agreed upon in your sales contract or in a separate
   written document?......................................../ / Yes    / / No
- --------------------------------------------------------------------------------
6  In connection with the purchase of the group of assets,
   did the buyer also purchase a license or a covenant not
   to compete, or enter into a lease agreement, employment
   contract, management contract, or similar arrangement
   with the seller (or managers, directors, owners, or
   employees of the seller)?................................/ / Yes    / / No
   If "Yes," specify (a) the type of agreement, and (b) the
   maximum amount of consideration (not including interest)
   paid or to be paid under the agreement. See the
   instructions for line 6.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
For Paperwork Reduction Act         Cat. No. 63768Z        Form 8594 (Rev. 1-93)
Notice, see instructions.
                                                            3/24/93 page 751,643